TABLE OF CONTENTS

                                  THE GCG TRUST

                                                                            PAGE
                                                                           -----
President's Letter                                                             1
Portfolio Manager Reports                                                      2
Statements of Assets and Liabilities                                          38
Statements of Operations                                                      44
Statements of Changes in Net Assets                                           50
Financial Highlights                                                          60
Portfolios of Investments                                                     77
Notes to Financial Statements                                                151

   The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

[LOGO OMITTED]
1475 Dunwoody Drive, West Chester, PA 19380









                                                                  August 2, 2002

Dear GCG Trust Shareholder:

We are pleased to share with you the GCG Trust (the "Trust") Semi-Annual Report for the six months ended June 30, 2002. The Report provides information about the performance and financial position of the Portfolios within the Trust.

The first half of 2002 provided disappointing investment results from the equity markets. The S&P 500 declined -13.15% and the Russell 2000 Index declined -4.70% over this time frame. The bond markets fared much better. The Lehman Brothers
Aggregate Bond Index returned 3.79%. In light of these varied returns, we continue to feel that our shareholders should stay focused on their long-term goals and remember that diversification in several investment styles remains important.

We constantly strive to provide the best possible investment choices for our clients. To do this, we continually monitor the investment landscape looking for portfolios that can add value to the Trust. This past May, we hired two new money managers, Mercury Advisors and J.P. Morgan Fleming Asset Management. Additionally, we expanded our relationship with Van Kampen.

We are confident that our Trust enhancements will help continue to make ING an attractive choice for your long-term investment assets. ING offers a comprehensive range of options across most investment classes and investment styles. We encourage you to discuss these options with your financial representative.

The Report contains comments from the Portfolio Managers of each of the Trust's Portfolios. The Portfolio Managers' comments reflect their views as of the date written and are subject to change. For more complete information about any Portfolios, the Trust, or any products, including charges, expenses, and investment risks, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Please read it carefully before investing.

As always, thank you for choosing ING.

Sincerely,


/S/ Mary Bea Wilkinson

Mary Bea Wilkinson
President
The GCG Trust

                                  THE GCG TRUST
                                 ALL CAP SERIES

HOW DID THE SERIES PERFORM?
The All Cap Series (the "Series") had a total return of (15.87)% for the six months ended June 30, 2002. During the same period, the Russell 3000 Index returned (12.24)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The markets have been contending with the corporate governance issue, which includes concerns over accounting, options treatment, and executive compensation. With the WorldCom and Enron bankruptcies, we have come full circle from several years ago. Investors, who "trusted" companies during the latter stages of the bull market, no longer do so. On the positive side, we have mitigated the market trend by maintaining larger than normal cash balances.

WHAT IS YOUR CURRENT STRATEGY AND OUTLOOK FOR THE SECOND HALF OF 2002?
Our principal investment strategy emphasizes individual security selection while spreading the portfolio's investments across industries, which may help to reduce risk. We seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics.

We see a market reversal as being violent on the upside. Bear markets breed their own excesses. Those buying Internet stocks at the top several years ago have been replaced by a similar class of investor shorting stocks aggressively, often in smaller, less liquid stocks. We believe a market advance could cause these investors to cover their short positions, thereby adding fuel to an improving stock market.


                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.



================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (18.60)%
               SINCE 2/1/2000 (INCEPTION)       0.29%
================================================================================
================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (15.87)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Pepsi Bottling Group, Inc.                            3.0%
   2. Costco Wholesale Corporation                          2.9%
   3. Verizon Communications, Inc.                          2.8%
   4. Novartis AG, ADR                                      2.6%
   5. Liberty Media Corporation, Class A                    2.4%

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS FOR THE PERIOD?
The Asset Allocation Growth Series (the "Series") returned (8.38)% for the six months ended June 30, 2002. This performance compares to returns over the same period of (11.77)% and 3.79%, respectively, for the Series' benchmarks, the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The last six months have been very tumultuous for both the equity and bond markets. Large, profitable, well-known companies' securities, which had previously seemed safe to some investors, became extremely out of favor in light of the immense losses following SEC investigations -- losses that seemed to occur whether or not corporate corruption was uncovered. Investment grade bonds suffered volatility stemming from uncertainties over the Federal Reserve raising rates, corporate bond downgrades, and an impending upturn in equities markets. The Lehman Brothers Aggregate Bond Index returned positive performance driven mainly by its underlying weightings in asset-backed (ABS), commercial mortgage-backed (CMBS) and mortgage-backed securities (MBS).

The Series' investments in bonds helped performance relative to its primary benchmark, the Wilshire 5000, which contains only equities. On the other hand, the Series' concentration in Treasuries detracted from relative performance, as the blended benchmark contained both Treasuries and the spread sectors of MBS, CMBS and ABS. Stock selection in the utilities, technology, and media sectors also detracted from the performance of the overall portfolio. On the positive side, the Series gained relative ground versus both of its benchmarks by avoiding stocks contained in both indices that blew up during the year-to-date.

WHAT IS YOUR STRATEGY FOR THE SECOND HALF OF 2002?
The Series' equity strategy remains focused on seeking out investment opportunities amongst companies that are less likely to disappoint. Emphasis is paid to companies where earnings are likely to exceed analyst expectations. The Series will continue to be style and sector neutral with value added expected to be driven almost entirely by individual stock selection. And at the margin, we are looking at individual situations that have leverage to an improvement in the overall economy.


                                          FIDELITY MANAGEMENT & RESEARCH COMPANY



================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (11.05)%
              SINCE 10/2/2000 (INCEPTION)     (11.65)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (8.38)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Microsoft Corporation                                 3.0%
   2. Pfizer, Inc.                                          2.3%
   3. American International Group                          2.3%
   4. General Electric Company                              1.9%
   5. Citigroup, Inc.                                       1.9%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

HOW DID THE SERIES PERFORM?
The Capital Appreciation Series (the "Series") returned (21.20)% for the six months ended June 30, 2002. During the same period, the Standard & Poor's 500 Index returned (13.15)%.

WHAT WAS THE ECONOMIC ENVIRONMENT DURING THE PERIOD?
During the first half of 2002, a large disparity between the U.S. economy and the U.S. equity markets arose. Signs of an economic recovery ranged from low inflation, a strong housing market, positive consumer confidence and spending, and an increase in manufacturing orders. In contrast, the markets plunged to levels not seen since the aftermath of September 11. Major headlines from several fronts spooked investors. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. The major market indices were all down year-to-date.

The Federal Reserve (the "Fed") continued in an accommodative mode leaving the Fed Funds rate at 1.75%, the lowest rate in 40 years. Low interest rates created a favorable home buying environment and helped increase the rate of refinancing as well. The expanding housing market indicated that while consumers felt pessimistic about equity investing, their swelling home equity created a wealth effect that encouraged spending.

Unemployment has increased slightly throughout the year, and weak corporate expenditures have kept economic growth at moderate levels. It appears that corporations will put off hiring and capital expenditures until concrete evidence of a recovery is in place.

WHAT SECTORS OR STOCKS HAD THE GREATEST EFFECT ON THE SERIES' PERFORMANCE?
The Series had good relative performance in the health care sector due to stock selection, while the biggest drags on relative performance were the financial and consumer discretionary sectors. The top five contributors for the portfolio for the period ended June 30, 2002 were UnitedHealth Group, Inc., HCA, Inc., BP Plc, ADR, Walgreen Company, and Exxon Mobil Corporation, while the bottom five contributors were Sprint Corporation (PCS Group), Cox Communications, Inc., AOL Time Warner, Inc., Tyco International, and Omnicom Group, Inc.

The portfolio managers continued to use a multidisciplinary approach to stock selection, focusing on earnings growth, value of earnings, and earnings momentum. The managers continued to look closely for economically sensitive stocks that fit the Series' criteria and may perform well in the current environment. The managers also continued to seek noncyclical stocks that are consistent growth-oriented stocks exhibiting positive momentum and good valuations.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?
Positive signs of an economic recovery have continued, although they are not yet reflected in the market. While second-quarter economic growth was not as robust as that of the first quarter, the recovery is expected to continue through the second half of 2002.


                                                  A I M CAPITAL MANAGEMENT, INC.



================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (26.66)%
                                   5 YEAR      (1.78)%
                                  10 YEAR       6.99%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (21.20)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Pfizer, Inc.                                          4.2%
   2. American International Group, Inc.                    4.2%
   3. Citigroup, Inc.                                       3.6%
   4. General Electric Company                              3.5%
   5. Target Corporation                                    3.5%

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM?
The Capital Growth Series (the "Series") had a total return of (23.22)% for the six months ended June 30, 2002. During the same period, the Russell Mid-Cap Growth Index returned (19.70)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Many conflicting signals buffeted stocks during the period under review. Positive economic reports were offset by cautious comments from company managements regarding future quarters. At the same time, concern on the geopolitical environment and corporate governance issues weighed on the markets. We exited 2001 on a positive note: Optimism for a sharp economic recovery was high, only to be erased in January and February as investors focused on the equity market's high valuations. March enjoyed a quick recovery in the markets as positive economic headlines buoyed the outlook for corporate profits and dominated investor sentiment. In April, May, and June the markets again gave way to cautious corporate earnings announcements along with corporate governance controversies.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?
During the six months ended June 30, the Series benefited from positions in Homebuilders NVR, Inc. and D.R. Horton, Inc., as both have remained strong and steady performers. Low interest rates have continued to drive the housing markets. Real estate is also benefiting as an alternative investment to the stock market. The Series' performance was aided by a position in Alliant Techsystems, Inc., which develops and supplies aerospace and defense technologies to the United States and its allies. Financial service positions in Concord EFS, Inc., Investors Financial Services Corporation, and Radian Group contributed positively to performance. Concord EFS, Inc. continues to be a core holding in the Series. The company continues to post superior earnings growth in a challenging environment thanks to its dominant position in debit card transactions processing. Legg Mason, Inc., with core businesses in investment advisory services, securities brokerage and capital markets, has shown healthy margin expansion and is an industry leader in growing AUM (assets under management) even in this difficult environment.

Although underweight in the Series, technology was one of the biggest detractors from its performance. The decline in technology stocks was broadbased, impacting all industries from software to hardware to semiconductors, as first-quarter technology spending did not rebound as much or as soon as anticipated, given the rebound in corporate profits. In software, PeopleSoft, Inc., VERITAS Software Corporation and Mercury Interactive Corporation negatively impacted the Series, as did telecom-oriented stocks like Juniper Networks, Inc. and Flextronics International. Microchip Technology, Inc., which designs and manufactures microcontrollers used in a broad range of products and industries, was able to buck the trend and contribute positively to performance. Biotechnology stocks mirrored the performance of many technology stocks. Protein Design Labs, Inc., a biotechnology company that served the Series well in 2001, failed to meet some significant milestones for potential products. Given this hit to future growth prospects, we have sold our position. Within health care, Tenet Healthcare Corporation, a manager of hospital facilities, offset some of the weakness, as did Quest Diagnostics, Inc.

WHAT IS YOUR CURRENT STRATEGY AND OUTLOOK FOR THE SECOND HALF OF 2002? The Series is currently overweight in technology, having averaged down into the sector's weakness during the second quarter. In our view, given the significant turn already underway in corporate cashflow, the turn in technology is only a matter of time, probably sooner than expected now. We have funded the technology purchases with profits from

Homebuilders NVR, Inc. and D.R. Horton, Inc. and health care positions including Tenet Healthcare Corporation and King Pharmaceuticals, Inc. The latter have also funded an increase in some severely depressed biotechnology positions.

In the near term, while corporate governance and geopolitical risks may continue to contribute to the equity markets' volatility, if the economy continues to recover as we believe it will, then the underlying trend is the market should turn up. Consequently, on setbacks in the market, we have gradually introduced more economic risk to the Series.


                                                ALLIANCE CAPITAL MANAGEMENT L.P.



================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (29.87)%
              SINCE 8/14/1998 (INCEPTION)      (6.85)%
================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (23.22)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. eBay, Inc.                                            4.5%
   2. Overture Services, Inc.                               2.8%
   3. Cendant Corporation                                   2.8%
   4. PeopleSoft, Inc.                                      2.6%
   5. Network Appliance, Inc.                               2.9%

                                  THE GCG TRUST
                       CAPITAL GUARDIAN SMALL CAP SERIES*

HOW DID THE SERIES PERFORM?
The Capital Guardian Small Cap Series (the "Series") posted a return of (8.93)% for the six months ended June 30, 2002. During the same period, the Russell 2000 Index and the Standard & Poor's SmallCap 600 Index returned (4.70)% and (0.02)%, respectively.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
Small-cap stocks outperformed large-caps for the period, though the Russell 2000 Index lost ground amid conflicting predictions about the timing of a full economic recovery in the U.S. Indications that a rebound was underway were inconsistent as the market steadily declined.

While news of 6.1% annualized GDP growth in the first quarter was welcome, retail sales and consumer confidence figures softened in the Spring, causing the market to question whether consumer spending would prove to be as resilient as it had been in past quarters. Confirming the market's mixed sentiment on the economy, the Federal Reserve left rates unchanged, stating that economic weakness and inflation posed equal risks. Value stocks outperformed growth stocks in both the small-cap and large-cap universes. More revelations related to the business practices of Enron and other energy traders and WorldCom's admission in late June of grossly overstating cash flow fueled concerns about corporate governance and financial transparency. Small-cap companies, however, were somewhat removed from the fears of accounting fraud that plagued large-cap stocks.

The technology, biotech, and telecom sectors all plummeted; while several industry leaders indicated that business had stabilized or improved in the first quarter, investors feared another drop, as demand by end users appeared to be waning. Software experienced a particularly difficult period. Health care, producer durables, and integrated oil were the other hardest-hit sectors, while financials, consumer staples, and materials held up relatively well.

Dreyer's Grand Ice Cream, Inc. has been among our largest holdings, and the announcement that the company would be acquired by Nestle was a boon to the Series' overall results. Returns were also aided by our overweighting to the materials sector, particularly in chemical companies. Our positions in semiconductor capital equipment stocks hurt the Series. Media and cable stocks in the portfolio were damaged by fallout from the unfolding story of Adelphia Communications inflating subscriber numbers and filing for bankruptcy, though our positions in radio broadcasting reported positive earnings.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
The Series is positioned to take advantage of the recovery slowly unfolding in the U.S. economy. While the consensus is that the U.S. economy may not be fully back on its feet until 2003, we continue to anticipate an upswing in cyclical stocks, including chemical and industrial companies. We are not as optimistic about the future for consumer staples companies, as we believe that sector's recent strength may have run its course. The telecommunications industry has taken such severe losses that we think the worst may be behind it. We are starting to find attractively priced opportunities in telecom infrastructure-related companies with free cash flow and low business model risk.

Volatile market conditions have created a number of fallen-angel small-caps; the June 30 rebalancing of the Russell 2000 Index further reflects this trend, with some struggling large-cap stocks falling back into the small-cap universe. Most notably, the index's information technology weighting will increase, while its financials weighting will fall. In this shifting environment, our focus on bottom-up research should uncover small-cap companies with strong underlying fundamentals trading at attractive valuations.


                                                  CAPITAL GUARDIAN TRUST COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (14.58)%
                                   5 YEAR       7.97%
               SINCE 1/3/1996 (INCEPTION)       9.21%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (8.93)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On May 1, 2002, Small Cap Series changed its name to Capital Guardian Small Cap Series.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Dreyer's Grand Ice Cream, Inc.                        2.3%
   2. Ferro Corporation                                     1.8%
   3. LTX Corporation                                       1.4%
   4. Credence Systems Corporation                          1.3%
   5. Annaly Mortgage Management, Inc.                      1.3%

                                  THE GCG TRUST
                                CORE BOND SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
The Core Bond Series (the "Series")  under-performed  its benchmark,  the Lehman
Brothers Aggregate Bond Index, for the six months ended June 30, 2002. The Series returned 2.96% versus 3.79% for its benchmark.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Interest rates fell and most bonds gained in the first half of 2002 as investors sought a safe haven amid turbulent financial markets. Sources of volatility in the markets were: outrage at accounting and corporate governance scandals among telecom and energy/pipeline companies; losses in Brazilian bonds amid election-related uncertainty; and a sharp fall in the U.S. dollar. Treasury securities outpaced corporate bonds and non-U.S. bonds amid strong demand for safe, stable, and liquid assets. Mortgages also performed well given their high yields and strong credit quality.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS ITS BENCHMARK?
We sought to anticipate reflationary forces in the markets by moving toward below-index duration and increasing exposure to stable, attractively priced corporate bonds. While positioning the Series early for an expected turn in the economy will pay off in the long run, these strategies detracted from first-half returns.

A near-index yield curve position was neutral for returns while a mortgage overweight had a minor impact as this sector performed near Treasuries on a like-duration basis. However, favorable security selection contributed positively to returns. While an underweight to corporates was positive, adverse security selection among telecom and energy/pipeline issues detracted from returns. Emerging market bonds detracted from returns as Brazil's problems adversely affected the entire asset class.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
A 20-year era of disinflation is over. Reflation will dominate over the next several years, sustaining a mild recovery with inflation peaking at 3-4%. This turning point will prove difficult for financial assets as interest rates will trend higher in a reflationary environment. We believe that the cyclical recovery in the U.S. will slow as concerns about corporate governance and accounting issues will discourage a revival in business investment.

We will limit interest rate risk and focus on higher-yielding mortgage, corporate, and emerging market bonds that provide a margin of safety. The target duration will be near or modestly below the benchmark given our expectations for an upward bias in rates. We will focus on short/intermediate maturity issues, which are less sensitive to reflationary pressures than longer maturities. The Series will continue to emphasize mortgages to capture premium yields with minimal credit risk, but target allocation closer to benchmark levels following the strong rally in this sector and target near-index weightings of corporates, focusing security selection on stable credits with sound corporate governance and transparent accounting practices. Our outlook for telecom and energy/pipeline holdings that hurt performance in the second quarter is positive given their strong cash flow and asset coverages. We also believe that emerging market bonds with solid credit fundamentals, such as Brazil, will be an attractive source of yield going forward despite recent negative performance. We may increase positions in developed non-U.S. positions, especially in the Eurozone, which continue to offer attractive relative value.


                              PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC (PIMCO)




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR       8.55%
              SINCE 8/14/1998 (INCEPTION)       1.29%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE       2.96%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE NON-CASH HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Federal National Mortgage Association,
      due through 2036 ranging from
      4.243% to 5.500%                                     16.0%
   2. U.S. Treasury Bonds, due through 2029 ranging from
      6.125% to 11.25%                                      9.1%
   3. Government National Mortgage Association,
      due through 2037 ranging from 5.25% to 6.75%          8.5%
   4. Bundesrepublik Deutschland,
      5.25% due 07/04/2010                                  3.3%
   5. U.S. Treasury Note, 6.125%
      due 08/15/2007                                        2.5%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM?
The Developing World Series (the "Series") appreciated by 0.56% during the first six months of 2002. The Morgan Stanley Capital International Emerging Markets Free Index appreciated by 2.07% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Investor sentiment has been a roller coaster during the first half of 2002. At the outset of the year, confidence about a global economic recovery began to improve. However, during the latter part of the second quarter the positive sentiment had reversed course. The increased nervousness has been heightened by ongoing speculation about further examples of creative accounting in the U.S. corporate sector.

Asia has been the best performing region helped by the positive relative performance of Malaysia and Korea. In Latin America, Brazil and Mexico underperformed on concerns about public sector debt levels and the pace of the U.S. recovery. Meanwhile, in the Europe, Middle East and Africa regions, both Russia and South Africa appreciated sharply while worries about the health of Prime Minister Ecevit in Turkey caused sharp price declines.

A new theme has evolved during the period, the weakness of the U.S. dollar. The causes of this included concern about the ability of the U.S. to finance its current account deficit (which amounts to about 4% of GDP) at a time when demand for U.S. assets is dwindling. In response to this theme the Series has been repositioned in favor of China and Malaysia at the expense of some of the cyclical markets. Both markets have currencies pegged to the U.S. dollar, therefore, as the U.S. currency weakens their currencies become more competitive. We have reversed our positive view on Brazil and reduced the Series' position to neutral, as we believe sentiment could remain weak until after the Presidential election in October.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?
The fundamental investment case for the Emerging Asset Class remains intact. Based on a supportive global growth and liquidity environment, and growing evidence of heightened attention to improving corporate governance standards, we believe that valuations deserve a further re-rating. However, the investment case has been weakened by the less robust global recovery expected and major uncertainty about the U.S. economy and corporate sector. The net effect has been a declining risk appetite that is likely to persist at least in the short term.

Given negative investor sentiment, we intend to maintain a diversified strategy. This includes a reduced exposure to the global recovery, increased exposure to beneficiaries of weakness in the U.S. dollar, and ongoing exposure to reform-minded markets. Russia remains a prime example of the latter.


                                         BARING INTERNATIONAL INVESTMENT LIMITED




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      (1.87)%
              SINCE 2/18/1998 (INCEPTION)      (6.33)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE       0.56%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Samsung Electronics Company Ltd.                      7.4%
   2. Kookmin Bank                                          4.1%
   3. Anglo American Plc                                    3.9%
   4. China Mobile (Hong Kong) Ltd.                         3.1%
   5. Malayan Banking Berhad                                2.3%

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

HOW DID THE SERIES PERFORM?
The Diversified Mid-Cap Series (the "Series") had a total return of (5.32)% for the six months ended June 30, 2002. During the same period, the Russell Mid-Cap Index returned (5.71)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Over the six-month period ended June 30, 2002, the Federal Reserve continued to cut interest rates to increase liquidity and boost consumer and corporate spending. Investors fled large-cap growth stocks in favor of small-cap value stocks and fixed-income investments. While the economic news tended to be positive, the market reacted poorly to the bad press surrounding companies like Enron and WorldCom. The Series finished in negative territory but outperformed its benchmark for the period. Contributing to performance were underweighted positions in both the health care and information technology sectors. Overcapacity still punished many of the hardware equipment makers and increased FDA scrutiny, coupled with a slowing drug pipeline, hurt the pharmaceutical and biotechnology companies. Security selection within the industrials sector hurt performance as well, specifically airline companies, which faced labor disputes from the unions and falling margins on flights.

WHAT IS YOUR STRATEGY FOR THE SECOND HALF OF 2002?
The portfolio strategy remains focused on seeking out investment opportunities amongst companies whose earnings are less likely to disappoint. Emphasis is paid to companies where earnings are likely to exceed analyst expectations. The Series will continue to be style and sector neutral with a focus on astute stock selection. And at the margin, we are looking for individual situations that have leverage to an improvement in the overall economy.


                                          FIDELITY MANAGEMENT & RESEARCH COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      (8.55)%
              SINCE 10/2/2000 (INCEPTION)      (7.30)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (5.32)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. IShares Russell MidCap Index                          2.3%
   2. Pactiv Corporation                                    1.6%
   3. Sovereign Bancorp, Inc.                               1.5%
   4. Trigon Healthcare, Inc.                               1.4%
   5. Limited, Inc.                                         1.3%

                                  THE GCG TRUST
                              EQUITY GROWTH SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
Since its inception on May 1, 2002, the Equity Growth Series (the "Series") had a total return of (9.80)%. This compares to a return of (7.80)% for the Standard & Poor's 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS DURING THE PERIOD?
Domestic equities endured a very difficult period, as a number of market indices approached or fell below their September 21, 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum in the traditional growth areas of technology, biotechnology, and telecom services. Accounting concerns remained at the forefront of investors' minds, amid a number of headline scandals and bankruptcies that culminated with the news of massive accounting fraud reported by WorldCom. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement, as a number of positive data points were reported, including an upward revision to first-quarter GDP. Inflation has remained "remarkably quiescent" according to Alan Greenspan, and the Federal Reserve opted to leave interest rates unchanged. Nevertheless, market sentiment and investor confidence appeared to be quite negative at quarter-end.

WHAT SECTORS/STOCKS HAD THE GREATEST EFFECT ON THE SERIES' PERFORMANCE? Detractors to performance included energy where the exposure was focused within oil services, which we view as a hedge against the possibility of war. We favor Anadarko Petroleum Corporation for its domestic reserves in this scenario. We believe the stock bottomed in the second quarter. Stock selection in technology was favorable compared to the index, although it was still the weakest segment of the index and the second weakest in the portfolio. Within technology, we have maintained the strategy of overweighting the largest, most dominant companies within the respective space, including Intel Corporation, Microsoft Corporation, and Cisco Systems, Inc. We view financials as a barometer of economic health and weakness in the sector was reflective of concerns about the economy. We increased exposure to stable growth names such as Citibank and Bank of New York Company, Inc. Within health care, exposure to biotech was reduced as we see no positive near-term catalysts for the group and the group is lagging. The overweight in large-cap pharmaceuticals was reduced to roughly a market weight. We view the group as cheaply priced in light of earnings potential when compared to other segments such as technology. The portfolio benefited from exposure to health care services, and strong performance in names such as HCA, Inc., AmerisourceBergen Corporation, and Quest Diagnostics, Inc. The defense names we owned within industrials performed well, including General Dynamics Corporation and Raytheon Company, offsetting some of the weakness in General Electric Company (GE). GE continued to be hurt by accounting fears, despite a strong and well-diversified business model. We added to GE on weakness. Underweights in telecom and utilities were beneficial. Within telecom we own Verizon Company and SBC Communications, Inc. names we believe will withstand the shakeout in the industry, which could last as long as three years.

WHAT IS YOUR OUTLOOK FOR THE MARKETS?
The current spate of disclosure disasters is leading to a purge that ultimately will be healthy for the markets, in our view. There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company management. In the interim, there is massive multiple compression and almost a witch hunt mentality.



On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line we do believe that the recovery will at some point take hold. We remain invested in a mix of stable and cyclical growth companies and focused on intense fundamental research.


                                                                      VAN KAMPEN




================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

               SINCE 5/1/2002 (INCEPTION)      (9.80)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. General Electric Company                              6.0%
   2. Microsoft Corporation                                 5.2%
   3. Pfizer, Inc.                                          4.1%
   4. Freddie Mac                                           4.1%
   5. Citigroup, Inc.                                       3.1%

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?
The Equity Income Series (the "Series") returned (3.59)% for the six months ended June 30, 2002. The Standard & Poor's 500 Index returned (13.15)% for the same period.

WHAT SECTORS/SECURITIES CONTRIBUTED THE MOST TO THE SERIES' PERFORMANCE?
The Series outperformed the broad market as measured by the Standard and Poor's 500 Stock Index and the Lipper VA Underlying Equity Income Funds Average. The portfolio enjoyed solid performance from the materials, industrials, and energy sectors, and within these groups it benefited by holding strong performers and avoiding the more disappointing names.

Industrials contributed most to relative results, with top contributors coming from defense stocks such as Lockheed Martin Corporation and Rockwell Collins, Inc. In technology, the Series benefited from better stock holdings and significant underweighting versus the benchmark. The portfolio also found relative strength in the energy sector due to an overweight allocation and good stock selection. The strongest stock within this group -- and one of the top contributors to the Series' absolute performance -- was oil company Amerada Hess Corporation. On the other hand, General Electric Company was one of the Series' major detractors since the stock was down 25% during the first half. A slightly overweight allocation to health care and weak stock positions, particularly struggling pharmaceutical companies Schering-Plough Corporation, Wyeth, and Bristol-Myers Squibb Company, impaired relative results.

WHAT IS YOUR OUTLOOK FOR THE REST OF 2002?
We do not know if we are yet near the end of the market decline, but we would caution investors not to be overly emotional in responding to the negative environment. In our view, many stocks now reflect reasonable valuations. Corporate earnings are recovering, and most corporate managements act responsibly. This is not the time to be stampeded out of an appropriate investment plan.


                                                  T. ROWE PRICE ASSOCIATES, INC.




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      (4.81)%
                                   5 YEAR       5.23%
                                  10 YEAR       7.48%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (3.59)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Exxon Mobil Corporation                               2.6%
   2. ChevronTexaco Corporation                             2.5%
   3. Merck & Company, Inc.                                 2.0%
   4. Honeywell International, Inc.                         1.8%
   5. BP Plc, ADR                                           1.8%

                                  THE GCG TRUST
                               FOCUS VALUE SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
Since its inception on May 1, 2002, the Focus Value Series (the "Series") had a total return of (9.40)%. This compares to a return of (7.80)% for the Standard & Poor's 500 Index (the "Index") during the same period.

WHAT FACTORS CONTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?
Questionable accounting practices and management actions caused swift and unexpected declines in three of our holdings: Adelphia, WorldCom, Inc., and Vivendi Universal S.A. Additionally, extreme weakness in the information technology sector could not offset strength in our materials and financial holdings. While the hopes for our Adelphia and WorldCom, Inc. positions have disappeared, we still are optimistic about our technology-related investments.

We used the market weakness during the quarter to add to a number of retail, media, and capital-markets-oriented financial companies in anticipation of better economic times. These purchases come from a variety of stocks that have done relatively well due to the defensive characteristics of their businesses, such as companies that provide consumer products or are health-care-related.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?
Currently, most indicators are pointing toward an economic recovery. We have positioned the Series in companies that should benefit from a recovery. Unfortunately, corporate mistrust and questionable accounting practices have pushed improving economic fundamentals into the background. The Series remains overweight versus the Index in material, media, and capital-market-related financial stocks because we expect that the effects of these economic improvements eventually will have a positive impact on their bottom lines. The Series remains underweighted in consumer staples and health care since these stocks' defensive nature has made them relatively expensive. We are maintaining the overweight in those technology stocks that are trading near their cash levels and/or book values because we believe that a cyclical upturn should bode well for technology-related spending.


                                                                MERCURY ADVISORS



================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

               SINCE 5/1/2002 (INCEPTION)      (9.40)%
================================================================================

TOTAL   RETURNS  FOR  THE  SERIES   INCLUDE   REINVESTMENT   OF  DIVIDENDS   AND
DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Liberty Media Corporation, Class A                    5.1%
   2. 3Com Corporation                                      3.2%
   3. Wachovia Corporation                                  2.9%
   4. Sappi Ltd., ADR                                       2.8%
   5. Boise Cascade Corporation                             2.8%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS FOR THE PERIOD?
The Fully Managed Series (the "Series") returned 2.57% for the six months ended June 30, 2002. This performance compares to returns over the same period of (13.15)% and 3.26%, respectively, for the Series' benchmarks, the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS?
After a mixed first quarter, major stock indexes plunged in the second quarter as the economic recovery moderated and companies continued to warn that earnings or revenues would be weaker than expected. Reports of accounting irregularities at telecom giant WorldCom, Inc., charges of sales tax evasion against Tyco International's departing CEO, and military tensions in Asia and the Middle East exacerbated the market's bearish sentiment.

Technology and telecommunications stocks paced the market's decline. The Nasdaq Composite Index tumbled more than 20% and finished the period at levels not seen since the weeks following September 11. Media, biotechnology, and pharmaceutical shares also fell sharply. Financial and natural resource-related stocks fared much better than the major indexes, and real estate stocks posted modest gains.

WHAT SECTORS/SECURITIES CONTRIBUTED MOST TO THE SERIES' PERFORMANCE?
The Series' relatively strong six-month return reflected its very defensive strategy, characterized by wide asset diversification and a pronounced value orientation. This stance resulted in a substantial advantage during the first quarter, when the broad market was flat but growth stocks were weak. During the second quarter, this conservative approach provided a significant cushion as stocks plunged on a broad front, but was unable to keep performance in positive territory. Within the portfolio, every asset class -- stocks, convertible bonds, bonds -- outperformed its index, and all contributed to the positive six-month return. Five of our top 10 contributors ranked among our 10 largest holdings as of June 30, while none of the 10 worst contributors ranked among the top 10 holdings.

Our defensive posture continued to pay off in turbulent markets. Just over half of the assets are invested in equities (mostly common stocks), one-quarter are in convertible securities, about 3% in U.S. Treasury notes and other government obligations, and roughly 22% in cash reserves. Reflecting our value approach, holdings remained concentrated in Old Economy sectors such as consumer, energy/utilities, financial, and industrials/business services/materials.

Our purchases during the period reflected our attempt to take advantage of the widespread second-quarter sell-off as well as the continued woes of technology and telecommunications stocks. Some of the more traditional value purchases included Verizon Communications, Inc. in the telecom sector; El Paso Corporation, which has reestablished itself as a gas utility and energy exploration company; and Phelps Dodge Corporation in the base metals sector. We also established new or increased positions in large pharmaceutical companies -- traditional growth areas -- as they were beaten down to value levels. We purchased the convertible securities of Lucent Technologies, Inc., Omnicom Group, Inc. and Ford Motor Company, which offer attractive yields and some exposure to a potential improvement in the stock market.

Sales represented a number of themes, including merger activity and profit-taking. Our largest sale, Niagara Mohawk, was an example of the former, while the elimination of a sizable position in Mitchell Energy & Development was an example of the latter. Most major sales netted profits for the Series, but J.C. Penney was an exception.



The coming months will probably see us broadening our exposure to equities both through purchases of stocks and also of convertible securities that are more stock-market sensitive than our current convertible bond holdings.

WHAT IS YOUR OUTLOOK FOR THE SERIES?
Value stocks have enjoyed an extended period of market leadership, and we see signs that some balance is returning to the market amid all the volatility. During the bull market, growth stock valuations reached extreme levels relative to value stocks. As investors fled growth stocks, especially tech and telecom, and value stocks rose, the valuation gap returned to more normal levels. Looking ahead, we would expect the kinds of securities we favor to make further progress when the investment environment improves. As for the market as a whole, its health will depend on the restoration of investor confidence and on the economy's continued recovery.


                                                  T. ROWE PRICE ASSOCIATES, INC.




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR       3.58%
                                   5 YEAR      10.66%
                                  10 YEAR      10.77%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE       2.57%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE NON-CASH HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Amerada Hess Corporation                              3.5%
   2. Newmont Mining Corporation Holding Company            3.2%
   3. Ryder System, Inc.                                    2.6%
   4. Roche Holdings, Inc., 3.622% due 07/25/2021           2.1%
   5. Loews Corporation                                     1.8%

                                  THE GCG TRUST
                            FUNDAMENTAL GROWTH SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
Since its inception on May 1, 2002, the Fundamental Growth Series (the "Series") had a total return of (9.40)%. This compares to a return of (7.80)% for the Standard & Poor's 500 Index during the same period.

WHAT WERE THE MAJOR FACTORS AFFECTING THE SERIES' PERFORMANCE VERSUS ITS BENCHMARK?
The main factor in the performance versus the benchmark was the Series' modest underweight in the consumer staples sector, including no positions in The Coca-Cola Company and Procter & Gamble Company. Several of our holdings in the technology sector also had a negative impact on the relative return. The Series is modestly overweighted in the information technology sector, for which we are positive on the upturn potential. Selected equity holdings in the consumer discretionary (i.e., retailers) and financial sectors contributed positively to the relative performance.

HOW IS THE SERIES POSITIONED AND WHAT IS THE STRATEGY GOING FORWARD?
The Series' largest weighting continues to be in the consumer discretionary sector. The sector includes major discount and specialty retailers, restaurant chains, and major media and entertainment companies. Since early in the fourth quarter of 2001, U.S. consumers have increased their real rate of growth of spending on motor vehicles, consumer electronics, apparel, home improvement, and household goods. We believe that the current significant reduction in federal income tax rates, the attractive consumer financing rates for home purchases, and gradually improving labor market conditions augur well for a continued uptrend in consumer spending. The higher levels of consumer debt appear to reflect primarily the substantial increase in home ownership rates as more people have been able to afford their own home with the federal tax rate cut and the lower financing rates. It appears from U.S. government reports that the recovery in real consumer spending over the last nine months is being accompanied by an uptrend in orders, production, imports, and installation of new information technology equipment in the computing area. Also, the national advertising market started to turn up in mid-March 2002, as national account customers began to purchase advertising time and space in the forward market at higher prices. In addition to the significant weighting in the consumer discretionary sector, the Series also has a significant weighting in information technology.


                                                                MERCURY ADVISORS




================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

               SINCE 5/1/2002 (INCEPTION)      (9.40)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Microsoft Corporation                                 5.5%
   2. Wal-Mart Stores, Inc.                                 4.8%
   3. Intel Corporation                                     3.3%
   4. American International Group, Inc.                    3.2%
   5. International Business Machines Corporation           3.0%

                                  THE GCG TRUST
                             GLOBAL FRANCHISE SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
Since its inception on May 1, 2002, the Global Franchise Series (the "Series") had a total return of (2.00)%. This compares to a return of (5.97)% for the Morgan Stanley Capital International All Country World Free Index during the same period.

WHAT SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS ITS BENCHMARK?
The Series' performance since inception has been driven by a combination of strong stock selection across the industries we invest in as well as a significant bias in the Series toward the stable consumer staples sector. From a relative perspective, the Series' zero weight in technology, telecoms, and health care was helpful as those sectors fell 15%, 9% and 8% respectively in the second quarter.

Within our consumer branded goods holdings, Swedish Match AB (+3.5%), Davide Campari Milano S.p.A. (+3.1%) and Groupe Danone (+5.1%) have risen since inception. Although selling diverse, repeat-purchase items ranging from chewing tobacco to premium bottled water, these companies have what investors desire: dominant brands, stable, transparent free cash flow, credible management, and reasonable valuation. Spanish lift installation and servicing company Zardoya-Otis S.A. (+7.1%) was another strong contributor benefiting from its recurring and profitable servicing contracts.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
The Series seeks companies that possess four quality characteristics: high return on operating capital employed, dominant intangible assets (brands, copyright, etc.), recurring revenue, and the potential for growth through reinvestment of free cash. We also demand a reasonable valuation which we define as free cash flow yield equal to or greater than interest rates. The quality and value hurdles we set, by necessity, leads to a concentrated number of stocks. Not surprisingly, in the current environment of economic uncertainty, accounting shenanigans, and corporate impropriety the market has revalued upwards a number of our companies. However, the weighted average free cash flow yield of the Series is around 5% today which we believe compares favorably with long interest rates and suggests that we are not paying in today's share price for future growth. From an operational perspective the Series' holdings are performing well or exceeding expectations. Many of our companies have reinvested the benefits of recent cost-cutting initiatives back into brand support and promotion rather than take the savings to the bottom line. That gives us comfort that our companies are thinking about brand longevity rather than short-term earnings per share.

During the past few weeks we have met with the management of 18 out of the 26 stocks in the Series as well as 10 "B" list candidates that we may be interesting at lower valuation levels. We will be digesting the raw material from these meetings in the coming weeks. You should expect to see the impact from this work over the course of the next few months.


                                                                      VAN KAMPEN




================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

               SINCE 5/1/2002 (INCEPTION)      (2.00)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Reckitt Benckiser Plc                                 7.1%
   2. Cadbury Schweppes Plc                                 6.1%
   3. British American Tobacco Plc                          5.1%
   4. Allied Domecq Plc                                     4.9%
   5. Davide Campari-Milano S.p. A.                         4.8%

                                  THE GCG TRUST
                                  GROWTH SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
For the six months ended June 30, 2002, the Growth Series (the "Series") returned (22.83)%. This compares to a return of (13.15)% for the Standard & Poor's 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The Federal Reserve kept short-term interest rates near historic lows during the period, allowing the U.S. economy to show tangible signs of improvement. Gross domestic product expanded at a much stronger than the expected rate of 6.1% during the first quarter as the manufacturing sector rebounded and consumer confidence held firm. Despite the upbeat economic news, a long-awaited recovery in corporate profits failed to appear and markets were unable to gain any real traction as a result. Meanwhile, a growing list of corporate scandals gave rise to concerns about corporate governance and a general mistrust of financial accounting standards across the market, sending stocks sharply lower from their already depressed base.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE VERSUS ITS BENCHMARK? The Series was hurt by a continued slide in technology shares, which fell as a lack of demand growth in key segments of the market caused prospects for stabilization in the sector to fade. We had cut our technology exposure substantially over the last 18 months and continued to do so this period in response to a further deterioration in business fundamentals and a continued lack of earnings visibility. These changes notwithstanding, our remaining exposure to technology -- in most cases at significantly reduced position sizes -- worked against us during the period.

Setbacks included media shares such as Comcast Corporation and Liberty Media Corporation, which suffered from fears that a rebound in advertising spending would be slower and less dramatic than some investors originally believed. Both companies also lost ground as investors reacted to the well-publicized troubles of cable operator Adelphia Communications and telecom giant WorldCom, Inc. -- neither of which were held in the Series -- by selling media stocks with little regard to fundamentals.

Our insurance stocks performed well as the industry's leaders began to take advantage of what we believe will be a sustained improvement in pricing. Individual standouts included AFLAC, Inc., which we purchased after we became convinced that a stumble in the Japanese market -- a country that accounted for more than 75% of AFLAC's consolidated revenue in fiscal 2001 -- was temporary.

Defense contractor Raytheon Company also performed well as investor sentiment toward the defense sector improved as a result of the Bush administration's commitment to increase defense spending to support the ongoing war on terrorism. More important, however, was the clear improvement in Raytheon's operating performance that became evident when the company released fourth-quarter earnings early in the period.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
As recent experience has shown, predicting the short-term direction of the market is difficult if not plainly impossible. Still, we have now endured a long and difficult market and at some point the trends will naturally move in a more favorable direction. Meanwhile, we have positioned the Series defensively in recognition of the uncertainty -- both political and economic -- that continues to define today's market environment.


                                                    JANUS CAPITAL MANAGEMENT LLC




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (34.78)%
              SINCE 8/14/1998 (INCEPTION)      (3.89)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (22.83)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Liberty Media Corporation, Class A                    4.3%
   2. Pfizer, Inc.                                          4.0%
   3. Berkshire Hathaway, Inc. Class B                      3.1%
   4. Tenet Healthcare Corporation                          2.8%
   5. Electronic Arts, Inc.                                 2.8%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
The Hard Assets Series (the "Series") returned 15.22% during the first half of 2002. The Series significantly outperformed the Standard & Poor's 500 and Russell 2000 Indexes, which returned (13.15)% and (4.70)%, respectively.

WHAT SECTORS AFFECTED THE SERIES' PERFORMANCE?
The energy sector was relatively stable in comparison to previous quarters. Agreement on production levels between OPEC and non-OPEC countries ensured the price of oil increased from its low of $17/bbl in January. It then remained in a range between $23-29/bbl, as the negative influence of excess global supply of both crude and refined products conflicted with the bullish signals of rising demand within the U.S., a month-long Iraqi embargo, and ongoing tension in the Middle East. The June OPEC meeting resulted in no change to the existing quotas, but compliance amongst the cartel fell during the period under review. Natural gas prices also remained robust.

The base metal sector demonstrated mixed performance as the market began to focus on the fundamental outlook for individual commodities. Aluminum and zinc prices remained under pressure, although copper and nickel prices proved resilient. The outcome of annual bulk commodity negotiations resulted in falling prices for iron ore and thermal coal, but a 12.5% rise in coal prices.

Gold was again the strongest performing Global Resource sub-sector despite experiencing weakness in June, when gold prices rapidly retreated from a high of $328 to $318 per ounce. The Series has retained its significant overweight position in gold mining companies.

The forest product sector again outperformed as price increases were announced. The North American pulp price increased. Norscan pulp inventories fell by the end of May, indicating the return of pricing power to the producers.

The chemical sector underperformed as weak equity markets adversely affected cyclical stocks.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?
The positive weighting to gold stocks and overweight positions in select base metal sub-sectors (such as copper) were the main contributors to performance over the period. Within the energy sector, the Series' exposure to the Russian oil producers and companies with solid contract profiles in the oil service sector, such as Saipem, also benefited the Series.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?
Our outlook for the sector remains unchanged. The second-leg of commodity price improvements is dependent on a follow through in demand, which has yet to manifest itself. However, as evidence of the recovering U.S. economy mounts, we believe that this will occur later in the year. The Series has positioned itself with exposure to specific commodities that are showing supply-side control and are able to withstand any prolonged period of weakness, but also set to experience strong earnings growth when physical demand increases. The outlook for copper, nickel, pulp, and steel prices remains particularly robust. Oil is likely to remain within its current trading range given robust demand in the U.S. offset by high global inventories and spare OPEC capacity, although ongoing Middle East concerns are likely to ensure a war premium remains in the price. The outlook for gold and gold equities remains strong with fears of a growing U.S. budget and current account deficits and subsequent continued weakness in the U.S. dollar. The sector should also benefit from its "safe haven" status if global equity markets continue to deteriorate and investors' appetite for risk diminishes further.


                                        BARINGS INTERNATIONAL INVESTMENT LIMITED




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR       6.92%
                                   5 YEAR      (2.87)%
                                  10 YEAR       5.79%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      15.22%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Exxon Mobil Corporation                               9.5%
   2. du Pont (E.I.) de Nemours and Company                 5.3%
   3. Suncor Energy, Inc.                                   4.2%
   4. Saipem S.p.A.                                         3.9%
   5. TotalFinaElf S.A.                                     3.8%

                                  THE GCG TRUST
                       INTERNATIONAL ENHANCED EAFE SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
Since its inception on May 1, 2002, the International Enhanced EAFE Series (the "Series") had a total return of (2.90)%. This compares to a return of (2.76)% for the Morgan Stanley Capital International EAFE Index during the same period.

WHAT FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?
The benchmark index drifted sideways until June, when it collapsed as investors worried about everything before rallying on the last day of the period. The economy has remained reasonably resilient, but a series of accounting scandals and bankruptcies has temporarily challenged investors' faith in equities in general and U.S. equities in particular. Bond yields fell sharply, and credit spreads widened. The U.S. dollar tumbled versus the Yen and Euro as investors repatriated and traders sold the dollar for what seemed like the first time in a decade.

Since inception, the Series has seen positive returns coming from the oil stocks, TotalFinaElf S.A. and ENI S.p.A. Nokia Oyj proved to be more defensive within its sector as did Vodafone Group Plc and NTT DoCoMo, Inc. within telecoms. The underweight position in utilities as well as insurance exposure were the principal causes of negative attribution.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
After a period which has seen substantial volatility due to earnings shortfalls, corporate bankruptcies, a focus on accounting issues, and a potential outbreak of war, it is hard, or perhaps foolhardy, to focus on the positives. When we look at the economy we can see that the interest rate cuts and liquidity injections have ensured a healthy continuation of the pickup in activity that we saw in the first quarter of 2002. Not to the same extent, but a combination of ongoing consumer spending and inventory adjustment has ensured that the problem does not lie with the economy. A lack of pricing power and revenue generation together with caution on capital expenditure has impacted profitability across the market and decimated certain sectors. The inability of certain companies/sectors to access the debt markets as spreads widen has brought the fear of contagion to the markets.

Although the U.S. is undergoing its workout, international markets are doing better owing to the lack of excess, debt buildup and the underlying strength of the consumer. Similarly in Asia, the corporate sector is benefiting from the pickup in economic activity. Within the Series, we remain overweight in the energy and consumer sectors and Japanese technology with health care providing defensiveness at the earnings level. We are underweight in telecommunications, utilities and financials, which should be the sectors likely to see earnings disappointments due to expected write-offs. Within all of this, both region and sector risk is small and our success is dependent on continuing to hold the right stocks and avoid those corporate shockers.

                           J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LIMITED



================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                     SINCE 5/1/2002 (INCEPTION)      (2.90)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. TotalFinaElf S.A.                                     4.8%
   2. ENI S.p.A.                                            4.1%
   3. GlaxoSmithKline Plc                                   2.7%
   4. Vodafone Group Plc                                    2.5%
   5. Deutsche Bank AG                                      2.2%

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?
The International Equity Series (the "Series") returned (1.33)% in the first half of 2002. The Morgan Stanley Capital International All Country World Free Index returned (8.12)% in the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? During the first half of 2002, investors struggled to gain confidence that global recovery was at hand. The U.S. had led the downturn and it seemed obvious that the economy, accounting for about 30% of global output, would lead the rebound. But how strong would this be? Consumer spending had not fallen very much and there was no reason why it should accelerate. In addition, slumping business investment, especially in technology, had put the economies on the downward track and was unlikely to rebound strongly.

There was little to get enthused over in the international economies, which were earlier in the cycle than the U.S. Japan's problems, deflation and a paralyzed banking system, seemed as intractable as ever. Demand remained weak in Europe except the U.K. In the U.K., overall conditions were more favorable, with unemployment and interest rates at the lowest levels in a generation, a booming housing market and vibrant consumer demand. But the U.K.'s economy was too small in global terms to make a difference. Vulnerable to negative news in any event, markets were latterly depressed by the corporate governance issues arising mainly out of the U.S.

WHAT SECTORS/SECURITIES CONTRIBUTED THE MOST TO THE SERIES' PERFORMANCE?
In aggregate, the outperformance versus its benchmark can mostly be attributed to stock selection. Although we can point to gains against the benchmark from underweighting the technology and telecom sectors, this was offset by losses from the pattern of cash flows in the early part of the year. Our most successful stock selection was among financials and health care stocks.

The stock that contributed most to performance in the half was Chinese shipping company Cosco Pacific Ltd., which rose 54%. The stock that contributed least was French media giant Vivendi Universal S.A. It fell by 61%.

During the half, the Series' changes in sector weightings were driven by changes in relative value, often at the stock level. Most noteworthy were an early move to underweight technology, and a similar move in the telecommunications sector, with the latter now reversed. Changes in regional weights were relatively small and driven by the sector and stock decisions of the type referred to above.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
The global economy continues its fitful recovery led by the U.S. Decelerating inventory reductions and defense-related government spending are prominent elements in the acceleration of U.S. GDP growth to 6.1% annualized in the first quarter of 2002. There is evidence that this is causing improved export performance in the next two largest economies, Japan and Germany. Unfortunately, business investment in the U.S. continues to fall, albeit at a declining rate. Other than the early cycle economies of some emerging markets, especially in Asia, it is hard to see strong sustained global growth taking hold until business investment improves. In the meantime the global wall of worry over corporate governance remains to be scaled.

In view of this we will maintain our strategy to avoid big bets on any particular economic outcome or backdrop, but to invest in companies from across the spectrum, which offer good relative value on a stock by stock basis. This leads us to be about 41/2% underweight in technology, as the principal bet.


                                                            ING INVESTMENTS, LLC



================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                             YEAR-TO-DATE      (1.33)%
             SINCE 12/17/2001 (INCEPTION)      (0.97)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. BP Plc                                                2.5%
   2. Roche Holding AG                                      2.2%
   3. Deutsche Bank AG                                      2.1%
   4. Sony Corporation                                      2.0%
   5. Societie Generale, ADR                                1.7%

                                  THE GCG TRUST
                          INTERNET TOLLKEEPER[SERVICEMARK]* SERIES

HOW DID THE SERIES PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2002?
The Internet Tollkeeper[SERVICEMARK] Series (the "Series") returned (35.37)% in the first half of 2002. This compares to returns of (29.94)% for the Goldman Sachs Technology Industry Internet Index and (24.96)% for the NASDAQ Composite Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The threat of terrorism, profit warnings, and accounting irregularities have plagued the markets thus far in 2002. Additionally, the economy softened as consumer spending slowed at a time when corporate spending has not yet picked up. Already bruised and battered by the Enron debacle and a weak dollar, WorldCom's announcement of fraudulent accounting practices sent shock waves through the market. Technology and telecommunications stocks were the most severely impacted by the WorldCom meltdown. Additionally, the weak U.S. economy has made for a challenging advertising environment, which has caused the media sector to come under short-term pressure as many momentum investors have shifted their assets.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?
The Series' holdings that are related to the advertising area detracted from results during the period. Specific examples included Clear Channel Communications, Viacom, Inc., and Univision Communications, Inc. We believe these companies should be clear beneficiaries when a recovery in advertising occurs. As such, we anticipate holding these companies for the long term through up-and-down advertising cycles and will opportunistically add to our positions where appropriate. We do not believe that market timing or sector rotation will be successful over the long term. Rather, we seek to participate in the compounding growth of healthy businesses.

The Series seeks to invest in companies that have certain characteristics, which include dominant franchises, strong brand names, economies of scale, pricing, power, and excellent management. If a company continues to operate within our expectation (even if the stock has declined significantly), we will continue to hold it because we recognize that the stock price in the short term may not move in lockstep with the increase in the worth of the business. We will base our decision on the reward/risk opportunity. In addition, we manage a well-diversified portfolio and mitigate the effect that any one company will have on the entire portfolio's performance.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
There have been recent indications that point to a modest recovery in the growth of the U.S. economy. However, this has been starkly contrasted by the continued decline in the value of U.S. equities. A number of exogenous variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of domestic terrorism. In general, we believe U.S. economic growth should continue to be gradual, with corporate investment still lagging behind other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we believe should come out of a recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although there are factors that will continue to weigh on the market, going forward we anticipate that robust business growth will eventually be reflected in equity valuations.


                                                  GOLDMAN SACHS ASSET MANAGEMENT



================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (49.18)%
               SINCE 5/1/2001 (INCEPTION)     (45.14)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (35.37)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*Internet Tollkeeper[SERVICEMARK] is a registered servicemark of Goldman, Sachs & Co.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Viacom, Inc. Class B                                  8.2%
   2. Microsoft Corporation                                 7.6%
   3. First Data Corporation                                6.8%
   4. Intuit, Inc.                                          4.9%
   5. Cendant Corporation                                   4.9%

                                  THE GCG TRUST
                                INVESTORS SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
For the six months ended June 30, 2002, the Investors Series (the "Series") returned (12.76)%. This compares to a return of (13.15)% for the Standard & Poor's 500 Index (the "S&P 500") during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The U.S. equity markets continued their downward trend during the first half of the year as most major indices posted double-digit losses. Investor concerns on numerous fronts, particularly corporate governance, accounting issues, and insider trading shook investor confidence.

Once again technology and telecommunication stocks led the decline as we saw continued concerns regarding competitive pressures and corporate earnings hit these sectors. Basic materials, consumer staples, and energy were the best performing sectors of the S&P 500 and the only sectors of the index that had positive returns.

The Series had a challenging first half. Although we avoided investing in companies linked to high-profile accounting concerns, many companies that we did own were dragged down in sympathy. The Series' underperformance relative to its peer group related primarily to security selection in the utilities sector and our overweight position in technology stocks.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?
In the utilities sector, our exposure to merchant energy companies, which have come under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies, hurt our performance. We feel the companies responded to rating agency concerns by scaling back trading activities and selling assets to shore up their balance sheets. In our opinion these actions have had a negative impact on earnings.

Our technology and telecommunications holdings also penalized performance in the first half. We have continued to take advantage of weakness in these stocks and others by adding modestly to existing positions. Our focus is on companies with what we believe have an attractive valuation, strong balance sheet, and leading market share position. We recognize that there may be further downside in technology and telecom stocks, but we want to position the portfolio to participate when these sectors recover.

The top contributors during the first half came from a variety of stocks including Novartis AG, HCA, Inc. Pepsi Bottling Group, Inc., Willamette Industries, Inc. and Wachovia Corporation. Willamette benefited from a cash takeover from Weyerhaeuser. We feel Pepsi Bottling's solid operating fundamentals led to a significant gain in its stock price, and we subsequently sold the stock for valuation reasons.

As a result of the expanded breadth of the market sell-off, we are starting to see additional opportunities in areas beyond technology and telecommunications. In the health care sector, many of the U.S. pharmaceutical stocks have come into our valuation range. We have reduced our holdings in health care stocks that have performed quite well, namely HCA, Inc. and Novartis AG and have redeployed those proceeds into several U.S. drug stocks that offer a more favorable risk/reward.

MARKET OUTLOOK
We believe the U.S. equity market has gone from a period of excessive optimism just over two years ago to a period of excessive pessimism today. Certainly, a fair amount of this pessimism is warranted, but we feel these concerns are priced into the market. We also feel the corporate governance and accounting issues currently confronting investors may dissipate over time.

In our opinion, steady economic growth, low inflation, and an expected improvement in corporate profits should lead to higher equity market levels. In the second half of this year, corporate profit comparisons should become much easier. In the near term, however, equity market volatility will likely persist.


                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (15.65)%
               SINCE 2/1/2000 (INCEPTION)      (1.99)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (12.76)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Verizon Communications, Inc.                          2.3%
   2. Alcoa, Inc.                                           2.0%
   3. Schering-Plough Corporation                           2.0%
   4. U.S. Bancorp                                          1.9%
   5. Nokia Oyj, ADR                                        1.9%

                                  THE GCG TRUST
                  J. P. MORGAN FLEMING SMALL CAP EQUITY SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
The J.P. Morgan Fleming Small Cap Equity Series (the "Series") launched on May 1, 2002. Over the period beginning May 1, 2002 to June 30, 2002, the Series outperformed its benchmark, the Standard &Poor's 600 SmallCap Index. The Series returned (8.70)%, while the Standard & Poor's 600 SmallCap Index returned (9.10)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Despite overall weakness in U.S. equity markets in the second quarter, and largely in June, small cap stocks continued to outperform large cap stocks. We believe heightened concerns regarding potentially fraudulent accounting practices have disproportionately impacted large cap companies, largely due to the lower complexity of small cap companies' business models.

WHAT OTHER SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS ITS BENCHMARK?
Investments in the health services & systems, insurance, and consumer staples sectors led the Series' outperformance with strong stock selection. In the health services & systems sector, medical distributors and hospital management companies continue to generate consistent, predictable growth. In the insurance sector, brokers and managed care companies have benefited from a strong pricing cycle. In the consumer staples sector, household product, beverage, and food companies have beaten expectations by delivering consistent growth.

Services and basic materials were the weakest performing sectors in the Series during the period. In the services sector, radio broadcasting companies have suffered from profit taking following a strong first quarter of 2002. In the basic materials sector, construction material companies have declined on concerns that commercial construction may not recover in the near term.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
We are cautiously optimistic regarding our outlook for small cap stocks. We believe that we may be halfway through a five-to-six-year cycle of small-cap stock outperformance relative to large-cap stocks. In addition, history has shown us that small-cap stocks usually outperform large-cap stocks during the 12- month period following a recession bottom. Recent increases in small-cap upward earnings revisions compared to downward earnings revisions signal to us that we may be near the recession bottom. We also continue to like the relative earnings growth outlook and valuation of small-cap stocks versus large-cap stocks. We have recently tempered our optimism for the following reasons: A weak dollar may favor the relative performance of large-cap multinational companies compared to small-cap companies, the perception of a "double-dip" recession may decrease any positive momentum, and weakness in consumer confidence threatens to dampen the outlook for several sectors that have been driving growth.


                                      J.P. MORGAN FLEMING ASSET MANAGEMENT, INC.




================================================================================
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

               SINCE 5/1/2002 (INCEPTION)      (8.70)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Alliant Techsystems, Inc.                             1.6%
   2. CACI International, Inc., Class A                     1.5%
   3. Province Healthcare Company                           1.3%
   4. East West Bancorp, Inc.                               1.3%
   5. AFC Enterprises, Inc.                                 1.2%

                                  THE GCG TRUST
                         JANUS GROWTH AND INCOME SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
For the six months ended June 30, 2002, the Janus Growth and Income Series (the "Series") returned (9.36)%. This compares to a return of (13.15)% for the Standard & Poor's 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? While mixed messages and a stabilizing economy produced a sideways market at the start of 2002, investor confidence took a turn for the worse later in the year, as accounting irregularities, corporate scandals, international unrest, and terrorist threats sent stocks sharply lower. Although conflicting data points suggested an economy still trying to find its way, a subdued recovery had little impact on U.S. financial markets, which struggled with credibility and transparency issues as well as a weakening dollar and rising capital outflows. Meanwhile, low interest rates and a robust housing market continued to support consumer confidence. Yet capital spending, already a victim of soft profits, remained lackluster.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
Given the extreme negativity surrounding the market, we maintained a flat and highly diversified portfolio. Furthermore, we continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off.

Still, some of our top holdings worked against us. Such was the case with General Electric Company. The stock gave ground as an uneven economy hampered sales at its short-cycle businesses, including GE Plastics, Lighting, Appliances, and NBC. Additionally, investors took the industrial conglomerate to task for relying on short-term debt and acquisitions to drive its growth. We were also disappointed with the performance of Comcast Corporation, which fell due to investor concerns surrounding its planned acquisition of AT&T Broadband. Although the proposed marriage appears fundamentally sound and is expected to receive regulatory approval, Comcast suffered in tandem with AT&T Broadband, which experienced near-term weakness.

Meanwhile, Anheuser-Busch Companies, Inc. moved along with nearly 50% of the U.S. beer market, having maintained substantial pricing power, marketing muscle, and distribution strength amid a sluggish economy. U.S. Bancorp was another core holding that rewarded us with solid results. We bought shares in the stock after it slid in anticipation of rising credit defaults after September 11th. Since then, shares have bounced back nicely on the news that losses were less severe than initially expected. We are also pleased to see cost-cutting and other benefits of U.S. Bancorp's merger with Firstar begin to materialize and retail sales at the bank's newly acquired branches start to improve.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Looking ahead, we are neither optimistic nor pessimistic regarding the market, only realistic. To that end, we will continue to focus on companies that stick with basic blocking and tackling and can perform regardless of where the coming months lead us. While low rates and productivity gains could eventually get the economy moving again, there's a good chance it could come in fits and starts. As a result, we'll take it one day at a time, one company at a time.


                                                    JANUS CAPITAL MANAGEMENT LLC




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (14.28)%
               SINCE 2/1/2000 (INCEPTION)     (10.86)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (9.36)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Citigroup, Inc.                                       3.9%
   2. Exxon Mobil Corporation                               3.0%
   3. U.S. Bancorp                                          2.6%
   4. Liberty Media Corporation, Class A                    2.5%
   5. Marsh & McLennan Companies, Inc.                      2.4%

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
For the six  months  ended  June 30,  2002,  the  Large Cap  Value  Series  (the
"Series") returned (16.80)%. This compares to a return of (13.15)% for the Standard & Poor's 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
Technology stocks, especially those related to hardware and semiconductors, plummeted. While several industry leaders indicated that business had stabilized or improved in the first quarter, investors feared more losses as spending by end users appeared to sag. The meltdown in telecom shares continued as investors grew increasingly uneasy about the sector's sizable debts, falling revenues, and overcapacity. Utilities were hurt by new insights into the energy trading scandal; details about how Enron exploited weaknesses in California's energy market came to light, and several energy companies admitted to "round-trip" trades that inflated revenues.

In the broader market, although first-quarter earnings releases were generally good, investors continued to worry that corporate governance and financial transparency were lacking after the fall of Enron. News that WorldCom had grossly overstated cash flow cast further doubt on the veracity of corporate accounting. At the same time, Wall Street's credibility suffered with the New York State Attorney General's investigation into conflicts of interest at several brokerage firms.

These events were viewed against a backdrop of escalating violence in the Middle East and mixed economic news at home that fell short of consensus expectations for a strong recovery and called into question the anticipated rebound in corporate profits. First-quarter GDP grew at a revised 6.1% annualized, viewed as a healthy bounce from a low base, and markets cheered the release of strong productivity numbers. On the other hand, consumer spending showed signs of slowing, corporate spending remained weak, and unemployment climbed to an eight-year high as companies sought to contain costs. Echoing the mixed sentiment on the economy, the Federal Reserve left interest rates unchanged and maintained a neutral bias, stating that the risks of economic weakness and inflation were equally balanced.

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices, and in some instances we took the opportunity to buy additional shares.

The Series benefited from our many financial holdings and from a variety of consumer-related companies but suffered from not owning enough in the consumer staples and materials sectors. Holdings in the semiconductor capital equipment, pharmaceuticals, health care equipment, media, and wireless telecom areas also hurt returns. During the period, we reduced our exposure to mobile handsets on near-term concerns over competitive positioning and slowing sales, though we maintain our long-term belief that sales and market share will grow. We also reduced certain cyclical, consumer products, and health care stocks that had performed well since September, using the proceeds to buy companies that we believe have more upside potential within those industries.



WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
After a decade of exceptional returns in the U.S. equity market, we do not have high expectations on a secular basis for the coming years. Valuations remain somewhat high by historical standards and a loss of faith in corporate management could have a lasting negative impact on multiples. Still, there are likely to be cyclical ups and downs that will provide opportunities to add value through stock selection based on fundamental research. In the near term, we are being careful not to be bearish following the market's most recent down leg. Fiscal stimulus and low interest rates should support the economic recovery and we expect corporate profits to see large percentage increases, albeit from low bases.


                                                  CAPITAL GUARDIAN TRUST COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (19.05)%
               SINCE 2/1/2000 (INCEPTION)      (6.22)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (16.80)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. SLM Corporation                                       3.6%
   2. AstraZeneca Plc, ADR                                  3.5%
   3. Pfizer, Inc.                                          3.0%
   4. Washington Mutual, Inc.                               3.0%
   5. Applied Materials, Inc.                               2.6%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

HOW DID THE SERIES PERFORM?
The Limited Maturity Bond Series (the "Series") returned 2.54% for the first six months of 2002 versus the Lehman Brothers 1-5 Year Government/Credit Index return of 3.05%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The year began with a Fed Funds target rate of 1.75% and a market view that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would raise rates by year-end. Expectations at the beginning of the year were that the economy would recover by year-end led by a tightening of historically wide corporate bond spreads. After a robust first quarter of investment grade corporate issuance, supply was down sharply in the second quarter.

Volatility in the first half of 2002 was quite high as more corporate credits came under pressure from both the rating agencies and market participants. Concerns about ratings, accounting issues, asbestos litigation, and SEC investigations tainted issuers resulting in restricted access to the capital markets for some companies. Even companies with the highest credit ratings came under pressure as market confidence wavered. Rating agencies revised their credit criteria which put downward pressure on the ratings of many companies. In addition, selected corporate credit curves inverted due to strong technical reasons with short bonds trading at wider spread levels than their 10-year and 30-year counterparts. For the first six months of the year, investment-grade corporate bonds underperformed agencies and had negative excess returns relative to like-duration Treasuries. With respect to mortgage-backed and asset-backed securities, both outperformed Treasuries and investment grade corporates.

Among sectors, volatility was most acute in the telecommunications, cable, diversified manufacturing, and energy. During the first half of the year, approximately $78.1 billion of investment grade debt, representing 4.5% of the total investment grade market, was downgraded to junk status. In general, the worst performing sectors were communications and diversified manufacturing. Conversely, the best performing corporate sectors for the first six months were lodging, home construction, and airlines.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE VERSUS ITS BENCHMARK?
The Series began the year overweight spread product, particularly in the four-to-five year duration bucket, with expectations of economic recovery in late 2002 led by a tightening in corporate bond spreads. The Series' duration was generally shorter than the benchmark during the quarter. The Series' duration was approximately 2%-3% shorter than its index. With Treasuries rallying during the year, this hurt the Series' performance. The two-year Treasury rallied .70 points while the five-year Treasury rallied two points.

The Series' underperformance during the quarter is attributed to duration, spread volatility, and underperformance in a handful of corporate credits. In general, the Series was overweight in the telecommunications and cable sectors, which hurt performance as these sectors underperformed significantly. Although the Series was overweight in the telecom sector, it was able to avoid major losses in value by selling problem credits such as WorldCom, Inc. and Qwest Capital Funding at prices that were greater than where they ended the quarter. The Series was able to trade out of positions of Dynegy Holdings and Tyco International Group at attractive levels.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Going forward, the Fed is on hold and economic indicators are beginning to suggest the economy is not recovering as rapidly as expected. Therefore, short-term corporate spread volatility will remain high among selected names. The Series will continue to overweight spread product with the belief that economic recovery and a strong demand/limited supply for spread product will ultimately prevail. Nevertheless, the Series may have to withstand short-term volatility to achieve a longer-term gain. Given the current economic environment and continued geopolitical risk, the Series will position itself with a neutral duration versus its index.


                                                  ING INVESTMENT MANAGEMENT, LLC




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR       7.13%
                                   5 YEAR       6.20%
                                  10 YEAR       5.67%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE       2.54%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE NON-CASH HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. U.S. Treasury Notes, due through 2007
      ranging from 2.750% to 7.500%                        26.4%
   2. Federal National Mortgage Association, due through
      2027 ranging from 3,500% to 8.500%                   12.1%
   3. Federal Home Loan Mortgage Corporation,
      due through 2024 ranging from 3.250% to 7.375%        8.8%
   4. Federal Home Loan Bank, due through 2005
      ranging from 4.125% to 5.250%                         2.8%
   5. KfW International Finance, Inc., 5.250%
      due 6/28/2006                                         1.1%

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2002?
The Liquid Asset Series' (the "Series") net return for the first half of 2002 was 0.77%. The Merrill Lynch 3-month U.S. Treasury Bill Index had a total return of 0.89% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The year began with a Fed Funds target rate of 1.75% and a market view that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would lower rates once more at its January 30th meeting. However, views changed during the month and the Fed left rates unchanged. By the FOMC's mid-March meeting, economic numbers began to appear stronger than anticipated and market participants fully changed their views to expectations of increases in the Fed Funds rate and economic recovery by the second half of 2002. As the second quarter came and went, however, expectations changed yet again.

The LIBOR yield curve, which had steepened significantly during March in anticipation of future Fed tightenings, flattened out again as expectations of rate cuts waned in the second quarter. This was due in part to a depressed stock market and violence in the Middle East, which continued to weigh on financial markets. The curve flattened from 1.16% at the end of March to nearly .50% at the end of June.

The Series' net assets fluctuated throughout the first half of 2002 but by the end of June 2002, were virtually unchanged at $1.1 billion. New purchases were focused on paper maturing around six months and shorter, in anticipation of a steeper yield curve once the Fed begins to raise rates. When available, the Series purchased floating rate notes, which generally reset at rates higher than commercial paper.

Due to the uncertainty surrounding the inflows and outflows of cash into and out of the Series, a large percentage of the Series was kept in overnight securities, sometimes as high as 20%. This had the effect of lowering the Series' return and its average maturity versus competitors.

Also affecting returns, several longer maturity securities purchased last year dropped off the portfolio in April, noticeably impacting returns in a negative manner.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
In the short term, the market is no longer expecting imminent Fed rate increases as predictions of robust economic recovery are pushed further out into the future. Indeed, investors now believe November will be the likeliest date for the first increase, and some economists say it won't happen until next year.

Given this backdrop, the Series' strategy is to keep its duration neutral to or longer than the benchmark, but will consider purchasing longer securities (greater than six months) if rates make sense given Fed Funds rate expectations.


                                                  ING INVESTMENT MANAGEMENT, LLC




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR       2.18%
                                   5 YEAR       4.61%
                                  10 YEAR       4.37%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE       0.77%
================================================================================

TOTAL   RETURNS  FOR  THE  SERIES   INCLUDE   REINVESTMENT   OF  DIVIDENDS   AND
DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Goldman Sachs Repurchase Agreement,
      1.960% due 06/28/2002                                 7.5%
   2. Morgan Stanley Dean Witter & Company,
   1. 930% due 06/28/2002                                    6.9%
   3. Wells Fargo & Company, due through 2003
      ranging from 1.780% to 6.500%                         4.7%
   4. Royal Bank of Scotland, NY, due through 2003
      ranging from 1.680% to 3.610%                         4.2%
   5. Chase Manhattan Corporation, due through 2002
      ranging from 1.950% to 2.110%                         3.2%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?
The Managed Global Series (the "Series") returned (11.06)% in the first half of 2002. The Morgan Stanley Capital International All Country World Free Index returned (8.12)% in the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
Emerging evidence of a global economic recovery was not enough to keep equity prices from falling as industry-specific issues and fallout from accounting and corporate governance concerns weighed on global stock markets. Tentative signs of economic stabilization helped Japan lead the larger developed markets. Although certain cyclical industries benefited from the recovery, a mixed group of industries, including consumer staples and defensive stocks, also outperformed. Nevertheless, losses in telecom, technology, and industries exposed to post-Enron scrutiny swamped any gains in the quarter. U.S.-based investors benefited, however, as the dollar slid against most major currencies.

U.S. GDP growth for the first quarter was revised to an annualized 6.1%, though economists attributed the strong showing largely to inventory rebuilding rather than capital expenditures. Productivity figures exceeded expectations and inflation remained tame, though subdued retail sales and consumer confidence figures cast doubt on the U.S. consumer's willingness to lead the recovery. An unexpected drop in mortgage rates in June, however, raised the possibility of a surge in spending spurred by refinancing. The Eurozone reported GDP growth for the first quarter, a sign the region's major economies had pulled out of recession. GDP growth was largely attributed to exports, though consumer spending and business confidence rose in several countries. The European Central Bank (the "ECB") declined to raise interest rates even though inflation remained above its target. With core inflation rising again in May, economists expect the ECB to raise rates soon.

Japan's economy showed improvement, particularly in export growth. First-quarter GDP grew at an annualized rate of 5.7%, though this was from a depressed level and investors doubted this rate could be sustained. The expanding trade surplus indicated rising global demand for Japanese goods, and monetary authorities intervened several times in the currency markets to halt the Yen's rise.

Portfolio returns were hurt by overweight positions in wireless telecom operators, wireless equipment companies, and technology-related holdings, especially semiconductor equipment companies. We reduced our exposure to wireless equipment companies due to short-term concerns, though we believe in the long-term prospects of our top holdings in this group. We believe the semiconductor capital equipment stocks have been unfairly punished; the market is too focused on commodity memory-chip spot prices and PC demand and is underestimating the favorable impact that demand for new digital products could have on the companies that design the systems necessary for the production of cutting-edge chips.

Stock selection was strong in financials. However, some positions in insurance as well as the pharmaceuticals group were detractors. The portfolio's holdings in paper and forest products, resources, and construction largely proved beneficial, and we took profits on several cyclical stocks. Holdings in media, energy trading, and other areas hurt by poor market sentiment held back returns. We reduced exposure to some of these companies while adding to others we think are healthy, undervalued businesses.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
We find more value in markets outside the U.S., particularly Japan, though we believe research will lead us to opportunities in the U.S. market. The second quarter's abundance of negative corporate news will likely shake investor confidence for some time and contribute to poor sentiment in the near term. We believe, however, that times such as this present excellent opportunities to find undervalued companies with stable or growing earnings that could be good long-term investments.


                                                  CAPITAL GUARDIAN TRUST COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (17.46)%
                                   5 YEAR       6.94%
             SINCE 10/21/1992 (INCEPTION)       6.09%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (11.06)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. AstraZeneca Plc                                       2.3%
   2. Washington Mutual, Inc.                               2.2%
   3. Vodafone Group Plc                                    1.8%
   4. Royal Dutch Petroleum Company                         1.7%
   5. Sanofi-synthelabo S.A.                                1.5%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

HOW DID THE SERIES PERFORM?
The Mid-Cap Growth Series (the "Series") had a total return of (40.90)% for the six months ended June 30, 2002. During the same period, the Russell Mid-Cap Growth Index returned (19.70)%.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?
The largest contributor to performance was our stock selection in financial services. Property and casualty insurer Willis Group Holdings Ltd. benefited from a much-improved pricing environment in the insurance industry. We believe this growth in premium rates may be sustained for some time, benefiting the stocks of many insurance underwriters, brokers, and reinsurers.

In energy, our exposure to companies with significant natural gas operations also aided performance. Energy stocks -- particularly those companies with any business in natural gas such as Devon Energy Corporation and Newfield Exploration Company -- enjoy a positive long-term growth story due to growing demand and constrained supply. In addition, the current unstable political environment in the Middle East served to increase the value of natural resources such as oil and gas.

The largest detractor from relative performance was our stock selection in the health care sector. Cytyc Corporation performed poorly after it reported a significant decrease in its 2002 earnings forecast, based on slower growth and increased competition for its ThinPrep System for cervical cancer screening. The stock fell further late in the second quarter after the Federal Trade Commission voted to block Cytyc's planned merger with medical-testing company Digene because of antitrust concerns. Elsewhere in health care, biotech concern Genzyme Corporation performed poorly after the company announced a shortfall in sales of its key drug Renagel, which is used to treat patients in the end stages of kidney failure. The stock continues to be held down by a lack of visibility regarding the underlying demand and/or inventory levels for the drug.

Other detractors included our stock selection in business services, technology, and leisure. In business services, our top holding VeriSign, Inc. was down significantly during the period. The decline was primarily a result of reduced profit forecasts by the company's management and a larger than expected decline in its domain name registry business. In addition, management lowered expectations on revenue and earnings for the second quarter and announced its second round of layoffs this year by cutting 10% of its workforce. In technology, Citrix Systems, Inc., which makes business software to work with the Windows operating system, missed earnings estimates for the quarter and lowered expectations for the coming quarters as a result of the overall economic slowdown, led by slower sales of packaged software typically purchased by companies first adopting the Citrix software. Also suffering from the current weak corporate IT spending environment, VERITAS Software Corporation continued to decline. The maker of storage software continues to see a falloff in spending for its backup products and faces increasing competition from IBM, Sun Microsystems, and EMC on its next-generation storage management products. In leisure, EchoStar Communications Corporation shares slipped after the satellite television broadcaster reported disappointing first-quarter results and pointed out that costs to add new customers would be higher this year than earlier projections as a result of promotion expenses. Echostar continues to be held down by continued litigation in its quest to merge with GM Hughes Electronics, the parent of No. 1 satellite player DirecTV.



WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
At midyear, we would say the overriding theme in the portfolio has been an increase in diversification across industries and across individual holdings, with a greater weighting in consumer-related sectors. We see that as an appropriate strategy at a time when the economic recovery looks weak in general. We think investors have become skittish, and we are seeing very little "visibility," or ability to predict future earnings with confidence. Examples of our increased diversification have included firms that we believe may prosper despite a weak economy as well as companies that we think will benefit in an eventual recovery. They include investments in restaurant chains that cater to a cost-conscious customer, and in advertising-sensitive media and publishing firms, because corporate ad spending has historically tended to pick up early in an economic recovery. We have also added new holdings in the financial services and energy sectors that we believe may benefit from rising demand in a recovering economy. In the retail sector, we have invested in companies that we believe are less sensitive to the economic environment because they sell the staples of daily life at competitive prices -- such as drugstore chains, grocery chains, and discount department stores. Across the portfolio, another theme has been investing in industry leaders. Our research has sought out companies that we believe have been gaining market share in a tough environment; we think these may be among the first companies to benefit when an economic recovery does gain momentum.


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (52.42)%
              SINCE 8/14/1998 (INCEPTION)       0.39%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (40.90)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. CSG Systems International, Inc.                       4.1%
   2. VeriSign, Inc.                                        2.7%
   3. Willis Group Holdings Ltd.                            2.7%
   4. Cytyc Corporation                                     2.7%
   5. EchoStar Communications Corporation, Class A          2.5%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM FOR THE PERIOD ENDED JUNE 30, 2002?
The Real Estate Series (the "Series") returned 11.32% for the six months ended June 30, 2002. This compares to the Wilshire Real Estate Securities Index return of 13.08%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
At the beginning of the year, the consensus view was that 2002 would be a year in which the economy transitioned to a typical economic recovery. From a real estate perspective, the biggest detraction year-to-date has been that the modest recovery witnessed has been a jobless recovery. From a sector perspective, the retail Real Estate Investment Trusts ("REIT") outperformed as the sector continued to have the best relative property performance of the major property sectors. Apartments and office stocks underperformed as they continued to face weak demand conditions at their properties, which will likely persist until job growth returns. In the second quarter, hotel stocks also underperformed, a reversal of their strong showing in the first quarter, as the momentum of sequential improvement in demand slowed. Transient business travel has remained weak; the return of this segment of demand is crucial to improved operating performance since this segment is the highest-rate business.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?
Underperformance was driven primarily by top-down sector allocation. While the effects of bottom-up stock selection were overall positive, it was not enough to offset the impact of sector allocation.

Despite their weak second-quarter performance, hotels outperformed in the first half as a result of the strong recovery that took place in the first quarter. The Series maintains a significant weighting in this sector, though not as large as that of the Wilshire benchmark. Hence, top-down performance suffered in this sector. Overweight positions in the office and apartment sectors also created negative performance; positive attribution was achieved by an overweight to regional malls. Bottom-up outperformance was driven by regional mall, office, and industrial companies. This was partially mitigated by stock selection in the apartment sector.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Our outlook for the REIT market is based on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets have weakened as a result of a continued anemic level of demand. Vacancy rates increased and the economic weakness is likely to reinforce a challenging environment for developers to complete the leasing for new properties. Nonetheless, despite continued weakness in real estate fundamentals, we do not expect property values to be negatively affected. There are few distressed sellers of real estate, as financing levels are appropriate and interest rates remain low, and a significant amount of capital attempting to buy real estate assets. The latter point is an important theme for the real estate market, as the sector has drawn significant capital due to its relative attractiveness versus other investments, particularly from domestic pension funds and certain offshore funds. This new capital has provided buyers with newfound liquidity at a time when there is very little property for sale. Not surprisingly, the result has been firm real estate valuations despite weak underlying fundamentals.



The public market pricing reflects a sector that is trading at a modest premium to its current private real estate valuation. However, these NAV estimates are based upon the current weakened levels of occupancy. With a dramatic slowdown in new supply, when real estate demand does recover, we expect to see occupancy rates recover. We also expect to see sustained funds flow into the sector and believe that this premium can be maintained. Nonetheless, a continued stream of equity issuance and the risk of higher interest rates may temper any significant premium expansion. Perhaps the biggest risk to the sector is a full-scale recovery in the equity markets.


                                                                      VAN KAMPEN




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      13.02%
                                   5 YEAR       8.64%
                                  10 YEAR      13.46%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      11.32%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Equity Office Properties Trust                        6.8%
   2. Simon Property Group, Inc.                            6.8%
   3. Starwood Hotels & Resorts Worldwide, Inc.             5.5%
   4. AvalonBay Communities                                 4.7%
   5. Equity Residential                                    4.5%

                                  THE GCG TRUST
                                 RESEARCH SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
For the six months ended June 30, 2002, the Research Series (the "Series") returned (14.69)%. This compares to a return of (13.15)% for the Standard & Poor's 500 Index during the same period.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?
The largest relative contributor to performance was an overweight to the financial services sector. In particular, an overweight in insurance helped performance as these stocks benefited from an improving pricing environment. Also, our underweight to the poor performing utilities & communications sectors and stock selection in transportation helped performance. In transportation, United Parcel Service, Inc. was able to show strong growth in their international export volume and supply chain businesses, as well as stable operating income, even with tough economic conditions.

Individual securities that helped performance included Northrop Grumman Corporation, Bank of America Corporation and Motorola, Inc. Northrop Grumman, which is one of the biggest U.S. warship builders, benefited from a combination of a defense spending up-cycle and increasing global political unrest. We favored the stock for its attractive relative valuation and the company's proven ability to win new contracts. Bank of America reported first-quarter net income that was stronger than expected as low interest rates spurred demand for mortgages and the company maintained tight control of expenses. Motorola benefited from positives signs in its handset business and during the second quarter the company reaffirmed its projection to be profitable in the third and fourth quarters.

The largest detractors included several underperforming holdings in the technology sector. Specifically, Amdocs Ltd., a software company primarily serving communications companies, was hurt when the company cut its third-quarter earnings estimates, reduced its fourth-quarter outlook and said it would lay off 8-10% of its workforce. Citrix Systems, Inc., which makes business software to work with the Windows operating system, missed earnings estimates and lowered expectations for the coming quarters as a result of the overall economic slowdown, led by slower sales of packaged software typically purchased by companies first adopting the Citrix software. Additionally, Citrix announced it would cut 10% of its workforce in order to bring costs more in line with lowered expectations for growth.

Other areas that hurt performance included an underweight to the relatively good performing consumer staples sector and several poor performing holdings in health care. In health care, biotech firm Genzyme Corporation was hurt after it cut its profit expectations for the second quarter due to slower than expected sales in its key drug Renagel. We favored the stock for its low valuation relative to the overall biotech industry, strong pipeline and healthy financials. Pharmaceutical company Wyeth was hurt by increased competition for several of its drugs and continued weak performance of its hormone replacement therapy drug Premerin.

Other individual securities that detracted from performance included Tyco International Ltd., Dynegy, Inc. and Safeway, Inc. Tyco fell after CEO Dennis Kozlowski stepped down and was subsequently indicted on charges of evading taxes on artwork. There were also reports that authorities are probing the possible use of company funds to purchase personal items for employees. Citing erosion in management credibility and investor confidence as well as increased refinancing risk, Standard & Poor's and Moody's lowered their ratings on Tyco's debt. Shares of natural gas company Dynegy fell after the company said the SEC questioned the way it accounted for a gas supply contract that involved several partnerships. In addition, the company scaled back its earnings expectations for the year. Supermarket chain Safeway was hurt after it stated its second-quarter and 2002 profits would lag behind estimates due to restructuring expenses and the growing lure of discount chains to bargain-hunting customers.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Everybody wants to be first to forecast what will be the next big sector and when the recovery will happen. However, this is impossible to predict. We expect the flight to safety and quality to continue. Investors are not willing to take on too many risks, and therefore we remain mostly interested in "safe haven" stocks. In addition, we expect this trend to continue as news reports surrounding SEC investigations may plague the market. Given this environment, we are positioning the portfolio toward more stable companies, which include stocks in the consumer staples and financial services sectors.


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (22.99)%
              SINCE 8/14/1998 (INCEPTION)      (2.40)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (14.69)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Wal-Mart Stores, Inc.                                 3.8%
   2. Pfizer, Inc.                                          3.6%
   3. Exxon Mobil Corporation                               3.4%
   4. Viacom, Inc., Class B                                 3.4%
   5. Bank of America Corporation                           2.9%

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
For the six months ended June 30, 2002, the Special Situations Series (the "Series") returned (11.37)%. This compares to a return of (13.15)% for the Standard & Poor's 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? While shares headed higher early in the period on optimism that an economic recovery was finally taking hold, the exuberance was short-lived as the market tended to overreact in both directions to a range of investor concerns. Events that defied forecasting, such as accounting improprieties, corporate fraud and terrorist threats, led to a climate of fear and ambivalence. While many waited for the next shoe to drop, the economy may well have moved ahead of the moribund market.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
Despite the seemingly insurmountable pressures, we continued to search for temporary discrepancies between intrinsic and market value, which often provide unique opportunities to exploit short-term thinking. Several of those opportunities included top South Korean oil refiner SK Corporation, which advanced as investors recognized the value of its sizable ownership position in SK Telecom. Specialty retailer Blockbuster, Inc. also fared well, having rebounded nicely from excessive overselling earlier in the year. Meanwhile, Station Casinos, Inc. moved higher as fears surrounding debt levels and reduced foot traffic proved unfounded.

Another stock that supported our performance was Moody's Corporation. Moody's has an excellent business model that generates very strong and stable cash flow. We believe that it, too, is no longer dramatically undervalued. However, Moody's maintains an oligopolistic position in the credit ratings business with Standard & Poor's, and we look for growth in global financial markets to further drive free cash flow and value creation.

Three companies that performed rather poorly in the period were El Paso Corporation, EarthLink, Inc. and E*TRADE Group, Inc. El Paso has suffered from increased scrutiny of merchant trading as a result of Enron's problems. Despite weak performance, we believe El Paso's asset-based strategy is sound and chose to maintain our position. EarthLink has come under severe pressure due to an inability to increase its dial-up subscriber base coincident with failed efforts to drive up broadband customers. Because the transition to high-speed will take much longer than anticipated, we chose to cut the position. Although E*TRADE has suffered from a very difficult trading environment, we think the company has put together a valuable franchise. In fact, we believe the current worth can be explained by the value of E*TRADE alone, which suggests no value for the growing brokerage business. We have therefore chosen to maintain the position, despite the market pressure.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
The market has provided some excellent buying opportunities in the past six months, and we have been very aggressive in capitalizing on them. While volatile markets unfortunately guarantee periods of underperformance, they also provide the unique opportunity to take advantage of attractive valuations. Looking ahead, we will remain focused on underappreciated companies whose balance sheets and other business fundamentals stand up to our rigorous analysis -- knowing full well that this environment could create compelling long-term opportunities.


                                                    JANUS CAPITAL MANAGEMENT LLC




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (13.80)%
              SINCE 10/2/2000 (INCEPTION)     (15.17)%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (11.37)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Liberty Media Corporation, Class A                    7.3%
   2. Magnum Hunter Resources, Inc.                         5.8%
   3. Moody's Corporation                                   4.4%
   4. Capital One Financial Corporation                     4.1%
   5. Cadence Design Systems, Inc.                          4.1%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?
The Strategic Equity Series (the "Series") returned (17.33)% for the six months ended June 30, 2002. The Russell Mid-Cap Growth Index returned (19.70)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
As the economic recovery progressed, the markets remained volatile during the first half of 2002. A pronounced dichotomy between the stock market and the economy developed as psychological factors, fears of terrorism, instability in the Middle East, and issues involving corporate accounting practices weighed on investors. This caused the U.S. markets to fall to levels not seen since the aftermath of September 11.

Nevertheless, indications of an economic recovery were prominent with announcements of positive economic data such as low inflation, a strong housing market, increased consumer confidence and spending, and an increase in productivity and manufacturing orders.The Federal Reserve (the "Fed") maintained its accommodative stance by leaving the FedFund's target rate at 1.75%, its lowest level in 40 years, throughout the first half of the year. GDP growth was revised upward to 6.1% for the first quarter from the Commerce Department's previous estimate of 5.6%. However, unemployment has increased slightly during the year, and weak capital expenditures by corporations, which economists have identified as a crucial factor in determining the strength of the recovery, have kept economic growth at moderate levels.

WHAT SECTORS/SECURITIES CONTRIBUTED THE MOST TO THE SERIES' PERFORMANCE?
The Series had good relative performance due to stock selection in the health care and information technology sectors. The biggest drag on relative performance was the consumer discretionary sector, which performed poorly and sold-off heavily during the last six months primarily in media stock selection. During 2002, managers added holdings in the industrial sector while reducing health care weightings.

The top five contributors for the portfolio for January 1, 2002 through June 30, 2002 were AmeriSourceBergen Corporation, Willis Group Holdings Ltd., Smith International, Inc., Anthem, Inc., and Triad Hospitals, Inc, while the bottom five contributors were Genesis Microchip, Inc., Cablevision Systems New York Group, Sanmina-SCI Corporation, Avaya, Inc., and King Pharmaceuticals, Inc.

While we have been operating in a very challenging environment, mid-cap stocks typically perform well as the economy emerges from recession and portfolio managers expect to see more opportunities for growth stocks in the marketplace. The Series remains broadly diversified, at approximately 100 holdings.

WHAT IS YOUR OUTLOOK FOR THE REST OF 2002?
Despite the recent divergence between the economy and the financial markets, the overall outlook is encouraging. Inflation remains under control, which will allow the Fed to continue its focus on stimulating the economy, and GDP growth is estimated to be relatively strong in the second quarter at a level between 2% and 3%. The housing sector continues to expand due to the favorable interest rate environment, and the long-term earnings outlook for corporations remains positive. Although the markets may struggle in the near term, the economic recovery is expected to continue through the second half of 2002 with the markets projected to respond accordingly.


                                                  A I M CAPITAL MANAGEMENT, INC.




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR     (27.69)%
                                   5 YEAR       0.60%
              SINCE 10/2/1995 (INCEPTION)       4.27%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE     (17.33)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Express Scripts, Inc.                                 1.6%
   2. UTStarcom, Inc.                                       1.6%
   3. Arch Coal, Inc.                                       1.5%
   4. Smith International, Inc.                             1.5%
   5. ENSCO International, Inc.                             1.4%

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS FOR THE PERIOD?
The Total Return Series (the "Series") returned (1.63)% for the six months ended June 30, 2002. This performance compares to returns over the same period of (13.15)% and 3.26%, respectively, for the Series' benchmarks, the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?
The largest relative contributor to performance during the quarter was an underweight and strong stock selection in the technology sector. In particular, Motorola, Inc. benefited from positives signs in its handset business and during the quarter the company reaffirmed its projection to be profitable in the third and fourth quarters.

Other sectors that positively impacted the Series included an overweight and strong stock selection in the energy sector and stock selection and an underweight in industrial goods. Energy stocks -- particularly those companies with any business in natural gas such as Devon Energy Corporation -- enjoyed a positive long-term growth story due to growing demand and constrained supply. In addition, the current unstable political environment in the Middle East served to increase the value of natural resources such as oil and gas. In industrial goods, Deere & Company posted strong quarterly earnings benefiting from improved overseas equipment sales. The company also streamlined its business, closing two plants and cutting back production to improve asset utilization and lower costs. Northrop Grumman Corporation, which is one of the biggest U.S. warship builders, benefited from a combination of a defense spending up-cycle and increasing global political unrest. We favored the stock for its attractive relative valuation and the company's proven ability to win new contracts.

Individual securities that helped performance included Sears, Roebuck and Company, Viacom, Inc. and NiSource, Inc. Sears' stock price benefited from the news that they had purchased Lands' End for $1.9 billion. It is expected that this acquisition should further differentiate Sears as a good destination for nationally recognized brands. Viacom benefited from dismissal of an antitrust lawsuit against Blockbuster. In addition, Viacom company CBS said the current upfront session with advertisers was the "largest" in its history, and called the ad market "solid." Electric power company NiSource reported higher quarterly earnings helped by its focus on debt and expense reduction, the sale of non-core assets and efforts to improve its credit quality and liquidity.

The largest detractors during the quarter came predominantly from sector weightings. Our underweight to the relatively good performing consumer staples sector and an overweight to the poor performing utilities & communications sector were the major detractors to performance. However, in utilities & communications, strong stock selection was able to offset much of the effects of our overweight position. Another detractor included several underperforming holdings in financial services. Citigroup, Inc. was hurt by estimates that it may have at least $374 million in investment exposure to WorldCom mostly through their insurance affiliates. Merrill Lynch & Company, Inc. was the focus of an investigation lead by the N.Y. State Attorney General probing conflict of interest issues between the firm's investment banking arm and its research analysts. The issue weighing on many Wall Street firms was whether their research analysts had issued overly optimistic opinions of companies that generate lucrative fees for their investment banking units.

Individual securities that detracted from performance included independent power producer Calpine Corporation, aluminum company Alcoa, Inc. and AT&T Corporation. During the second quarter, Calpine stated that the company would be challenged to meet its full-year earnings target of between $1.50 and $1.60 per share, due in part to lower spark spreads (the differences between the wholesale gas prices and power prices). Alcoa fell after Goldman Sachs reduced its aluminum price forecast for 2002 and consequently trimmed its 2002 earnings-per-share estimates stating that despite signs of strengthening aluminum demand conditions in the second half, the recovery may be more modest and slower than previously anticipated. AT&T is still struggling to rebuild a solid business in an environment where long-distance phone profit margins are thin and the long-distance network business is stagnating.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
In our view, the environment remains very difficult for many companies going forward owing in large part to poor sales, earnings, and revenue visibility. While unemployment seemed to have stabilized, it has risen and many companies remain cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, prudent approach to security selection.


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      (1.49)%
              SINCE 8/14/1998 (INCEPTION)       6.42%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (1.63)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Sears, Roebuck & Company                              1.8%
   2. Viacom, Inc., Class B                                 1.6%
   3. Devon Energy Corporation                              1.3%
   4. FleetBoston Financial Corporation                     1.1%
   5. Exxon Mobil Corporation                               1.1%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?
For the first six months of 2002, the Value Equity Series (the "Series") returned (5.14)% while the Russell 1000 Value Index returned (4.78)% and the Standard &Poor's 500 Index (13.15)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The stock market and the economy went their separate ways during the second quarter of 2002 as investors shunned equities despite obvious signs of economic improvement. It has gotten so bad recently that every sector in the Russell 1000 Value Index was down during the second quarter. The U.S. economy expanded at a robust pace during the first quarter and all indicators suggest that the recovery is continuing. Corporate profits rebounded from the low point reached at the end of last year and, we believe, are poised to continue growing well into next year. This has all been accompanied by declining inflation and low, stable interest rates. But the stock market ignored all of this good news and delivered one of the poorest six-month performances in recent history. The problem confronting the market is one of investor confidence. Part of this relates to the agonizing aftermath of a speculative bubble, as many investors are fervently hoping for a big bounce in technology and telecommunications and becoming increasingly despondent at the realization that no such return is likely. The ongoing global turmoil and the crisis of corporate governance -- with the apparent complicity of Wall Street and the auditing profession -- has cast a pall over the U.S. equity markets.

WHAT FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS ITS BENCHMARK?
Entering 2002, the Series was positioned to take advantage of what we expected would be an improving economic environment. While we were correct on the direction of the economy, we did not, and perhaps could not, anticipate the crises of confidence that occurred during the first six months of the year as a result of the Enron, WorldCom and Quest debacles to name but a few. From a positioning standpoint, our slight overweight position in health care along with our slight underweight position in communications services cushioned our losses during the period. Meanwhile, our underweight position in consumer staples and utilities hurt the Series' relative performance versus the Russell 1000 Value Index.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
We believe a number of factors are coming together that will make for a better stock market environment during the latter part of 2002 and into next year. After 18 months of declining corporate profits, an earnings recovery is now underway and we believe should accelerate toward the end of this year. Valuations for the average equity are moving back toward the normal historical range (on a price-to-earnings basis) while inflation and interest rates are expected to remain benign. It will take the passage of time and, perhaps, legislation to assuage investors' fears over corporate governance and accounting issues, but we do not doubt that investor confidence will be restored especially as earnings growth improves as we expect it will.

Our disciplined relative value approach -- with its emphasis on finding stocks with traditional value characteristics (i.e., low price/earnings, price/cash flow and price/sales) and improving earnings fundamentals -- has helped Series investors preserve capital during the difficult markets of the past two years. Typically, however, stocks that hold up relatively well during a downturn are the best performers after the clouds break and the dust settles. Thus, we are optimistic moving forward that, as the economy continues to improve, we will be able to continue to deliver solid long-term, risk-adjusted returns for Series investors over the next few years.


                                                    EAGLE ASSET MANAGEMENT, INC.




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      (9.94)%
                                   5 YEAR       1.59%
               SINCE 1/3/1995 (INCEPTION)       9.08%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (5.14)%
================================================================================

TOTAL   RETURNS  FOR  THE  SERIES   INCLUDE   REINVESTMENT   OF  DIVIDENDS   AND
DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Citigroup, Inc.                                       3.8%
   2. HCA, Inc.                                             3.6%
   3. Verizon Communications, Inc.                          3.5%
   4. Royal Dutch Petroleum, NY Shares                      3.4%
   5. Wells Fargo & Company                                 3.3%

                                  THE GCG TRUST
                      VAN KAMPEN GROWTH AND INCOME SERIES*

HOW DID THE SERIES PERFORM IN THE PERIOD?
The Van Kampen Growth and Income Series (the "Series") returned (4.16)% for the six months ended June 30, 2002. By comparison, the Russell 1000 Index returned (12.82)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Across all areas of the market, attractive investment opportunities have become increasingly sparse. Valuations, when compared to historic absolutes, seemed high. Catalysts were also difficult to find. Most good news was already discounted in stocks' valuations or was overwhelmed by bad news such as accounting scandals and corporate bankruptcies.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS ITS BENCHMARK?
During the first quarter of 2002, the most notable changes to the portfolio were in the Series' financial and energy positions.

We continued to reduce the Series' exposure to financials. In this sector, we significantly trimmed bank stocks, particularly those businesses who focus on loan activity. We bought some insurance companies, favoring those that sell personal lines such as auto and homeowner, because we believed these companies had better pricing power than other types of insurance companies.

The Series' energy weighting doubled since September 2001, and we bought both oil and natural gas stocks. If global recovery continues, we believe demand is likely to increase. Furthermore, we anticipate a potential decrease in supply because of the political instability in oil-producing countries.

We trimmed materials stocks that we believed reached their full valuations.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Looking ahead, we anticipate an anemic market characterized by modest corporate profits and modest stock price returns. In the meantime, we expect to position the Series' portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from a recovery.


                                                                      VAN KAMPEN




================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 2002

                                   1 YEAR      (6.70)%
                                   5 YEAR       3.64%
              SINCE 10/4/1993 (INCEPTION)      10.15%
================================================================================

================================================================================
                             AGGREGATE TOTAL RETURN

                             YEAR-TO-DATE      (4.16)%
================================================================================

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January 30, 2002 Van Kampen became the Portfolio Manager of the Series. Along with the change was a name change from Rising Dividends Series to Van Kampen Growth and Income Series.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2002
(percentage of total net assets)
   1. Allstate Corporation                                  3.7%
   2. Bank of America Corporation                           3.4%
   3. Exxon Mobil Corporation                               3.2%
   4. Hartford Financial Services Group, Inc.               2.5%
   5. 3M Company                                            2.4%

    DESCRIPTION OF COMPARATIVE INDICES

     GOLDMAN SACHS INTERNET INDEX -- a capitalization-weighted index of selected Internet companies.

     LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX -- an index of publicly issued investment grade fixed-rated debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed, and mortgage backed securities, with a maturity of one year or more.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- an index comprised of U.S. Treasury Bills with initial maturities of three months.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (MSCI EAFE) -- a capitalization weighted index that monitors the performance of stocks from Europe, Asia and the Far East.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     NASDAQ COMPOSITE INDEX -- a capitalization weighted index comprised of all NASDAQ National Market and Small-Cap stocks.

     RUSSELL 1000 INDEX -- an index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

     RUSSELL 1000 VALUE INDEX -- an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index that measures the performance of those Russell Mid-Cap Companies with higher price-to-book ratios and higher forecasted growth values.

     STANDARD & POOR'S 500 INDEX (S&P 500)-- an index composed of 500 U.S.
stocks.

     STANDARD & POOR'S 600 SMALLCAP INDEX-- an index composed of 600 small-cap U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE 5000 INDEX -- an index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (RECs).

                     This page is intentionally left blank.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  THE GCG TRUST

                            JUNE 30, 2002 (UNAUDITED)


                                                                        ASSET                                            CAPITAL
                                                                     ALLOCATION        CAPITAL          CAPITAL         GUARDIAN
                                                     ALL CAP           GROWTH       APPRECIATION        GROWTH          SMALL CAP
                                                     SERIES            SERIES          SERIES           SERIES            SERIES
                                                   ------------     -----------     -------------   -------------     -------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................   $340,200,918     $56,928,634     $440,460,114    $ 368,305,081     $ 569,703,884
                                                   ============     ===========     ============    =============     =============
   At value ....................................   $297,617,160     $53,102,085     $344,761,915    $ 325,462,163     $ 457,932,288
Cash, including foreign currency, at value .....            278       4,741,819            2,998       12,853,868        33,774,154
Receivables:
   Investment securities sold ..................             --       2,740,737        1,152,732        2,536,274           601,572
   Variation margin ............................             --              --               --               --                --
   Interest rate swap agreements ...............             --              --               --               --                --
   Dividends and/or interest. ..................        132,582         216,011          171,888           43,457           402,107
   Directed brokerage (Note 2) .................         11,199              --           26,027           36,306            16,125
   Collateral on loaned securities (Note 1) ....     25,786,535              --       25,700,120      103,929,045        54,583,694
                                                   ------------     -----------     ------------    -------------     -------------
     Total Assets. .............................    323,547,754      60,800,652      371,815,680      444,861,113       547,309,940
                                                   ------------     -----------     ------------    -------------     -------------
LIABILITIES:
Payables:
   Investment securities purchased .............             --       2,040,674          651,217        3,659,892         1,943,287
   Accrued expenses ............................        262,622          49,741          278,044          298,523           377,471
   Forward foreign currency exchange
     contracts (Note 1) ........................             --              --               --               --                --
   Sale commitments, at value ..................             --              --               --               --                --
Options written (Premiums received
   $11,400 and $726,878, respectively) .........             --              --            7,875               --                --
   Collateral on loaned securities (Note 1) ....     25,786,535              --       25,700,120      103,929,045        54,583,694
                                                   ------------     -----------     ------------    -------------     -------------
     Total Liabilities .........................     26,049,157       2,090,415       26,637,256      107,887,460        56,904,452
                                                   ------------     -----------     ------------    -------------     -------------
NET ASSETS .....................................   $297,498,597     $58,710,237     $345,178,424    $ 336,973,653     $ 490,405,488
                                                   ============     ===========     ============    =============     =============
NET ASSETS CONSIST OF:
Paid-in Capital ................................   $357,629,219     $65,334,352     $522,451,045    $ 547,201,193     $ 717,204,064
Undistributed  net investment income/(loss) ....        (25,308)        314,841          238,248       (1,582,606)          294,858
Accumulated net realized gain/(loss) on
   securities, written options, long options,
   futures contracts, forward foreign currency
   exchange contracts and foreign currency
   transactions ................................    (17,521,556)     (3,112,407)     (81,816,195)    (165,802,016)     (115,321,838)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options,
   futures contracts, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign
   currencies ..................................    (42,583,758)     (3,826,549)     (95,694,674)     (42,842,918)     (111,771,596)
                                                   ------------     -----------     ------------    -------------     -------------
     Total Net Assets ..........................   $297,498,597     $58,710,237     $345,178,424    $ 336,973,653     $ 490,405,488
                                                   ============     ===========     ============    =============     =============
Shares of beneficial interest outstanding ......     30,668,999       7,358,024       30,860,034       34,417,054        51,124,206
                                                   ============     ===========     ============    =============     =============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial
   interest outstanding ........................   $       9.70     $      7.98     $      11.19    $        9.79     $        9.59
                                                   ============     ===========     ============    =============     =============
-------------------------


                       See Notes to Financial Statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  THE GCG TRUST

                            JUNE 30, 2002 (UNAUDITED)



                                                           CORE           DEVELOPING        DIVERSIFIED         EQUITY
                                                           BOND              WORLD            MID-CAP           GROWTH
                                                          SERIES            SERIES            SERIES            SERIES
                                                       ------------      ------------       -----------       ----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................       $253,896,767      $ 83,919,316       $89,703,940       $2,973,416
                                                       ============      ============       ===========       ==========
   At value ....................................       $253,469,607      $ 82,278,280       $86,624,118       $2,728,387
Cash, including foreign currency, at value .....          3,534,878         2,473,614           674,754          285,075
Receivables:
   Investment securities sold ..................         19,741,764           105,764                --           20,619
   Variation margin ............................            241,609                --                --               --
   Interest rate swap agreements ...............            379,148                --                --               --
   Dividends and/or interest. ..................          1,802,972           391,096            68,850            2,274
   Directed brokerage (Note 2) .................                 --                --                --               --
   Collateral on loaned securities (Note 1) ....                 --                --                --               --
                                                       ------------      ------------       -----------       ----------
     Total Assets. .............................        279,169,978        85,248,754        87,367,722        3,036,355
                                                       ------------      ------------       -----------       ----------

LIABILITIES:
Payables:
   Investment securities purchased .............         56,128,799           179,737           319,692           34,154
   Accrued expenses ............................            152,102           125,353            71,687            2,308
   Forward foreign currency exchange
     contracts (Note 1) ........................            313,874                --                --               --
   Sale commitments, at value ..................          3,624,268                --                --               --
Options written (Premiums received
   $11,400 and $726,878, respectively) .........            705,449                --                --               --
   Collateral on loaned securities (Note 1) ....                 --                --                --               --
                                                       ------------      ------------       -----------       ----------
     Total Liabilities .........................         60,924,492           305,090           391,379           36,462
                                                       ------------      ------------       -----------       ----------
NET ASSETS .....................................       $218,245,486      $ 84,943,664       $86,976,343       $2,999,893
                                                       ============      ============       ===========       ==========
NET ASSETS CONSIST OF:
Paid-in Capital ................................       $214,601,915      $120,106,161       $92,452,410       $3,284,965
Undistributed  net investment income/(loss) ....          2,967,661           319,182            84,312              707
Accumulated net realized gain/(loss) on
   securities, written options, long options,
   futures contracts, forward foreign currency
   exchange contracts and foreign currency
   transactions ................................          1,154,511       (33,833,973)       (2,480,557)         (40,750)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options,
   futures contracts, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign
   currencies ..................................           (478,601)       (1,647,706)       (3,079,822)        (245,029)
                                                       ------------      ------------       -----------       ----------
     Total Net Assets ..........................       $218,245,486      $ 84,943,664       $86,976,343       $2,999,893
                                                       ============      ============       ===========       ==========
Shares of beneficial interest outstanding ......         21,656,193        11,904,558         9,976,589          332,563
                                                       ============      ============       ===========       ==========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial
   interest outstanding ........................       $      10.08      $       7.14       $      8.72       $     9.02
                                                       ============      ============       ===========       ==========


                                                          EQUITY              FOCUS               FULLY
                                                          INCOME              VALUE              MANAGED
                                                          SERIES              SERIES              SERIES
                                                       ------------        ----------        --------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................       $475,054,650        $4,269,213        $  678,721,050
                                                       ============        ==========        ==============
   At value ....................................       $448,555,915        $3,970,886        $  726,691,217
Cash, including foreign currency, at value .....         14,349,522               242           214,373,559
Receivables:
   Investment securities sold ..................          1,442,656           101,376                   --
   Variation margin ............................                --                --                    --
   Interest rate swap agreements ...............                --                --                    --
   Dividends and/or interest. ..................            818,369             1,617             2,834,806
   Directed brokerage (Note 2) .................              4,041               --                 16,067
   Collateral on loaned securities (Note 1) ....         19,627,387               --             96,449,730
                                                       ------------        ----------        --------------
     Total Assets. .............................        484,797,890         4,074,121         1,040,365,379
                                                       ------------        ----------        --------------
LIABILITIES:
Payables:
   Investment securities purchased .............          1,292,871            95,804            10,754,020
   Accrued expenses ............................            362,527             3,122               720,168
   Forward foreign currency exchange
     contracts (Note 1) ........................                 --                --                    --
   Sale commitments, at value                                    --                --                    --
Options written (Premiums received
   $11,400 and $726,878, respectively) .........                 --                --                    --
   Collateral on loaned securities (Note 1) ....         19,627,387                --            96,449,730
                                                       ------------        ----------        --------------
     Total Liabilities .........................         21,282,785            98,926           107,923,918
                                                       ------------        ----------        --------------
NET ASSETS .....................................       $463,515,105        $3,975,195        $  932,441,461
                                                       ============        ==========        ==============
NET ASSETS CONSIST OF:
Paid-in Capital ................................       $485,497,721        $4,333,610        $  863,509,440
Undistributed  net investment income/(loss) ....          2,994,489             1,834             8,495,048
Accumulated net realized gain/(loss) on
   securities, written options, long options,
   futures contracts, forward foreign currency
   exchange contracts and foreign currency
   transactions ................................          1,521,630           (61,922)           12,466,780
Net unrealized appreciation/(depreciation) on
   securities, written options, long options,
   futures contracts, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign
   currencies ..................................        (26,498,735)         (298,327)           47,970,193
                                                       ------------        ----------        --------------
     Total Net Assets ..........................       $463,515,105        $3,975,195        $  932,441,461
                                                       ============        ==========        ==============
Shares of beneficial interest outstanding ......         42,155,860           438,924            51,954,411
                                                       ============        ==========        ==============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial
   interest outstanding ........................       $      11.00        $     9.06        $        17.95
                                                       ============        ==========        ==============

STATEMENTS OF ASSETS AND LIABILITIES

                                  THE GCG TRUST

                            JUNE 30, 2002 (UNAUDITED)



                                                         FUNDAMENTAL         GLOBAL                                HARD
                                                           GROWTH           FRANCHISE          GROWTH             ASSETS
                                                           SERIES            SERIES            SERIES             SERIES
                                                         ----------        ----------      -------------       -----------
ASSETS
Investments (Notes 1, 3 and 4):
   At identified cost .................................  $2,587,816        $6,570,774     $  926,522,036       $62,223,051
                                                         ==========        ==========     ==============       ===========
   At value (a) .......................................  $2,356,519        $6,406,024     $  769,062,785       $63,147,619
Cash, including foreign currency, at value ............         919           928,217             65,102         7,121,065
Receivables:
   Investment securities sold .........................          --           142,298         18,508,025                --
   Dividends and/or interest. .........................         853            13,019            245,582           241,193
   Directed brokerage (Note 2) ........................          --                --             81,680                --
   Collateral on loaned securities (Note 1) ...........          --                --        147,941,465                --
                                                         ----------        ----------     --------------       -----------
     Total Assets. ....................................   2,358,291         7,489,558        935,904,639        70,509,877
                                                         ----------        ----------     --------------       -----------
LIABILITIES:
Payables:
   Investment securities purchased ....................          --            46,578          3,606,822         3,607,908
   Accrued expenses ...................................       2,077             7,015            696,213            48,534
   Forward foreign currency exchange contracts
      (Note 1) ........................................          --                --          1,066,269                --
Collateral on loaned securities (Note 1) ..............          --                --        147,941,465                --
                                                         ----------        ----------     --------------       -----------
     Total Liabilities ................................       2,077            53,593        153,310,769         3,656,442
                                                         ----------        ----------     --------------       -----------
NET ASSETS ............................................  $2,356,214        $7,435,965     $  782,593,870       $66,853,435
                                                         ==========        ==========     ==============       ===========
NET ASSETS CONSIST OF:
Paid-in Capital .......................................  $2,597,107        $7,578,415     $1,630,409,628       $74,588,370
Undistributed  net investment income/(loss) ...........         122            12,065         (1,335,542)          837,550
Accumulated net realized gain/(loss) on securities,
   forward foreign currency exchange contracts
   and foreign currency transactions ..................      (9,718)            9,258       (687,954,549)       (9,503,730)
Net unrealized appreciation/(depreciation) on
   securities, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..................    (231,297)         (163,773)      (158,525,667)          931,245
                                                         ----------        ----------     --------------       -----------
     Total Net Assets .................................  $2,356,214        $7,435,965     $  782,593,870       $66,853,435
                                                         ==========        ==========     ==============       ===========
Shares of beneficial interest outstanding .............     260,153           758,668         73,486,120         5,924,522
                                                         ==========        ==========     ==============       ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial
      interest outstanding . ..........................  $     9.06        $     9.80     $        10.65       $     11.28
                                                         ==========        ==========     ==============       ===========

---------------------------
(a) The Investors Series includes a repurchase agreement amounting to $1,633,000.


                                                 See Notes to Financial Statements.



                                                            INTERNATIONAL                            INTERNET
                                                              ENHANCED         INTERNATIONAL        TOLLKEEPER
                                                                EAFE              EQUITY          [SERVICEMARK]        INVESTORS
                                                               SERIES             SERIES              SERIES            SERIES
                                                             ----------         ----------        -------------       -----------
ASSETS
Investments (Notes 1, 3 and 4):
   At identified cost .....................................  $6,429,317        $176,706,755        $11,689,200       $118,867,433
                                                             ==========        ============        ===========       ============
   At value (a) ...........................................  $6,301,730        $179,315,458        $ 8,185,879       $102,247,740
Cash, including foreign currency, at value ................     137,446           1,231,411            811,724                903
Receivables:
   Investment securities sold .............................         --                   --            254,393             75,802
   Dividends and/or interest. .............................       6,475             342,774                470            174,365
   Directed brokerage (Note 2) ............................         --                   --                 --                 --
   Collateral on loaned securities (Note 1) ...............           --           5,213,306                --                 --
                                                             ----------        ------------        -----------       ------------
     Total Assets .........................................   6,445,651         186,102,949          9,252,466        102,498,810
                                                             ----------        ------------        -----------       ------------

LIABILITIES:
Payables:
   Investment securities purchased ........................          --             808,164             77,678            367,420
   Accrued expenses .......................................       6,151             172,235             14,387             87,018
   Forward foreign currency exchange contracts (Note 1) ...          --                  --                 --                 --
Collateral on loaned securities (Note 1) ..................          --           5,213,306                 --                 --
                                                             ----------        ------------        -----------       ------------
     Total Liabilities ....................................       6,151           6,193,705             92,065            454,438
                                                             ----------        ------------        -----------       ------------
NET ASSETS ................................................  $6,439,500        $179,909,244        $ 9,160,401       $102,044,372
                                                             ==========        ============        ===========       ============

NET ASSETS CONSIST OF:
Paid-in Capital ...........................................  $6,575,643        $177,102,841        $14,731,966       $120,185,181
Undistributed  net investment income/(loss) ...............      29,093           1,125,350            (88,572)           386,249
Accumulated net realized gain/(loss) on securities,
   forward foreign currency exchange contracts
   and foreign currency transactions ......................     (37,957)           (970,860)        (1,979,672)        (1,907,365)
Net unrealized appreciation/(depreciation) on
   securities, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ......................    (127,279)          2,651,913         (3,503,321)       (16,619,693)
                                                             ----------        ------------        -----------       ------------
     Total Net Assets .....................................  $6,439,500        $179,909,244        $ 9,160,401       $102,044,372
                                                             ==========        ============        ===========       ============
Shares of beneficial interest outstanding .................     663,136          21,988,861          1,844,405         11,141,470
                                                             ==========        ============        ===========       ============

NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .....  $     9.71        $       8.18        $      4.97       $       9.16
                                                             ==========        ============        ===========       ============



                                                                                J.P. MORGAN          JANUS
                                                                               FLEMING SMALL         GROWTH            LARGE CAP
                                                                                 CAP EQUITY        AND INCOME            VALUE
                                                                                   SERIES            SERIES              SERIES
                                                                                 ==========       ============       ============
ASSETS
Investments (Notes 1, 3 and 4):
   At identified cost ........................................................   $6,043,949       $131,177,009       $313,437,268
                                                                                 ==========       ============       ============
   At value (a) ..............................................................   $5,566,679       $123,681,814       $265,656,713
Cash, including foreign currency, at value ...................................      722,259             12,981         17,650,099
Receivables:
   Investment securities sold ................................................           --            337,610            867,756
   Dividends and/or interest. ................................................        3,313            168,182            265,220
   Directed brokerage (Note 2) ...............................................          252              5,483              2,904
   Collateral on loaned securities (Note 1) ..................................           --          5,443,297         25,805,176
                                                                                 ----------       ------------       ------------
     Total Assets ............................................................    6,292,503        129,649,367        310,247,868
                                                                                 ----------       ------------       ------------

LIABILITIES:
Payables:
   Investment securities purchased ...........................................           --          1,830,158          1,865,095
   Accrued expenses ..........................................................        5,600            110,393            240,919
   Forward foreign currency exchange contracts (Note 1) ......................           --                 --                 --
Collateral on loaned securities (Note 1) .....................................           --          5,443,297         25,805,176
                                                                                 ----------       ------------       ------------
     Total Liabilities .......................................................        5,600          7,383,848         27,911,190
                                                                                 ----------       ------------       ------------
NET ASSETS ...................................................................   $6,286,903       $122,265,519       $282,336,678
                                                                                 ==========       ============       ============

NET ASSETS CONSIST OF:
Paid-in Capital ..............................................................   $6,810,618       $138,082,338       $340,045,820
Undistributed  net investment income/(loss) ..................................       (4,386)           218,603            321,589
Accumulated net realized gain/(loss) on securities,
   forward foreign currency exchange contracts
   and foreign currency transactions .........................................      (42,059)        (8,540,516)       (10,250,176)
Net unrealized appreciation/(depreciation) on
   securities, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies .........................................     (477,270)        (7,494,906)       (47,780,555)
                                                                                 ----------       ------------       ------------
     Total Net Assets ........................................................   $6,286,903       $122,265,519       $282,336,678
                                                                                 ==========       ============       ============
Shares of beneficial interest outstanding ....................................      688,763         15,045,245         33,331,814
                                                                                 ==========       ============       ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ........................   $     9.13       $       8.13       $       8.47
                                                                                 ==========       ============       ============


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES


                                  THE GCG TRUST
                            JUNE 30, 2002 (UNAUDITED)


                                                             LIMITED
                                                            MATURITY           LIQUID             MANAGED           MID-CAP
                                                              BOND              ASSET             GLOBAL            GROWTH
                                                             SERIES            SERIES             SERIES            SERIES
                                                          ------------     --------------      ------------     --------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................  $471,815,742     $1,130,019,710      $288,198,583     $1,098,053,357
                                                          ============     ==============      ============     ==============
   At value (a) ........................................  $479,480,746     $1,130,019,710      $238,875,297     $  673,068,867
Cash, including foreign currency, at value .............            --                826         5,965,442                 --
Receivables:
   Investment securities sold ..........................     9,880,052                 --         1,216,529         24,362,303
   Dividends and/or interest ...........................     6,320,500          3,066,369           519,026            144,735
   Reimbursement from Investment Advisor (Note 2) ......            --                 --                --              6,840
   Directed brokerage (Note 2) .........................            --                 --             1,984             42,773
Collateral on loaned securities (Note 1) ...............   127,448,259                 --        14,387,588        139,148,860
                                                          ------------     --------------      ------------     --------------
     Total Assets ......................................   623,129,557      1,133,086,905       260,965,866        836,774,378
                                                          ------------     --------------      ------------     --------------
LIABILITIES:
Payables:
   Investment securities purchased .....................    12,070,114                 --           598,749         36,107,606
   Accrued expenses ....................................       195,995            511,309           255,441            537,544
   Distributions payable ...............................            --          1,335,740                --                 --
Cash overdraft, net of foreign currency, at value ......         6,518                 --                --                793
Collateral on loaned securities (Note 1) ...............   127,448,259                 --        14,387,588        139,148,860
                                                          ------------     --------------      ------------     --------------
     Total Liabilities .................................   139,720,886          1,847,049        15,241,778        175,794,803
                                                          ------------     --------------      ------------     --------------
NET ASSETS .............................................  $483,408,671     $1,131,239,856      $245,724,088     $  660,979,575
                                                          ============     ==============      ============     ==============
NET ASSETS CONSIST OF:
Paid-in Capital ........................................  $465,538,961     $1,131,229,101      $319,839,884     $1,715,643,077
Undistributed net investment income/(loss) .............    10,087,932                 --             2,087         (2,976,962)
Accumulated net realized gain/(loss) on securities
   and foreign currency transactions. ..................       116,774             10,755       (24,811,542)      (626,702,063)
Net unrealized appreciation/(depreciation) on
   securities and other assets and liabilities
   denominated in foreign currencies ...................     7,665,004                 --       (49,306,341)      (424,984,477)
                                                          ------------     --------------      ------------     --------------
     Total Net Assets ..................................  $483,408,671     $1,131,239,856      $245,724,088     $  660,979,575
                                                          ============     ==============      ============     ==============
Shares of beneficial interest outstanding ..............    42,767,207      1,131,234,983        26,562,022         78,896,549
                                                          ============     ==============      ============     ==============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..  $      11.30     $         1.00      $       9.25     $         8.38
                                                          ============     ==============      ============     ==============

--------------------------
(a) The Limited Maturity Bond Series and Liquid Asset Series include repurchase agreements amounting to $14,577,000 and
$162,932,000, respectively.


                       See Notes to Financial Statements.

                                                            REAL                                  SPECIAL            STATEGIC
                                                           ESTATE             RESEARCH           SITUATION            EQUITY
                                                           SERIES              SERIES              SERIES             SERIES
                                                        ------------       --------------       -----------        ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................$176,226,225       $  768,152,115       $28,234,061        $221,785,757
                                                        ============       ==============       ===========        ============
   At value (a) ........................................$192,620,318       $  696,648,478       $27,177,171        $206,608,099
Cash, including foreign currency, at value .............  15,664,341              119,562            29,056               3,364
Receivables:
   Investment securities sold ..........................     196,813            5,426,136                --           1,195,307
   Dividends and/or interest ...........................   1,182,354              987,351            11,039              42,578
   Reimbursement from Investment Advisor (Note 2) ......          --                7,237                --                  --
   Directed brokerage (Note 2) .........................          --               50,853             5,417              27,755
Collateral on loaned securities (Note 1) ...............          --           70,178,599         3,161,532          40,143,664
                                                        ------------       --------------       -----------        ------------
     Total Assets ...................................... 209,663,826          773,418,216        30,384,215         248,020,767
                                                        ------------       --------------       -----------        ------------
LIABILITIES:
Payables:
   Investment securities purchased .....................   2,501,711            3,639,474            44,500           4,196,664
   Accrued expenses ....................................     148,397              535,491            25,622             161,877
   Distributions payable ...............................          --                   --                --                  --
Cash overdraft, net of foreign currency, at value ......          --                   --                --                  --
Collateral on loaned securities (Note 1) ...............          --           70,178,599         3,161,532          40,143,664
                                                        ------------       --------------       -----------        ------------
     Total Liabilities .................................   2,650,108           74,353,564         3,231,654          44,502,205
                                                        ------------       --------------       -----------        ------------
NET ASSETS .............................................$207,013,718       $  699,064,652       $27,152,561        $203,518,562
                                                        ============       ==============       ===========        ============
NET ASSETS CONSIST OF:
Paid-in Capital ........................................$182,842,146       $1,037,853,786       $32,703,356        $359,337,685
Undistributed net investment income/(loss) .............   3,996,986            1,713,149           (37,087)           (668,201)
Accumulated net realized gain/(loss) on securities
   and foreign currency transactions. ..................   3,780,493         (269,019,277)       (4,456,818)       (139,973,264)
Net unrealized appreciation/(depreciation) on
   securities and other assets and liabilities
   denominated in foreign currencies ...................  16,394,093          (71,483,006)       (1,056,890)        (15,177,658)
                                                        ------------       --------------       -----------        ------------
     Total Net Assets ..................................$207,013,718       $  699,064,652       $27,152,561        $203,518,562
                                                        ============       ==============       ===========        ============
Shares of beneficial interest outstanding ..............  11,888,780           51,207,561         3,631,858          18,704,242
                                                        ============       ==============       ===========        ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..      $17.41       $        13.65       $      7.48        $      10.88
                                                        ============       ==============       ===========        ============




                                                                                                   VAN KAMPEN
                                                                TOTAL               VALUE          GROWTH AND
                                                               RETURN              EQUITY            INCOME
                                                               SERIES              SERIES            SERIES
                                                            --------------      ------------      ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................    $1,078,581,527      $210,829,536      $747,587,126
                                                            ==============      ============      ============
   At value (a) ........................................    $1,054,427,047      $203,217,208      $728,839,653
Cash, including foreign currency, at value .............           214,935               656             4,832
Receivables:
   Investment securities sold ..........................         9,444,858               --                 --
   Dividends and/or interest ...........................         6,284,162           189,995           877,754
   Reimbursement from Investment Advisor (Note 2) ......             5,163               --                 --
   Directed brokerage (Note 2) .........................             8,128               --             45,008
Collateral on loaned securities (Note 1) ...............       113,295,259         5,137,199        93,563,411
                                                            --------------      ------------      ------------
     Total Assets ......................................     1,183,679,552       208,545,058       823,330,658
                                                            --------------      ------------      ------------
LIABILITIES:
Payables:
   Investment securities purchased .....................         6,601,678                --         3,552,370
   Accrued expenses ....................................           784,860           161,989           580,686
   Distributions payable ...............................                --                --                --
Cash overdraft, net of foreign currency, at value ......                --                --                --
Collateral on loaned securities (Note 1) ...............       113,295,259         5,137,199        93,563,411
                                                            --------------      ------------      ------------
     Total Liabilities .................................       120,681,797         5,299,188        97,696,467
                                                            --------------      ------------      ------------
NET ASSETS .............................................    $1,062,997,755      $203,245,870      $725,634,191
                                                            ==============      ============      ============
NET ASSETS CONSIST OF:
Paid-in Capital ........................................    $1,070,256,868      $217,388,732      $753,614,374
Undistributed net investment income/(loss) .............        14,582,438           712,021         3,664,856
Accumulated net realized gain/(loss) on securities
   and foreign currency transactions. ..................         2,303,171        (7,242,555)      (12,897,566)
Net unrealized appreciation/(depreciation) on
   securities and other assets and liabilities
   denominated in foreign currencies ...................       (24,144,722)       (7,612,328)      (18,747,473)
                                                            --------------      ------------      ------------
     Total Net Assets ..................................    $1,062,997,755      $203,245,870      $725,634,191
                                                            ==============      ============      ============
Shares of beneficial interest outstanding ..............        67,618,442        13,775,909        37,092,807
                                                            ==============      ============      ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..    $        15.72      $      14.75      $      19.56
                                                            ==============      ============      ============


                       See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

                                  THE GCG TRUST

                 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)


                                                                      ASSET                                           CAPITAL
                                                                   ALLOCATION        CAPITAL          CAPITAL         GUARDIAN
                                                      ALL CAP        GROWTH       APPRECIATION        GROWTH          SMALL CAP
                                                      SERIES         SERIES          SERIES           SERIES           SERIES
                                                   ------------   -----------     ------------      -----------     ------------
INVESTMENT INCOME:
Dividends ........................................ $  1,200,756   $   263,942     $  1,859,806    $     451,274     $  2,101,864
Interest .........................................      315,912       349,905          193,230          (20,511)         119,208
Foreign taxes withheld on dividend
   and interest income ...........................           --            --           (8,878)              --           (4,296)
Other income (Note 1) ............................       67,664            --            3,009           12,930          137,640
                                                   ------------   -----------     ------------    -------------     ------------
     Total Investment Income .....................    1,584,332       613,847        2,047,167          443,693        2,354,416
                                                   ------------   -----------     ------------    -------------     ------------
EXPENSES:
Unified fees (Note 2) ............................    1,619,661       297,122        1,930,115        2,053,922        2,439,353
Trustees' fees and expenses (Note 2) .............       10,668         1,884           14,651           14,233           17,164
Service fees (Note 2) ............................           --            --               --              --                --
                                                   ------------   -----------     ------------    -------------     ------------
     Total Expenses ..............................    1,630,329       299,006        1,944,766        2,068,155        2,456,517
Reimbursement of expenses (Note 2) ...............      (11,199)           --          (40,747)         (41,856)         (26,188)
                                                   ------------   -----------     ------------    -------------     ------------
   Net Expenses ..................................    1,619,130       299,006        1,904,019        2,026,299        2,430,329
                                                   ------------   -----------     ------------    -------------     ------------
NET INVESTMENT INCOME/(LOSS) .....................      (34,798)      314,841          143,148       (1,582,606)         (75,913)
                                                   ------------   -----------     ------------    -------------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments. ..................................  (12,136,732)   (1,962,916)     (27,749,853)      (1,218,892)       7,481,891
   Written options ...............................           --            --           38,713               --               --
   Futures contracts .............................           --            --          108,976               --               --
   Forward foreign currency exchange contracts
     and foreign currency transactions ...........           --            --               --               --               --
Net change in unrealized appreciation/
   depreciation of:
   Investments ...................................  (44,237,848)   (3,717,715)     (68,581,549)    (101,461,290)     (56,219,588)
   Written options, futures contracts, forward
     foreign currency exchange contracts and other
     assets and liabilities denominated in
     foreign currencies ..........................           --            --          (90,749)              --               --
                                                   ------------   -----------     ------------    -------------     ------------
Net realized and unrealized gain/(loss)
   on investments ................................  (56,374,580)   (5,680,631)     (96,274,462)    (102,680,182)     (48,737,697)
                                                   ------------   -----------     ------------    -------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................... $(56,409,378)  $(5,365,790)    $(96,131,314)   $(104,262,788)    $(48,813,610)
                                                   ============   ===========     ============    =============     ============

                                                 See Notes to Financial Statements.


                                                               CORE           DEVELOPING         DIVERSIFIED          EQUITY
                                                               BOND              WORLD             MID-CAP            GROWTH
                                                              SERIES            SERIES             SERIES             SERIES
                                                            ----------       -----------         -----------         ---------
INVESTMENT INCOME:
Dividends ........................................                  --       $ 1,259,005         $   450,654         $   4,692
Interest .........................................          $3,679,802           (29,695)             10,087               441
Foreign taxes withheld on dividend
   and interest income ...........................                  --          (117,776)             (1,676)               --
Other income (Note 1) ............................                  --                --                  --                --
                                                            ----------       -----------         -----------         ---------
     Total Investment Income .....................           3,679,802         1,111,534             459,065             5,133
                                                            ----------       -----------         -----------         ---------
EXPENSES:
Unified fees (Note 2) ............................             751,365           742,870             372,593             3,320
Trustees' fees and expenses (Note 2) .............               4,548             2,843               2,160                --
Service fees (Note 2) ............................                  --                --                  --             1,106
                                                            ----------       -----------         -----------         ---------
     Total Expenses ..............................             755,913           745,713             374,753             4,426
Reimbursement of expenses (Note 2) ...............                  --                --                  --                --
                                                            ----------       -----------         -----------         ---------
   Net Expenses ..................................             755,913           745,713             374,753             4,426
                                                            ----------       -----------         -----------         ---------
NET INVESTMENT INCOME/(LOSS) .....................           2,923,889           365,821              84,312               707
                                                            ----------       -----------         -----------         ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments. ..................................             440,878         5,450,450             (52,726)          (40,750)
   Written options ...............................              36,726                --                  --                --
   Futures contracts .............................             321,525                --            (146,455)               --
   Forward foreign currency exchange contracts
     and foreign currency transactions ...........             430,631          (250,776)                 --                --
Net change in unrealized appreciation/
   depreciation of:
   Investments ...................................             602,749        (4,188,261)         (5,109,365)         (245,029)
   Written options, futures contracts, forward
     foreign currency exchange contracts and other
     assets and liabilities denominated in
     foreign currencies ..........................            (458,633)           67,304                 388                --
                                                            ----------       -----------         -----------         ---------
Net realized and unrealized gain/(loss)
   on investments ................................           1,373,876         1,078,717          (5,308,158)         (285,779)
                                                            ----------       -----------         -----------         ---------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................          $4,297,765       $ 1,444,538         $(5,223,846)        $(285,072)
                                                            ==========       ===========         ===========         =========




                                                                   EQUITY               FOCUS              FULLY
                                                                   INCOME               VALUE             MANAGED
                                                                   SERIES               SERIES             SERIES
                                                                ------------          ---------         -----------
INVESTMENT INCOME:
Dividends ........................................              $  4,741,494          $   5,013         $ 6,224,180
Interest .........................................                   152,964              2,787           5,798,542
Foreign taxes withheld on dividend
   and interest income ...........................                    (5,914)              (273)            (42,605)
Other income (Note 1) ............................                     1,315                 --              26,946
                                                                ------------          ---------         -----------
     Total Investment Income .....................                 4,889,859              7,527          12,007,063
                                                                ------------          ---------         -----------
EXPENSES:
Unified fees (Note 2) ............................                 2,115,805              4,337           3,841,503
Trustees' fees and expenses (Note 2) .............                    14,430                 --              24,751
Service fees (Note 2) ............................                        --              1,356                  --
                                                                ------------          ---------         -----------
     Total Expenses ..............................                 2,130,235              5,693           3,866,254
Reimbursement of expenses (Note 2) ...............                    (9,281)               --              (23,633)
                                                                ------------          ---------         -----------
   Net Expenses ..................................                 2,120,954              5,693           3,842,621
                                                                ------------          ---------         -----------
NET INVESTMENT INCOME/(LOSS) .....................                 2,768,905              1,834           8,164,442
                                                                ------------          ---------         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments. ..................................                 8,494,988            (61,922)         12,964,443
   Written options ...............................                        --                 --                  --
   Futures contracts .............................                        --                 --                  --
   Forward foreign currency exchange contracts
     and foreign currency transactions ...........                        --                 --                 431
Net change in unrealized appreciation/
   depreciation of:
   Investments ...................................               (30,677,406)          (298,327)         (9,409,131)
   Written options, futures contracts, forward
     foreign currency exchange contracts and other
     assets and liabilities denominated in
     foreign currencies ..........................                        --                 --                  83
                                                                ------------          ---------         -----------
Net realized and unrealized gain/(loss)
   on investments ................................               (22,182,418)          (360,249)          3,555,826
                                                                ------------          ---------         -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................              $(19,413,513)         $(358,415)        $11,720,268
                                                                ============          =========         ===========




                                                 See Notes to Financial Statements.
                                                                 45

STATEMENTS OF OPERATIONS

                                  THE GCG TRUST

                 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)



                                                          FUNDAMENTAL         GLOBAL                                   HARD
                                                            GROWTH           FRANCHISE            GROWTH              ASSETS
                                                            SERIES            SERIES              SERIES              SERIES
                                                          -----------       -----------      ---------------       -----------
INVESTMENT INCOME:
Dividends ................................................ $   1,974         $  26,797        $   3,479,439        $  785,736
Interest. ................................................     2,395               494              711,314              (523)
Foreign taxes withheld on dividend income ................        --             (2,369)             (5,700)          (81,080)
Other income (Note 1) ....................................        --                --               65,182                --
                                                           ---------         ---------        -------------        ----------
     Total Investment Income .............................     4,369            24,922            4,250,235           704,133
                                                           ---------         ---------        -------------        ----------
EXPENSES:
Unified fees (Note 2) ....................................     3,236            10,286            4,900,284           226,071
Trustees' fees and expenses (Note 2)                             --                 --               34,938             1,240
Service fees (Note 2) ....................................     1,011             2,571                   --                --
                                                           ---------         ---------        -------------        ----------
     Total Expenses ......................................     4,247            12,857            4,935,222           227,311
Reimbursement of expenses (Note 2) .......................        --                --             (159,881)               --
                                                           ---------         ---------        -------------        ----------
   Net Expenses ..........................................     4,247            12,857            4,775,341           227,311
                                                           ---------         ---------        -------------        ----------
NET INVESTMENT INCOME/(LOSS) .............................       122            12,065             (525,106)          476,822
                                                           ---------         ---------        -------------        ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ...........................................    (9,590)            8,597         (183,285,945)        3,170,252
   Forward foreign currency exchange contracts
     and foreign currency transactions ...................      (128)              661              448,519          (279,021)
Net change in unrealized appreciation/depreciation of:
   Investments ...........................................  (231,297)         (164,756)         (55,425,832)        2,149,133
   Forward foreign currency exchange contracts and other
     assets and liabilities denominated
     in foreign currencies ...............................        --               983           (1,876,405)            6,790
                                                           ---------         ---------        -------------        ----------
Net realized and unrealized gain/(loss) on investments ...  (241,015)         (154,515)        (240,139,663)        5,047,154
                                                           ---------         ---------        -------------        ----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................. $(240,893)        $(142,450)       $(240,664,769)       $5,523,976
                                                           =========         =========        =============        ==========

                                                 See Notes to Financial Statements.




                                                                                                 INTERNET
                                                         INTERNATIONAL     INTERNATIONAL        TOLLKEEPER
                                                         ENHANCED EAFE        EQUITY          [SERVICEMARK]         INVESTORS
                                                            SERIES            SERIES              SERIES              SERIES
                                                          -----------       ----------        -------------       ------------
INVESTMENT INCOME:
Dividends ...............................................  $  48,443        $2,299,068          $       964       $    833,475
Interest. ...............................................        129           186,697                1,948             71,348
Foreign taxes withheld on dividend income ...............     (7,625)         (266,122)                  --             (7,292)
Other income (Note 1) ...................................         --               206                   --                 --
                                                           ---------        ----------          -----------       ------------
     Total Investment Income ............................     40,947         2,219,849                2,912            897,531
                                                           ---------        ----------          -----------       ------------
EXPENSES:
Unified fees (Note 2) ...................................      9,483         1,088,266               91,152            526,128
Trustees' fees and expenses (Note 2)                              --             6,233                  332              3,382
Service fees (Note 2) ...................................      2,371                --                   --                 --
                                                           ---------        ----------          -----------       ------------
     Total Expenses .....................................     11,854         1,094,499               91,484            529,510
Reimbursement of expenses (Note 2) ......................         --                --                   --                 --
                                                           ---------        ----------          -----------       ------------
   Net Expenses .........................................     11,854         1,094,499               91,484            529,510
                                                           ---------        ----------          -----------       ------------
NET INVESTMENT INCOME/(LOSS) ............................     29,093         1,125,350              (88,572)           368,021
                                                           ---------        ----------          -----------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ..........................................    (43,062)       (1,319,515)          (1,277,996)          (122,178)
   Forward foreign currency exchange contracts
     and foreign currency transactions ..................      5,105            (3,085)                  --                 --
Net change in unrealized appreciation/depreciation of:
   Investments ..........................................   (127,587)          685,732           (2,961,095)       (14,962,504)
   Forward foreign currency exchange contracts and other
     assets and liabilities denominated
     in foreign currencies ..............................        308            43,210                   --                 --
                                                           ---------        ----------          -----------       ------------
Net realized and unrealized gain/(loss) on investments ..   (165,236)         (593,658)          (4,239,091)       (15,084,682)
                                                           ---------        ----------          -----------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................  $(136,143)       $  531,692          $(4,327,663)      $(14,716,661)
                                                           =========        ==========          ===========       ============


                                                                   J.P. MORGAN           JANUS
                                                                  FLEMING SMALL         GROWTH             LARGE CAP
                                                                    CAP EQUITY        AND INCOME            VALUE
                                                                     SERIES             SERIES              SERIES
                                                                    ---------        ------------        ------------
INVESTMENT INCOME:
Dividends ..................................................        $   5,246        $    535,582        $  1,683,169
Interest. ..................................................              983             272,686              92,377
Foreign taxes withheld on dividend income ..................               --              (2,575)                 --
Other income (Note 1) ......................................               --               1,329               8,542
                                                                    ---------        ------------        ------------
     Total Investment Income ...............................            6,229             807,022           1,784,088
                                                                    ---------        ------------        ------------
EXPENSES:
Unified fees (Note 2) ......................................            8,505             611,153           1,478,025
Trustees' fees and expenses (Note 2)                                       --               3,386               9,725
Service fees (Note 2) ......................................            2,362                  --                  --
                                                                    ---------        ------------        ------------
     Total Expenses ........................................           10,867             614,539           1,487,750
Reimbursement of expenses (Note 2) .........................             (252)            (12,694)            (25,251)
                                                                    ---------        ------------        ------------
   Net Expenses ............................................           10,615             601,845           1,462,499
                                                                    ---------        ------------        ------------
NET INVESTMENT INCOME/(LOSS) ...............................           (4,386)            205,177             321,589
                                                                    ---------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .............................................          (42,059)         (3,484,382)         (5,229,089)
   Forward foreign currency exchange contracts
     and foreign currency transactions .....................               --                (248)                 --
Net change in unrealized appreciation/depreciation of:
   Investments .............................................         (477,270)         (8,260,792)        (50,601,459)
   Forward foreign currency exchange contracts and other
     assets and liabilities denominated
     in foreign currencies .................................               --                 232                  --
                                                                    ---------        ------------        ------------
Net realized and unrealized gain/(loss) on investments .....         (519,329)        (11,745,190)        (55,830,548)
                                                                    ---------        ------------        ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................        $(523,715)       $(11,540,013)       $(55,508,959)
                                                                    =========        ============        ============


                       See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS
                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


                                                          LIMITED
                                                          MATURITY           LIQUID            MANAGED            MID-CAP
                                                            BOND              ASSET            GLOBAL             GROWTH
                                                           SERIES            SERIES            SERIES             SERIES
                                                         -----------      -----------       ------------       -------------
INVESTMENT INCOME:
Dividends                                                         --               --       $  2,047,498       $     722,419
Interest ............................................... $11,152,764      $11,279,401            117,575             393,198
Foreign taxes withheld on dividend
   and interest income .................................          --               --           (130,691)               (641)
Other income (Note 1) ..................................      59,307               --              9,449              33,125
                                                         -----------      -----------       ------------       -------------
     Total Investment Income ...........................  11,212,071       11,279,401          2,043,831           1,148,101
                                                         -----------      -----------       ------------       -------------
EXPENSES:
Unified fees (Note 2) ..................................   1,220,942        2,850,046          1,627,378           4,194,799
Trustees' fees and expenses (Note 2) ...................      15,981           43,400              9,084              35,202
                                                         -----------      -----------       ------------       -------------
     Total Expenses ....................................   1,236,923        2,893,446          1,636,462           4,230,001
Reimbursement of expenses (Note 2) .....................          --               --             (6,139)           (104,938)
                                                         -----------      -----------       ------------       -------------
   Net Expenses ........................................   1,236,923        2,893,446          1,630,323           4,125,063
                                                         -----------      -----------       ------------       -------------
NET INVESTMENT INCOME/(LOSS) ...........................   9,975,148        8,385,955            413,508          (2,976,962)
                                                         -----------      -----------       ------------       -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .........................................     251,236            1,657         (7,492,991)       (322,624,446)
   Foreign currency transactions                                  --               --            (94,863)                  9
Net change in unrealized appreciation/depreciation of:
   Investments .........................................   1,242,390               --        (21,510,804)       (140,959,139)
   Other assets and liabilities denominated in
     foreign currencies ................................          --               --             26,043                  13
                                                         -----------      -----------       ------------       -------------
Net realized and unrealized gain/(loss) on investments .   1,493,626            1,657        (29,072,615)       (463,583,563)
                                                         -----------      -----------       ------------       -------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................... $11,468,774      $ 8,387,612       $(28,659,107)      $(466,560,525)
                                                         ===========      ===========       ============       =============

                                                 See Notes to Financial Statements.


                                                                 48

                                                               REAL                              SPECIAL            STRATEGIC
                                                              ESTATE         RESEARCH          SITUATIONS            EQUITY
                                                              SERIES          SERIES             SERIES              SERIES
                                                           -----------    -------------        -----------        ------------
INVESTMENT INCOME:
Dividends ................................................ $ 4,161,557    $   4,670,015        $    88,681         $   262,610
Interest .................................................      23,816          262,568             24,641             143,658
Foreign taxes withheld on dividend and interest income ...      (5,300)         (33,568)            (1,892)                 --
Other income (Note 1) ....................................          --           10,541                493               5,937
                                                           -----------    -------------        -----------        ------------
     Total Investment Income .............................   4,180,073        4,909,556            111,923             412,205
                                                           -----------    -------------        -----------        ------------
EXPENSES:
Unified fees (Note 2) ....................................     738,864        3,598,259            157,269           1,126,926
Trustees' fees and expenses (Note 2) .....................       4,629           28,360                907               8,629
                                                           -----------    -------------        -----------        ------------
     Total Expenses ......................................     743,493        3,626,619            158,176           1,135,555
Reimbursement of expenses (Note 2) .......................          --         (152,817)            (9,700)            (55,149)
                                                           -----------    -------------        -----------        ------------
   Net Expenses ..........................................     743,493        3,473,802            148,476           1,080,406
                                                           -----------    -------------        -----------        ------------
NET INVESTMENT INCOME/(LOSS) .............................   3,436,580        1,435,754            (36,553)           (668,201)
                                                           -----------    -------------        -----------        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ...........................................   1,112,216      (73,798,581)        (1,570,593)        (18,321,160)
   Foreign currency transactions .........................          --           (1,543)                 8                  --
Net change in unrealized appreciation/depreciation of:
   Investments ...........................................  11,716,726      (51,778,129)        (2,068,329)        (25,306,507)
   Other assets and liabilities denominated in
     foreign currencies ..................................          --           21,347                 --                  --
                                                           -----------    -------------        -----------        ------------
Net realized and unrealized gain/(loss) on investments ...  12,828,942     (125,556,906)        (3,638,914)        (43,627,667)
                                                           -----------    -------------        -----------        ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................. $16,265,522    $(124,121,152)       $(3,675,467)       $(44,295,868)
                                                           ===========    =============        ===========        ============

                                                                                                   VAN KAMPEN
                                                                  TOTAL            VALUE           GROWTH AND
                                                                 RETURN           EQUITY             INCOME
                                                                 SERIES           SERIES             SERIES
                                                              ------------     ------------       ------------
INVESTMENT INCOME:
Dividends .................................................   $  5,840,081     $  1,623,784       $  6,693,758
Interest ..................................................     13,037,649           60,757            317,208
Foreign taxes withheld on dividend and interest income ....        (86,722)         (20,887)            (6,992)
Other income (Note 1) .....................................         57,992            2,416             20,617
                                                              ------------     ------------       ------------
     Total Investment Income ..............................     18,849,000        1,666,070          7,024,591
                                                              ------------     ------------       ------------
EXPENSES:
Unified fees (Note 2) .....................................      4,635,615          989,677          3,664,527
Trustees' fees and expenses (Note 2) ......................         34,238            6,936             26,419
                                                              ------------     ------------       ------------
     Total Expenses .......................................      4,669,853          996,613          3,690,946
Reimbursement of expenses (Note 2) ........................        (47,710)              --            (87,810)
                                                              ------------     ------------       ------------
   Net Expenses ...........................................      4,622,143          996,613          3,603,136
                                                              ------------     ------------       ------------
NET INVESTMENT INCOME/(LOSS) ..............................     14,226,857          669,457          3,421,455
                                                              ------------     ------------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ............................................      6,176,705       (3,967,100)        51,913,898
   Foreign currency transactions ..........................          3,347               --                 --
Net change in unrealized appreciation/depreciation of:
   Investments ............................................    (38,776,758)      (8,576,308)       (87,396,958)
   Other assets and liabilities denominated in
     foreign currencies ...................................          8,868               --                 --
                                                              ------------     ------------       ------------
Net realized and unrealized gain/(loss) on investments ....    (32,587,838)     (12,543,408)       (35,483,060)
                                                              ------------     ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................   $(18,360,981)    $(11,873,951)      $(32,061,605)
                                                              ============     ============       ============


                                                 See Notes to Financial Statements.


                                                                 49

                       STATEMENTS OF CHANGES IN NET ASSETS

                                  THE GCG TRUST

                 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)


                                                                                   ASSET
                                                                                 ALLOCATION        CAPITAL           CAPITAL
                                                                 ALL CAP           GROWTH       APPRECIATION         GROWTH
                                                                 SERIES            SERIES          SERIES            SERIES
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income/(loss) ..............................   $     (34,798)   $     314,841    $     143,148    $  (1,582,606)
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ..................................     (12,136,732)      (1,962,916)     (27,602,164)      (1,218,892)
Net change in unrealized appreciation/depreciation of
   investments, futures contacts, written options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign currencies     (44,237,848)      (3,717,715)     (68,672,298)    (101,461,290)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets
   resulting from operations ..............................     (56,409,378)      (5,365,790)     (96,131,314)    (104,262,788)


CAPITAL SHARE TRANSACTIONS:
Shares sold ...............................................      74,896,064       17,435,211       42,972,908       44,348,691
Shares redeemed ...........................................     (28,018,072)      (5,082,456)     (52,367,385)     (71,678,806)
                                                              -------------    -------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ....................      46,877,992       12,352,755       (9,394,477)     (27,330,115)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets .....................      (9,531,386)       6,986,965     (105,525,791)    (131,592,903)

NET ASSETS:
Beginning of period .......................................     307,029,983       51,723,272      450,704,215      468,566,556
                                                              -------------    -------------    -------------    -------------
End of period .............................................   $ 297,498,597    $  58,710,237    $ 345,178,424    $ 336,973,653
                                                              =============    =============    =============    =============
Undistributed net investment income/(loss) ................   $     (25,308)   $     314,841    $     238,248    $  (1,582,606)
                                                              =============    =============    =============    =============
TRANSACTIONS IN FUND SHARES:
Shares sold ...............................................       6,619,465        2,028,726        3,325,905        4,027,434
Shares redeemed ...........................................      (2,570,250)        (608,141)      (4,202,780)      (6,371,818)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) ...................................       4,049,215        1,420,585         (876,875)      (2,344,384)
                                                              =============    =============    =============    =============


                                                 See Notes to Financial Statements.


                                                                 50


                                                                 CAPITAL
                                                                GUARDIAN            CORE          DEVELOPING      DIVERSIFIED
                                                                SMALL CAP           BOND             WORLD          MID-CAP
                                                                 SERIES            SERIES           SERIES           SERIES
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income/(loss) ..............................   $     (75,913)   $   2,923,889    $     365,821    $      84,312
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ..................................       7,481,891        1,229,760        5,199,674         (199,181)
Net change in unrealized appreciation/depreciation of
   investments, futures contacts, written options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies .............................................     (56,219,588)         144,116       (4,120,957)      (5,108,977)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets
   resulting from operations ..............................     (48,813,610)       4,297,765        1,444,538       (5,223,846)


CAPITAL SHARE TRANSACTIONS:
Shares sold ...............................................     565,613,932      109,603,657      227,183,758       36,103,662
Shares redeemed ...........................................    (542,403,535)     (17,832,375)    (218,481,905)      (2,615,816)
                                                              -------------    -------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ....................      23,210,397       91,771,282        8,701,853       33,487,846
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets .....................     (25,603,213)      96,069,047       10,146,391       28,264,000

NET ASSETS:
Beginning of period .......................................     516,008,701      122,176,439       74,797,273       58,712,343
                                                              -------------    -------------    -------------    -------------
End of period .............................................   $ 490,405,488    $ 218,245,486    $  84,943,664    $  86,976,343
                                                              =============    =============    =============    =============
Undistributed net investment income/(loss) ................   $     294,858    $   2,967,661    $     319,182    $      84,312
                                                              =============    =============    =============    =============
TRANSACTIONS IN FUND SHARES:
Shares sold ...............................................      54,201,013       10,971,835       30,409,203        3,891,915
Shares redeemed ...........................................     (52,101,894)      (1,801,211)     (29,044,202)        (289,808)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) ...................................       2,099,119        9,170,624        1,365,001        3,602,107
                                                              =============    =============    =============    =============





                                                                 EQUITY           EQUITY            FOCUS            FULLY
                                                                 GROWTH           INCOME            VALUE           MANAGED
                                                                 SERIES           SERIES            SERIES           SERIES
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income/(loss) ..............................   $         707    $   2,768,905    $       1,834    $   8,164,442
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ..................................         (40,750)       8,494,988          (61,922)      12,964,874
Net change in unrealized appreciation/depreciation of
   investments, futures contacts, written options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign currencies        (245,029)     (30,677,406)        (298,327)      (9,409,048)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets
   resulting from operations ..............................        (285,072)     (19,413,513)        (358,415)      11,720,268


CAPITAL SHARE TRANSACTIONS:
Shares sold ...............................................       3,390,143      111,364,368        4,411,442      256,432,017
Shares redeemed ...........................................        (105,178)     (55,162,010)         (77,832)     (24,216,703)
                                                              -------------    -------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ....................       3,284,965       56,202,358        4,333,610      232,215,314
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets .....................       2,999,893       36,788,845        3,975,195      243,935,582

NET ASSETS:
Beginning of period .......................................              --      426,726,260               --      688,505,879
                                                              -------------    -------------    -------------    -------------
End of period .............................................   $   2,999,893    $ 463,515,105    $   3,975,195    $ 932,441,461
                                                              =============    =============    =============    =============
Undistributed net investment income/(loss) ................   $         707    $   2,994,489    $       1,834    $   8,495,048
                                                              =============    =============    =============    =============
TRANSACTIONS IN FUND SHARES:
Shares sold ...............................................         343,776        9,568,440          446,728       13,944,191
Shares redeemed ...........................................         (11,213)      (4,799,161)          (7,804)      (1,332,407)
                                                              -------------    -------------    -------------    -------------
Net increase/(decrease) ...................................         332,563        4,769,279          438,924       12,611,784
                                                              =============    =============    =============    =============

                                                 See Notes to Financial Statements.


                                                                 51

    STATEMENTS OF CHANGES IN NET ASSETS

                                                            THE GCG TRUST

                                           FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)



                                                          FUNDAMENTAL           GLOBAL                                 HARD
                                                             GROWTH           FRANCHISE            GROWTH             ASSETS
                                                             SERIES             SERIES             SERIES             SERIES
                                                        ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ........................   $           122    $        12,065    $      (525,106)   $       476,822
Net realized gain/(loss) on investments,
   forward foreign currency exchange contracts
   and foreign currency transactions ................            (9,718)             9,258       (182,837,426)         2,891,231
Net change in unrealized appreciation/depreciation
   of investments, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ................          (231,297)          (163,773)       (57,302,237)         2,155,923
                                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ........................          (240,893)          (142,450)      (240,664,769)         5,523,976

CAPITAL SHARE TRANSACTIONS:
Shares sold .........................................         2,718,825          7,770,113        482,290,369         61,053,429
Shares redeemed .....................................          (121,718)          (191,698)      (560,656,621)       (33,510,655)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............         2,597,107          7,578,415        (78,366,252)        27,542,774
                                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ...............         2,356,214          7,435,965       (319,031,021)        33,066,750

NET ASSETS:
Beginning of period .................................                --                 --      1,101,624,891         33,786,685
                                                        ---------------    ---------------    ---------------    ---------------
End of period .......................................   $     2,356,214    $     7,435,965    $   782,593,870    $    66,853,435
                                                        ===============    ===============    ===============    ===============
Undistributed net investment income/(loss) ..........   $           122    $        12,065    $    (1,335,542)   $       837,550
                                                        ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold .........................................           272,832            778,086         38,680,029          5,533,661
Shares redeemed .....................................           (12,679)           (19,418)       (45,029,298)        (3,060,776)
                                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) .............................           260,153            758,668         (6,349,269)         2,472,885
                                                        ===============    ===============    ===============    ===============




                                                 See Notes to Financial Statements.


                                                                 52


                                                          INTERNATIONAL                           INTERNET
                                                            ENHANCED        INTERNATIONAL        TOLLKEEPER
                                                              EAFE              EQUITY         [SERVICEMARK]        INVESTORS
                                                             SERIES             SERIES             SERIES            SERIES
                                                        ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ........................   $        29,093    $     1,125,350    $       (88,572)   $       368,021
Net realized gain/(loss) on investments,
   forward foreign currency exchange contracts
   and foreign currency transactions ................           (37,957)        (1,322,600)        (1,277,996)          (122,178)
Net change in unrealized appreciation/depreciation
   of investments, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ................          (127,279)           728,942         (2,961,095)       (14,962,504)
                                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ........................          (136,143)           531,692         (4,327,663)       (14,716,661)

CAPITAL SHARE TRANSACTIONS:
Shares sold .........................................        12,194,008        481,983,354          5,455,039         26,355,296
Shares redeemed .....................................        (5,618,365)      (474,182,425)        (1,222,192)        (4,941,414)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............         6,575,643          7,800,929          4,232,847         21,413,882
                                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ...............         6,439,500          8,332,621            (94,816)         6,697,221

NET ASSETS:
Beginning of period .................................                --        171,576,623          9,255,217         95,347,151
                                                        ---------------    ---------------    ---------------    ---------------
End of period .......................................   $     6,439,500    $   179,909,244    $     9,160,401    $   102,044,372
                                                        ===============    ===============    ===============    ===============
Undistributed net investment income/(loss) ..........   $        29,093    $     1,125,350    $       (88,572)   $       386,249
                                                        ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold .........................................         1,230,133         59,330,634            831,233          2,574,046
Shares redeemed .....................................          (566,997)       (58,029,707)          (190,282)          (511,636)
                                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) .............................           663,136          1,300,927            640,951          2,062,410
                                                        ===============    ===============    ===============    ===============




                                                             J.P. MORGAN            JANUS
                                                            FLEMING SMALL          GROWTH           LARGE CAP
                                                              CAP EQUITY         AND INCOME           VALUE
                                                                SERIES             SERIES             SERIES
                                                           ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ........................      $        (4,386)   $       205,177    $       321,589
Net realized gain/(loss) on investments,
   forward foreign currency exchange contracts
   and foreign currency transactions ................              (42,059)        (3,484,630)        (5,229,089)
Net change in unrealized appreciation/depreciation
   of investments, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ................             (477,270)        (8,260,560)       (50,601,459)
                                                           ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ........................             (523,715)       (11,540,013)       (55,508,959)

CAPITAL SHARE TRANSACTIONS:
Shares sold .........................................            7,040,440         45,858,136         69,073,449
Shares redeemed .....................................             (229,822)        (5,274,427)       (13,277,160)
                                                           ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............            6,810,618         40,583,709         55,796,289
                                                           ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ...............            6,286,903         29,043,696            287,330

NET ASSETS:
Beginning of period .................................                   --         93,221,823        282,049,348
                                                           ---------------    ---------------    ---------------
End of period .......................................      $     6,286,903    $   122,265,519    $   282,336,678
                                                           ===============    ===============    ===============
Undistributed net investment income/(loss) ..........      $        (4,386)   $       218,603    $       321,589
                                                           ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold .........................................              713,130          5,251,315          7,053,748
Shares redeemed .....................................              (24,367)          (595,891)        (1,419,340)
                                                           ---------------    ---------------    ---------------
Net increase/(decrease) .............................              688,763          4,655,424          5,634,408
                                                           ===============    ===============    ===============




                                                 See Notes to Financial Statements.


                                                                 53

    STATEMENTS OF CHANGES IN NET ASSETS

                                                            THE GCG TRUST

                                         FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                               LIMITED
                                                              MATURITY            LIQUID            MANAGED            MID-CAP
                                                                BOND              ASSET              GLOBAL             GROWTH
                                                               SERIES             SERIES             SERIES             SERIES
                                                          ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ..........................   $     9,975,148    $     8,385,955    $       413,508    $    (2,976,962)
Net realized gain/(loss) on investments and foreign
   currency transactions ..............................           251,236              1,657         (7,587,854)      (322,624,437)
Net change in unrealized appreciation/depreciation of
   investments and other assets and liabilities
   denominated in foreign currencies ..................         1,242,390                 --        (21,484,761)      (140,959,126)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ..........................        11,468,774          8,387,612        (28,659,107)      (466,560,525)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................                --         (8,385,955)                --                 --


CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................................       113,889,890      3,503,346,484        403,554,318        408,351,774
Shares issued as reinvestment of dividends ............                --          7,040,415                 --                 --
Shares redeemed .......................................      (104,442,292)    (3,505,775,033)      (384,421,805)      (414,207,822)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ................         9,447,598          4,611,866         19,132,513         (5,856,048)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets .................        20,916,372          4,613,523         (9,526,594)      (472,416,573)

NET ASSETS:
Beginning of period ...................................       462,492,299      1,126,626,333        255,250,682      1,133,396,148
                                                          ---------------    ---------------    ---------------    ---------------
End of period .........................................   $   483,408,671    $ 1,131,239,856    $   245,724,088    $   660,979,575
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income/(loss) ............   $    10,087,932    $            --    $         2,087    $    (2,976,962)
                                                          ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................................        10,199,868      3,503,346,484         39,844,590         34,568,974
Shares issued as reinvestment of dividends ............                --          7,040,415                 --                 --
Shares redeemed .......................................        (9,389,816)    (3,505,775,033)       (37,815,656)       (35,603,562)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ...............................           810,052          4,611,866          2,028,934         (1,034,588)
                                                          ===============    ===============    ===============    ===============


                                                 See Notes to Financial Statements.


                                                                 54


                                                               REAL                                SPECIAL            STRATEGIC
                                                              ESTATE            RESEARCH          SITUATIONS           EQUITY
                                                              SERIES             SERIES             SERIES             SERIES
                                                         ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ..........................  $     3,436,580    $     1,435,754    $       (36,553)   $      (668,201)
Net realized gain/(loss) on investments and foreign
   currency transactions ..............................        1,112,216        (73,800,124)        (1,570,585)       (18,321,160)
Net change in unrealized appreciation/depreciation of
   investments and other assets and liabilities
   denominated in foreign currencies ..................       11,716,726        (51,756,782)        (2,068,329)       (25,306,507)
                                                         ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ..........................       16,265,522       (124,121,152)        (3,675,467)       (44,295,868)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................               --                 --                 --                 --


CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................................       88,399,298         45,960,477          9,320,513        198,497,546
Shares issued as reinvestment of dividends ............               --                 --                 --                 --
Shares redeemed .......................................      (28,294,580)       (93,833,189)        (4,643,042)      (220,488,408)
                                                         ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ................       60,104,718        (47,872,712)         4,677,471        (21,990,862)
                                                         ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets .................       76,370,240       (171,993,864)         1,002,004        (66,286,730)

NET ASSETS:
Beginning of period ...................................      130,643,478        871,058,516         26,150,557        269,805,292
                                                         ---------------    ---------------    ---------------    ---------------
End of period .........................................  $   207,013,718    $   699,064,652    $    27,152,561    $   203,518,562
                                                         ===============    ===============    ===============    ===============
Undistributed net investment income/(loss) ............  $     3,996,986    $     1,713,149    $       (37,087)   $      (668,201)
                                                         ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................................        5,251,556          2,928,946          1,093,508         16,217,988
Shares issued as reinvestment of dividends ............               --                 --                 --                 --
Shares redeemed .......................................       (1,715,246)        (6,178,359)          (558,633)       (18,020,157)
                                                         ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ...............................        3,536,310         (3,249,413)           534,875         (1,802,169)
                                                         ===============    ===============    ===============    ===============



                                                                                                  VAN KAMPEN
                                                               TOTAL             VALUE            GROWTH AND
                                                              RETURN             EQUITY             INCOME
                                                              SERIES             SERIES             SERIES
                                                         ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ..........................  $    14,226,857    $       669,457    $     3,421,455
Net realized gain/(loss) on investments and foreign
   currency transactions ..............................        6,180,052         (3,967,100)        51,913,898
Net change in unrealized appreciation/depreciation of
   investments and other assets and liabilities
   denominated in foreign currencies ..................      (38,767,890)        (8,576,308)       (87,396,958)
                                                         ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ..........................      (18,360,981)       (11,873,951)       (32,061,605)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................               --                 --                 --


CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................................      155,265,238         55,073,707         34,594,158
Shares issued as reinvestment of dividends ............               --                 --                 --
Shares redeemed .......................................      (76,630,317)       (44,628,844)       (70,499,339)
                                                         ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ................       78,634,921         10,444,863        (35,905,181)
                                                         ---------------    ---------------    ---------------
Net increase/(decrease) in net assets .................       60,273,940         (1,429,088)       (67,966,786)

NET ASSETS:
Beginning of period ...................................    1,002,723,815        204,674,958        793,600,977
                                                         ---------------    ---------------    ---------------
End of period .........................................  $ 1,062,997,755    $   203,245,870    $   725,634,191
                                                         ===============    ===============    ===============
Undistributed net investment income/(loss) ............  $    14,582,438    $       712,021    $     3,664,856
                                                         ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................................        9,602,439          3,486,609          1,665,269
Shares issued as reinvestment of dividends ............               --
Shares redeemed .......................................       (4,747,833)        (2,875,298)        (3,461,969)
                                                         ---------------    ---------------    ---------------
Net increase/(decrease) ...............................        4,854,606            611,311         (1,796,700)
                                                         ===============    ===============    ===============


                                                 See Notes to Financial Statements.


                                                                 55

    STATEMENTS OF CHANGES IN NET ASSETS

                                                            THE GCG TRUST

                                                FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                ASSET                                                  CAPITAL
                                                              ALLOCATION          CAPITAL            CAPITAL           GUARDIAN
                                              ALL CAP           GROWTH         APPRECIATION          GROWTH            SMALL CAP
                                              SERIES            SERIES            SERIES             SERIES             SERIES
                                         ---------------   ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ........... $     2,376,561   $       394,499    $       421,014    $    (2,619,697)   $       755,938
Net realized gain/(loss) on investments,
   futures contracts, written options,
   interest rate swaps, forward foreign
   currency exchange contracts and
   foreign currency transactions .......      (4,452,620)       (1,007,823)       (43,137,072)      (157,616,212)      (105,688,659)
Net change in unrealized appreciation/
   depreciation of investments,  futures
   contacts, written options, interest
   rate swaps, forward foreign currency
   exchange contracts and other assets
   and liabilities denominated in
   foreign currencies ..................       2,656,878            50,696        (24,867,267)        78,115,392         97,481,902
                                         ---------------   ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ...........         580,819          (562,628)       (67,583,325)       (82,120,517)        (7,450,819)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................      (2,381,346)         (437,075)          (329,494)                --           (598,115)
Net realized gains .....................      (1,094,829)               --                 --                 --                 --

CAPITAL SHARE TRANSACTIONS:
Shares sold ............................     218,744,257        46,289,755        146,486,574        157,405,233        483,650,807
Shares issued as reinvestment of
   dividends ...........................       3,476,175           437,075            329,494                 --            598,115
Shares issued in connection with merger
   (Note 6) ............................              --                --                 --                 --                 --
Shares redeemed ........................     (24,181,785)       (2,500,486)      (119,753,817)      (169,266,805)      (421,297,109)
                                         ---------------   ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS ........................     198,038,647        44,226,344         27,062,251        (11,861,572)        62,951,813
                                         ---------------   ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ..     195,143,291        43,226,641        (40,850,568)       (93,982,089)        54,902,879

NET ASSETS:
Beginning of year ......................     111,886,692         8,496,631        491,554,783        562,548,645        461,105,822
                                         ---------------   ---------------    ---------------    ---------------    ---------------
End of year ............................ $   307,029,983   $    51,723,272    $   450,704,215    $   468,566,556    $   516,008,701
                                         ===============   ===============    ===============    ===============    ===============
Undistributed net investment income/
   (distributions in excess) ........... $         9,490   $            --    $        95,100    $            --    $       370,771
                                         ===============   ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ............................      18,693,118         5,269,867          9,654,713         11,508,897         47,346,991
Shares issued as reinvestment of
   dividends ...........................         310,373            50,470             23,552                 --             58,696
Shares issued in merger (Note 6) .......              --                --                 --                 --                 --
Shares redeemed ........................      (2,158,331)         (286,465)        (8,036,130)       (12,802,860)       (41,453,421)
                                         ---------------   ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ................      16,845,160         5,033,872          1,642,135         (1,293,963)         5,952,266
                                         ===============   ===============    ===============    ===============    ===============




                                                 See Notes to Financial Statements.


                                                                 56


                                                CORE           DEVELOPING       DIVERSIFIED           EQUITY             FULLY
                                                BOND             WORLD            MID-CAP             INCOME            MANAGED
                                               SERIES            SERIES            SERIES             SERIES            SERIES
                                          ---------------   ---------------   ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ...........  $     2,258,237   $       976,663   $       143,076    $     4,981,312    $    13,637,768
Net realized gain/(loss) on investments,
   futures contracts, written options,
   interest rate swaps, forward foreign
   currency exchange contracts and
   foreign currency transactions .......          642,057       (24,635,369)       (1,745,527)         4,261,389         12,129,055
Net change in unrealized appreciation/
   depreciation of investments,  futures
   contacts, written options, interest
   rate swaps, forward foreign currency
   exchange contracts and other assets
   and liabilities denominated in
   foreign currencies ..................         (597,302)       19,761,579         1,562,171         (4,580,175)        16,275,607
                                          ---------------   ---------------   ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ...........        2,302,992        (3,897,127)          (40,280)         4,662,526         42,042,430

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................               --          (892,233)         (141,796)        (4,845,979)       (13,864,888)
Net realized gains .....................         (551,816)         (123,269)               --         (9,699,207)       (14,459,160)

CAPITAL SHARE TRANSACTIONS:
Shares sold ............................       97,033,044       496,738,533        51,747,872        211,306,788        380,393,512
Shares issued as reinvestment of
   dividends ...........................          551,816         1,015,502           141,796         14,545,186         28,324,048
Shares issued in connection with merger
   (Note 6) ............................               --        20,587,483                --                 --                 --
Shares redeemed ........................      (24,285,704)     (499,172,676)       (6,828,893)       (87,334,613)      (107,478,303)
                                          ---------------   ---------------   ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS ........................       73,299,156        19,168,842        45,060,775        138,517,361        301,239,257
                                          ---------------   ---------------   ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ..       75,050,332        14,256,213        44,878,699        128,634,701        314,957,639

NET ASSETS:
Beginning of year ......................       47,126,107        60,541,060        13,833,644        298,091,559        373,548,240
                                          ---------------   ---------------   ---------------    ---------------    ---------------
End of year ............................  $   122,176,439   $    74,797,273   $    58,712,343    $   426,726,260    $   688,505,879
                                          ===============   ===============   ===============    ===============    ===============
Undistributed net investment income/
   (distributions in excess) ...........  $        43,772   $       (46,639)  $            --    $       225,584    $       330,606
                                          ===============   ===============   ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ............................       10,026,806        69,840,400         5,734,971         18,099,777         21,428,260
Shares issued as reinvestment of
   dividends ...........................           56,654           146,961            15,755          1,289,467          1,631,570
Shares issued in merger (Note 6) .......               --         2,799,022                --                 --                 --
Shares redeemed ........................       (2,504,875)      (70,226,542)         (775,499)        (7,555,698)        (6,199,734)
                                          ---------------   ---------------   ---------------    ---------------    ---------------
Net increase/(decrease) ................        7,578,585         2,559,841         4,975,227         11,833,546         16,860,096
                                          ===============   ===============   ===============    ===============    ===============



                                                                                                      INTERNET
                                                                  HARD          INTERNATIONAL        TOLLKEEPER
                                              GROWTH             ASSETS            EQUITY           [SERVICEMARK]
                                              SERIES             SERIES            SERIES              SERIES
                                         ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) ........... $       123,450    $       649,881    $       (10,083)   $       (70,765)
Net realized gain/(loss) on investments,
   futures contracts, written options,
   interest rate swaps, forward foreign
   currency exchange contracts and
   foreign currency transactions .......    (480,388,450)        (2,657,500)           361,823           (701,676)
Net change in unrealized appreciation/
   depreciation of investments,  futures
   contacts, written options, interest
   rate swaps, forward foreign currency
   exchange contracts and other assets
   and liabilities denominated in
   foreign currencies ..................     (24,035,326)        (3,111,358)         1,922,971           (542,226)
                                         ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ...........    (504,300,326)        (5,118,977)         2,274,711         (1,314,667)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................              --                 --                 --                 --
Net realized gains .....................              --                 --                 --                 --

CAPITAL SHARE TRANSACTIONS:
Shares sold ............................     881,386,771         15,996,871        199,728,587         10,966,148
Shares issued as reinvestment of
   dividends ...........................              --                 --                 --                 --
Shares issued in connection with merger
   (Note 6) ............................              --                 --                 --                 --
Shares redeemed ........................    (914,336,692)       (19,200,313)       (30,426,675)          (396,264)
                                         ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS ........................     (32,949,921)        (3,203,442)       169,301,912         10,569,884
                                         ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ..    (537,250,247)        (8,322,419)       171,576,623          9,255,217

NET ASSETS:
Beginning of year ......................   1,638,875,138         42,109,104                 --                 --
                                         ---------------    ---------------    ---------------    ---------------
End of year ............................ $ 1,101,624,891    $    33,786,685    $   171,576,623    $     9,255,217
                                         ===============    ===============    ===============    ===============
Undistributed net investment income/
   (distributions in excess) ........... $      (810,436)   $       360,728    $            --    $            --
                                         ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ............................      55,882,367          1,585,578         24,400,290          1,257,640
Shares issued as reinvestment of
   dividends ...........................              --                 --                 --                 --
Shares issued in merger (Note 6) .......              --                 --                 --                 --
Shares redeemed ........................     (58,894,282)        (1,915,296)        (3,712,356)           (54,186)
                                         ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ................      (3,011,915)          (329,718)        20,687,934          1,203,454
                                         ===============    ===============    ===============    ===============


                                                 See Notes to Financial Statements.


                                                                 57


    STATEMENTS OF CHANGES IN NET ASSETS

                                                            THE GCG TRUST

                                                FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                 JANUS                                LIMITED
                                                                GROWTH           LARGE CAP           MATURITY            LIQUID
                                            INVESTORS         AND INCOME           VALUE               BOND              ASSET
                                             SERIES             SERIES            SERIES              SERIES             SERIES
                                        ---------------    ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) .......... $       475,734    $       482,841    $       312,112    $    16,917,592    $    34,031,463
Net realized gain/(loss) on
   investments, written options
   and foreign currency transactions ..      (1,253,189)        (5,016,285)        (4,048,198)         4,963,518             27,416
Net change in unrealized appreciation/
   depreciation of investments,
   written options and other assets and
   liabilities denominated in foreign
   currencies .........................      (2,042,773)           886,867          1,925,058          4,063,398                 --
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ..........      (2,820,228)        (3,646,577)        (1,811,028)        25,944,508         34,058,879

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................        (469,132)          (513,018)          (428,474)       (17,637,987)       (34,031,463)
Net realized gains ....................        (291,334)                --            (11,402)                --                 --

CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................      80,511,836         85,463,380        196,239,802        378,964,215      5,868,837,683
Shares issued as reinvestment of
   dividends ..........................         760,466            513,018            439,876         17,637,987         34,031,463
Shares redeemed .......................      (9,784,784)        (3,825,931)       (25,585,101)      (193,476,645)    (5,495,161,264)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS .......................      71,487,518         82,150,467        171,094,577        203,125,557        407,707,882
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in
   net assets .........................      67,906,824         77,990,872        168,843,673        211,432,078        407,735,298

NET ASSETS:
Beginning of year .....................      27,440,327         15,230,951        113,205,675        251,060,221        718,891,035
                                        ---------------    ---------------    ---------------    ---------------    ---------------
End of year ........................... $    95,347,151    $    93,221,823    $   282,049,348    $   462,492,299    $ 1,126,626,333
                                        ===============    ===============    ===============    ===============    ===============
Undistributed net investment income/
   (distributions in excess) .......... $        18,228    $        13,426    $            --    $       112,784    $            --
                                        ===============    ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................       7,429,738          9,230,455         19,424,621         34,064,926      5,868,837,683
Shares issued as reinvestment of
   dividends ..........................          73,832             57,838             44,164          1,606,374         34,031,463
Shares redeemed .......................        (905,580)          (425,584)        (2,468,997)       (17,560,997)    (5,495,161,264)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ...............       6,597,990          8,862,709         16,999,788         18,110,303        407,707,882
                                        ===============    ===============    ===============    ===============    ===============
                                                 See Notes to Financial Statements.


                                             MANAGED            MID-CAP             REAL                                 SPECIAL
                                             GLOBAL             GROWTH             ESTATE            RESEARCH          SITUATIONS
                                             SERIES             SERIES             SERIES             SERIES             SERIES
                                        ---------------    ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) .......... $       (13,363)   $    (8,000,270)   $     5,691,521    $     1,422,754    $        45,700
Net realized gain/(loss) on
   investments, written options
   and foreign currency transactions ..     (13,192,993)      (299,819,086)         6,063,535       (193,641,495)        (2,722,661)
Net change in unrealized appreciation/
   depreciation of investments,
   written options and other assets and
   liabilities denominated in foreign
   currencies .........................     (13,191,543)       (53,574,084)        (4,517,953)       (56,086,377)         1,493,169
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ..........     (26,397,899)      (361,393,440)         7,237,103       (248,305,118)        (1,183,792)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................        (322,970)                --         (4,609,960)        (1,115,178)           (64,944)
Net realized gains ....................              --         (6,116,429)        (1,646,938)       (22,520,890)                --

CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................     995,796,073        822,537,098         69,407,474        195,328,726         21,287,034
Shares issued as reinvestment of
   dividends ..........................         322,970          6,116,429          6,256,898         23,636,068             64,944
Shares redeemed .......................    (947,110,196)      (789,492,921)       (49,800,841)      (223,160,698)        (2,078,147)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS .......................      49,008,847         39,160,606         25,863,531         (4,195,904)        19,273,831
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in
   net assets .........................      22,287,978       (328,349,263)        26,843,736       (276,137,090)        18,025,095

NET ASSETS:
Beginning of year .....................     232,962,704      1,461,745,411        103,799,742      1,147,195,606          8,125,462
                                        ---------------    ---------------    ---------------    ---------------    ---------------
End of year ........................... $   255,250,682    $ 1,133,396,148    $   130,643,478    $   871,058,516    $    26,150,557
                                        ===============    ===============    ===============    ===============    ===============
Undistributed net investment income/
   (distributions in excess) .......... $      (411,421)   $            --    $       560,406    $       277,395    $          (534)
                                        ===============    ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................      91,817,030         51,117,547          4,375,136         10,798,662          2,435,159
Shares issued as reinvestment of
   dividends ..........................          31,633            448,419            406,292          1,500,703              7,825
Shares redeemed .......................     (87,020,436)       (49,941,530)        (3,254,194)       (12,607,589)          (257,494)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ...............       4,828,227          1,624,436          1,527,234           (308,224)         2,185,490
                                        ===============    ===============    ===============    ===============    ===============



                                            STRATEGIC            TOTAL             VALUE            VAN KAMPEN
                                             EQUITY             RETURN             EQUITY           GROWTH AND
                                             SERIES             SERIES             SERIES             INCOME
                                        ---------------    ---------------    ---------------    ---------------
OPERATIONS:
Net investment income/(loss) .......... $    (1,576,246)   $    25,985,245    $     1,487,934    $     2,688,610
Net realized gain/(loss) on
   investments, written options
   and foreign currency transactions ..    (103,736,537)        24,239,804           (439,050)       (62,944,284)
Net change in unrealized appreciation/
   depreciation of investments,
   written options and other assets and
   liabilities denominated in foreign
   currencies .........................      26,442,241        (45,412,137)       (13,663,112)       (55,286,607)
                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
   resulting from operations ..........     (78,870,542)         4,812,912        (12,614,228)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................              --        (27,027,121)        (1,445,370)        (2,445,209)
Net realized gains ....................        (402,853)       (36,546,413)        (2,675,016)        (9,162,932)

CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................     205,535,707        263,303,312        109,486,609         53,223,667
Shares issued as reinvestment of
   dividends ..........................         402,853         63,573,534          4,120,386         11,608,141
Shares redeemed .......................    (231,474,088)       (97,919,451)       (78,542,643)       (85,104,091)
                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS .......................     (25,535,528)       228,957,395         35,064,352        (20,272,283)
                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in
   net assets .........................    (104,808,923)       170,196,773         18,329,738       (147,422,705)

NET ASSETS:
Beginning of year .....................     374,614,215        832,527,042        186,345,220        941,023,682
                                        ---------------    ---------------    ---------------    ---------------
End of year ........................... $   269,805,292    $ 1,002,723,815    $   204,674,958    $   793,600,977
                                        ===============    ===============    ===============    ===============
Undistributed net investment income/
   (distributions in excess) .......... $            --    $       355,581    $        42,564    $       243,401
                                        ===============    ===============    ===============    ===============
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................      14,937,803         15,618,931          6,720,612          2,510,103
Shares issued as reinvestment of
   dividends ..........................          31,746          4,031,296            270,012            571,548
Shares redeemed .......................     (16,870,660)        (5,854,787)        (5,047,944)        (4,178,582)
                                        ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) ...............      (1,901,111)        13,795,440          1,942,680         (1,096,931)
                                        ===============    ===============    ===============    ===============


                                                 See Notes to Financial Statements.


    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                           ALL CAP SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                 SIX MONTHS
                                                                    ENDED                YEAR              PERIOD
                                                                   6/30/02              ENDED              ENDED
                                                                 (UNAUDITED)           12/31/01           12/31/00*
                                                               --------------       --------------     --------------
Net asset value, beginning of period .......................   $        11.53       $        11.45     $        10.00
                                                               --------------       --------------     --------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...............................            (0.00)(1)             0.09               0.05
Net realized and unrealized gain/(loss) on investments .....            (1.83)                0.12               1.68
                                                               --------------       --------------     --------------
Total from investment operations ...........................            (1.83)                0.21               1.73
                                                               --------------       --------------     --------------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................               --                (0.09)             (0.04)
Distributions from capital gains ...........................               --                (0.04)             (0.24)
                                                               --------------       --------------     --------------
Total distributions ........................................               --                (0.13)             (0.28)
                                                               --------------       --------------     --------------
Net asset value, end of period .............................   $         9.70       $        11.53     $        11.45
                                                               ==============       ==============     ==============
Total return ...............................................           (15.87)%(++)           1.91%             17.45%(++)
                                                               ==============       ==============     ==============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................   $      297,499       $      307,030     $      111,887
Ratio of operating expenses to average net assets:
   Before expense reimbursement ............................             1.01%(+)             1.01%              1.00%+
   After expense reimbursement .............................             1.00%(+)               --                 --
Ratio of net investment income/(loss) to average net assets:
   Before expense reimbursement ............................            (0.03)%(+)            1.15%              1.10%+
   After expense reimbursement .............................            (0.02)%(+)              --                 --
Portfolio turnover rate ....................................              117%                  75%                82%




                                                   ASSET ALLOCATION GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                  SIX MONTHS
                                                                    ENDED              YEAR             PERIOD
                                                                   6/30/02            ENDED             ENDED
                                                                 (UNAUDITED)         12/31/01         12/31/00**#
                                                                -------------     -------------     ------------
Net asset value, beginning of period ...............            $        8.71     $        9.40     $      10.00
                                                                -------------     -------------     ------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................                     0.04              0.03             0.09
Net realized and unrealized loss on investments ....                    (0.77)            (0.64)           (0.68)
                                                                -------------     -------------     ------------
Total from investment operations ...................                    (0.73)            (0.61)           (0.59)
                                                                -------------     -------------     ------------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............                       --             (0.08)           (0.01)
                                                                -------------     -------------     ------------
Net asset value, end of period .....................            $        7.98     $        8.71     $       9.40
                                                                =============     =============     ============
Total return .......................................                    (8.38)%++         (6.52)%          (5.90)%++
                                                                =============     =============     ============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............            $      58,710     $      51,723     $      8,497
Ratio of operating expenses to average net assets ..                     1.01%+            1.01%            1.00%+
Ratio of net investment income to average net assets                     1.06%+            1.50%            3.80%+
Portfolio turnover rate ............................                       43%               50%              10%

------------------------------------------------------------------------------------------------------------------------------------

  * The All Cap Series commenced operations on February 1, 2000.
 ** The Asset Allocation Growth Series commenced operations on October 2, 2000.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
  1 Amount is less than 0.01.





                       See Notes to Financial Statements.

     FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                    CAPITAL APPRECIATION SERIES*
------------------------------------------------------------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED         YEAR        YEAR         YEAR        YEAR        YEAR
                                                     6/30/02        ENDED       ENDED       ENDED       ENDED       ENDED
                                                   (UNAUDITED)    12/31/01    12/31/00     12/31/99    12/31/98    12/31/97
Net asset value, beginning of period ..........    $    14.20    $   16.33   $    20.02   $   18.09   $   17.65   $   15.06
                                                   ----------    ---------   ----------   ---------   ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................          0.00(1)      0.01         0.00(1)    (0.01)       0.15        0.16
Net realized and unrealized gain/
   (loss) on investments ......................         (3.01)       (2.13)       (3.08)       4.38        2.07        4.19
                                                   ----------    ---------   ----------   ---------   ---------   ---------
Total from investment operations ..............         (3.01)       (2.12)       (3.08)       4.37        2.22        4.35
                                                   ----------    ---------   ----------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........            --        (0.01)          --       (0.03)      (0.15)      (0.16)
Distributions from capital gains ..............            --           --        (0.61)      (2.41)      (1.63)      (1.60)
                                                   ----------    ---------   ----------   ---------   ---------   ---------
Total distributions ...........................            --        (0.01)       (0.61)      (2.44)      (1.78)      (1.76)
                                                   ----------    ---------   ----------   ---------   ---------   ---------
Net asset value, end of period ................    $    11.19    $   14.20   $    16.33   $   20.02   $   18.09   $   17.65
                                                   ==========    ==========  ==========   =========   =========   =========
Total return ..................................        (21.20)%++   (12.98)%    (15.22)%      24.64%      12.68%      28.95%
                                                   ==========    ==========  ==========   =========   =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $345,178     $450,704     $491,555    $411,898    $263,313    $193,986
Ratio of operating expenses to average
   net assets:
   Before expense reimbursement                          0.94%+       0.95%        0.95%       0.96%       0.98%       0.99%
   After expense reimbursement                           0.92%+         --           --          --          --          --
Ratio of net investment income/(loss)
   to average net assets:
   Before expense reimbursement                          0.09%+       0.09%        0.00%(1)   (0.05)%      0.95%       0.95%
   After expense reimbursement                           0.11%+         --           --          --          --          --
Portfolio turnover rate                                    30%          40%          62%        126%         64%         51%




                                                      CAPITAL GROWTH SERIES***
------------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                   ENDED        YEAR         YEAR         YEAR        PERIOD
                                                                  6/30/02       ENDED        ENDED        ENDED        ENDED
                                                                (UNAUDITED)   12/31/01     12/31/00     12/31/99    12/31/98**#
                                                                 ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period .................           $   12.75    $   14.78    $   18.52    $   15.62    $   14.24
                                                                 ---------    ---------    ---------    ---------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .........................               (0.05)       (0.07)       (0.07)          --         0.09
Net realized and unrealized gain/(loss) on investments               (2.91)       (1.96)       (3.14)        3.96         1.36
                                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .....................               (2.96)       (2.03)       (3.21)        3.96         1.45
                                                                 ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .................                  --           --           --        (0.02)       (0.07)
Distributions in excess of net investment income .....                  --           --           --        (0.01)          --
Distributions from capital gains .....................                  --           --        (0.53)       (1.03)          --
Return of capital ....................................                  --           --        (0.00)(1)       --           --
                                                                 ---------    ---------    ---------    ---------    ---------
Total distributions ..................................                  --           --        (0.53)       (1.06)       (0.07)
                                                                 ---------    ---------    ---------    ---------    ---------
Net asset value, end of period .......................           $    9.79    $   12.75    $   14.78    $   18.52    $   15.62
                                                                 =========    =========    =========    =========    =========
Total return .........................................              (23.22)%++   (13.73)%     (17.12)%      25.56%       10.19%++
                                                                 =========    =========    =========    =========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $ 336,974    $ 468,567    $ 562,549    $ 567,628    $ 298,839
Ratio of operating expenses to average net assets:
   Before expense reimbursement ......................                1.03%+       1.01%        0.99%        1.05%        1.08%+
   After expense reimbursement .......................                1.01%+         --           --           --           --
Ratio of net investment income/(loss) to
   average net assets:
   Before expense reimbursement ......................               (0.81)%+     (0.53)%      (0.45)%       0.00%(1)     1.86%+
   After expense reimbursement .......................               (0.79)%+        --           --           --           --
Portfolio turnover rate ..............................                  85%         211%          59%         185%          92%

------------------------------------------------------------------------------------------------------------------------------------

  * Since April 1, 1999, A I M Capital Management Group, Inc. has served as the Portfolio Manager for the Capital Appreciation
    Series. Prior to that date, a different firm served as Portfolio Manager.
 ** The Capital Growth Series commenced operations on August 14, 1998.
*** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Series. Prior to
    that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth &
    Income Series.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                                                 See Notes to Financial Statements.


                                                                 61

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                 CAPITAL GUARDIAN SMALL CAP SERIES*
------------------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS
                                                   ENDED         YEAR          YEAR           YEAR           YEAR           YEAR
                                                  6/30/02        ENDED         ENDED          ENDED          ENDED          ENDED
                                                (UNAUDITED)    12/31/01      12/31/00       12/31/99       12/31/98       12/31/97
                                                 --------      --------      --------       --------      ---------      ---------
Net asset value, beginning of period ..........  $  10.53      $  10.71      $  23.44       $  16.03      $   13.25      $   12.01
                                                 --------      --------      --------       --------      ---------      ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................     (0.00)(1)      0.01          0.04          (0.07)         (0.03)         (0.03)
Net realized and unrealized gain/(loss)
   on investments .............................     (0.94)        (0.18)        (5.05)          8.17           2.81           1.27
                                                 --------      --------      --------       --------      ---------      ---------
Total from investment operations ..............     (0.94)        (0.17)        (5.01)          8.10           2.78           1.24
                                                 --------      --------      --------       --------      ---------      ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........        --         (0.01)        (0.03)            --             --             --
Distributions from capital gains ..............        --            --         (7.69)         (0.69)            --             --
                                                 --------      --------      --------       --------      ---------      ---------
Total distributions ...........................        --         (0.01)        (7.72)         (0.69)            --             --
                                                 --------      --------      --------       --------      ---------      ---------
Net asset value, end of period ................  $   9.59      $  10.53      $  10.71       $  23.44      $   16.03      $   13.25
                                                 ========      ========      ========       ========      =========      =========
Total return ..................................     (8.93)%+      (1.56)%      (18.17)%        50.61%         20.98%         10.32%
                                                 ========      ========      ========       ========      =========      =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........  $490,405      $516,009      $461,106       $367,637      $ 147,696      $  66,396
Ratio of operating expenses to average
   net assets:
   Before expense reimbursement ...............      0.94%+++      0.95%         0.95%          0.96%          0.99%          0.99%
   After expense reimbursement ................      0.93%+++        --            --             --             --             --
Ratio of net investment income/(loss)
   to average net assets:
   Before expense reimbursement ...............     (0.04)%%%+     0.16%         0.21%         (0.49)%        (0.32)%        (0.34)%
   After expense reimbursement ................     (0.03)%%%+       --            --             --             --             --
Portfolio turnover rate .......................        17%           42%          116%           132%           133%           130%




                                                         CORE BOND SERIES***
------------------------------------------------------------------------------------------------------------------------------------

                                                                  SIX MONTHS
                                                                     ENDED         YEAR          YEAR          YEAR       PERIOD
                                                                    6/30/02        ENDED         ENDED         ENDED       ENDED
                                                                  (UNAUDITED)    12/31/01      12/31/00      12/31/99   12/31/98**#
                                                                   --------      --------       -------       -------     -------
Net asset value, beginning of period ........................      $   9.79      $   9.60       $ 10.06       $ 11.17     $ 10.47
                                                                   --------      --------       -------       -------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................          0.13          0.26          0.12          0.34        0.09
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................          0.16         (0.02)        (0.03)        (1.30)       0.74
                                                                   --------      --------       -------       -------     -------
Total from investment operations ............................          0.29          0.24          0.09         (0.96)       0.83
                                                                   --------      --------       -------       -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................            --            --         (0.32)        (0.14)      (0.09)
Dividends in excess of net investment income ................            --            --            --            --       (0.04)
Distributions from capital gains ............................            --         (0.05)        0.001            --          --
Distributions in excess of capital gains ....................            --            --            --         (0.01)         --
Return of capital ...........................................            --            --         (0.23)           --          --
                                                                   --------      --------       -------       -------     -------
Total distributions .........................................            --         (0.05)        (0.55)        (0.15)      (0.13)
                                                                   --------      --------       -------       -------     -------
Net asset value, end of period ..............................      $  10.08        $ 9.79        $ 9.60       $ 10.06     $ 11.17
                                                                   ========      ========       =======       =======     =======
Total return ................................................          2.96%++       2.46%         0.94%        (8.62)%      7.99%++
                                                                   ========      ========       =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................      $218,245      $122,176       $47,126       $30,371     $21,932
Ratio of operating expenses to average net assets ...........          0.97%+        1.13%         1.60%         1.60%       1.74%+
Ratio of net investment income to average net assets ........          3.75%+        3.30%         3.62%         3.17%       2.37%+
Portfolio turnover rate .....................................           386%          745%          156%           87%         25%

------------------------------------------------------------------------------------------------------------------------------------

 *  Since  February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Capital Guardian Small
    Cap Series. Prior to that date, a different firm served as Portfolio Manager. Prior to May 1, 2002, the Capital Guardian Small
    Cap Series was named the Small Cap Series.
 ** The Core Bond Series commenced operations on August 14, 1998.
*** Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the Core Bond Series. Prior
    to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed
    Income Series to the Core Bond Series and a change of investment strategy.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                      DEVELOPING WORLD SERIES**
------------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                  ENDED         YEAR          YEAR         YEAR         PERIOD
                                                                 6/30/02        ENDED         ENDED        ENDED         ENDED
                                                               (UNAUDITED)    12/31/01      12/31/00     12/31/99     12/31/98*#
                                                                 -------      --------       -------       -------     -------
Net asset value, beginning of period ........................    $  7.10      $   7.59       $ 11.56       $ 7.37       $10.00
                                                                 -------      --------       -------       -------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................................       0.03          0.09         (0.05)        0.08         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................       0.01         (0.49)        (3.86)        4.44        (2.67)
                                                                 -------      --------       -------       -------     -------
Total from investment operations ............................       0.04         (0.40)        (3.91)        4.52        (2.63)
                                                                 -------      --------       -------       -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................         --         (0.08)           --         (0.10)         --
Dividends in excess of net investment income ................         --            --            --         (0.03)         --
Distributions from capital gains ............................         --         (0.01)        (0.06)       (0.20)          --
                                                                 -------      --------       -------       -------     -------
Total distributions .........................................         --         (0.09)        (0.06)       (0.33)          --
                                                                 -------      --------       -------       -------     -------
Net asset value, end of period ..............................    $  7.14      $   7.10       $  7.59       $ 11.56     $  7.37
                                                                 =======      ========       =======       =======     =======
Total return ................................................       0.56%++     (5.25)%       (33.79)%      61.66%      (26.27)%++
                                                                 =======      ========       =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................    $84,944      $ 74,797       $60,541       $62,616      $8,797
Ratio of operating expenses to average net assets ...........       1.76%+       1.76%          1.75%        1.75%        1.83%+
Ratio of net investment income/(loss) to average net assets .       0.86%+       1.27%         (0.39)%       0.85%        0.69%+
Portfolio turnover rate .....................................        108%         180%           130%         135%          67%




                                                     DIVERSIFIED MID-CAP SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                      ENDED          YEAR         PERIOD
                                                                     6/30/02        ENDED         ENDED
                                                                   (UNAUDITED)     12/31/01    12/31/00***#
                                                                     -------       -------       -------
Net asset value, beginning of period ........................        $  9.21       $  9.89       $ 10.00
                                                                     -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................           0.01          0.02          0.04
Net realized and unrealized loss on investments .............          (0.50)        (0.68)        (0.13)
                                                                     -------       -------       -------
Total from investment operations ............................          (0.49)        (0.66)        (0.09)
                                                                     -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................             --         (0.02)        (0.02)
                                                                     -------       -------       -------
Net asset value, end of period ..............................         $ 8.72        $ 9.21       $  9.89
                                                                     =======       =======       =======
Total return                                                           (5.32)%++     (6.64)%       (0.87)%++
                                                                     =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................        $86,976       $58,712       $13,834
Ratio of operating expenses to average net assets ...........           1.01%+        1.01%         1.00%+
Ratio of net investment income to average net assets ........           0.23%+        0.47%         1.70%+
Portfolio turnover rate .....................................             41%           89%           20%


------------------------------------------------------------------------------------------------------------------------------------
  * The Developing World Series commenced operations on February 18, 1998.
 ** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World
    Series. Prior to that date, a different firm served as Portfolio Manager.
*** The Diversified Mid-Cap Series commenced operations on October 2, 2000.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.




                                                 See Notes to Financial Statements.


    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                        EQUITY GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                          PERIOD
                                                                          ENDED
                                                                         6/30/02*
                                                                       (UNAUDITED)
                                                                        --------
Net asset value, beginning of period ........................            $10.00
                                                                         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................              0.00(1)
Net realized and unrealized loss on investments .............             (0.98)
                                                                         ------
Total from investment operations ............................             (0.98)
                                                                         ------
Net asset value, end of period ..............................            $ 9.02
                                                                         ======
Total return ................................................            ( 9.80)%++
                                                                         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................            $3,000
Ratio of operating expenses to average net assets ...........              1.00%+
Ratio of net investment income to average net assets ........              0.16%+
Portfolio turnover rate .....................................                18%






                                                       EQUITY INCOME SERIES**
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED          YEAR         YEAR          YEAR          YEAR        YEAR
                                                       6/30/02         ENDED        ENDED         ENDED         ENDED       ENDED
                                                     (UNAUDITED)     12/31/01     12/31/00      12/31/99      12/31/98    12/31/97
                                                      --------       --------     --------      --------      --------    --------
Net asset value, beginning of period .............    $  11.41       $  11.67     $  11.24      $  12.67      $  13.09    $  12.41
                                                      --------       --------     --------      --------      --------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................        0.07           0.14         0.23          0.27          0.49        0.57
Net realized and unrealized gain/(loss)
   on investments ................................       (0.48)          0.01         1.18         (0.39)         0.58        1.58
                                                      --------       --------     --------      --------      --------    --------
Total from investment operations .................       (0.41)          0.15         1.41         (0.12)         1.07        2.15
                                                      --------       --------     --------      --------      --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............          --          (0.14)       (0.30)        (0.29)        (0.50)      (0.55)
Distributions from capital gains .................          --          (0.27)       (0.68)        (1.02)        (0.99)      (0.92)
                                                      --------       --------     --------      --------      --------    --------
Total distributions ..............................          --          (0.41)       (0.98)        (1.31)        (1.49)      (1.47)
                                                      --------       --------     --------      --------      --------    --------
Net asset value, end of period ...................    $  11.00       $  11.41     $  11.67      $  11.24      $  12.67    $  13.09
                                                      ========       ========     ========      ========      ========    ========
Total return .....................................       (3.59)%++       1.36%       12.93%        (0.72)%        8.26%      17.44%
                                                      ========       ========     ========      ========      ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............    $463,515       $426,726     $298,092      $277,354      $278,074    $264,599
Ratio of operating expenses to average net assets:
   Before expense reimbursement ..................        0.94%+         0.95%        0.95%         0.96%         0.98%       0.99%
   After expense reimbursement ...................        0.94%+           --           --            --            --          --
Ratio of net investment income to average net assets:
   Before expense reimbursement ..................        1.22%+         1.43%        1.98%         2.19%         3.63%       3.88%
   After expense reimbursement ...................        1.22%+           --           --            --            --          --
Portfolio turnover rate ..........................          11%            16%          53%          122%           61%         79%

------------------------------------------------------------------------------------------------------------------------------------

  * The Equity Growth Series commenced operations on May 1, 2002.
 ** Since May 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Equity Income Series.
    Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple
    Allocation Series to the Equity Income Series.
  + Annualized
 ++ Non-annualized



                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                         FOCUS VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                         6/30/02*
                                                                        (UNAUDITED)
                                                                        ----------
Net asset value, beginning of period ..............................       $10.00
                                                                          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................................        0.001
Net realized and unrealized loss on investments ...................        (0.94)
                                                                          ------
Total from investment operations ..................................        (0.94)
                                                                          ------
Net asset value, end of period ....................................       $ 9.06
                                                                          ======
Total return ......................................................        (9.40)%++
                                                                          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................       $3,975
Ratio of operating expenses to average net assets .................         1.05%+
Ratio of net investment income to average net assets ..............         0.34%+
Portfolio turnover rate ...........................................           14%




                                                        FULLY MANAGED SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED          YEAR         YEAR          YEAR          YEAR         YEAR
                                                       6/30/02         ENDED        ENDED         ENDED         ENDED        ENDED
                                                     (UNAUDITED)     12/31/01     12/31/00      12/31/99      12/31/98     12/31/97
                                                      --------       --------     --------      --------      --------     --------
Net asset value, beginning of period .............    $  17.50       $  16.62     $  15.05      $  15.23      $  15.73     $  14.82
                                                      --------       --------     --------      --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............................        0.16           0.36         0.47          0.50          0.36         0.39
Net realized and unrealized gain on investments
   and foreign currencies ........................        0.29           1.28         2.78          0.53          0.55         1.86
                                                      --------       --------     --------      --------      --------     --------
Total from investment operations .................        0.45           1.64         3.25          1.03          0.91         2.25
                                                      --------       --------     --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............          --          (0.37)       (0.62)        (0.40)        (0.36)       (0.41)
Distributions from capital gains .................          --          (0.39)       (1.06)        (0.81)        (1.05)       (0.93)
                                                      --------       --------     --------      --------      --------     --------
Total distributions ..............................          --          (0.76)       (1.68)        (1.21)        (1.41)       (1.34)
                                                      --------       --------     --------      --------      --------     --------
Net asset value, end of period ...................    $  17.95       $  17.50     $  16.62      $  15.05      $  15.23     $  15.73
                                                      ========       ========     ========      ========      ========     ========
Total return .....................................        2.57%++        9.92%       21.97%         6.92%         5.89%       15.27%
                                                      ========       ========     ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............    $932,441       $688,506     $373,548      $287,909      $246,196     $169,987
Ratio of operating expenses to average net assets:
   Before expense reimbursement ..................        0.94%+         0.95%        0.95%         0.97%         0.98%        0.99%
   After expense reimbursement ...................        0.93%+           --           --            --            --           --
Ratio of net investment income to average net assets:
   Before expense reimbursement ..................        1.98%+         2.65%        3.24%         3.45%         2.83%        2.67%
   After expense reimbursement ...................        1.99%+           --           --            --            --           --
Portfolio turnover rate ..........................          13%            23%          42%           36%           44%          48%

------------------------------------------------------------------------------------------------------------------------------------

 * The Focus Value Series commenced operations on May 1, 2002.
 + Annualized
++ Non-annualized 1 Amount is less than 0.01.



                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                      FUNDAMENTAL GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                         6/30/02*
                                                                        (UNAUDITED)
                                                                        ----------
Net asset value, beginning of period .............                        $10.00
                                                                          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................                          0.00(1)
Net realized and unrealized loss on investments ..                         (0.94)
                                                                          ------
Total from investment operations .................                         (0.94)
                                                                          ------
Net asset value, end of period ...................                        $ 9.06
                                                                          ======
Total return .....................................                         (9.40)%++
                                                                          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............                        $2,356
Ratio of operating expenses to average
   net assets ....................................                          1.05%+
Ratio of net investment income to
   average net assets ............................                          0.03%+
Portfolio turnover rate ..........................                             7%




                                                       GLOBAL FRANCHISE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                         6/30/02**
                                                                        (UNAUDITED)
                                                                          ------
Net asset value, beginning of period .............                        $10.00
                                                                          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................                          0.02
Net realized and unrealized loss on investments
   and foreign currencies ........................                         (0.22)
                                                                          ------
Total from investment operations .................                         (0.20)
                                                                          ------
Net asset value, end of period ...................                        $ 9.80
                                                                          ======
Total return .....................................                         (2.00)%++
                                                                          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............                        $7,436
Ratio of operating expenses to average
   net assets ....................................                          1.25%+
Ratio of net investment income to average
   net assets ....................................                          1.17%+
Portfolio turnover rate ..........................                             3%

------------------------------------------------------------------------------------------------------------------------------------
  * The Fundamental Growth Series commenced operations on May 1, 2002.
 ** The Global Franchise Series commenced operations on May 1, 2002.
  + Annualized
 ++ Non-annualized
(1) Amount is less than 0.01.




                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                           GROWTH SERIES**
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED         YEAR          YEAR           YEAR          PERIOD
                                                       6/30/02        ENDED         ENDED          ENDED          ENDED
                                                     (UNAUDITED)    12/31/01      12/31/00       12/31/99       12/31/98*#
                                                      --------     ----------    ----------     ----------      --------
Net asset value, beginning of period ..............   $  13.80      $   19.78     $   27.49      $   15.62       $ 13.63
                                                      --------     ----------    ----------     ----------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................      (0.01)          0.00(1)       0.29          (0.03)        (0.03)
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ..........      (3.14)         (5.98)        (6.43)         12.23          2.02
                                                      --------     ----------    ----------     ----------      --------
Total from investment operations ..................      (3.15)         (5.98)        (6.14)         12.20          1.99
                                                      --------     ----------    ----------     ----------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............         --             --         (0.34)            --            --
Distributions from capital gains ..................         --             --         (1.23)         (0.33)           --
Return of capital .................................         --             --         (0.00)(1)         --            --
                                                      --------     ----------    ----------     ----------      --------
Total distributions ...............................         --             --         (1.57)         (0.33)           --
                                                      --------     ----------    ----------     ----------      --------
Net asset value, end of period                        $  10.65     $    13.80    $    19.78     $    27.49      $  15.62
                                                      ========     ==========    ==========     ==========      ========
Total return                                            (22.83)%++     (30.23)%      (21.99)%        78.13%        14.60%++
                                                      ========     ==========    ==========     ==========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $782,594     $1,101,625    $1,638,875     $1,416,872      $231,216
Ratio of operating expenses to average net assets:
   Before expense reimbursement ...................       1.03%+         1.01%         0.99%          1.04%         1.09%+
   After expense reimbursement ....................       1.00%+           --            --             --            --
Ratio of net investment income/(loss) to
   average net assets:
   Before expense reimbursement ...................      (0.13)%+        0.01%         0.19%         (0.40)%       (0.58)%+
   After expense reimbursement ....................      (0.10)%+          --            --             --            --
Portfolio turnover rate ...........................         53%            88%           60%           116%           88%




                                                        HARD ASSETS SERIES***
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED          YEAR          YEAR         YEAR          YEAR         YEAR
                                                      6/30/02          ENDED         ENDED        ENDED         ENDED        ENDED
                                                     (UNAUDITED)     12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                       -------        -------       -------      -------       -------      -------
Net asset value, beginning of period ..............    $  9.79        $ 11.14       $ 11.76       $ 9.60       $ 15.05      $ 17.85
                                                       -------        -------       -------      -------       -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................       0.04           0.19          0.01         0.12          0.26         0.14
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ..........       1.45          (1.54)        (0.57)        2.12         (4.73)        0.99
                                                       -------        -------       -------      -------       -------      -------
Total from investment operations ..................       1.49          (1.35)        (0.56)        2.24         (4.47)        1.13
                                                       -------        -------       -------      -------       -------      -------

LESS DISTRIBUTIONS:
Dividends from net investment income ..............         --             --         (0.05)       (0.08)        (0.26)       (0.13)
Distributions from capital gains ..................         --             --            --           --         (0.72)       (3.80)
Return of capital .................................         --             --         (0.01)          --            --           --
                                                       -------        -------       -------      -------       -------      -------
Total distributions ...............................         --             --         (0.06)       (0.08)        (0.98)       (3.93)
                                                       -------        -------       -------      -------       -------      -------
Net asset value, end of period ....................    $ 11.28        $  9.79       $ 11.14      $ 11.76       $  9.60      $ 15.05
                                                       =======        =======       =======      =======       =======      =======
Total return ......................................      15.22%++      (12.12)%      (4.73)%       23.36%       (29.58)%       6.22%
                                                       =======        =======       =======      =======       =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............    $66,853        $33,787       $42,109      $40,291       $30,530      $46,229
Ratio of operating expenses to average
   net assets .....................................       0.94%+         0.95%         0.95%        0.96%         1.00%        0.99%
Ratio of net investment income to average
   net assets .....................................       1.97%+         1.68%         1.00%        1.07%         1.99%        0.76%
Portfolio turnover rate ...........................         96%           240%          207%         204%          178%         124%

------------------------------------------------------------------------------------------------------------------------------------

  *  The Growth Series commenced operations on August 14, 1998.
 **  Since March 1, 1999, Janus Capital Corporation LLC has served as Portfolio Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the
     Growth Series.
***  Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring
     International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized
  #  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 (1) Amount is less than 0.01.




                      See Notes to Financial Statements.


    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                 INTERNATIONAL ENHANCED EAFE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                         6/30/02*
                                                                        (UNAUDITED)
                                                                          ------
Net asset value, beginning of period ...........................          $10.00
                                                                          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................            0.04
Net realized and unrealized loss on investments
   and foreign currencies ......................................           (0.33)
                                                                          ------
Total from investment operations ...............................           (0.29)
                                                                          ------
Net asset value, end of period .................................          $ 9.71
                                                                          ======
Total return ...................................................           (2.90)%++
                                                                          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................          $6,440
Ratio of operating expenses to average net assets ..............            1.25%+
Ratio of net investment income to average net assets ...........            3.07%+
Portfolio turnover rate ........................................               8%




                                                     INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS
                                                                                         ENDED         PERIOD
                                                                                        6/30/02         ENDED
                                                                                      (UNAUDITED)     12/31/01**
                                                                                       --------       --------
Net asset value, beginning of period .....................................             $   8.29       $   8.26
                                                                                       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .............................................                 0.05          (0.00)1
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ................................................                (0.16)          0.03
                                                                                       --------       --------
Total from investment operations .........................................                (0.11)          0.03
                                                                                       --------       --------
Net asset value, end of period ...........................................             $   8.18       $   8.29
                                                                                       ========       ========
Total return .............................................................                (1.33)%++       0.36%++
                                                                                       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................................             $179,909       $171,577
Ratio of operating expenses to average net assets ........................                 1.26%+         1.25%+
Ratio of net investment income/(loss) to average net assets ..............                 1.29%+        (0.15)%+
Portfolio turnover rate ..................................................                   62%            99%

------------------------------------------------------------------------------------------------------------------------------------

  * The International Enhanced EAFE Series commenced operations on May 1, 2002. ** The International Equity Series commenced operations on December 17, 2001.
  + Annualized
 ++ Non-annualized
  1 Amount is less than 0.01.

                                                 See Notes to Financial Statements.


    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                  INTERNET TOLLKEEPER[SERVICEMARK] SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS
                                                                                        ENDED          PERIOD
                                                                                       6/30/02          ENDED
                                                                                     (UNAUDITED)      12/31/01*
                                                                                       ------          ------
Net asset value, beginning of period .................                                 $ 7.69          $10.00
                                                                                       ------          ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ..................................                                  (0.05)          (0.06)
Net realized and unrealized loss on investments ......                                  (2.67)          (2.25)
                                                                                       ------          ------
Total from investment operations .....................                                  (2.72)          (2.31)
                                                                                       ------          ------
Net asset value, end of period .......................                                  $4.97           $7.69
                                                                                       ======          ======
Total return .........................................                                 (35.37)%++      (23.10)%++
                                                                                       ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................                                 $9,160          $9,255
Ratio of operating expenses to average net assets ....                                   1.86%+          1.85%+
Ratio of net investment loss to average net assets ...                                  (1.80)%+        (1.69)%+
Portfolio turnover rate ..............................                                     26%             21%







                                                          INVESTORS SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                         ENDED               YEAR             PERIOD
                                                                        6/30/02              ENDED             ENDED
                                                                      (UNAUDITED)          12/31/01           12/31/00**
                                                                        --------            -------           -------
Net asset value, beginning of period .................                   $ 10.50            $ 11.06           $ 10.00
                                                                        --------            -------           -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................                      0.03               0.04              0.06
Net realized and unrealized gain/(loss)
   on investments ....................................                     (1.37)             (0.52)             1.33
                                                                        --------            -------           -------
Total from investment operations .....................                     (1.34)             (0.48)             1.39
                                                                        --------            -------           -------
LESS DISTRIBUTIONS:
Dividends from net investment income .................                        --              (0.05)            (0.05)
Distributions from capital gains .....................                        --              (0.03)            (0.28)
                                                                        --------            -------           -------
Total distributions ..................................                        --              (0.08)            (0.33)
                                                                        --------            -------           -------
Net asset value, end of period .......................                    $ 9.16            $ 10.50           $ 11.06
                                                                        ========            =======           =======
Total return .........................................                    (12.76)%++          (4.27)%           14.07%++
                                                                        ========            =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................                  $102,044            $95,347           $27,440
Ratio of operating expenses to average net assets ....                      1.01%+             1.01%             1.00%+
Ratio of net investment income to
   average net assets .                                                     0.70%+             0.78%             1.13%+
Portfolio turnover rate ..............................                        21%                39%              118%

------------------------------------------------------------------------------------------------------------------------------------

  * The Internet Tollkeeper[SERVICEMARK] Series commenced operations on May 1, 2001.
 ** The Investors Series commenced operations on February 1, 2000.
  + Annualized
 ++ Non-annualized

                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                             J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                         6/30/02*
                                                                        (UNAUDITED)
                                                                          ------
Net asset value, beginning of period .................                    $10.00
                                                                          ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ..................................                     (0.01)
Net realized and unrealized loss on investments ......                     (0.86)
                                                                          ------
Total from investment operations .....................                     (0.87)
                                                                          ------
Net asset value, end of period .......................                    $ 9.13
                                                                          ======
Total return .........................................                     (8.70)%++
                                                                          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net  assets,  end of period (in 000's) ...............                    $6,287
Ratio of  operating  expenses to average net assets:
   Before expense reimbursement ......................                      1.15%+
   After expense reimbursement .......................                      1.12%+
Ratio of net investment loss to average net assets:
   Before expense reimbursement ......................                     (0.49)%+
   After expense reimbursement .......................                     (0.46)%+
Portfolio turnover rate ..............................                         1%



                                                   JANUS GROWTH AND INCOME SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                          ENDED              YEAR             PERIOD
                                                                         6/30/02             ENDED             ENDED
                                                                       (UNAUDITED)         12/31/01          12/31/00**#
                                                                        --------            -------           -------
Net asset value, beginning of period .................                  $   8.97            $  9.97           $ 10.00
                                                                        --------            -------           -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................                      0.01               0.02              0.07
Net realized and unrealized loss on
   investments and foreign currencies ................                     (0.85)             (0.97)            (0.09)
                                                                        --------            -------           -------
Total from investment operations .....................                     (0.84)             (0.95)            (0.02)
                                                                        --------            -------           -------
LESS DISTRIBUTIONS:
Dividends from net investment income .................                        --              (0.05)            (0.01)
                                                                        --------            -------           -------
Net asset value, end of period .......................                  $   8.13            $  8.97           $  9.97
                                                                        ========            =======           =======
Total return .........................................                     (9.36)%++          (9.51)%           (0.21)%++
                                                                        ========            =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................                  $122,266            $93,222           $15,231
Ratio of operating expenses to average net assets:
   Before expense reimbursement ......................                      1.11%+             1.11%             1.10%+
   After expense reimbursement .......................                      1.08%+               --                --
Ratio of net investment income to average net assets:
   Before expense reimbursement ......................                      0.35%+             0.93%             2.63%+
   After expense reimbursement .......................                      0.37%+               --                --
Portfolio turnover rate ..............................                        17%                42%                5%

------------------------------------------------------------------------------------------------------------------------------------

 * The J.P. Morgan Fleming Small Cap Equity Series commenced operations on May 1, 2002.
** The Janus Growth and Income Series commenced operations on October 2, 2000.
   Prior to January 30, 2002, the Janus Growth and Income Series was named the Growth and Income Series.
 + Annualized
++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                              See Notes to Financial Statements.


    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                       LARGE CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                         ENDED               YEAR             PERIOD
                                                                        6/30/02             ENDED             ENDED
                                                                      (UNAUDITED)          12/31/01          12/31/00*
                                                                        --------           --------          --------
Net asset value, beginning of period ...........................         $ 10.18           $  10.58          $  10.00
                                                                        --------           --------          --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................            0.01               0.01              0.03
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ......................................           (1.72)             (0.39)             0.65
                                                                        --------           --------          --------
Total from investment operations ...............................           (1.71)             (0.38)             0.68
                                                                        --------           --------          --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................              --              (0.02)            (0.02)
Distributions from capital gains ...............................              --              (0.00)(1)         (0.08)
                                                                        --------           --------          --------
Total distributions ............................................              --              (0.02)            (0.10)
                                                                        --------           --------          --------
Net asset value, end of period .................................          $ 8.47           $  10.18          $  10.58
                                                                        ========           ========          ========
Total return ...................................................          (16.80)%++          (3.62)%            6.81%++
                                                                        ========           ========          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................        $282,337           $282,049          $113,206
Ratio of operating expenses to average net assets:
   Before expense reimbursement ................................            1.01%+             1.01%             1.00%+
   After expense reimbursement .................................            0.99%+               --                --
Ratio of net investment income to average net assets:
   Before expense reimbursement ................................            0.20%+             0.17%             0.60%+
   After expense reimbursement .................................            0.22%+               --                --
Portfolio turnover rate ........................................              14%                29%               22%




                                                   LIMITED MATURITY BOND SERIES**
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED          YEAR         YEAR          YEAR         YEAR          YEAR
                                                       6/30/02         ENDED        ENDED         ENDED        ENDED         ENDED
                                                     (UNAUDITED)     12/31/01     12/31/00      12/31/99     12/31/98      12/31/97#
                                                      --------       --------     --------      --------      --------     --------
Net asset value, beginning of period                  $  11.02       $  10.53     $  10.42      $  10.68       $ 10.31     $ 10.43
                                                      --------       --------     --------      --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.23           0.41         0.55          0.48          0.24        0.60
Net realized and unrealized gain/(loss)
   on investments                                         0.05           0.52         0.26         (0.36)         0.47        0.09
                                                      --------       --------     --------      --------      --------     --------
Total from investment operations                          0.28           0.93         0.81          0.12          0.71        0.69
                                                      --------       --------     --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income                        --          (0.44)       (0.70)        (0.38)        (0.34)      (0.81)
                                                      --------       --------     --------      --------      --------     --------
Net asset value, end of period                        $  11.30       $  11.02     $  10.53      $  10.42      $  10.68     $  10.31
                                                      ========       ========     ========      ========      ========     ========
Total return                                              2.54%++        8.84%        7.73%         1.13%         6.86%       6.67%
                                                      ========       ========     ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $483,409       $462,492     $251,060      $207,109      $148,426     $ 53,839
Ratio of operating expenses to average net assets         0.53%+         0.53%        0.55%         0.57%         0.60%        0.61%
Ratio of operating expenses to average net assets,
   including interest expenses                              --           0.54%        0.56%           --            --           --
Ratio of net investment income to average net assets      4.27%+         4.98%        6.11%         5.29%         5.15%        5.71%
Portfolio turnover rate                                     70%           117%         153%          128%           52%          81%

------------------------------------------------------------------------------------------------------------------------------------

 *   The Large Cap Value Series commenced operations on February 1, 2000.
**   On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Limited Maturity Bond Series.
     From August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the Limited Maturity Bond Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
 +   Annualized
++   Non-annualized

 #   Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1)  Amount is less than 0.01.

                                                 See Notes to Financial Statements.


                                                                 71


    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                                                        LIQUID ASSET SERIES*
------------------------------------------------------------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED         YEAR           YEAR          YEAR          YEAR         YEAR
                                                     6/30/02        ENDED          ENDED         ENDED         ENDED        ENDED
                                                   (UNAUDITED)    12/31/01       12/31/00      12/31/99      12/31/98     12/31/97
                                                   ----------    ----------      --------      --------      --------     --------
Net asset value, beginning of period ...........   $     1.00    $     1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                                   ----------    ----------      --------      --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................        0.008         0.038         0.059         0.046         0.050        0.050
                                                   ----------    ----------      --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       (0.008)       (0.038)       (0.059)       (0.046)       (0.050)      (0.050)
                                                   ----------    ----------      --------      --------      --------     --------
Net asset value, end of period .................   $     1.00    $     1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                                   ==========    ==========      ========      ========      ========     ========
Total return ...................................         0.77%++       3.85%         6.05%         4.74%         5.13%        5.07%
                                                   ==========    ==========      ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $1,131,240    $1,126,626      $718,891      $579,848      $211,730      $59,453
Ratio of operating expenses to average
   net assets ..................................         0.53%+        0.54%         0.55%         0.56%         0.59%        0.61%
Ratio of net investment income to
   average net assets ..........................         1.54%+        3.63%         5.91%         4.71%         4.92%        4.99%




                                                       MANAGED GLOBAL SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                      6/30/02        ENDED         ENDED         ENDED         ENDED        ENDED
                                                    (UNAUDITED)    12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                     --------      --------      --------      --------      --------     --------
Net asset value, beginning of period ...........     $  10.40      $  11.82      $  19.96      $  14.19      $  11.46     $  11.13
                                                     --------      --------      --------      --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................         0.02          0.00(1)         --         (0.03)        (0.02)        0.02
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..........        (1.17)        (1.41)        (3.13)         8.82          3.37         1.33
                                                     --------      --------      --------      --------      --------     --------
Total from investment operations ...............        (1.15)        (1.41)        (3.13)         8.79          3.35         1.35
                                                     --------      --------      --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........           --         (0.01)        (0.02)           --         (0.05)       (0.17)
Dividends in excess of net investment income ...           --            --            --            --            --        (0.07)
Distributions from capital gains ...............           --            --         (4.99)        (3.02)        (0.57)       (0.78)
                                                     --------      --------      --------      --------      --------     --------
Total distributions ............................           --         (0.01)        (5.01)        (3.02)        (0.62)       (1.02)
                                                     --------      --------      --------      --------      --------     --------
Net asset value, end of period .................     $   9.25      $  10.40      $  11.82      $  19.96      $  14.19     $  11.46
                                                     ========      ========      ========      ========      ========     ========
Total return ...................................       (11.06)%++    (11.91)%      (14.56)%       63.30%        29.31%       12.17%
                                                     ========      ========      ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $245,724      $255,251      $232,963      $184,486      $134,078     $105,305
Ratio of operating expenses to
   average net assets:
   Before expense reimbursement ................         1.26%+        1.26%         1.25%         1.25%         1.26%        1.36%
   After expense reimbursement .................         1.25%+          --            --            --            --           --
Ratio of net investment income/(loss) to average
   net assets:
   Before expense reimbursement ................         0.31%+       (0.01)%        0.05%        (0.19)%       (0.17)%       0.06%
   After expense reimbursement .................         0.32%+          --            --            --            --           --
Portfolio turnover rate ........................           16%           30%          109%          168%          173%         199%


-------------------------
  * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Liquid Asset Series. From
    August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the
    Liquid Asset Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

 ** Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Managed Global Series.
    Prior to that date, different firms served as Portfolio Manager.

  + Annualized

 ++ Non-annualized

(1) Amount is less than 0.01.


                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                        MID-CAP GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED            YEAR             YEAR             YEAR            PERIOD
                                                    6/30/02           ENDED            ENDED           ENDED             ENDED
                                                  (UNAUDITED)       12/31/01         12/31/00         12/31/99         12/31/98*#
                                                  ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ..........   $    14.18       $    18.67       $    29.59       $    18.10       $    15.68
                                                  ----------       ----------       ----------       ----------       ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................        (0.04)           (0.10)           (0.10)           (0.03)            0.01
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ......        (5.76)           (4.31)            1.43            14.22             2.52
                                                  ----------       ----------       ----------       ----------       ----------
Total from investment operations ..............        (5.80)           (4.41)            1.33            14.19             2.53
                                                  ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........           --               --               --               --            (0.01)
Distributions from capital gains ..............           --            (0.08)          (12.25)           (2.70)           (0.10)
                                                  ----------       ----------       ----------       ----------       ----------
Total distributions ...........................           --            (0.08)          (12.25)           (2.70)           (0.11)
                                                  ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ................   $     8.38       $    14.18       $    18.67       $    29.59       $    18.10
                                                  ==========       ==========       ==========       ==========       ==========
Total return ..................................       (40.90)%++       (23.62)%           8.18%           79.05%           16.12%++
                                                  ==========       ==========       ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $  660,980       $1,133,396       $1,461,745       $  781,807       $  252,022
Ratio of operating expenses to
   average net assets:
   Before expense reimbursement ...............         0.89%+           0.89%            0.88%            0.91%            0.95%+
   After expense reimbursement ................         0.87%+             --               --               --               --
Ratio of net investment income/(loss) to
   average net assets:
   Before expense reimbursement ...............        (0.65)%+         (0.64)%          (0.58)%          (0.21)%           0.15%+
   After expense reimbursement ................        (0.63)%+            --               --               --               --
Portfolio turnover rate .......................           70%              94%             150%             159%              55%





                                                        REAL ESTATE SERIES**
------------------------------------------------------------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED          YEAR          YEAR          YEAR          YEAR         YEAR
                                                     6/30/02         ENDED         ENDED         ENDED         ENDED        ENDED
                                                   (UNAUDITED)     12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                     --------      --------      --------      --------      --------     --------
Net asset value, beginning of period .............   $  15.64      $  15.21      $  12.12      $  13.58      $  18.27     $  15.98
                                                     --------      --------      --------      --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................       0.27          0.70          0.42          0.84          0.83         0.69
Net realized and unrealized gain/(loss)
   on investments ................................       1.50          0.53          3.33         (1.39)        (3.34)        2.93
                                                     --------      --------      --------      --------      --------     --------
Total from investment operations .................       1.77          1.23          3.75         (0.55)        (2.51)        3.62
                                                     --------      --------      --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............         --         (0.59)        (0.66)        (0.54)        (0.66)       (0.63)
Distributions from capital gains .................         --         (0.21)           --         (0.37)        (1.52)       (0.70)
                                                     --------      --------      --------      --------      --------     --------
Total distributions ..............................         --         (0.80)        (0.66)        (0.91)        (2.18)       (1.33)
                                                     --------      --------      --------      --------      --------     --------
Net asset value, end of period ...................   $  17.41      $  15.64      $  15.21      $  12.12      $  13.58     $  18.27
                                                     ========      ========      ========      ========      ========     ========
Total return .....................................      11.32%++       8.14%        30.99%        (3.81)%      (13.45)%      22.79%
                                                     ========      ========      ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............   $207,014      $130,643      $103,800      $ 56,906      $ 69,911     $ 75,530
Ratio of operating expenses to
   average net assets ............................       0.94%+        0.95%         0.95%         0.96%         0.99%        0.99%
Ratio of net investment income to
   average net assets ............................       4.35%+        5.35%         5.60%         5.61%         5.26%        4.49%
Portfolio turnover rate ..........................         11%           81%           69%           36%           29%          41%

------------------------------------------------------------------------------------------------------------------------------------

  * The Mid-Cap Growth Series commenced operations on August 14, 1998.
 ** Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                           RESEARCH SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED            YEAR             YEAR             YEAR             PERIOD
                                                     6/30/02           ENDED            ENDED            ENDED             ENDED
                                                   (UNAUDITED)       12/31/01         12/31/00         12/31/99         12/31/98*#
                                                   ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ..............$    16.00       $    20.95       $    24.81       $    20.31       $    17.75
                                                   ----------       ----------       ----------       ----------       ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................      0.03             0.03            (0.01)            0.01             0.02
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ..........     (2.38)           (4.53)           (1.25)            4.90             2.56
                                                   ----------       ----------       ----------       ----------       ----------
Total from investment operations ..................     (2.35)           (4.50)           (1.26)            4.91             2.58
                                                   ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............        --            (0.02)           (0.04)           (0.01)           (0.01)
Dividends in excess of net investment income ......        --               --               --               --            (0.01)
Distributions from capital gains ..................        --            (0.43)           (2.56)           (0.40)              --
                                                   ----------       ----------       ----------       ----------       ----------
Total distributions ...............................        --            (0.45)           (2.60)           (0.41)           (0.02)
                                                   ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ....................$    13.65       $    16.00       $    20.95       $    24.81       $    20.31
                                                   ==========       ==========       ==========       ==========       ==========
Total return ......................................    (14.69)%++       (21.46)%          (4.54)%          24.23%           14.54%++
                                                   ==========       ==========       ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$  699,065       $  871,059       $1,147,196       $1,014,656       $  613,771
Ratio of operating expenses to average net assets:
  Before expense reimbursement ....................      0.89%+           0.89%            0.88%            0.91%           0.94%+
  After expense reimbursement .....................      0.85%+             --               --               --               --
Ratio of net investment income/(loss) to
  average net assets:
  Before expense reimbursement ....................      0.32%+           0.15%           (0.06)%           0.02%            0.23%+
  After expense reimbursement .....................      0.36%+             --               --               --               --
Portfolio turnover rate ...........................        54%              97%              87%              89%              35%




                                                      SPECIAL SITUATIONS SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                           SIX MONTHS
                                                                              ENDED                 YEAR                 PERIOD
                                                                             6/30/02                ENDED                 ENDED
                                                                           (UNAUDITED)            12/31/01              12/31/00**#
                                                                             -------               -------               -------
Net asset value, beginning of period ...................................      $ 8.44               $  8.91               $ 10.00
                                                                             -------               -------               -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................................       (0.01)                (0.001)                0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..................................       (0.95)                (0.45)                (1.12)
                                                                             -------               -------               -------
Total from investment operations .......................................       (0.96)                (0.45)                (1.08)
                                                                             -------               -------               -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................          --                 (0.02)                (0.01)
Distributions from capital gains .......................................          --                    --                 (0.00)(1)
                                                                             -------               -------               -------
Total distributions ....................................................          --                 (0.02)                (0.01)
                                                                             -------               -------               -------
Net asset value, end of period .........................................     $  7.48               $  8.44               $  8.91
                                                                             =======               =======               =======
Total return ...........................................................      (11.37)%++            (5.03)%               (10.80)%++
                                                                             =======               =======               =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................     $27,153               $26,151               $ 8,125
Ratio of operating expenses to average net assets:
  Before expense reimbursement .........................................        1.11%+                1.11%                 1.10%+
  After expense reimbursement ..........................................        1.04%+                  --                    --
Ratio of net investment income/(loss) to average net assets:
  Before expense reimbursement .........................................       (0.32)%+               0.25%                 1.92%+
  After expense reimbursement ..........................................       (0.25)%+                 --                    --
Portfolio turnover rate ................................................          33%                   95%                   12%

------------------------------------------------------------------------------------------------------------------------------------
 * The Research Series commenced  operations on August 14, 1998.
** The Special Situations Series commenced operations on October 2, 2000.
 + Annualized
++ Non-annualized
 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
1  Amount is less than 0.01.

                                                 See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                                                      STRATEGIC EQUITY SERIES*
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                       ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                      6/30/02        ENDED         ENDED         ENDED         ENDED        ENDED
                                                    (UNAUDITED)    12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                     --------      --------      --------      --------      --------     --------
Net asset value, beginning of period .............   $  13.16      $  16.72      $  19.95      $  12.82      $  13.63     $  11.68
                                                     --------      --------      --------      --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................      (0.04)        (0.08)        (0.02)        (0.03)         0.16         0.20
Net realized and unrealized gain/(loss)
   on investments ................................      (2.24)        (3.46)        (2.52)         7.24         (0.07)        2.49
                                                     --------      --------      --------      --------      --------     --------
Total from investment operations .................      (2.28)        (3.54)        (2.54)         7.21          0.09         2.69
                                                     --------      --------      --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............         --            --            --         (0.02)        (0.16)       (0.19)
Distributions from capital gains .................         --         (0.02)        (0.69)        (0.06)        (0.59)       (0.55)
Distributions in excess of capital gains .........         --            --            --            --         (0.15)          --
                                                     --------      --------      --------      --------      --------     --------
Total distributions ..............................         --         (0.02)        (0.69)        (0.08)        (0.90)       (0.74)
                                                     --------      --------      --------      --------      --------     --------
Net asset value, end of period ...................   $  10.88      $  13.16      $  16.72      $  19.95      $  12.82     $  13.63
                                                     ========      ========      ========      ========      ========     ========
Total return .....................................     (17.33)%++    (21.17)%      (12.45)%       56.24%         0.84%       23.16%
                                                     ========      ========      ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............   $203,519      $269,805      $374,614      $205,799      $ 73,261     $ 51,789
Ratio of operating expenses to average net assets:
   Before expense reimbursement ..................       0.94%+        0.95%         0.95%         0.96%         0.99%        0.99%
   After expense reimbursement ...................       0.90%+          --            --            --            --           --
Ratio of net investment income/(loss) to
   average net assets:
   Before expense reimbursement ..................      (0.30)%+      (0.53)%       (0.19)%       (0.14)%        1.46%        1.88%
   After expense reimbursement ...................      (0.26)%+         --            --            --            --           --
Portfolio turnover rate ..........................         92%          200%          219%          176%          139%         105%




                                                         TOTAL RETURN SERIES
-----------------------------------------------------------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED            YEAR             YEAR             YEAR            PERIOD
                                                     6/30/02           ENDED            ENDED            ENDED            ENDED
                                                   (UNAUDITED)       12/31/01         12/31/00         12/31/99        12/31/98**#
                                                   ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ............  $    15.98       $    17.00       $    15.80       $    15.80       $    14.88
                                                   ----------       ----------       ----------       ----------       ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................        0.21             0.44             0.50             0.42             0.17
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ........       (0.47)           (0.37)            2.07             0.11             0.86
                                                   ----------       ----------       ----------       ----------       ----------
Total from investment operations ................       (0.26)            0.07             2.57             0.53             1.03
                                                   ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ............          --            (0.46)           (0.63)           (0.31)           (0.11)
Distributions from capital gains ................          --            (0.63)           (0.74)           (0.22)              --
                                                   ----------       ----------       ----------       ----------       ----------
Total distributions .............................          --            (1.09)           (1.37)           (0.53)           (0.11)
                                                   ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..................  $    15.72       $    15.98       $    17.00       $    15.80       $    15.80
                                                   ==========       ==========       ==========       ==========       ==========
Total return ....................................       (1.63)%++         0.49%           16.50%            3.38%            6.90%++
                                                   ==========       ==========       ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............  $1,062,998       $1,002,724       $  832,527       $  675,754       $  453,093
Ratio of operating expenses to
   average net assets:
   Before expense reimbursement .................        0.89%+           0.89%            0.88%            0.91%            0.98%+
   After expense reimbursement ..................        0.88%+             --               --               --               --
Ratio of net investment income to
   average net assets:
   Before expense reimbursement .................        2.73%+           2.88%            3.28%            3.04%            2.95%+
   After expense reimbursement ..................        2.74%+             --               --               --               --
Portfolio turnover rate .........................          40%             106%             113%              81%              37%
------------------------------------------------------------------------------------------------------------------------------------

  * Since March 1, 1999, A I M Capital Management Group, Inc. has served as Portfolio Manager for the Strategic Equity
    Series. Prior to that date, a different firm served as Portfolio Manager.
 ** The Total Return Series commenced operations on August 14, 1998.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                                See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.



                                                         VALUE EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS
                                                       ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                      6/30/02        ENDED         ENDED         ENDED         ENDED        ENDED
                                                    (UNAUDITED)    12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                     --------      --------      --------      --------      --------     --------
Net asset value, beginning of period ..............  $  15.55      $  16.61      $  15.52      $  15.88      $  16.13     $  13.92
                                                     --------      --------      --------      --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................      0.05          0.12          0.13          0.17          0.19         0.16
Net realized and unrealized gain/
   (loss) on investments ..........................     (0.85)        (0.86)         1.22         (0.09)         0.06         3.63
                                                     --------      --------      --------      --------      --------     --------
Total from investment operations ..................     (0.80)        (0.74)         1.35          0.08          0.25         3.79
                                                     --------      --------      --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............        --         (0.11)        (0.19)        (0.15)        (0.18)       (0.18)
Distributions from capital gains ..................        --         (0.21)        (0.02)        (0.29)        (0.32)       (1.40)
Return of capital .................................        --            --         (0.05)           --            --           --
                                                     --------      --------      --------      --------      --------     --------
Total distributions ...............................        --         (0.32)        (0.26)        (0.44)        (0.50)       (1.58)
                                                     --------      --------      --------      --------      --------     --------
Net asset value, end of period ....................  $  14.75      $  15.55      $  16.61      $  15.52      $  15.88     $  16.13
                                                     ========      ========      ========      ========      ========     ========
Total return ......................................     (5.14)%++     (4.43)%        8.77%         0.51%         1.55%       27.28%
                                                     ========      ========      ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............  $203,246      $204,675      $186,345      $141,595      $129,784     $ 80,048
Ratio of operating expenses to
   average net assets .............................      0.95%+        0.95%         0.95%         0.96%         0.98%        0.99%
Ratio of net investment income to
   average net assets .............................      0.63%+        0.76%         0.92%         1.11%         1.49%        1.31%
Portfolio turnover rate ...........................        16%           61%           84%           62%          124%         128%




                                                VAN KAMPEN GROWTH AND INCOME SERIES*
-----------------------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS
                                                       ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                      6/30/02        ENDED         ENDED         ENDED         ENDED        ENDED
                                                    (UNAUDITED)    12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                     --------      --------      --------      --------      --------     --------
Net asset value, beginning of period ..............  $  20.41      $  23.53      $  24.84      $  22.01      $  20.04     $  15.81
                                                     --------      --------      --------      --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................      0.09          0.07          0.07          0.08          0.10         0.14
Net realized and unrealized gain/
   (loss) on investments ..........................     (0.94)        (2.89)        (0.62)         3.41          2.74         4.57
                                                     --------      --------      --------      --------      --------     --------
Total from investment operations ..................     (0.85)        (2.82)        (0.55)         3.49          2.84         4.71
                                                     --------      --------      --------      --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............        --         (0.06)        (0.11)        (0.07)        (0.10)       (0.13)
Distributions from capital gains ..................        --         (0.24)        (0.65)        (0.59)        (0.77)       (0.35)
                                                     --------      --------      --------      --------      --------     --------
Total distributions ...............................        --         (0.30)        (0.76)        (0.66)        (0.87)       (0.48)
                                                     --------      --------      --------      --------      --------     --------
Net asset value, end of period ....................  $  19.56      $  20.41      $  23.53      $  24.84      $  22.01     $  20.04
                                                     ========      ========      ========      ========      ========     ========
Total return ......................................     (4.16)%++    (11.95)%       (2.11)%       15.88%        14.13%       29.82%
                                                     ========      ========      ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............  $725,634      $793,601      $941,024      $899,753      $574,843     $252,191
Ratio of operating expenses to average net assets:
   Before expense reimbursement ...................      0.94%+        0.95%         0.95%         0.96%         0.98%        0.99%
   After expense reimbursement ....................      0.92%+          --            --            --            --           --
Ratio of net investment income to
   average net assets:
   Before expense reimbursement ...................      0.85%+        0.33%         0.30%         0.40%         0.72%        0.96%
   After expense reimbursement ....................      0.87%+          --            --            --            --           --
Portfolio turnover rate ...........................       108%           36%           37%           27%           34%          26%

------------------------------------------------------------------------------------------------------------------------------------

  * Since January 30, 2002, Van Kampen has served as Portfolio Manager for the Van Kampen Growth and Income Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Series to the Van Kampen Growth and Income Series.
  + Annualized
 ++ Non-annualized


                                                 See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                 ALL CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

COMMON STOCKS -- 70.3%
   BROADCAST, RADIO AND TELEVISION -- 6.4%
    233,300   AOL Time Warner, Inc.+ ............. $  3,431,843
     96,000   Cablevision Systems New York Group,
               Class A+(e) .......................      908,160
    230,400   Comcast Corporation, Special Class
                 A+(e) ...........................    5,398,272
    714,500   Liberty Media Corporation, Class A+     7,145,000
     92,000   News Corporation Ltd., ADR(e) ......    2,109,560
                                                   ------------
                                                     18,992,835
                                                   ------------
   COMPUTER INDUSTRY -- 6.9%
  1,138,000   3Com Corporation+ ..................    5,007,200
    119,600   Electronic Data Systems Corporation     4,443,140
    149,000   Intel Corporation ..................    2,722,230
    623,000   Maxtor Corporation+ ................    2,815,960
    504,000   Micromuse, Inc.+(e) ................    2,242,800
    508,000   RealNetworks, Inc.+ ................    2,067,560
    167,000   Register.com, Inc.+ ................    1,272,540
                                                   ------------
                                                     20,571,430
                                                   ------------
   CONSUMER PRODUCTS -- 1.2%
    259,000   Hasbro, Inc. .......................    3,512,040
                                                   ------------
   ELECTRONICS -- 3.2%
    155,500   Agilent Technologies, Inc.+ ........    3,713,340
     92,000   Flextronics International Ltd.+ ....      655,960
    829,600   Solectron Corporation+(e) ..........    5,102,040
                                                   ------------
                                                      9,471,340
                                                   ------------
   FINANCIAL SERVICES -- 4.0%
    148,100   American Express Company ...........    5,378,992
    135,200   Countrywide Credit Industries, Inc.     6,523,400
                                                   ------------
                                                     11,902,392
                                                   ------------
   FOOD AND BEVERAGES -- 3.0%
    290,300   Pepsi Bottling Group, Inc. .........    8,941,240
                                                   ------------
   HOTELS/RESORTS -- 0.2%
     41,000   Extended Stay America, Inc.+ .......      665,020
                                                   ------------
   INSURANCE -- 2.0%
     84,000   Chubb Corporation ..................    5,947,200
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 2.7%
    243,000   Metro-Goldwyn-Mayer, Inc.+ .........    2,967,030
    259,200   Walt Disney Company ................    4,898,880
                                                   ------------
                                                      7,865,910
                                                   ------------
   MANUFACTURED HOUSING -- 0.4%
     77,000   Clayton Homes, Inc. ................    1,216,600
                                                   ------------
   MANUFACTURING -- 0.2%
     56,700   Brush Engineered Materials, Inc.+ ..      703,080
                                                   ------------
   METALS/MINING -- 1.6%
    145,300   Alcoa, Inc. ........................    4,816,695
                                                   ------------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

   OIL AND GAS -- 3.8%
     73,200   ChevronTexaco Corporation .......... $  6,478,200
    200,000   El Paso Corporation ................    4,122,000
    130,100   Williams Companies, Inc. ...........      779,299
                                                   ------------
                                                     11,379,499
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 2.2%
    102,000   Weyerhaeuser Company ...............    6,512,700
                                                   ------------
   PHARMACEUTICALS -- 8.8%
     98,100   Abbott Laboratories ................    3,693,465
    127,400   Aphton Corporation+ ................      955,500
    214,500   Bristol-Myers Squibb Company .......    5,512,650
    518,500   Elan Corporation Plc, ADR+(e) ......    2,836,195
    177,800   Novartis AG, ADR(e) ................    7,792,974
    221,100   Schering-Plough Corporation ........    5,439,060
                                                   ------------
                                                     26,229,844
                                                   ------------
   RESTAURANTS -- 2.1%
    222,200   McDonald's Corporation .............    6,321,590
                                                   ------------
   RETAIL -- 6.2%
    220,100   Costco Wholesale Corporation+ ......    8,500,262
    141,200   Federated Department Stores, Inc.+ .    5,605,640
    311,100   Gap, Inc. ..........................    4,417,620
                                                   ------------
                                                     18,523,522
                                                   ------------
   SEMICONDUCTORS -- 1.9%
  1,140,266   Agere Systems, Inc., Class A+(e) ...    1,596,372
    487,589   Agere Systems, Inc., Class B+ ......      731,384
    358,900   LSI Logic Corporation+ .............    3,140,375
                                                   ------------
                                                      5,468,131
                                                   ------------
   TELECOMMUNICATIONS -- 10.5%
  1,843,000   Lucent Technologies, Inc.+(e) ......    3,059,380
    414,800   Motorola, Inc. .....................    5,981,416
     15,000   Nippon Telegraph and Telephone,
                ADR(e) ...........................      308,850
    291,600   Nokia Oyj, ADR .....................    4,222,368
    888,800   Qwest Communications International,
                Inc.+ ............................    2,488,640
  1,866,600   Telefonaktiebolaget LM Ericsson, ADR    2,687,904
    208,800   Verizon Communications, Inc. .......    8,383,320
    291,600   Vodafone Group Plc, ADR(e) .........    3,980,340
                                                   ------------
                                                     31,112,218
                                                   ------------
   WASTE MANAGEMENT -- 3.0%
    138,700   Republic Services, Inc.+ ...........    2,645,009
    239,300   Waste Management, Inc. .............    6,233,765
                                                   ------------
                                                      8,878,774
                                                   ------------
              Total Common Stocks
                (Cost $248,875,255) ..............  209,032,060
                                                   -----------
PREFERRED STOCKS-- 1.4%
   (Cost $6,602,885)
   BROADCAST, RADIO AND TELEVISION -- 1.4%
    220,400   News Corporation Ltd., ADR(e) ......    4,352,900
                                                   ------------



                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                 ALL CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                         VALUE
   AMOUNT                                           (NOTE 1)
   ---------                                        --------

CONVERTIBLE BONDS -- 1.6%
   (Cost $5,269,078)
   TELECOMMUNICATIONS-- 1.6%
 $7,600,000   American Tower Corporation,
               2.250% due 10/15/2009 ............. $  4,778,500
                                                   ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE-- 26.7%
   (Cost $79,453,700)
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)-- 26.7%
 79,462,000   1.880%++ due 07/01/2002 ............   79,453,700
                                                   ------------
TOTAL INVESTMENTS (COST $340,200,918*) ... 100.0%  $297,617,160
OTHER ASSETS AND LIABILITIES (NET) .......   0.0       (118,563)
                                           ------  ------------
NET ASSETS ............................... 100.0%  $297,498,597
                                           =====   ============
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

COMMON STOCKS -- 67.2%
   AEROSPACE/DEFENSE -- 1.0%
      5,400   Boeing Company .....................  $   243,000
      1,600   Lockheed Martin Corporation ........      111,200
      1,300   Northrop Grumman Corporation .......      162,500
      1,100   United Technologies Corporation ....       74,690
                                                    -----------
                                                        591,390
                                                    -----------
   AIRLINES -- 0.5%
      2,000   AMR Corporation+ ...................       33,720
      3,000   Continental Airlines, Inc., Class B+       47,340
      1,300   Frontier Airlines, Inc.+ ...........       10,569
      6,800   Northwest Airlines Corporation+ ....       82,008
      1,600   Ryanair Holdings Plc, ADR+ .........       55,793
      3,100   UAL Corporation+ ...................       35,464
                                                    -----------
                                                        264,894
                                                    -----------
   APPAREL AND TEXTILES -- 0.9%
      4,700   OshKosh B'Gosh, Inc., Class A ......      204,402
      1,200   Russell Corporation ................       23,100
     12,300   Tropical Sportswear International
               Corporation+ ......................      272,937
                                                    -----------
                                                        500,439
                                                    -----------
   AUTOMOTIVE -- 0.9%
        700   American Axle & Manufacturing
               Holdings, Inc.+ ...................       20,818
      3,100   Insurance Auto Auctions, Inc.+ .....       60,450
      4,400   Keystone Automotive Industries, Inc.+      84,696
      3,500   Monro Muffler Brake, Inc.+ .........       79,625
      3,010   Navistar International Corporation+        96,320
      2,800   Sonic Automotive, Inc.+ ............       72,100
      1,600   Thor Industries, Inc. ..............      114,016
                                                    -----------
                                                        528,025
                                                    -----------
   BANKS -- 4.5%
      6,800   Bank of America Corporation ........      478,448
     18,100   Bank One Corporation ...............      696,488
      4,600   BankAtlantic Bancorp, Inc., Class A        55,430
      1,400   Banknorth Group, Inc. ..............       36,428
      1,200   Commerce Bancorp, Inc. .............       53,040
      2,900   Fifth Third Bancorp ................      193,285
      5,120   FleetBoston Financial Corporation ..      165,632
      5,300   Greater Bay Bancorp ................      163,028
      8,300   Huntington Bancshares, Inc. ........      161,186
     20,700   Sovereign Bancorp, Inc. ............      309,465
      1,600   Wachovia Corporation ...............       61,088
      5,100   Wells Fargo & Company ..............      255,306
                                                    -----------
                                                      2,628,824
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.0%
     15,900   AOL Time Warner, Inc.+ .............      233,889
      3,500   Clear Channel Communications, Inc.+       112,070
     11,900   Comcast Corporation, Special Class A+     278,817
      8,300   Fox Entertainment Group, Inc., Class A+   180,525
      3,600   Liberty Media Corporation, Class A+        36,000
      1,100   Scripps (E.W.) Company, Class A ....       84,700
      5,418   Viacom, Inc., Class B+ .............      240,397
                                                    -----------
                                                      1,166,398
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

   BUILDING/CONSTRUCTION -- 1.2%
      3,900   Astec Industries, Inc.+ ............   $   62,751
      1,500   Beazer Homes USA, Inc.+ ............      120,000
      1,300   Centex Corporation .................       75,127
      2,100   D.R. Horton, Inc. ..................       54,663
      4,400   Masco Corporation ..................      119,284
        900   Pulte Homes, Inc. ..................       51,732
      2,000   Ryland Group, Inc. .................       99,500
      4,300   Standard-Pacific Corporation .......      150,844
                                                    -----------
                                                        733,901
                                                    -----------
   CHEMICALS -- 1.7%
      2,200   Arch Chemicals, Inc. ...............       53,746
      1,700   Celanese AG+ .......................       39,695
      9,800   Ferro Corporation ..................      295,470
      3,200   Georgia Gulf Corporation ...........       84,608
      6,500   Lyondell Chemical Company ..........       98,150
     10,600   Methanex Corporation+ ..............       87,556
     10,900   Millennium Chemicals, Inc. .........      153,145
     15,000   Omnova Solutions, Inc.+ ............      126,000
      7,800   PolyOne Corporation ................       87,750
                                                    -----------
                                                      1,026,120
                                                    -----------
   COMPUTER INDUSTRY -- 6.3%
      3,700   Apple Computer, Inc.+ ..............       65,564
      1,300   Avocent Corporation+ ...............       20,696
      1,800   Ceridian Corporation+ ..............       34,164
     18,100   Cisco Systems, Inc.+ ...............      252,495
     11,200   Compuware Corporation+ .............       67,984
      7,700   Crossroads Systems, Inc.+ ..........        7,854
     10,900   Dell Computer Corporation+ .........      284,926
        800   Drexler Technology Corporation+ ....       17,280
     31,100   Intel Corporation ..................      568,197
      1,000   International Business Machines
               Corporation .......................       72,000
      3,900   Legato Systems, Inc.+ ..............       14,040
      1,200   McDATA Corporation, Class B+ .......       10,680
     32,000   Microsoft Corporation+ .............    1,750,400
      1,800   NCR Corporation+ ...................       62,730
      3,000   Network Associates, Inc.+ ..........       57,810
        900   Overture Services, Inc.+ ...........       22,482
      6,400   Quest Software, Inc.+ ..............       92,992
     10,600   Red Hat, Inc.+ .....................       62,222
      8,700   Redback Networks, Inc.+ ............       15,573
     11,400   StorageNetworks, Inc.+ .............       22,446
      3,200   Sun Microsystems, Inc.+ ............       16,032
        400   Take-Two Interactive Software, Inc.+        8,236
     15,500   Technology Solutions Company+ ......       19,840
      2,600   Vastera, Inc.+ .....................       11,414
      2,344   VERITAS Software Corporation+ ......       46,388
      4,700   Yahoo!, Inc.+ ......................       69,372
                                                    -----------
                                                      3,673,817
                                                    -----------
   CONSUMER PRODUCTS -- 2.5%
      2,000   Avery Dennison Corporation .........      125,500
      3,300   Black & Decker Corporation .........      159,060
      5,200   Estee Lauder Companies, Inc., Class A     183,040
      9,400   Gillette Company ...................      318,378
        300   Kimberly-Clark Corporation .........       18,600
     11,100   Philip Morris Companies, Inc. ......      484,848
      1,200   Procter & Gamble Company ...........      107,160
      2,600   Snap-on, Inc. ......................       77,922
                                                    -----------
                                                      1,474,508
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

COMMON STOCKS -- (CONTINUED)
   ELECTRONICS -- 0.7%
      2,000   Arrow Electronics, Inc.+ ...........   $   41,500
        500   Avnet, Inc.+ .......................       10,995
      1,000   Millipore Corporation+ .............       31,980
      2,500   Parker-Hannifin Corporation ........      119,475
      3,700   Polycom, Inc.+ .....................       44,363
      6,000   Symbol Technologies, Inc. ..........       51,000
      6,800   Thermo Electron Corporation+ .......      112,200
                                                    -----------
                                                        411,513
                                                    -----------
   FINANCIAL SERVICES -- 6.2%
      2,700   Charles Schwab Corporation .........       30,240
     28,146   Citigroup, Inc. ....................    1,090,657
      5,900   Fannie Mae .........................      435,125
      2,600   Federal Agricultural Mortgage
               Corporation, Class C+ .............       69,420
      2,200   Federated Investors, Inc., Class B .       76,054
      9,000   First Data Corporation .............      338,940
      3,400   Freddie Mac ........................      208,080
        400   Goldman Sachs Group, Inc. ..........       29,340
      1,800   Household International, Inc. ......       89,460
     10,200   J.P. Morgan Chase & Company ........      345,984
      1,400   Lehman Brothers Holdings, Inc. .....       87,528
      3,850   MBIA, Inc. .........................      217,641
      2,800   Merrill Lynch & Company, Inc. ......      113,400
      4,600   Morgan Stanley Dean Witter & Company      198,168
      2,300   National Processing, Inc.+ .........       60,283
      6,000   Paychex, Inc. ......................      187,740
      2,000   Stilwell Financial, Inc. ...........       36,400
      1,800   Viad Corporation ...................       46,800
                                                    -----------
                                                      3,661,260
                                                    -----------
   FOOD AND BEVERAGES -- 1.7%
     11,000   Coca-Cola Company ..................      616,000
        200   Dean Foods Company+ ................        7,460
        300   Dole Food Company, Inc. ............        8,700
      1,500   Fresh Del Monte Produce, Inc. ......       37,500
         20   J.M. Smucker Company ...............          683
        500   Kraft Foods, Inc., Class A .........       20,475
      2,500   Pepsi Bottling Group, Inc. .........       77,000
      3,630   PepsiCo, Inc. ......................      174,966
      3,000   Sanderson Farms, Inc. ..............       75,030
                                                    -----------
                                                      1,017,814
                                                    -----------
   HEALTH CARE -- 4.4%
        800   Advanced Neuromodulation Systems,
               Inc.+ .............................       24,400
      3,200   Anthem, Inc.+ ......................      215,104
      2,400   Baxter International, Inc. .........      106,656
      2,400   Biomet, Inc. .......................       65,088
      5,400   HCA, Inc. ..........................      256,500
     19,500   Johnson & Johnson ..................    1,019,070
      4,200   Medtronic, Inc. ....................      179,970
      1,700   Respironics, Inc.+ .................       57,885
      1,000   St. Jude Medical, Inc.+ ............       73,940
      2,700   Tenet Healthcare Corporation+ ......      193,185
        300   Therasense, Inc.+ ..................        5,532
      2,500   Triad Hospitals, Inc.+ .............      106,800
        500   Trigon Healthcare, Inc.+ ...........       50,290
      1,400   UnitedHealth Group, Inc. ...........      128,170
          1   Viasys Healthcare, Inc.+ ...........            2
      3,470   Zimmer Holdings, Inc.+ .............      123,740
                                                    -----------
                                                      2,606,332
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

   HOTELS/RESORTS -- 0.4%
      5,000   Harrah's Entertainment, Inc.+ ......   $  221,750
                                                    -----------
   INSURANCE -- 3.6%
      3,600   AFLAC, Inc. ........................      115,200
      1,600   Allstate Corporation ...............       59,168
      3,100   Ambac Financial Group, Inc. ........      208,940
     19,441   American International Group, Inc. .    1,326,459
      1,300   Hartford Financial Services Group,
               Inc. ..............................       77,311
      2,000   HCC Insurance Holdings, Inc. .......       52,700
      6,600   MetLife, Inc. ......................      190,080
      1,100   Radian Group, Inc. .................       53,548
      2,100   UICI+ ..............................       42,336
                                                    -----------
                                                      2,125,742
                                                    -----------
   MANUFACTURED HOUSING -- 0.1%
      2,700   Coachmen Industries, Inc. ..........       38,880
      3,000   Fleetwood Enterprises, Inc.+ .......       26,100
                                                    -----------
                                                         64,980
                                                    -----------
   MANUFACTURING -- 4.1%
      1,000   3M Company .........................      123,000
      1,700   Albany International Corporation,
               Class A ...........................       45,747
      1,400   American Standard Companies, Inc.+ .      105,140
        200   Danaher Corporation ................       13,270
      1,200   Eaton Corporation ..................       87,300
      2,100   Furniture Brands International, Inc.+      63,525
     38,300   General Electric Company ...........    1,112,615
      4,700   Kennametal, Inc. ...................      171,550
      4,800   Owens-Illinois, Inc.+ ..............       65,952
      8,700   Pactiv Corporation+ ................      206,190
      3,800   Pentair, Inc. ......................      182,704
        700   SPX Corporation+ ...................       82,250
        500   Terex Corporation+ .................       11,245
      3,400   Tyco International Ltd. ............       45,934
      3,100   York International Corporation .....      104,749
                                                    -----------
                                                      2,421,171
                                                    -----------
   METALS/MINING -- 0.7%
      1,100   Alcan, Inc. ........................       41,272
      5,100   Century Aluminum Company ...........       75,939
      5,300   Freeport-McMoRan Copper & Gold, Inc.,
               Class B+ ..........................       94,605
     23,800   Kinross Gold Corporation+ ..........       54,502
      1,400   Phelps Dodge Corporation+ ..........       57,680
      5,600   Royal Gold, Inc. ...................       78,120
                                                    -----------
                                                        402,118
                                                    -----------
   OIL AND GAS -- 5.4%
        500   BJ Services Company+ ...............       16,940
      7,210   ChevronTexaco Corporation ..........      638,085
     18,600   Conoco, Inc. .......................      517,080
        700   ENSCO International, Inc. ..........       19,082
      2,300   Equitable Resources, Inc. ..........       78,890
     15,600   Exxon Mobil Corporation ............      638,352
      1,100   Grant Prideco, Inc.+ ...............       14,960
      1,700   Kinder Morgan, Inc. ................       64,634
     10,260   Phillips Petroleum Company .........      604,109
      4,400   Praxair, Inc. ......................      250,668
        700   Rowan Companies, Inc. ..............       15,015
      1,900   Smith International, Inc.+ .........      129,561
      2,900   Tesoro Petroleum Corporation+ ......       22,475
      3,500   Weatherford International Ltd.+ ....      151,200
                                                    -----------
                                                      3,161,051
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 5.7%
      7,400   Abbott Laboratories ................   $  278,610
      1,300   Bard (C.R.), Inc. ..................       73,554
        500   Barr Laboratories, Inc.+ ...........       31,765
      4,000   Biogen, Inc.+ ......................      165,720
     11,900   Bristol-Myers Squibb Company .......      305,830
      2,200   Gilead Sciences, Inc.+ .............       72,336
      9,900   Merck & Company, Inc. ..............      501,336
      1,600   Neurocrine Biosciences, Inc.+ ......       45,840
     38,900   Pfizer, Inc. .......................    1,361,500
      1,900   Schering-Plough Corporation ........       46,740
      1,000   Vertex Pharmaceuticals, Inc.+ ......       16,280
      9,000   Wyeth ..............................      460,800
                                                    -----------
                                                      3,360,311
                                                    -----------
   PRINTING/PUBLISHING -- 0.1%
      3,900   Playboy Enterprises, Inc., Class B+        49,725
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
      3,900   Apartment Investment & Management
               Company, Class A ..................      191,880
      2,600   Equity Residential .................       74,750
                                                    -----------
                                                        266,630
                                                    -----------
   RESTAURANTS -- 0.3%
      5,800   McDonald's Corporation .............      165,010
                                                    -----------
   RETAIL -- 4.5%
      1,800   Best Buy Company, Inc.+ ............       65,340
      6,300   Big Lots, Inc.+ ....................      123,984
        700   CDW Computer Centers, Inc.+ ........       32,767
      2,400   Christopher & Banks Corporation+ ...      101,520
      1,300   Coldwater Creek, Inc.+ .............       31,720
      6,200   CVS Corporation ....................      189,720
      5,900   Gap, Inc. ..........................       83,780
      7,700   Home Depot, Inc. ...................      282,821
      1,600   Insight Enterprises, Inc.+ .........       40,304
      1,200   J. Jill Group, Inc.+ ...............       45,540
      2,300   Kohl's Corporation+ ................      161,184
      6,590   Limited, Inc. ......................      140,367
      2,300   Lowe's Companies, Inc. .............      104,420
        900   Pacific Sunwear of California, Inc.+       19,953
      1,600   PETsMART, Inc.+ ....................       25,664
      7,300   Saks, Inc.+ ........................       93,732
      3,300   Target Corporation .................      122,562
      1,100   Tech Data Corporation+ .............       41,635
     17,400   Wal-Mart Stores, Inc. ..............      957,174
                                                    -----------
                                                      2,664,187
                                                    -----------
   SEMICONDUCTORS -- 1.3%
      2,900   Advanced Micro Devices, Inc.+ ......       28,188
     19,600   Agere Systems, Inc., Class A+ ......       27,440
      1,700   Analog Devices, Inc.+ ..............       50,490
      5,000   Applied Materials, Inc.+ ...........       95,100
      5,500   Atmel Corporation+ .................       34,430
      5,500   Fairchild Semiconductor Corporation,
               Class A+ ..........................      133,650
      2,500   Integrated Circuit Systems, Inc.+ ..       50,475
      1,000   Integrated Device Technology, Inc.+        18,140

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
      3,100   Intersil Corporation, Class A+ .....   $   66,278
      1,100   KLA-Tencor Corporation+ ............       48,389
      1,300   Lam Research Corporation+ ..........       23,374
      1,200   LTX Corporation+ ...................       17,136
        200   MIPS Technologies, Inc., Class A+ ..        1,234
      1,400   National Semiconductor Corporation+        40,838
      1,900   NVIDIA Corporation+ ................       32,642
        800   Photronics, Inc.+ ..................       15,152
      1,600   Semtech Corporation+ ...............       42,720
      1,500   Silicon Laboratories, Inc.+ ........       40,590
                                                    -----------
                                                        766,266
                                                    -----------
   SERVICES -- 0.7%
      1,800   BEA Systems, Inc.+ .................       16,938
      1,600   Cendant Corporation+ ...............       25,408
      2,933   ChoicePoint, Inc.+ .................      133,364
     13,500   CNET Networks, Inc. ................       26,865
      4,800   eFunds Corporation+ ................       45,547
      8,600   Exult, Inc.+ .......................       55,900
      1,200   Fluor Corporation ..................       46,740
      1,500   InterCept, Inc.+ ...................       31,080
                                                    -----------
                                                        381,842
                                                    -----------
   TELECOMMUNICATIONS -- 3.5%
      1,900   ALLTEL Corporation .................       89,300
     12,800   American Tower Corporation, Class A+       44,160
     26,900   AT&T Corporation ...................      287,830
     20,300   BellSouth Corporation ..............      639,450
     10,300   Citizens Communications Company+ ...       86,108
      3,900   Comverse Technology, Inc.+ .........       36,114
      8,600   Crown Castle International
               Corporation+ ......................       33,798
      6,300   Motorola, Inc.                             90,846
     14,900   Qwest Communications International,
               Inc.+ .............................       41,720
     18,100   Verizon Communications, Inc.              726,715
                                                    -----------
                                                      2,076,041
                                                    -----------
   TRANSPORTATION -- 0.1%
      1,900   Kansas City Southern+ ..............       31,825
        100   Landstar System, Inc.+ .............       10,685
                                                    -----------
                                                         42,510
                                                    -----------
   UTILITIES -- 1.6%
      2,000   AES Corporation+ ...................       10,840
      9,300   Catalytica Energy Systems, Inc.+ ...       29,388
     12,100   FirstEnergy Corporation ............      403,898
      6,700   Northeast Utilities ................      125,022
      7,000   TXU Corporation ....................      359,800
                                                    -----------
                                                        928,948
                                                    -----------
   WASTE MANAGEMENT -- 0.1%
      2,400   Republic Services, Inc.+ ...........       45,768
      1,000   Waste Connections, Inc.+ ...........       31,240
                                                    -----------
                                                         77,008
                                                    -----------
              Total Common Stocks
                (Cost $43,519,622) ...............   39,460,525
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------

U.S. TREASURY OBLIGATIONS -- 23.2%
   U.S. TREASURY BONDS -- 9.4%
 $  940,000   8.875% due 08/15/2017 ..............   $1,268,179
  1,741,000   10.375% due 11/15/2012 .............    2,238,205
  1,314,000   11.250% due 02/15/2015 .............    2,041,834
                                                    -----------
                                                      5,548,218
                                                    -----------
   U.S. TREASURY NOTES -- 13.8%
  5,470,000   5.750% due 11/15/2005 ..............    5,839,231
  2,047,000   6.500% due 10/15/2006 ..............    2,254,111
                                                    -----------
                                                      8,093,342
                                                    -----------
              Total U.S. Treasury Obligations
                (Cost $13,409,012) ...............   13,641,560
                                                    -----------
TOTAL INVESTMENTS (COST $56,928,634*) ....  90.4%   $53,102,085
OTHER ASSETS AND LIABILITIES (NET) .......   9.6      5,608,152
                                           ------   -----------
NET ASSETS ............................... 100.0%   $58,710,237
                                           =====    ===========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 94.6%
   ADVERTISING -- 1.4%
    105,800   Omnicom Group, Inc.(e) .............  $ 4,845,640
                                                    -----------
   AIRLINES -- 0.6%
    118,000   Southwest Airlines Company .........    1,906,880
                                                    -----------
   APPAREL AND TEXTILES -- 1.5%
     97,000   NIKE, Inc., Class B ................    5,204,050
                                                    -----------
   BANKS -- 2.4%
     22,500   Bank of America Corporation ........    1,583,100
    193,800   Bank of New York Company, Inc. .....    6,540,750
                                                    -----------
                                                      8,123,850
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 7.9%
    366,300   AOL Time Warner, Inc.+ .............    5,388,273
    296,100   Comcast Corporation,
               Special Class A+(e) ...............    7,059,024
    400,300   Cox Communications, Inc., Class A+(e)  11,028,265
     85,000   Viacom, Inc., Class B+ .............    3,771,450
                                                    -----------
                                                     27,247,012
                                                    -----------
   COMPUTER INDUSTRY -- 8.9%
    282,700   Cisco Systems, Inc.+ ...............    3,943,665
    250,000   Dell Computer Corporation+ .........    6,535,000
    150,000   Hewlett-Packard Company ............    2,292,000
     55,600   International Business Machines
               Corporation .......................    4,003,200
    215,300   Microsoft Corporation+ .............   11,776,910
    131,500   Oracle Corporation+ ................    1,245,305
     70,100   PeopleSoft, Inc.+ ..................    1,043,088
                                                    -----------
                                                     30,839,168
                                                    -----------
   CONSUMER PRODUCTS -- 1.9%
     67,300   Kimberly-Clark Corporation .........    4,172,600
     27,500   Procter & Gamble Company ...........    2,455,750
                                                    -----------
                                                      6,628,350
                                                    -----------
   ELECTRONICS -- 1.8%
     60,600   Agilent Technologies, Inc.+ ........    1,433,190
    210,300   Celestica, Inc.+ ...................    4,775,913
                                                    -----------
                                                      6,209,103
                                                    -----------
   FINANCIAL SERVICES -- 14.5%
     55,500   American Express Company ...........    2,015,760
    317,700   Citigroup, Inc. ....................   12,310,875
     94,300   Fannie Mae .........................    6,954,625
    135,000   First Data Corporation .............    5,022,000
    139,200   Freddie Mac ........................    8,519,040
    174,600   J.P. Morgan Chase & Company ........    5,922,432
     57,000   MBNA Corporation ...................    1,884,990
    175,000   Morgan Stanley Dean Witter & Company    7,539,000
                                                    -----------
                                                     50,168,722
                                                    -----------
   FOOD AND BEVERAGES -- 1.5%
    107,700   PepsiCo, Inc. ......................    5,191,140
                                                    -----------
   HEALTH CARE -- 10.9%
    152,100   Baxter International, Inc. .........    6,760,845
    219,800   HCA, Inc. ..........................   10,440,500
    113,100   Johnson & Johnson ..................    5,910,606
     80,800   Laboratory Corporation of America
               Holdings+(e) ......................    3,688,520
    116,800   UnitedHealth Group, Inc. ...........   10,693,040
                                                    -----------
                                                     37,493,511
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   INSURANCE -- 5.6%
     50,000   Allstate Corporation ...............  $ 1,849,000
    212,300   American International Group, Inc. .   14,485,229
     48,500   Hartford Financial Services Group,
               Inc. ..............................    2,884,295
                                                    -----------
                                                     19,218,524
                                                    -----------
   MANUFACTURING -- 3.5%
    420,100   General Electric Company ...........   12,203,905
                                                    -----------
   OIL AND GAS -- 8.9%
    103,700   Baker Hughes, Inc. .................    3,452,173
    192,800   BP Plc, ADR ........................    9,734,472
     66,000   ChevronTexaco Corporation ..........    5,841,000
    218,100   Exxon Mobil Corporation ............    8,924,652
     72,700   Transocean, Inc. ...................    2,264,605
    104,700   Williams Companies, Inc.(e) ........      627,153
                                                    -----------
                                                     30,844,055
                                                    -----------
   PHARMACEUTICALS -- 5.8%
     37,000   Allergan, Inc. .....................    2,469,750
     67,600   Bristol-Myers Squibb Company .......    1,737,320
     56,500   King Pharmaceuticals, Inc.+ ........    1,257,125
    418,500   Pfizer, Inc. .......................   14,647,500
                                                    -----------
                                                     20,111,695
                                                    -----------
   RETAIL -- 9.4%
    147,600   Best Buy Company, Inc.+ ............    5,357,880
     80,800   Federated Department Stores, Inc.+ .    3,207,760
    107,000   Kroger Company+ ....................    2,129,300
     75,000   Safeway, Inc.+ .....................    2,189,250
     36,000   Sears, Roebuck and Company .........    1,954,800
    319,400   Target Corporation .................   12,169,140
    138,000   Walgreen Company ...................    5,330,940
                                                    -----------
                                                     32,339,070
                                                    -----------
   SEMICONDUCTORS -- 3.9%
    195,200   Analog Devices, Inc.+ ..............    5,797,440
    136,000   Applied Materials, Inc.+ ...........    2,586,720
    242,300   Micron Technology, Inc.+(e) ........    4,899,306
                                                    -----------
                                                     13,283,466
                                                    -----------
   SERVICES -- 1.6%
     52,500   Automatic Data Processing, Inc. ....    2,286,375
     61,000   FedEx Corporation+ .................    3,257,400
                                                    -----------
                                                      5,543,775
                                                    -----------
   TELECOMMUNICATIONS -- 0.9%
    325,000   Nextel Communications, Inc., Class A+   1,043,250
    464,400   Sprint Corporation (PCS Group)+(e) .    2,075,868
                                                    -----------
                                                      3,119,118
                                                    -----------
   UTILITIES -- 0.7%
     80,000   Duke Energy Corporation ............    2,488,000
                                                    -----------
   WASTE MANAGEMENT -- 1.0%
    127,900   Waste Management, Inc.(e) ..........    3,331,795
                                                    -----------
              Total Common Stocks
                (Cost $422,039,028) ..............  326,340,829
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE-- 5.3%
   (Cost $18,421,086)
   FEDERAL HOME LOAN BANK (FHLB) -- 5.3%
$18,423,000   1.870%++ due 07/01/2002 ............  $ 18,421,086
                                                    ------------
TOTAL INVESTMENTS (COST $440,460,114*) ...  99.9%   $344,761,915
                                                    ------------

   NUMBER OF               EXPIRATION STRIKE
   CONTRACTS                  DATE     PRICE
   ---------               ---------- ------
LIABILITY FOR CALL OPTIONS WRITTEN-- 0.0%#
   (Premiums Received $11,400)
         75   ChevronTexaco
               Corporation...09/21/02  $95.00            (7,875)
                                                    ------------
OTHER ASSETS AND LIABILITIES (NET) ........   0.1        424,384
                                            -----   ------------
NET ASSETS ................................ 100.0%  $345,178,424
                                            =====   ============

----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.
  # Amount represents less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 96.6%
   AEROSPACE/DEFENSE -- 1.4%
     72,900   Alliant Techsystems, Inc.+ .........  $ 4,651,020
                                                    -----------
   AIRLINES -- 1.8%
    374,350   Southwest Airlines Company .........    6,049,496
                                                    -----------
   AUTOMOTIVE -- 4.3%
    143,280   Autoliv, Inc. ......................    3,610,656
    135,650   Harley-Davidson, Inc. ..............    6,954,775
    127,250   Navistar International Corporation+     4,072,000
                                                    -----------
                                                     14,637,431
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.3%
    141,150   Univision Communications, Inc.,
               Class A+(e) .......................    4,432,110
                                                    -----------
   BUILDING/CONSTRUCTION -- 2.4%
    190,175   D.R. Horton, Inc.(e) ...............    4,950,255
    117,500   Masco Corporation ..................    3,185,425
                                                    -----------
                                                      8,135,680
                                                    -----------
   COMPUTER INDUSTRY -- 19.6%
    103,550   Amazon.com, Inc.+(e) ...............    1,682,687
    115,000   Electronic Arts, Inc.+(e) ..........    7,595,750
    331,050   Emulex Corporation+ ................    7,451,936
    166,650   Intuit, Inc.+ ......................    8,285,838
  1,156,100   Juniper Networks, Inc.+(e) .........    6,531,965
     12,850   Mercury Interactive Corporation+(e)       295,036
    703,000   Network Appliance, Inc.+(e) ........    8,724,230
    373,600   Overture Services, Inc.+ ...........    9,332,528
    625,250   PeopleSoft, Inc.+(e) ...............    9,303,720
    260,200   VERITAS Software Corporation+ ......    5,149,358
    112,050   Yahoo!, Inc.+(e) ...................    1,653,858
                                                    -----------
                                                     66,006,906
                                                    -----------
   CONSUMER PRODUCTS -- 1.3%
     81,100   Avon Products, Inc. ................    4,236,664
                                                    -----------
   ELECTRONICS -- 2.2%
    377,800   Applera Corporation-Applied
               Biosystems Group(e) ...............    7,363,322
                                                    -----------
   FINANCIAL SERVICES -- 6.1%
    266,900   Concord EFS, Inc.+ ..................   8,044,366
    100,000   HealthCare Financial Partners, Inc.^    1,350,000
    138,100   Investors Financial Services
               Corporation .......................    4,631,874
    130,200   Legg Mason, Inc. ...................    6,407,142
                                                    -----------
                                                     20,433,382
                                                    -----------
   HEALTH CARE -- 4.3%
    233,050   Abgenix, Inc.+ .....................    2,304,864
     25,900   Anthem, Inc.+(e) ...................    1,740,998
     77,350   Cytyc Corporation+(e) ..............      589,407
    174,700   Health Management Associates, Inc.,
               Class A+(e) .......................    3,520,205
     72,100   Quest Diagnostics, Inc.+(e) ........    6,204,205
                                                    -----------
                                                     14,359,679
                                                    -----------
   HOTELS/RESORTS -- 1.7%
    173,650   MGM Mirage+(e) .....................    5,860,687
                                                    -----------
   INSURANCE -- 1.5%
     60,850   XL Capital Ltd., Class A ...........    5,153,995
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   MANUFACTURING -- 3.3%
     84,250   Danaher Corporation(e) .............  $ 5,589,988
     77,450   ITT Industries, Inc.+ ..............    5,467,970
                                                    -----------
                                                     11,057,958
                                                    -----------
   OIL AND GAS -- 2.1%
    157,350   Baker Hughes, Inc. .................    5,238,181
     30,850   Kerr-McGee Corporation .............    1,652,018
                                                    -----------
                                                      6,890,199
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.7%
    370,850   Smurfit-Stone Container
               Corporation+(e) ...................    5,718,507
                                                    -----------
   PHARMACEUTICALS -- 10.4%
    245,140   Affymetrix, Inc.+ ..................    5,880,908
    183,700   Cerus Corporation+(e) ..............    6,223,756
     60,700   Express Scripts, Inc.+(e) ..........    3,041,677
     92,950   Forest Laboratories, Inc.+ .........    6,580,860
    168,400   MedImmune, Inc.+ ...................    4,445,760
    437,904   Millennium Pharmaceuticals, Inc.+(e)    5,320,534
    196,450   SICOR, Inc.+                            3,642,183
                                                    -----------
                                                     35,135,678
                                                    -----------
   RETAIL -- 4.6%
    201,175   Best Buy Company, Inc.+ ............    7,302,653
    140,600   CDW Computer Centers, Inc.+(e) .....    6,581,486
     48,800   Tiffany & Company ..................    1,717,760
                                                    -----------
                                                     15,601,899
                                                    -----------
   SEMICONDUCTORS -- 13.9%
    160,250   Fairchild Semiconductor Corporation,
               Class A+(e) .......................    3,894,075
    397,600   Integrated Circuit Systems, Inc.+(e)    8,027,544
    404,960   Intersil Corporation, Class A+(e) ..    8,658,045
    117,600   KLA-Tencor Corporation+ ............    5,173,224
    159,900   Marvell Technology Group Ltd.+ .....    3,180,411
    194,925   Microchip Technology, Inc.+ ........    5,346,793
    301,000   NVIDIA Corporation+(e) .............    5,171,180
    277,220   Silicon Laboratories, Inc.+(e) .....    7,501,573
                                                    -----------
                                                     46,952,845
                                                    -----------
   SERVICES -- 9.5%
    586,100   Cendant Corporation+(e) ............    9,307,268
    244,300   eBay, Inc.+(e) .....................   15,053,766
    151,100   Robert Half International, Inc.+ ...    3,520,630
    196,350   TMP Worldwide, Inc.+ ...............    4,221,525
                                                    -----------
                                                     32,103,189
                                                    -----------
   TELECOMMUNICATIONS -- 2.6%
    567,850   Nextel Communications, Inc.,
               Class A+(e) .......................    1,822,798
    545,950   Qwest Communications International,
               Inc.+ .............................    1,528,660
  1,183,150   Sprint Corporation (PCS Group)+(e)      5,288,681
                                                    -----------
                                                      8,640,139
                                                    -----------
   WASTE MANAGEMENT -- 0.6%
     57,600   Stericycle, Inc.+ ..................    2,039,616
                                                    -----------
              Total Common Stocks
                (Cost $368,304,940) ..............  325,460,402
                                                    -----------
PREFERRED STOCKS -- 0.0%#
   (Cost $141)
   PHARMACEUTICALS -- 0.0%#
          7   Hybridon, Inc., Series A**^ ........          211
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
WARRANTS -- 0.0%#
   (Cost $0)
   PHARMACEUTICALS -- 0.0%#
     30,995   Hybridon, Inc.+**^ .................  $      1,550
                                                    ------------
TOTAL INVESTMENTS (COST $368,305,081*) ...  96.6%   $325,462,163
OTHER ASSETS AND LIABILITIES (NET) .......   3.4      11,511,490
                                           ------   ------------
NET ASSETS ..............................  100.0%   $336,973,653
                                           =====    ============
----------------------
 *  Aggregate cost for Federal tax purposes.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security. ^ Illiquid security. # Amount represents less than 0.1%.
(e) Securities in whole or in part on loan at June 30, 2002.


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                        CAPITAL GUARDIAN SMALL CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 93.4%
   ADVERTISING -- 0.6%
     59,100   ADVO, Inc.+ ........................  $ 2,284,215
    193,400   Penton Media, Inc.+(e) .............      415,810
                                                    -----------
                                                      2,700,025
                                                    -----------
   AEROSPACE/DEFENSE -- 1.0%
    190,000   Armor Holdings, Inc.+(e) ...........    4,845,000
                                                    -----------
   AIRLINES -- 0.9%
    222,000   ExpressJet Holdings, Inc.+ .........    2,897,100
     54,200   SkyWest, Inc. ......................    1,267,738
                                                    -----------
                                                      4,164,838
                                                    -----------
   APPAREL AND TEXTILES -- 1.0%
     70,000   Kellwood Company ...................    2,275,000
    179,000   Stride Rite Corporation ............    1,432,000
    121,000   Vans, Inc.+ ........................      982,641
                                                    -----------
                                                      4,689,641
                                                    -----------
   AUTOMOTIVE -- 2.6%
     34,000   BorgWarner, Inc. ...................    1,963,840
     96,100   Briggs & Stratton Corporation(e) ...    3,713,304
     35,000   Cummins, Inc.(e) ...................    1,158,500
     40,900   Oshkosh Truck Corporation(e) .......    2,417,599
     52,200   Polaris Industries, Inc. ...........    3,393,000
                                                    -----------
                                                     12,646,243
                                                    -----------
   BANKS -- 4.4%
    102,044   BOK Financial Corporation+ .........    3,414,392
     71,100   Citizens Banking Corporation .......    2,060,478
    124,250   First Midwest Bancorp, Inc. ........    3,451,665
    137,812   Fulton Financial Corporation .......    2,608,781
    154,000   Net.B@nk, Inc.+ ....................    1,794,100
     82,665   Provident Bankshares Corporation ...    1,958,334
     34,500   South Financial Group, Inc. ........      773,111
     41,800   Southern Financial Bancorp, Inc. ...    1,335,928
    119,900   Sterling Bancshares, Inc. ..........    1,770,923
    122,000   Waypoint Financial Corporation .....    2,385,100
                                                    -----------
                                                     21,552,812
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 5.2%
     75,000   Acme Communications, Inc.+ .........      591,675
    112,700   Cox Radio, Inc., Class A+ ..........    2,716,070
     88,900   Cumulus Media, Inc., Class A+ ......    1,225,042
    124,800   Emmis Communications Corporation,
               Class A+(e) .......................    2,644,512
     42,600   Entercom Communications
               Corporation+(e) ...................    1,955,340
    119,300   Entravision Communications
               Corporation, Class A+ .............    1,461,425
    299,500   Insight Communications Company, Inc.+   3,644,915
    276,300   Mediacom Communications
               Corporation+(e) ...................    2,152,377
     30,000   Radio One, Inc., Class A+ ..........      446,100
    335,000   Radio One, Inc., Class D+(e) .......    4,981,450
    126,000   World Wrestling Federation
               Entertainment, Inc.+ ..............    1,781,640
    117,000   XM Satellite Radio Holdings, Inc.,
               Class A+(e) .......................      859,950
     52,000   Young Broadcasting, Inc., Class A+ .      924,560
                                                    -----------
                                                     25,385,056
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.9%
    111,400   Astec Industries, Inc.+ ............    1,792,426
      7,900   NVR, Inc.+ .........................    2,551,700
                                                    -----------
                                                      4,344,126
                                                    -----------
   CHEMICALS -- 4.3%
    290,900   Ferro Corporation ..................  $ 8,770,635
     88,600   Lyondell Chemical Company ..........    1,337,860
    219,000   Methanex Corporation+ ..............    1,808,940
    193,100   NOVA Chemicals Corporation .........    4,354,405
     78,000   OM Group, Inc. .....................    4,836,000
                                                    -----------
                                                     21,107,840
                                                    -----------
   COMPUTER INDUSTRY -- 4.5%
     85,000   Adept Technology, Inc.+(e) .........      178,500
    204,200   Click Commerce, Inc.+ ..............      228,704
     34,000   Cognizant Technology Solutions
               Corporation+ ......................    1,827,500
    105,000   DoubleClick, Inc.+ .................      779,100
    360,300   EarthLink, Inc.+(e) ................    2,421,216
    512,400   Gateway, Inc.+(e) ..................    2,275,056
     67,300   InforMax, Inc.+(e) .................       60,570
    106,100   Intergraph Corporation+ ............    1,850,405
    247,800   Ixia+ ..............................    1,442,196
     82,400   MatrixOne, Inc.+ ...................      495,224
    110,000   NIC, Inc.+ .........................      162,800
    353,000   Pinnacle Systems, Inc.+ ............    3,879,117
     50,000   Pixar, Inc.+ .......................    2,205,000
     90,000   Saba Software, Inc.+(e) ............      229,500
    216,300   Selectica, Inc.+ ...................      858,711
     84,800   THQ, Inc.+(e) ......................    2,528,736
    117,400   Witness Systems, Inc.+ .............      866,412
                                                    -----------
                                                     22,288,747
                                                    -----------
   CONSUMER PRODUCTS-- 2.9%
    151,000   American Greetings Corporation,
               Class A+(e) .......................    2,515,660
     59,800   Libbey, Inc. .......................    2,039,180
    115,000   Martha Stewart Living Omnimedia,
               Inc., Class A+(e) .................    1,319,050
    118,000   Pennzoil-Quaker State Company ......    2,540,540
     70,000   Rayovac Corporation+ ...............    1,291,500
    104,500   Scotts Company, Class A+ ...........    4,744,300
                                                    -----------
                                                     14,450,230
                                                    -----------
   EDUCATION -- 0.2%
    200,000   Click2learn.com, Inc.+(e) ..........      341,100
     53,000   Riverdeep Group Plc, ADR+(e) .......      824,680
                                                    -----------
                                                      1,165,780
                                                    -----------
   ELECTRONICS -- 4.2%
    247,500   Advanced Energy Industries, Inc.+ ..    5,489,550
    214,100   Electro Scientific Industries, Inc.+    5,202,630
    244,800   FEI Company+ .......................    6,000,048
     69,100   SonoSite, Inc.+ ....................      997,113
    298,200   UNOVA, Inc.+ .......................    1,935,318
    149,000   Zygo Corporation+ ..................    1,199,450
                                                    -----------
                                                     20,824,109
                                                    -----------
   FINANCIAL SERVICES -- 2.5%
    204,000   American Capital Strategies Ltd.(e)     5,603,880
     53,900   AmeriCredit Corporation+(e) ........    1,511,895
    161,600   Digital Insight Corporation+ .......    2,658,320
    145,000   LendingTree, Inc.+(e) ..............    1,842,950
    150,000   Medallion Financial Corporation ....      792,000
                                                    -----------
                                                     12,409,045
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                        CAPITAL GUARDIAN SMALL CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   FOOD AND BEVERAGES -- 5.3%
     52,000   Adolph Coors Company, Class B ......  $ 3,239,600
    118,000   Corn Products International, Inc. ..    3,672,160
    161,400   Dreyer's Grand Ice Cream, Inc. .....   11,072,040
     74,600   Hain Celestial Group, Inc.+ ........    1,380,100
     72,800   Performance Food Group Company+ ....    2,465,008
     47,400   Robert Mondavi Corporation, Class A+    1,622,502
     62,270   Tootsie Roll Industries, Inc. ......    2,401,131
                                                    -----------
                                                     25,852,541
                                                    -----------
   HEALTH CARE -- 3.2%
    140,000   Aspect Medical Systems, Inc.+ ......      504,000
    120,000   ChromaVision Medical Systems, Inc.+       214,800
    115,300   Conceptus, Inc.+ ...................    1,901,297
     33,400   CTI Molecular Imaging, Inc.+(e) ....      766,196
    103,000   LifePoint Hospitals, Inc.+(e) ......    3,739,930
     50,700   MedSource Technologies, Inc.+ ......      621,075
    110,000   Orthodontic Centers of America, Inc.+   2,523,400
     72,100   Triad Hospitals, Inc.+(e) ..........    3,080,112
    120,600   Wright Medical Group, Inc.+ ........    2,431,296
                                                    -----------
                                                     15,782,106
                                                    -----------
   INSURANCE -- 3.3%
     77,100   Berkley (W.R.) Corporation .........    4,240,500
     59,600   Everest Re Group Ltd. ..............    3,334,620
     62,470   Fidelity National Financial, Inc. ..    1,974,052
    150,200   First American Corporation .........    3,387,010
     46,000   Max Re Capital Ltd.                       621,000
     58,100   Philadelphia Consolidated Holding
               Corporation+ ......................    2,634,254
                                                    -----------
                                                     16,191,436
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 2.2%
    539,500   Acclaim Entertainment, Inc.+(e)         1,904,435
     60,500   International Speedway Corporation,
               Class A ...........................    2,426,050
     86,000   Intrawest Corporation ..............    1,460,280
      8,900   NetFlix, Inc.+(e) ..................      124,511
    182,000   Speedway Motorsports, Inc.+ ........    4,628,260
                                                    -----------
                                                     10,543,536
                                                    -----------
   MANUFACTURING -- 5.3%
    153,600   AptarGroup, Inc. ...................    4,723,200
    125,300   Columbus McKinnon Corporation+ .....    1,082,592
     43,900   Donaldson Company, Inc. ............    1,538,256
     87,000   Gardner Denver, Inc.+ ..............    1,740,000
    101,800   GrafTech International Ltd.+ .......    1,252,140
    120,000   Ionics, Inc.+ ......................    2,910,000
     90,800   Pentair, Inc. ......................    4,365,664
    292,000   Power-One, Inc.+ ...................    1,816,240
    223,000   Valence Technology, Inc.+(e) .......      307,740
    151,700   Wilson Greatbatch Technologies, Inc.+   3,865,316
     67,000   York International Corporation          2,263,930
                                                    -----------
                                                     25,865,078
                                                    -----------
   METALS/MINING -- 0.6%
     30,500   Arch Coal, Inc.(e) .................      692,655
     65,000   CONSOL Energy, Inc. ................    1,381,250
     68,700   Massey Energy Company ..............      872,490
                                                    -----------
                                                      2,946,395
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL AND GAS -- 2.5%
     32,800   Cabot Oil & Gas Corporation, Class A  $   749,480
     82,100   Helmerich & Payne, Inc. ............    2,932,612
    118,800   Hydril Company+ ....................    3,183,840
     16,200   Premcor, Inc.+ .....................      416,664
    300,000   San Juan Basin Royalty Trust .......    3,321,000
     34,800   SEACOR SMIT, Inc.+ .................    1,647,780
                                                    -----------
                                                     12,251,376
                                                    -----------
   PHARMACEUTICALS -- 4.8%
    267,700   Aclara Biosciences, Inc.+ ..........      460,444
     50,000   American Pharmaceutical Partners,
               Inc.+(e) ..........................      618,000
    130,000   Antigenics, Inc.+(e) ...............    1,280,500
     49,500   Charles River Laboratories
               International, Inc.+(e) ...........    1,734,975
     83,000   Diversa Corporation+ ...............      825,850
     88,000   Durect Corporation+ ................      704,000
    225,000   Exelixis, Inc.+ ....................    1,694,250
     96,000   Genaissance Pharmaceuticals, Inc.+ .      126,720
     95,000   Gene Logic, Inc.+ ..................    1,330,000
    375,000   Heska Corporation+ .................      183,900
    122,400   ILEX Oncology, Inc.+ ...............    1,724,616
    217,000   Illumina, Inc.+ ....................    1,458,240
    110,000   Kendle International, Inc.+ ........    1,496,000
    148,000   Lexicon Genetics, Inc.+ ............      723,572
        379   Nexell Therapeutics, Inc.+ .........           23
     92,300   Protein Design Labs, Inc.+ .........    1,002,378
     85,500   Scios, Inc.+ .......................    2,617,155
     44,600   SICOR, Inc.++ ......................      826,884
    112,200   Tanox, Inc.+ .......................    1,215,126
     80,000   Trimeris, Inc.+(e) .................    3,551,200
     10,900   Vical, Inc.+ .......................       57,552
                                                    -----------
                                                     23,631,385
                                                    -----------
   REAL ESTATE -- 0.6%
    533,700   HomeStore.com, Inc.+(e) ............      768,528
    147,900   Trammell Crow Company+ .............    2,107,575
                                                    -----------
                                                      2,876,103
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 3.6%
    210,000   America First Mortgage Investments,
               Inc. ..............................    2,068,500
    337,600   Annaly Mortgage Management, Inc.(e)     6,549,440
    173,500   Anthracite Capital, Inc. ...........    2,298,875
    197,500   MeriStar Hospitality Corporation(e)     3,011,875
     47,000   Reckson Associates Realty
               Corporation(e) ....................    1,170,300
     70,500   SL Green Realty Corporation(e)          2,513,325
                                                    -----------
                                                     17,612,315
                                                    -----------
   RESTAURANTS -- 2.5%
    136,500   California Pizza Kitchen, Inc.+(e) .    3,385,200
     76,600   CEC Entertainment, Inc.+ ...........    3,163,580
     43,500   Landry's Restaurants, Inc. .........    1,109,685
    245,000   Ruby Tuesday, Inc. .................    4,753,000
                                                    -----------
                                                     12,411,465
                                                    -----------
   RETAIL -- 3.2%
    178,000   American Eagle Outfitters, Inc.+ ...    3,762,920
    105,500   Charlotte Russe Holding, Inc.+ .....    2,355,815
    100,400   Factory 2-U Stores, Inc.+ ..........    1,390,540
     21,200   Galyan's Trading Company+(e) .......      471,912
     95,500   Genesco, Inc.+(e) ..................    2,325,425
     81,000   Lithia Motors, Inc., Class A+ ......    2,121,390
    150,000   WESCO International, Inc.+ .........      945,000
     81,600   Williams-Sonoma, Inc.+ .............    2,501,856
                                                    -----------
                                                     15,874,858
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                        CAPITAL GUARDIAN SMALL CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS -- 11.3%
    218,000   American Superconductor
               Corporation+(e) ...................  $ 1,190,280
     97,500   ANADIGICS, Inc.+(e) ................      803,400
    150,000   ASM International N.V.+(e) .........    2,589,000
    371,200   Credence Systems Corporation+ ......    6,596,224
    153,000   Cymer, Inc.+ .......................    5,361,120
    115,800   Electroglas, Inc.+(e) ..............    1,158,000
    307,500   EMCORE Corporation+ ................    1,845,000
    254,000   Exar Corporation+ ..................    5,008,880
    214,800   Helix Technology Corporation .......    4,424,880
    509,200   Kulicke & Soffa Industries, Inc.+(e)    6,308,988
     30,000   LogicVision, Inc.+ .................      160,500
    471,300   LTX Corporation+(e) ................    6,730,164
    104,000   MIPS Technologies, Inc., Class A+(e)      641,680
     20,000   MIPS Technologies, Inc., Class B+ ..      111,400
    123,200   Monolithic System Technology, Inc.+     1,371,216
    215,000   Multilink Technology Corporation+ ..      107,500
    123,000   Nanometrics, Inc.+ .................    1,953,117
    109,800   Power Integrations, Inc.+ ..........    1,965,310
    205,200   Therma-Wave, Inc.+ .................    2,337,228
    539,000   TranSwitch Corporation+ ............      344,960
    191,700   Veeco Instruments, Inc.+ ...........    4,430,187
                                                    -----------
                                                     55,439,034
                                                    -----------
   SERVICES -- 5.3%
    160,700   Administaff, Inc.+(e) ..............    1,607,000
    101,300   Alloy, Inc.+(e) ....................    1,462,772
    120,600   Arbitron, Inc.+ ....................    3,762,720
    280,800   CNET Networks, Inc.(e) .............      558,792
    114,000   CoStar Group, Inc.+ ................    2,340,420
     75,000   Forrester Research, Inc.+ ..........    1,454,925
      8,600   Gaiam, Inc.+ .......................      125,904
     39,700   Hotels.com, Class A+(e) ............    1,676,531
    133,700   Manugistics Group, Inc.+ ...........      816,907
    117,000   MicroStrategy, Inc., Class A+(e) ...       58,500
     66,000   NetRatings, Inc.+ ..................      603,900
     22,600   ProQuest Company+ ..................      801,170
    227,100   Quanta Services, Inc.+ .............    2,241,477
     68,600   Resources Connection, Inc.+ ........    1,851,514
     53,000   School Specialty, Inc.+ ............    1,407,680
    170,000   Steiner Leisure Ltd.+ ..............    2,465,000
    400,000   Stewart Enterprises, Inc., Class A+     2,548,000
                                                    -----------
                                                     25,783,212
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   TELECOMMUNICATIONS -- 1.4%
     51,000   Advanced Fibre Communications, Inc.+ $    843,540
    231,000   Alliance Fiber Optic Products, Inc.+      164,010
     38,800   Anaren Microwave, Inc.+ ............      335,232
    284,000   Aspect Communications Corporation+(e)     908,800
    383,000   Avanex Corporation+ ................      743,020
    181,000   Cable Design Technologies Corporation+  1,945,750
    170,300   Carrier Access Corporation+ ........      229,905
    101,100   Metawave Communications Corporation+       21,231
     23,000   New Focus, Inc.+ ...................       68,310
     90,000   Newport Corporation+ ...............    1,409,400
    236,900   Optical Communication Products, Inc.+     289,018
                                                    -----------
                                                      6,958,216
                                                    -----------
   TRANSPORTATION -- 0.3%
     74,000   Werner Enterprises, Inc. ...........    1,576,940
                                                    -----------
   UTILITIES -- 2.8%
    110,000   Energen Corporation ................    2,975,500
    100,000   New Jersey Resources Corporation ...    2,985,000
    110,000   South Jersey Industries, Inc. ......    3,712,500
     72,800   Southwest Gas Corporation ..........    1,801,800
     88,000   WGL Holdings, Inc. .................    2,288,000
                                                    -----------
                                                     13,762,800
                                                    -----------
              Total Common Stocks
                (Cost $569,703,884) ..............  457,932,288
                                                   ------------
TOTAL INVESTMENTS (COST $569,703,884*) ...  93.4%  $457,932,288
OTHER ASSETS AND LIABILITIES (NET) .......   6.6     32,473,200
                                           ------  ------------
NET ASSETS ............................... 100.0%  $490,405,488
                                           =====   ============
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
(e) Securities in whole or in part on loan at June 30, 2002.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                CORE BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
ASSET BACKED SECURITIES-- 0.5%
 $  600,945   Advanta Mortgage Loan Trust,
               2.212%(a) due 11/25/2029 {STEP} ...  $   601,076
    500,000   Bayview Financial Acquisition Trust,
               4.902%(a) due 11/25/2030** {STEP} .      501,562
                                                    -----------
              Total Asset Backed Securities
                (Cost $1,101,666) ................    1,102,638
                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS-- 29.1%
    430,758   Bear Stearns Adjustable Rate
                Mortgage Trust,
               6.626%+++ due 09/25/2031 ..........      442,430
              Citicorp Mortgage Securities, Inc.:
  1,207,988    4.150% due 12/25/2031 .............    1,170,728
  1,863,548    5.900% due 09/25/2031 .............    1,885,324
  1,890,725   CNL Commercial Loan Trust,
               2.479%+++ due 10/20/2027** ........    1,890,725
  2,066,425   Countrywide Home Loans,
               5.250% due 05/25/2032 .............    2,069,039
              Federal Home Loan Mortgage
               Corporation (FHLMC):
  1,995,755    2.190%+++ due 12/15/2029 ..........    1,997,882
  1,700,000    2.290%+++ due 02/15/2025 ..........    1,694,178
      8,996    2.325%+++ due 06/15/2020 ..........        8,996
  1,382,813    5.000% due 01/15/2013 .............    1,411,729
  2,888,607    5.500% due 10/15/2013 .............    2,968,636
  7,000,000    5.750% due 12/15/2016 .............    7,264,354
  2,503,946    5.800% due 06/15/2026 .............    2,562,676
  1,881,737    6.000% due 12/15/2028 .............    1,954,785
  2,229,849    6.500% due 05/15/2025 .............    2,304,154
  2,182,462    7.500% due 03/15/2028 .............    2,228,898
              Federal National Mortgage
               Association (FNMA):
  2,884,922    2.340%+++ due 03/25/2017 ..........    2,869,223
  3,000,000    6.000% due 05/25/2005 .............    3,058,775
  3,100,000    6.350% due 01/25/2022 .............    3,213,497
  6,989,162    6.500% due 12/25/2007 .............    7,250,957
  7,000,000    6.500% due 12/25/2007 .............    7,236,508
              First Nationwide Trust:
  1,728,557    6.240% due 02/27/2029 .............    1,768,254
    475,278    8.500% due 09/25/2031 .............      504,756
    500,000   G-Wing Ltd.,
               4.213%+++ due 11/06/2011**^ .......      500,000
    412,288   Nomura Asset Acceptance Corporation,
               7.000% due 02/19/2030** ...........      421,366
  1,000,000   Residential Accredit Loans, Inc.,
               5.500% due 06/25/2017 .............    1,020,176
  2,500,000   Residential Funding Mortgage
               Securities I,
               6.000% due 08/25/2031 .............    2,543,987
    452,404   Washington Mutual, Inc.,
               6.587%+++ due 10/19/2039 ..........      468,519
    830,500   Wells Fargo Mortgage-Backed
               Securities Trust,
               6.566%+++ due 10/25/2031 ..........      846,424
                                                    -----------
              Total Collateralized Mortgage
                Obligations
                (Cost $63,475,596) ...............   63,556,976
                                                    -----------
CORPORATE BONDS -- 10.3%
   AIRLINES -- 1.0%
  1,550,000   Continental Airlines,
               7.056% due 03/15/2011 .............    1,596,228
    300,000   Delta Air Lines, Inc.,
               10.430% due 01/02/2011**^ .........      302,878
    250,000   United Air Lines, Inc.,
               14.335%(a) due 04/07/2016 {STEP} ..      199,194
                                                    -----------
                                                      2,098,300
                                                    -----------
   AUTOMOTIVE -- 0.8%
 $  400,000   DaimlerChrysler NA Holdings,
               8.500% due 01/18/2031 .............  $   443,476
  1,450,000   Ford Motor Company,
               7.450% due 07/16/2031 .............    1,353,546
                                                    -----------
                                                      1,797,022
                                                    -----------
   BANKS -- 1.5%
  3,200,000   KFW International Finance,
               4.250% due 04/18/2005 .............    3,255,446
                                                    -----------
   BROADCAST, RADIO AND TELEVISION-- 0.2%
    400,000   AOL Time Warner, Inc.,
               7.700% due 05/01/2032 .............      355,794
                                                    -----------
   FINANCIAL SERVICES-- 1.1%
    500,000   Bear Stearns Company, Inc.,
               2.496%+++ due 05/24/2004 ..........      502,446
    500,000   Gemstone Investors Ltd.,
               7.710% due 10/31/2004** ...........      487,576
  1,400,000   General Motors Acceptance Corporation,
               8.000% due 11/01/2031 .............    1,435,948
                                                    -----------
                                                      2,425,970
                                                    -----------
   OIL AND GAS-- 1.7%
    150,000   Coastal Corporation,
               7.750% due 06/15/2010 .............      148,723
    500,000   Conoco Funding Company,
               6.350% due 10/15/2011 .............      519,290
    400,000   Dynegy Holdings, Inc.,
               8.750% due 02/15/2012 .............      298,518
              El Paso Corporation:
  1,000,000    7.750% due 01/15/2032 .............      929,889
  1,000,000    7.800% due 08/01/2031 .............      938,585
              Williams Companies, Inc.:
    530,000    7.500% due 01/15/2031 .............      381,502
    170,000    7.625% due 07/15/2019 .............      134,102
    600,000    7.750% due 06/15/2031 .............      440,785
                                                    -----------
                                                      3,791,394
                                                    -----------
   RETAIL-- 0.3%
    670,000   Kroger Company,
               2.650%+++ due 08/16/2002 ..........      670,152
                                                    -----------
   TELECOMMUNICATIONS-- 3.5%
  1,350,000   AT&T Corporation,
               7.300% due 11/15/2011** ...........    1,122,595
    490,000   AT&T Wireless Services, Inc.,
               8.125% due 05/01/2012 .............      400,316
  1,900,000   Deutsche Telekom International Finance,
               7.523%(a) due 06/15/2030 {STEP} ...    1,771,495
              France Telecom:
    400,000    7.349%(a) due 03/01/2011 {STEP} ...      365,865
  1,000,000    7.683%(a) due 03/01/2031 {STEP} ...      886,846
              Qwest Capital Funding:
    200,000    7.000% due 08/03/2009 .............      112,000
    600,000    7.250% due 02/15/2011 .............      339,000
    930,000   Qwest Corporation,
               8.875% due 03/15/2012** ...........      832,350
              Sprint Capital Corporation:
  1,390,000    8.375% due 03/15/2012 .............    1,153,330
    750,000    8.750% due 03/15/2032** ...........      565,243
                                                    -----------
                                                      7,549,040
                                                    -----------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                CORE BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- (CONTINUED)
   UTILITIES -- 0.2%
 $  500,000   Commonwealth Edison Company,
               7.375% due 09/15/2002 .............  $   504,850
                                                    -----------
              Total Corporate Bonds
                (Cost $24,036,167) ...............   22,447,968
                                                    -----------
FOREIGN CURRENCY DENOMINATED ISSUES (D) -- 7.8%
   GERMANY (EUR) -- 5.3%
              Bundesrepublik Deutschland:
  7,100,000   250% due 07/04/2010 ................    7,179,027
    400,000   5.250% due 01/04/2011 ..............      404,282
  4,032,000   Bundesschatzanweisungen,
               4.750% due 12/13/2002 .............    4,002,716
                                                    -----------
                                                     11,586,025
                                                    -----------
   ITALY (EUR) -- 2.5%
  5,500,000   Buoni del Tesoro Poliennali,
               5.000% due 05/01/2008 .............    5,501,184
                                                    -----------
              Total Foreign Currency Denominated
                Issues
                (Cost $16,214,680) ...............   17,087,209
                                                    -----------
MUNICIPAL BONDS -- 1.3%
   GEORGIA -- 0.5%
  1,000,000   Georgia State, General Obligation
               Bonds, Series B,
               5.000% due 05/01/2020 .............    1,010,770
                                                    -----------
   ILLINOIS -- 0.8%
  1,700,000   Chicago, Illinois Housing Authority
               Capital Program Revenue Bonds,
               Series 2001,
               5.375% due 07/01/2018 .............    1,738,913
                                                    -----------
              Total Municipal Bonds
                (Cost $2,763,906) ................    2,749,683
                                                    -----------
SOVEREIGN ISSUES -- 2.0%
   BRAZIL -- 0.7%
              Federal Republic of Brazil:
    448,000    3.063%+++ due 04/15/2006 ..........      358,131
    492,564    8.000% due 04/15/2014 .............      312,483
    700,000    11.000% due 08/17/2040 ............      393,750
    800,000    12.250% due 03/06/2030 ............      490,000
                                                    -----------
                                                      1,554,364
                                                    -----------
   MEXICO-- 0.9%
              United Mexican States:
  1,000,000    6.250% due 12/31/2019 .............      948,150
    900,000    8.300% due 08/15/2031 .............      877,500
                                                    -----------
                                                      1,825,650
                                                    -----------
   PANAMA-- 0.1%
    300,000   Republic of Panama,
               8.250% due 04/22/2008 .............      288,750
                                                    -----------
   SOUTH AFRICA-- 0.3%
    600,000   Republic of South Africa,
               9.125% due 05/19/2009 .............      673,500
                                                    -----------
              Total Sovereign Issues
                (Cost $4,799,657) ................    4,342,264
                                                    -----------



   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS-- 24.6%
   FEDERAL HOME LOAN MORTGAGE CORPORATION
   (FHLMC)-- 0.1%
 $  280,946   6.326%+++ due 06/01/2024 ...........  $   290,422
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA)-- 16.0%
    392,761   4.243%+++ due 05/01/2036 ...........      399,398
  3,924,947   5.500% due 03/01/2017 ..............    3,933,532
 30,500,000   5.500% due 07/18/2017 to 08/19/2017,
               TBA ...............................   30,500,391
                                                    -----------
                                                     34,833,321
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA)-- 8.5%
  2,685,183   5.250%+++ due 05/20/2029 ...........    2,734,205
  2,929,916   5.375%+++ due 01/20/2037 ...........    2,988,149
  2,336,693   5.500%+++ due 04/20/2030 ...........    2,369,825
  1,000,000   6.000% due 07/22/2032, TBA .........      997,969
  4,002,387   6.750%+++ due 08/20/2027 ...........    4,136,887
  1,000,000   6.500% due 07/22/2032, TBA .........    1,020,781
  4,298,041   5.500%+++ due 10/20/2029 ...........    4,395,581
                                                    -----------
                                                     18,643,397
                                                    -----------
              Total U.S. Government Agency
               Obligations
                (Cost $53,647,191) ...............   53,767,140
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 12.0%
   U.S. TREASURY BILLS -- 0.4%
     90,000   1.620%++ due 08/15/2002 ............       89,810
     95,000   1.650%++ due 08/15/2002 ............       94,795
     50,000   1.688%++ due 08/15/2002 ............       49,897
    120,000   1.712%++ due 08/15/2002 ............      119,753
    500,000   1.745%++ due 08/15/2002 ............      498,971
                                                    -----------
                                                        853,226
                                                    -----------
   U.S. TREASURY BONDS -- 9.1%
  7,200,000   6.125% due 08/15/2029 ..............    7,649,079
  8,600,000   8.125% due 08/15/2019 ..............   11,018,397
    800,000   11.250% due 02/15/2015 .............    1,243,126
                                                    -----------
                                                     19,910,602
                                                    -----------
   U.S. TREASURY NOTES -- 2.5%
  5,000,000   6.125% due 08/15/2007 ..............    5,451,280
                                                    -----------
              Total U.S. Treasury Obligations
                (Cost $25,661,347) ...............   26,215,108
                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 7.6%
   FEDERAL HOME LOAN BANK (FHLB) -- 5.6%
 10,800,000   1.745%++ due 07/26/2002 ............   10,785,866
  1,500,000   2.010%++ due 08/23/2002 ............    1,496,230
                                                    -----------
                                                     12,282,096
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC)-- 2.0%
  1,000,000   1.740%++ due 08/20/2002 ............      997,487
  3,300,000   1.870%++ due 08/15/2002 to 08/30/2002   3,291,309
                                                    -----------
                                                      4,288,796
                                                    -----------
              Total U.S. Government Agency Discount
               Notes
                (Cost $16,568,975) ...............   16,570,892
                                                    -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                CORE BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
COMMERCIAL PAPER -- 20.9%
$ 2,800,000   Abbey National North America LLC,
               1.790%++ due 09/09/2002 ...........  $ 2,790,526
              Danske Corporation:
  6,000,000    1.770%++ due 08/06/2002 ...........    5,988,603
  1,200,000    1.780%++ due 08/05/2002 ...........    1,197,842
  2,700,000   Eksportfinans A.S.A.,
               1.760%++ due 08/28/2002 ...........    2,692,431
  6,000,000   Export Development Corporation,
               1.760%++ due 07/10/2002 ...........    5,996,773
  1,400,000   Lloyds TSB Bank Plc,
               1.770%++ due 08/14/2002 ...........    1,397,026
              National Australia Funding (DE):
  1,800,000    1.760%++ due 08/08/2002 ...........    1,796,422
  2,700,000    1.770%++ due 07/02/2002 ...........    2,699,602
  7,800,000    1.790%++ due 07/02/2002 ...........    7,798,836
  1,900,000   Shell Finance (UK) Plc,
               1.850%++ due 08/20/2002 ...........    1,895,252
  1,300,000   Svenska Handelsbank, Inc.,
               1.770%++ due 07/05/2002 ...........    1,299,617
              UBS Finance (DE) LLC:
  1,100,000    1.770%++ due 08/12/2002 ...........    1,097,581
  1,100,000    1.770%++ due 08/13/2002 ...........    1,097,621
  6,400,000    1.770%++ due 08/29/2002 ...........    6,381,749
  1,500,000   USAA Capital Corporation,
               1.820%++ due 07/01/2002 ...........    1,499,848
                                                   ------------
              Total Commercial Paper
                (Cost $45,627,582) ...............   45,629,729
                                                   ------------
TOTAL INVESTMENTS (COST $253,896,767) .... 116.1%  $253,469,607
                                                   ------------

   NUMBER OF                EXPIRATION   STRIKE        VALUE
   CONTRACTS                   DATE       PRICE      (NOTE 1)
   ---------                ----------   ------      --------

LIABILITY FOR CALL OPTIONS WRITTEN-- (0.2)%
         20   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap^ ... 10/19/04   $6.000         (75,522)
         33   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap^ ... 10/20/03    6.000        (139,181)
         40   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap^ ... 01/07/05    5.500         (99,096)
          8   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap^ ... 10/04/04    5.970         (29,582)
         27   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap^ ... 11/10/03    5.130         (41,334)
                                                    -----------
              Total Liability For Call Options Written
                (Premiums Received $388,048)           (384,715)
                                                    -----------
LIABILITY FOR PUT OPTIONS WRITTEN-- (0.1)%
         20   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap^ ... 10/19/04   $6.000    $    (83,468)
         27   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap^ ... 11/10/03    6.130        (104,001)
         40   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap^ ... 01/07/05    7.000         (99,676)
          8   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap^ ... 10/04/04    5.970         (33,589)
                                                    -----------
              Total Liability For Put Options Written
                (Premiums Received $338,830)           (320,734)
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
SALE COMMITMENTS-- (1.7%)
   (Cost $3,648,856)
 $3,700,000   U.S. Treasury Bond,
               5.375% due 02/15/2031 .............   (3,624,268)
                                                    -----------
OTHER ASSETS AND LIABILITIES (NET) ....... (14.1)   (30,894,404)
                                           ------   ------------
NET ASSETS ............................... 100.0%   $218,245,486
                                           =====    ============

                        SCHEDULE OF FORWARD
                FOREIGN CURRENCY EXCHANGE CONTRACTS
        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

               CONTRACTS TO RECEIVE
            ---------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN   UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $   APPRECIATION
----------     --------     ----------  ----------  ------------
07/11/2002  EUR 4,207,000   $3,998,102  $4,164,683   $166,581
                                                     --------
      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL
               CONTRACTS TO DELIVER
            -----------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN   UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $   DEPRECIATION
----------     --------     ----------  ----------  ------------
02/07/2002 EUR 11,072,000  $10,543,229 $11,023,684  $(480,455)
                                                    ----------
Net Unrealized Depreciation of Forward
     Foreign Currency Exchange Contracts .........  $(313,874)
                                                    ==========


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                CORE BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)

   NUMBER OF                                        UNREALIZED
   CONTRACTS                                       APPRECIATION
   ---------                                       ------------
FUTURES CONTRACTS-- LONG POSITION
     30      German Government 10 Year Note,
                September 2002 (EUR) .............    $104,122
     33      Euro-Bobl 5 Year, September 2002 (EUR)    146,056
     53      U.S. Treasury 10 Year Note,
                September 2002 ...................      80,312
    144      Euro-U.S. Dollar 90 Day, June 2003 ..       7,200
                                                      --------
                                                      $337,690
                                                      ========

                    INTEREST RATE SWAP AGREEMENTS OUTSTANDING
                                AT JUNE 30, 2002:

                                                    UNREALIZED
                                       NOTIONAL    APPRECIATION/
   TYPE                                 AMOUNT    (DEPRECIATION)
   ----                                --------   --------------
Pay a fixed rate equal to 6.00%
   and receive a floating rate based
   on the 3-month USD-LIBOR.
   Expires 12/18/07^               USD 10,000,000    $  84,348

Receive a fixed rate equal to 1.30%
   and pay a floating rate based
   on the 6-month JPY-LIBOR.
   Expires 09/21/11^               JPY685,000,000      (78,565)

Receive a fixed rate equal to 6.00%
   and pay a floating rate based
   on the 3-month USD-LIBOR.
   Expires 06/17/12^               USD   900,000       (61,153)

Receive a fixed rate equal to 5.00%
   and pay a floating rate based
   on the 6-month GBP-LIBOR.
   Expires 03/15/17^               GBP 3,600,000        33,431
                                                     ---------
                                                     $ (21,939)
                                                     =========
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^  Illiquid security.
 ++  Annualized yield at date of purchase.
+++  Floating rate security. Rate shown is in effect at June 30, 2002.
(a)  The rate shown is the effective yield at date of purchase.
(c)  Principal amount of the security is adjusted for inflation.
(d)  Principal amount denoted in indicated currency.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
STEP -- Stepped Coupon Bond
TBA -- To Be Announced
USD -- United States Dollar
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 94.0%
 BRAZIL -- 4.4%
    24,610     Aracruz Celulose S.A., ADR .......................     $  492,200
    15,100     Brasil Telecom Participacoes S.A., ADR ...........        427,481
    10,558     Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR .........................        187,827
    49,800     Companhia Paranaense de Energia-Copel,
               ADR ..............................................        201,690
 7,405,500     Companhia Siderurgica Nacional S.A ...............        116,912
    10,600     Companhia Siderurgica Nacional S.A., ADR .........        167,904
    19,600     Companhia Vale do Rio Doce, ADR+ .................        542,332
    13,893     Empresa Brasileira de Aeronautica S.A., ADR ......        297,310
    24,300     Petroleo Brasileiro S.A., ADR ....................        458,298
    37,600     Tele Centro Oeste Celular Participacoes S.A.,
               ADR ..............................................        166,568
    18,651     Tele Norte Leste Participacoes S.A., ADR .........        185,577
    10,500     Telemig Celular Participacoes S.A., ADR ..........        217,350
    12,700     Votorantim Celulose e Papel S.A., ADR ............        240,030
                                                                      ----------
                                                                       3,701,479
                                                                      ----------
 CHINA -- 0.8%
 1,798,000     Yanzhou Coal Mining Company Ltd.,
               Class H ..........................................        662,749
                                                                      ----------
 HONG KONG -- 9.7%
 1,348,000     Beijing Datang Power Generation
               Company Ltd., Class H ............................        600,574
   893,000     China Mobile (Hong Kong) Ltd.+ ...................      2,644,752
   541,500     CNOOC Ltd. .......................................        725,498
 1,578,000     Denway Motors Ltd. ...............................        445,093
   708,000     Giordano International Ltd. ......................        435,709
 1,386,000     Huaneng Power International, Inc., Class H .......      1,137,273
   500,000     Kingboard Chemical Holdings Ltd. .................        442,324
   900,000     Legend Group Ltd. ................................        328,858
 5,060,000     PetroChina Company Ltd., Class H .................      1,076,912
   312,000     VTech Holdings Ltd.+ .............................        374,014
                                                                      ----------
                                                                       8,211,007
                                                                      ----------
 HUNGARY -- 1.2%
    12,600     Magyar Tavkozlesi Rt. (Matav), ADR ...............        201,600
    21,600     MOL Magyar Olaj-es Gazipari Rt., GDR** ...........        408,679
    25,800     OTP Bank Rt., GDR** ..............................        410,220
                                                                      ----------
                                                                       1,020,499
                                                                      ----------
 INDIA -- 4.0%
    43,850     India Fund, Inc.*** ..............................        416,575
    57,586     Jardine Fleming India Fund***^ ...................        410,012
   147,800     Mahindra & Mahindra Ltd., GDR**^ .................        328,855
   205,650     Morgan Stanley India Investment
               Fund, Inc.***^ ...................................      1,902,262
    16,700     Ranbaxy Laboratories Ltd., GDR** .................        301,539
                                                                      ----------
                                                                       3,359,243
                                                                      ----------
 INDONESIA -- 1.9%
 3,669,500     PT Telekomunikasi Indonesia ......................      1,579,373
                                                                      ----------
 ISRAEL -- 1.3%
    17,910     Check Point Software Technologies Ltd.+ ..........        242,860
    12,355     Teva Pharmaceutical Industries Ltd., ADR .........        825,067
                                                                      ----------
                                                                       1,067,927
                                                                      ----------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 KOREA -- 22.8%
    11,900     Hite Brewery Company Ltd. ........................     $  734,005
    46,397     Hyosung Corporation ..............................        555,394
    70,936     Kookmin Bank .....................................      3,443,721
    33,780     Korea Electric Power Corporation .................        617,776
    49,104     KT Corporation, ADR ..............................      1,063,102
     8,240     Kumgang Korea Chemical Company Ltd. ..............        794,573
    52,070     Poongsan Corporation .............................        580,017
     9,020     POSCO ............................................      1,001,005
    45,654     POSCO, ADR .......................................      1,244,984
    16,150     Samsung Electro Mechanics Company Ltd. ...........        782,690
    22,974     Samsung Electronics Company Ltd. .................      6,283,202
   164,320     Seoul Securities Company Ltd. ....................        628,343
     7,270     SK Telecom Company Ltd. ..........................      1,628,702
                                                                      ----------
                                                                      19,357,514
                                                                      ----------
 MALAYSIA -- 6.3%
    84,400     British American Tobacco (Malaysia) Berhad .......        788,494
   477,000     Courts Mammoth Berhad^ ...........................        487,055
   844,100     Malayan Banking Berhad ...........................      1,954,809
   726,000     Public Bank Berhad ...............................        661,060
   172,000     Resorts World Berhad .............................        479,802
   361,000     Tanjong Plc ......................................        969,026
                                                                      ----------
                                                                       5,340,246
                                                                      ----------
 MEXICO -- 7.6%
    82,301     America Movil S.A. de C.V., Class L, ADR .........      1,102,833
    15,425     Cemex S.A. de C.V., ADR ..........................        406,603
    11,584     Coca-Cola Femsa S.A. de C.V., ADR ................        278,016
   142,300     Consorcio ARA S.A. de C.V.+ ......................        207,483
     4,900     Fomento Economico Mexicano S.A. de
               C.V., ADR ........................................        192,178
    31,000     Grupo Aeroportuario del Sureste S.A. de
               C.V., ADR ........................................        399,900
   849,500     Grupo Financiero BBVA Bancomer S.A. de
               C.V., Class O+ ...................................        694,485
    95,900     Grupo Modelo S.A. de C.V., Series C ..............        225,654
    17,011     Grupo Televisa S.A., ADR+ ........................        635,871
    30,629     Telefonos de Mexico S.A. de C.V.,
               Class L, ADR .....................................        982,578
    37,000     Tubos de Acero de Mexico S.A., ADR ...............        340,400
   376,400     Wal-Mart de Mexico S.A. de C.V ...................      1,022,311
                                                                      ----------
                                                                       6,488,312
                                                                      ----------
 PERU -- 0.7%
    23,700     Compania de Minas Buenaventura
               S.A.u., ADR ......................................        601,980
                                                                      ----------
 POLAND -- 0.8%
    12,970     Bank Pekao S.A., ADR** ...........................        297,940
    26,858     Polski Koncern Naftowy Orlen S.A., GDR** .........        236,351
    54,075     Telekomunikacja Polska S.A., GDR+ ................        147,273
                                                                      ----------
                                                                         681,564
                                                                      ----------
 RUSSIA -- 6.6%
    26,350     LUKOIL, ADR ......................................      1,709,419
     6,800     Mobile Telesystems, ADR ..........................        205,972
    35,300     OAO Gazprom, ADR .................................        578,920
    38,900     RAO Unified Energy System, ADR ...................        388,222
    61,570     Surgutneftegaz, ADR ..............................      1,195,997
    11,200     YUKOS, ADR .......................................      1,547,919
                                                                      ----------
                                                                       5,626,449
                                                                      ----------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                                         VALUE
     SHARES                                                             (NOTE 1)
     ------                                                             --------
COMMON STOCKS -- (CONTINUED)
 SOUTH AFRICA -- 11.4%
    282,082     African Bank Investments Ltd. ..................     $   164,166
     10,700     Anglo American Platinum Corporation Ltd. .......         420,334
    197,482     Anglo American Plc .............................       3,294,288
    500,500     FirstRand Ltd. .................................         371,383
     75,200     Gold Fields Ltd. ...............................         888,426
     10,200     Impala Platinum Holdings Ltd. ..................         565,719
     75,100     Liberty Group Ltd. .............................         407,928
     36,000     Nedcor Ltd. ....................................         408,549
    263,000     Old Mutual Plc .................................         364,794
     52,763     Sappi Ltd. .....................................         742,085
     69,902     Sasol Ltd. .....................................         745,827
     79,300     South African Breweries Plc ....................         626,884
    223,600     Standard Bank Investment Corporation Ltd. ......         694,029
                                                                     -----------
                                                                       9,694,412
                                                                     -----------
 TAIWAN -- 13.1%
    292,000     Asustek Computer, Inc. .........................         878,389
    351,057     Cathay Financial Holding Company Ltd.+ .........         516,988
  1,025,926     Chinatrust Financial Holding Company Ltd.+ .....         905,891
  1,252,000     Formosa Chemicals & Fibre Corporation ..........       1,139,241
  1,167,000     Fubon Financial Holding Company Ltd.+ ..........       1,166,689
    342,000     Hon Hai Precision Industry Company Ltd. ........       1,397,322
    585,000     Phoenixtec Power Company Ltd. ..................         453,517
    357,000     President Chain Store Corporation+ .............         667,861
     60,762     Sunplus Technology Company Ltd. ................         312,824
    911,900     Taiwan Semiconductor Manufacturing
                Company Ltd.+ ..................................       1,856,068
     22,840     Taiwan Semiconductor Manufacturing
                Company Ltd., ADR+ .............................         296,925
  1,283,000     United Microelectronics Corporation+ ...........       1,539,958
                                                                     -----------
                                                                      11,131,673
                                                                     -----------
 THAILAND -- 0.6%
  1,307,200     Ratchaburi Electricity Generating Holding
                Public Company Ltd. ............................         553,997
                                                                     -----------
 TURKEY -- 0.7%
  5,242,000     Arcelik A.S ....................................          33,063
 17,700,000     Koc Holding A.S ................................         173,043
  9,300,000     Petrol Ofisi A.S ...............................         140,780
 33,955,000     Tupras-Turkiye Petrol Rafinerileri A.S .........         139,208
 70,438,000     Vestel Elektronik+ .............................         142,169
                                                                     -----------
                                                                         628,263
                                                                     -----------
 UNITED KINGDOM -- 0.1%
      5,100     Anglo American Plc .............................          84,815
                                                                     -----------
                Total Common Stocks
                  (Cost $80,536,939) ...........................      79,791,502
                                                                     -----------
PREFERRED STOCKS -- 2.9%
 BRAZIL -- 2.9%
  9,253,600     Banco Itau S.A .................................         516,177
     36,695     Companhia de Bebidas das Americas, ADR .........         570,240
 35,505,500     Companhia Siderurgica de Tubarao ...............         355,003
 14,710,000     Electropaulo Metropolitana S.A .................         229,649
 26,934,000     Gerdau S.A .....................................         279,789
     30,800     Petroleo Brasileiro S.A., ADR ..................         535,920
                                                                     -----------
                                                                       2,486,778
                                                                     -----------
                Total Preferred Stocks
                   (Cost $3,382,377) ...........................       2,486,778
                                                                     -----------
TOTAL INVESTMENTS (COST $83,919,316*) ....................  96.9%    $82,278,280
OTHER ASSETS AND LIABILITIES (NET) .......................   3.1      2,665,384
                                                           ------    -----------
NET ASSETS ............................................... 100.0%    $84,943,664
                                                           ======    ===========
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***  Closed end fund.
  ^  Illiquid security.
  + Non-income producing security.

The industry classification of the Developing World Series at June 30, 2002 was as follows:

                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------            ----------       --------
Aerospace/Defense ..................   0.4%        $  297,310
Airlines ...........................   0.5            399,900
Automotive .........................   0.9            773,949
Banks ..............................  10.9          9,292,398
Broadcast, Radio and Television ....   0.7            635,871
Chemicals ..........................   1.9          1,581,565
ComputerIndustry ...................   3.4          2,847,429
Consumer Products ..................   1.4          1,162,508
Diversified Operations .............   0.2            173,043
Electronics ........................   9.3          7,896,114
Financial Services .................   2.2          1,858,376
Food andBeverages ..................   3.1          2,626,978
Hotels/Resorts .....................   0.6            479,802
Insurance ..........................   2.9          2,456,400
Manufacturing ......................   5.9          5,041,098
Metals/Mining ......................   9.5          8,037,360
Mutual Funds .......................   3.2          2,728,850
Oil and Gas ........................  11.2          9,499,728
Paper and Forest Products ..........   1.7          1,474,315
Pharmaceuticals ....................   1.3          1,126,605
RealEstate .........................   0.2            207,483
Retail .............................   3.3          2,800,762
Semiconductors .....................   2.9          2,465,817
Services ...........................   3.0          2,508,983
Telecommunications .................  12.4         10,553,162
Utilities ..........................   3.9          3,352,474
                                     -----        -----------
TOTAL INVESTMENTS ..................  96.9%       $82,278,280
OTHER ASSETS AND LIABILITIES (NET) .   3.1          2,665,384
                                     ------       -----------
NET ASSETS ......................... 100.0%       $84,943,664
                                     ======       ===========


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 99.3%
 ADVERTISING -- 0.8%
     9,400      Lamar Advertising Company+ .....................      $  349,774
     8,400      Omnicom Group, Inc. ............................         384,720
                                                                      ----------
                                                                         734,494
                                                                      ----------
 AEROSPACE/DEFENSE -- 1.4%
     3,800      Lockheed Martin Corporation ....................         264,100
     7,300      Northrop Grumman Corporation ...................         912,500
                                                                      ----------
                                                                       1,176,600
                                                                      ----------
 AIRLINES -- 1.5%
    20,200      AMR Corporation+ ...............................         340,572
     8,400      Continental Airlines, Inc., Class B+ ...........         132,552
    12,500      Delta Air Lines, Inc. ..........................         250,000
    40,700      Northwest Airlines Corporation+ ................         490,842
    11,800      UAL Corporation+ ...............................         134,992
                                                                      ----------
                                                                       1,348,958
                                                                      ----------
 AUTOMOTIVE -- 1.5%
     6,300      American Axle & Manufacturing
                Holdings, Inc.+ ................................         187,362
     1,100      AutoZone, Inc.+ ................................          85,030
     7,600      Keystone Automotive Industries, Inc.+ ..........         146,292
    13,200      Navistar International Corporation+ ............         422,400
     6,600      Sonic Automotive, Inc.+ ........................         169,950
     5,300      TRW, Inc. ......................................         301,040
                                                                      ----------
                                                                       1,312,074
                                                                      ----------
 BANKS -- 7.5%
     3,900      Astoria Financial Corporation ..................         124,995
     5,800      Bank One Corporation ...........................         223,184
    42,400      Banknorth Group, Inc. ..........................       1,103,248
    19,700      Commerce Bancorp, Inc. .........................         870,740
     9,400      East West Bancorp, Inc. ........................         324,488
    24,800      Hudson City Bancorp, Inc. ......................         493,520
    58,700      Huntington Bancshares, Inc. ....................       1,139,954
     8,200      Mercantile Bankshares Corporation ..............         336,446
    12,100      SouthTrust Corporation .........................         316,052
    87,500      Sovereign Bancorp, Inc. ........................       1,308,125
     6,800      UnionBanCal Corporation ........................         318,580
                                                                      ----------
                                                                       6,559,332
                                                                      ----------
 BROADCAST, RADIO AND TELEVISION -- 1.4%
     6,800      Comcast Corporation, Special Class A+ ..........         159,324
    36,000      Fox Entertainment Group, Inc., Class A+ ........         783,000
     4,100      Scripps (E.W.) Company, Class A ................         315,700
                                                                      ----------
                                                                       1,258,024
                                                                      ----------
 BUILDING/CONSTRUCTION -- 2.4%
    10,500      Centex Corporation .............................         606,795
    19,200      D.R. Horton, Inc. ..............................         499,776
    19,800      Masco Corporation ..............................         536,778
     3,000      Ryland Group, Inc. .............................         149,250
     8,100      Standard-Pacific Corporation ...................         284,148
                                                                      ----------
                                                                       2,076,747
                                                                      ----------
 CHEMICALS -- 2.6%
    12,100      Cytec Industries, Inc.+ ........................         380,424
     8,400      Engelhard Corporation ..........................         237,888
     8,000      Georgia Gulf Corporation .......................         211,520
    48,700      Lyondell Chemical Company ......................         735,370
    47,200      Millennium Chemicals, Inc. .....................         663,160
     3,900      PolyOne Corporation ............................          43,875
                                                                      ----------
                                                                       2,272,237
                                                                      ----------
 COMPUTER INDUSTRY -- 5.3%
    14,100      Adobe Systems, Inc. ............................      $  401,850
    50,500      Apple Computer, Inc.+ ..........................         894,860
     1,200      Avocent Corporation+ ...........................          19,104
    16,300      Brocade Communications Systems, Inc.+ ..........         284,924
    10,500      Ceridian Corporation+ ..........................         199,290
     5,200      Computer Sciences Corporation+ .................         248,560
    73,800      Compuware Corporation+ .........................         447,966
     2,100      Diebold, Inc. ..................................          78,204
     3,800      Inforte Corporation+ ...........................          37,696
    14,000      NCR Corporation+ ...............................         487,900
    24,500      Network Associates, Inc.+ ......................         472,115
    25,100      Quest Software, Inc.+ ..........................         364,703
     2,900      RadiSys Corporation+ ...........................          33,727
     6,300      Redback Networks, Inc.+ ........................          11,277
    16,700      Symantec Corporation+ ..........................         548,595
     3,600      Vastera, Inc.+ .................................          15,804
     2,300      Yahoo!, Inc.+ ..................................          33,948
                                                                      ----------
                                                                       4,580,523
                                                                      ----------
 CONSUMER PRODUCTS -- 5.6%
     9,300      Avery Dennison Corporation .....................         583,575
    15,800      Avon Products, Inc. ............................         825,392
    18,100      Black & Decker Corporation .....................         872,420
    28,400      Estee Lauder Companies, Inc., Class A ..........         999,680
    25,800      Snap-on, Inc. ..................................         773,226
    13,700      UST, Inc. ......................................         465,800
     4,900      Whirlpool Corporation ..........................         320,264
                                                                      ----------
                                                                       4,840,357
                                                                      ----------
 ELECTRONICS -- 3.0%
     4,300      Applera Corporation-Applied
                Biosystems Group ...............................          83,807
     6,400      Avnet, Inc.+ ...................................         140,736
     9,200      Hubbell, Inc., Class B .........................         314,180
     1,400      International Game Technology+ .................          79,380
    12,900      Millipore Corporation+ .........................         412,542
     3,300      Numerical Technologies, Inc.+ ..................          13,184
     1,100      Optimal Robotics Corporation, Class A+ .........           8,019
     9,900      Parker-Hannifin Corporation ....................         473,121
     2,000      PerkinElmer, Inc. ..............................          22,100
     9,300      Polycom, Inc.+ .................................         111,507
    29,550      Symbol Technologies, Inc. ......................         251,175
     4,400      Tektronix, Inc.+ ...............................          82,324
    31,700      Thermo Electron Corporation+ ...................         523,050
     2,900      Waters Corporation+ ............................          77,430
                                                                      ----------
                                                                       2,592,555
                                                                      ----------
 FINANCIAL SERVICES -- 3.9%
     3,000      Bear Stearns Companies, Inc. ...................         183,150
    10,000      Federated Investors, Inc., Class B .............         345,700
    16,650      MBIA, Inc. .....................................         941,225
     1,400      MBNA Corporation ...............................          46,298
     1,150      Neuberger Berman, Inc. .........................          42,090
     1,800      New Dun & Bradstreet Corporation+ ..............          59,490
     8,400      SEI Investments Company ........................         236,628
     2,400      SLM Corporation ................................         232,560
     8,800      Stilwell Financial, Inc. .......................         160,160
     2,400      SunGard Data Systems, Inc.+ ....................          63,552
    30,500      Viad Corporation ...............................         793,000
    14,000      Waddell & Reed Financial, Inc., Class A ........         320,880
                                                                      ----------
                                                                       3,424,733
                                                                      ----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 FOOD AND BEVERAGES -- 2.1%
     5,400     Archer-Daniels-Midland Company ...................     $   69,066
    14,400     Coca-Cola Enterprises, Inc. ......................        317,952
    19,538     Dean Foods Company+ ..............................        728,767
     7,200     Dole Food Company, Inc. ..........................        208,800
     1,600     McCormick & Company, Inc. ........................         41,200
    10,200     Pepsi Bottling Group, Inc. .......................        314,160
     2,600     Wrigley (Wm.) Jr. Company ........................        143,910
                                                                      ----------
                                                                       1,823,855
                                                                      ----------
 HEALTH CARE -- 6.9%
     7,400     AdvancePCS+ ......................................        177,156
     6,800     Anthem, Inc.+ ....................................        457,096
     8,200     Becton, Dickinson & Company ......................        282,490
    14,050     Biomet, Inc. .....................................        381,036
    16,800     Caremark Rx, Inc.+ ...............................        277,200
    14,800     Community Health Systems, Inc.+ ..................        396,640
    14,900     Guidant Corporation+ .............................        450,427
       700     HCA, Inc. ........................................         33,250
    16,000     Health Management Associates, Inc.,
               Class A+ .........................................        322,400
    10,200     HEALTHSOUTH Corporation+ .........................        130,458
    18,000     McKesson Corporation .............................        588,600
     4,800     St. Jude Medical, Inc.+ ..........................        354,912
       700     Tenet Healthcare Corporation+ ....................         50,085
    12,100     Trigon Healthcare, Inc.+ .........................      1,217,018
     8,400     Wellpoint Health Networks, Inc.+ .................        653,604
     7,000     Zimmer Holdings, Inc.+ ...........................        249,620
                                                                      ----------
                                                                       6,021,992
                                                                      ----------
 HOTELS/RESORTS -- 1.3%
    24,600     Harrah's Entertainment, Inc.+ ....................      1,091,010
                                                                      ----------
 INSURANCE -- 5.3%
    11,800     AFLAC, Inc. ......................................        377,600
    11,600     Allmerica Financial Corporation ..................        535,920
    16,200     Ambac Financial Group, Inc. ......................      1,091,880
     6,100     Cincinnati Financial Corporation .................        283,833
     6,100     Hartford Financial Services Group, Inc. ..........        362,767
     3,300     HCC Insurance Holdings, Inc. .....................         86,955
     3,100     MetLife, Inc. ....................................         89,280
    10,900     Old Republic International Corporation ...........        343,350
    11,200     Protective Life Corporation ......................        370,720
    21,800     Radian Group, Inc. ...............................      1,061,224
                                                                      ----------
                                                                       4,603,529
                                                                      ----------
 MANUFACTURED HOUSING -- 0.1%
    12,000     Fleetwood Enterprises, Inc.+ .....................        104,400
                                                                      ----------
 MANUFACTURING -- 6.6%
     4,800     American Standard Companies, Inc.+ ...............        360,480
     8,100     Danaher Corporation ..............................        537,435
     2,400     Eaton Corporation ................................        174,600
    22,000     Furniture Brands International, Inc.+ ............        665,500
     8,100     Kennametal, Inc. .................................        295,650
    20,300     Leggett & Platt, Inc. ............................        475,020
     1,000     NACCO Industries, Inc., Class A ..................         58,100
     5,500     Owens-Illinois, Inc.+ ............................         75,570
     9,100     Packaging Corporation of America+ ................        180,999
    58,200     Pactiv Corporation+ ..............................      1,379,340
    10,900     Pentair, Inc. ....................................        524,072
     2,800     Sealed Air Corporation+ ..........................        112,756
     5,400     SPX Corporation+ .................................        634,500
     7,600     York International Corporation ...................        256,804
                                                                      ----------
                                                                       5,730,826
                                                                      ----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
METALS/MINING -- 1.8%
    12,700     Alcan, Inc. ......................................     $  476,504
     6,200     Century Aluminum Company .........................         92,318
    21,200     Freeport-McMoRan Copper & Gold, Inc.,
               Class B+ .........................................        378,420
    46,200     Goldcorp, Inc. ...................................        459,690
     4,100     Phelps Dodge Corporation+ ........................        168,920
                                                                      ----------
                                                                       1,575,852
                                                                      ----------
 MUTUAL FUNDS -- 2.3%
    36,000     IShares Russell MidCap Index .....................      1,970,640
                                                                      ----------
 OIL AND GAS -- 9.2%
     7,700     Baker Hughes, Inc. ...............................        256,333
     5,900     BJ Services Company+ .............................        199,892
    35,400     Conoco, Inc. .....................................        984,120
     8,000     ENSCO International, Inc. ........................        218,080
    27,200     Equitable Resources, Inc. ........................        932,960
    27,300     KeySpan Corporation ..............................      1,027,845
    22,500     Kinder Morgan, Inc. ..............................        855,450
     2,700     National-Oilwell, Inc.+ ..........................         56,835
     4,000     Noble Corporation+ ...............................        154,400
     7,780     Phillips Petroleum Company .......................        458,086
    18,800     Praxair, Inc. ....................................      1,071,036
     3,600     Rowan Companies, Inc. ............................         77,220
       800     Smith International, Inc.+ .......................         54,552
    29,800     Suncor Energy, Inc. ..............................        532,228
     1,600     Talisman Energy, Inc. ............................         72,240
    10,100     Valero Energy Corporation ........................        377,942
    15,400     Weatherford International Ltd.+ ..................        665,280
                                                                      ----------
                                                                       7,994,499
                                                                      ----------
 PAPER AND FOREST PRODUCTS -- 0.8%
    30,000     Delta and Pine Land Company ......................        603,000
     1,300     Temple-Inland, Inc. ..............................         75,218
                                                                      ----------
                                                                         678,218
                                                                      ----------
 PHARMACEUTICALS -- 2.0%
     3,300     Alkermes, Inc.+ ..................................         52,833
     1,700     Applera Corporation-Celera
               Genomics Group+ ..................................         20,400
     1,000     Barr Laboratories, Inc.+ .........................         63,530
       800     Enzon, Inc.+ .....................................         19,688
       300     Forest Laboratories, Inc.+ .......................         21,240
    20,400     Gilead Sciences, Inc.+ ...........................        670,752
     3,200     Human Genome Sciences, Inc.+ .....................         42,880
     5,100     IDEC Pharmaceuticals Corporation+ ................        180,795
       500     Invitrogen Corporation+ ..........................         16,005
     6,500     MedImmune, Inc.+ .................................        171,600
     5,900     Millennium Pharmaceuticals, Inc.+ ................         71,685
     3,700     Mylan Laboratories, Inc. .........................        115,995
     8,400     Priority Healthcare Corporation, Class B+ ........        197,400
     2,800     Protein Design Labs, Inc.+ .......................         30,408
     1,400     Vertex Pharmaceuticals, Inc.+ ....................         22,792
                                                                      ----------
                                                                       1,698,003
                                                                      ----------
 PRINTING/PUBLISHING -- 0.7%
     8,100     Banta Corporation ................................        290,790
     5,400     New York Times Company, Class A ..................        278,100
                                                                      ----------
                                                                         568,890
                                                                      ----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 REAL ESTATE INVESTMENT TRUSTS -- 2.3%
    10,700     Apartment Investment & Management
               Company, Class A .................................     $  526,440
    28,500     Duke Realty Corporation ..........................        825,075
    22,000     Equity Office Properties Trust ...................        662,200
                                                                      ----------
                                                                       2,013,715
                                                                      ----------
 RESTAURANTS -- 0.9%
     2,000     P.F. Chang's China Bistro, Inc.+ .................         62,840
    17,200     Wendy's International, Inc. ......................        685,076
                                                                      ----------
                                                                         747,916
                                                                      ----------
 RETAIL -- 6.5%
     1,400     Abercrombie & Fitch Company, Class A+ ............         33,768
     3,800     Albertson's, Inc. ................................        115,748
     7,700     American Eagle Outfitters, Inc.+ .................        162,778
    20,100     Bed Bath & Beyond, Inc.+ .........................        758,574
    15,400     Best Buy Company, Inc.+ ..........................        559,020
    16,500     Big Lots, Inc.+ ..................................        324,720
    13,100     CDW Computer Centers, Inc.+ ......................        613,211
     7,500     Chico's FAS, Inc.+ ...............................        272,400
    10,200     Circuit City Stores-Circuit City Group ...........        191,250
    10,200     CVS Corporation ..................................        312,120
     2,900     Dollar Tree Stores, Inc.+ ........................        114,289
     3,600     Fastenal Company .................................        138,636
     8,400     Gap, Inc. ........................................        119,280
     3,900     Insight Enterprises, Inc.+ .......................         98,241
    53,900     Limited, Inc. ....................................      1,148,070
     1,500     Michaels Stores, Inc.+ ...........................         58,500
     5,200     Pacific Sunwear of California, Inc.+ .............        115,284
    14,000     Saks, Inc.+ ......................................        179,760
     8,100     Tech Data Corporation+ ...........................        306,585
                                                                      ----------
                                                                       5,622,234
                                                                      ----------
 SEMICONDUCTORS -- 3.6%
    22,800     Advanced Micro Devices, Inc.+ ....................        221,616
    74,900     Agere Systems, Inc., Class A+ ....................        104,860
    12,100     Altera Corporation+ ..............................        164,560
     7,900     Atmel Corporation+ ...............................         49,454
     5,600     Axcelis Technologies, Inc.+ ......................         64,288
     2,300     DuPont Photomasks, Inc.+ .........................         74,704
    13,500     Fairchild Semiconductor Corporation,
               Class A+ .........................................        328,050
     1,300     Integrated Circuit Systems, Inc.+ ................         26,247
    11,000     Integrated Device Technology, Inc.+ ..............        199,540
     8,800     Intersil Corporation, Class A+ ...................        188,144
    15,100     KLA-Tencor Corporation+ ..........................        664,249
     3,500     Lam Research Corporation+ ........................         62,930
     8,200     Lattice Semiconductor Corporation+ ...............         71,668
    28,100     LSI Logic Corporation+ ...........................        245,875
     4,000     National Semiconductor Corporation+ ..............        116,680
     4,400     NVIDIA Corporation+ ..............................         75,592
     1,200     QLogic Corporation+ ..............................         45,720
     6,700     Semtech Corporation+ .............................        178,890
     4,300     Silicon Laboratories, Inc.+ ......................        116,358
     6,600     Teradyne, Inc.+ ..................................        155,100
                                                                      ----------
                                                                       3,154,525
                                                                      ----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 SERVICES -- 1.5%
     5,900     Cadence Design Systems, Inc.+ ....................     $   95,108
     8,933     ChoicePoint, Inc.+ ...............................        406,184
    26,900     Exult, Inc.+ .....................................        174,850
     7,300     Fluor Corporation ................................        284,335
     9,300     InterCept, Inc.+ .................................        192,696
     2,300     Manpower, Inc. ...................................         84,525
     2,900     Sabre Holdings Corporation+ ......................        103,820
                                                                      ----------
                                                                       1,341,518
                                                                      ----------
 TELECOMMUNICATIONS -- 1.2%
    11,600     American Tower Corporation, Class A+ .............         40,020
    83,400     Citizens Communications Company+ .................        697,224
    20,300     Comverse Technology, Inc.+ .......................        187,978
     7,200     Finisar Corporation+ .............................         17,064
     5,300     Metro One Telecommunications, Inc.+ ..............         73,988
     5,000     Qwest Communications International, Inc.+ ........         14,000
     6,600     Triton PCS Holdings, Inc., Class A+ ..............         25,740
                                                                      ----------
                                                                       1,056,014
                                                                      ----------
 TRANSPORTATION -- 0.6%
     5,400     Expeditors International of Washington, Inc. .....        179,064
     1,900     Genesee & Wyoming, Inc., Class A+ ................         42,864
    20,400     Kansas City Southern+ ............................        341,700
                                                                      ----------
                                                                         563,628
                                                                      ----------
 UTILITIES -- 6.1%
    11,300     Ameren Corporation ...............................        486,013
    13,500     Cinergy Corporation ..............................        485,865
     3,700     Dominion Resources, Inc. .........................        244,126
     3,500     DPL, Inc. ........................................         92,575
    13,500     Entergy Corporation ..............................        572,940
    29,900     FirstEnergy Corporation ..........................        998,062
    38,400     Northeast Utilities ..............................        716,544
     7,725     Philadelphia Suburban Corporation ................        156,045
     3,800     SCANA Corporation ................................        117,496
     7,200     Sempra Energy ....................................        159,336
     7,200     Southern Company .................................        197,280
    13,600     TXU Corporation ..................................        699,040
    12,700     Westar Energy, Inc. ..............................        194,945
     8,400     Wisconsin Energy Corporation .....................        212,268
                                                                      ----------
                                                                       5,332,535
                                                                      ----------
 WASTE MANAGEMENT -- 0.6%
     18,100   Allied Waste Industries, Inc.+ ....................        175,751
     17,200   Republic Services, Inc.+ ..........................        328,004
                                                                      ----------
                                                                         503,755
                                                                      ----------
              Total Common Stocks
                (Cost $89,454,013) ..............................     86,374,188
                                                                      ----------
   PRINCIPAL
    AMOUNT
   ---------
U.S. TREASURY BILL-- 0.3%
   (Cost $249,927)
   $250,000   1.770%++ due 07/05/2002 ...........................        249,930
                                                                      ----------
TOTAL INVESTMENTS (COST $89,703,940*) ....................  99.6%    $86,624,118
OTHER ASSETS AND LIABILITIES (NET) .......................   0.4         352,225
                                                           ------    -----------
NET ASSETS ............................................... 100.0%    $86,976,343
                                                           ======    ===========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              EQUITY GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 90.9%
 AEROSPACE/DEFENSE -- 1.9%
     100     Alliant Techsystems, Inc.+ ...........................     $  6,380
     300     General Dynamics Corporation .........................       31,905
     475     Raytheon Company .....................................       19,356
                                                                        --------
                                                                          57,641
                                                                        --------
 BANKS -- 2.6%
     725     Bank of New York Company, Inc. .......................       24,469
     375     Charter One Financial, Inc. ..........................       12,892
     500     Fifth Third Bancorp ..................................       33,325
     300     Synovus Financial Corporation ........................        8,256
                                                                        --------
                                                                          78,942
                                                                        --------
 BROADCAST, RADIO AND TELEVISION -- 3.4%
     875     AOL Time Warner, Inc.+ ...............................       12,871
   2,775     Liberty Media Corporation, Class A+ ..................       27,750
     425     Univision Communications, Inc., Class A+ .............       13,345
   1,100     Viacom, Inc., Class B+ ...............................       48,807
                                                                        --------
                                                                         102,773
                                                                        --------
 COMPUTER INDUSTRY -- 14.2%
     225     Affiliated Computer Services, Inc., Class A+ .........       10,683
     275     Brocade Communications Systems, Inc.+ ................        4,807
   3,875     Cisco Systems, Inc.+ .................................       54,056
   1,600     Dell Computer Corporation+ ...........................       41,824
   1,050     EMC Corporation+ .....................................        7,927
   4,300     Intel Corporation ....................................       78,561
     350     International Business Machines Corporation ..........       25,200
     325     Intuit, Inc.+ ........................................       16,159
   2,875     Microsoft Corporation+ ...............................      157,263
   1,675     Oracle Corporation+ ..................................       15,862
   1,175     Sun Microsystems, Inc.+ ..............................        5,887
     400     VERITAS Software Corporation+ ........................        7,916
                                                                        --------
                                                                         426,145
                                                                        --------
 CONSUMER PRODUCTS -- 3.9%
     100     Alberto-Culver Company, Class B ......................        4,780
     150     Colgate-Palmolive Company ............................        7,507
     375     Loews Corporation - Carolina Group ...................       10,144
     875     Philip Morris Companies, Inc. ........................       38,220
     650     Procter & Gamble Company .............................       58,045
                                                                        --------
                                                                         118,696
                                                                        --------
 ELECTRONICS -- 0.4%
     200     International Game Technology+ .......................       11,340
                                                                        --------
 FINANCIAL SERVICES -- 12.7%
     500     American Express Company .............................       18,160
     900     Capital One Financial Corporation ....................       54,945
   2,425     Citigroup, Inc. ......................................       93,969
     325     Concord EFS, Inc.+ ...................................        9,795
   1,150     First Data Corporation ...............................       43,309
   2,025     Freddie Mac ..........................................      123,930
     400     Goldman Sachs Group, Inc. ............................       29,340
     325     SunGard Data Systems, Inc.+ ..........................        8,606
                                                                        --------
                                                                         382,054
                                                                        --------
 FOOD AND BEVERAGES -- 3.6%
     575     Anheuser-Busch Companies, Inc. .......................       28,750
     975     Coca-Cola Company ....................................       54,600
     500     PepsiCo, Inc. ........................................       24,100
                                                                        --------
                                                                         107,450
                                                                        --------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 HEALTH CARE -- 7.5%
     325     Baxter International, Inc. ...........................     $ 14,443
     850     HCA, Inc. ............................................       40,375
   1,225     Johnson & Johnson ....................................       64,018
     775     Laboratory Corporation of America Holdings+ ..........       35,379
     675     Medtronic, Inc. ......................................       28,924
     475     Quest Diagnostics, Inc.+ .............................       40,874
                                                                        --------
                                                                         224,013
                                                                        --------
 INSURANCE -- 2.1%
     925     American International Group, Inc. ...................       63,113
                                                                        --------
 LEISURE AND ENTERTAINMENT -- 0.4%
     475     Regal Entertainment Group, Class A+ ..................       11,077
                                                                        --------
 MANUFACTURING -- 6.0%
   6,225     General Electric Company .............................      180,836
                                                                        --------
 OIL AND GAS -- 3.1%
     575     Anadarko Petroleum Corporation .......................       28,348
   1,325     Baker Hughes, Inc. ...................................       44,109
     575     BJ Services Company+ .................................       19,481
                                                                        --------
                                                                          91,938
                                                                        --------
 PHARMACEUTICALS -- 11.2%
   1,025     Abbott Laboratories ..................................       38,591
     300     AmerisourceBergen Corporation ........................       22,800
     400     Amgen, Inc.+ .........................................       16,752
     150     Cardinal Health, Inc. ................................        9,211
     225     Celgene Corporation+ .................................        3,443
     300     Eli Lilly and Company ................................       16,920
     250     Gilead Sciences, Inc.+ ...............................        8,220
     175     Merck & Company, Inc. ................................        8,862
   3,550     Pfizer, Inc. .........................................      124,250
     775     Pharmacia Corporation ................................       29,024
   1,125     Wyeth ................................................       57,600
                                                                        --------
                                                                         335,673
                                                                        --------
 RESTAURANTS -- 0.7%
     225     Wendy's International, Inc. ..........................        8,962
     375     Yum! Brands, Inc.+ ...................................       10,969
                                                                        --------
                                                                          19,931
                                                                        --------
 RETAIL -- 10.6%
     525     BJ's Wholesale Club, Inc.+ ...........................       20,212
     400     Costco Wholesale Corporation+ ........................       15,448
     950     Dollar General Corporation ...........................       18,079
     475     Dollar Tree Stores, Inc.+ ............................       18,720
   2,325     Home Depot, Inc. .....................................       85,397
   1,175     Limited, Inc. ........................................       25,028
     400     Lowe's Companies, Inc. ...............................       18,160
     325     Tiffany & Company ....................................       11,440
     525     TJX Companies, Inc. ..................................       10,295
   1,550     Wal-Mart Stores, Inc. ................................       85,266
     275     Walgreen Company .....................................       10,623
                                                                        --------
                                                                         318,668
                                                                        --------
 SEMICONDUCTORS -- 3.9%
     550     Altera Corporation+ ..................................        7,480
     325     Analog Devices, Inc.+ ................................        9,652
   1,425     Applied Materials, Inc.+ .............................       27,103
     200     Intersil Corporation, Class A+ .......................        4,276
     550     Linear Technology Corporation ........................       17,287
     200     Maxim Integrated Products, Inc.+ .....................        7,666
   1,625     Texas Instruments, Inc. ..............................       38,513
     275     Xilinx, Inc.+ ........................................        6,168
                                                                        --------
                                                                         118,145
                                                                        --------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              EQUITY GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 SERVICES -- 0.4%
        275   Weight Watchers International, Inc.+ .................  $   11,946
                                                                      ----------
 TELECOMMUNICATIONS -- 2.3%
        850   Motorola, Inc. .......................................      12,257
        375   QUALCOMM, Inc.+ ......................................      10,309
        700   SBC Communications, Inc. .............................      21,350
        600   Verizon Communications, Inc. .........................      24,090
                                                                      ----------
                                                                          68,006
                                                                      ----------
              Total Common Stocks
                (Cost $2,973,416) ..................................   2,728,387
                                                                      ----------
TOTAL INVESTMENTS (COST $2,973,416*) .....................  90.9%     $2,728,387
OTHER ASSETS AND LIABILITIES (NET) .......................    9.1        271,506
                                                           ------     ----------
NET ASSETS ............................................... 100.0%     $2,999,893
                                                           ======     ==========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              EQUITY INCOME SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 96.3%
 AEROSPACE/DEFENSE -- 2.5%
     52,200     Lockheed Martin Corporation ....................     $ 3,627,900
     78,500     Raytheon Company ...............................       3,198,875
    180,800     Rockwell Collins, Inc. .........................       4,957,536
                                                                     -----------
                                                                      11,784,311
                                                                     -----------
 AUTOMOTIVE -- 1.7%
    144,600     Ford Motor Company(e) ..........................       2,313,600
    126,800     Genuine Parts Company ..........................       4,421,516
     17,200     TRW, Inc.(e) ...................................         976,960
                                                                     -----------
                                                                       7,712,076
                                                                     -----------
 BANKS -- 7.0%
     65,400     Bank of America Corporation ....................       4,601,544
    172,800     Bank One Corporation ...........................       6,649,344
    187,361     FleetBoston Financial Corporation ..............       6,061,128
    171,000     Mellon Financial Corporation ...................       5,374,530
     73,100     Mercantile Bankshares Corporation ..............       2,999,293
     86,000     National City Corporation ......................       2,859,500
     74,900     Wells Fargo & Company ..........................       3,749,494
                                                                     -----------
                                                                      32,294,833
                                                                     -----------
 BROADCAST, RADIO AND TELEVISION -- 1.0%
    306,400     AOL Time Warner, Inc.+ .........................       4,507,144
                                                                     -----------
 CHEMICALS -- 4.0%
    108,700     Dow Chemical Company ...........................       3,737,106
    128,700     du Pont (E.I.) de Nemours and Company ..........       5,714,280
    114,900     Great Lakes Chemical Corporation(e) ............       3,050,595
    178,000     Hercules, Inc.+ ................................       2,121,760
    117,200     International Flavors & Fragrances, Inc. .......       3,807,828
                                                                     -----------
                                                                      18,431,569
                                                                     -----------
 COMPUTER INDUSTRY -- 1.6%
    300,338     Hewlett-Packard Company ........................       4,589,165
     55,300     Microsoft Corporation+ .........................       2,992,836
                                                                     -----------
                                                                       7,582,001
                                                                     -----------
 CONSUMER PRODUCTS -- 6.6%
     48,000     Black & Decker Corporation .....................       2,313,600
     76,700     Clorox Company .................................       3,171,545
    100,300     Fortune Brands, Inc. ...........................       5,610,782
    122,800     Gillette Company ...............................       4,159,236
    216,600     Hasbro, Inc. ...................................       2,937,096
     45,000     Kimberly-Clark Corporation .....................       2,790,000
     57,300     Philip Morris Companies, Inc. ..................       2,502,864
     34,900     Procter & Gamble Company .......................       3,116,570
    122,500     UST, Inc. ......................................       4,165,000
                                                                     -----------
                                                                      30,766,693
                                                                     -----------
 ELECTRONICS -- 2.3%
    139,400     Eastman Kodak Company(e) .......................       4,066,298
     26,200     Emerson Electric Company .......................       1,401,962
     83,200     Hubbell, Inc., Class B .........................       2,841,280
    118,800     Rockwell Automation, Inc. ......................       2,358,180
                                                                     -----------
                                                                      10,667,720
                                                                     -----------
 FINANCIAL SERVICES -- 5.0%
    145,700     American Express Company .......................       5,291,824
    102,866     Citigroup, Inc. ................................       3,986,058
     61,200     Fannie Mae .....................................       4,513,500
    139,220     J.P. Morgan Chase & Company ....................       4,722,342
     58,400     Moody's Corporation ............................       2,905,400
     54,600     New Dun & Bradstreet Corporation+ ..............       1,804,530
                                                                     -----------
                                                                      23,223,654
                                                                     -----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 FOOD AND BEVERAGES -- 3.7%
     60,900     Brown-Forman Corporation, Class B ..............     $ 4,204,536
    112,100     Campbell Soup Company ..........................       3,100,686
     75,000     General Mills, Inc. ............................       3,306,000
     52,900     Hershey Foods Corporation ......................       3,325,294
     47,900     Kellogg Company ................................       1,717,694
     51,800     McCormick & Company, Inc. ......................       1,333,850
                                                                     -----------
                                                                      16,988,060
                                                                     -----------
 HEALTH CARE -- 0.6%
     76,700     Becton, Dickinson & Company ....................       2,642,315
                                                                     -----------
 HOTELS/RESORTS -- 1.9%
    243,000     Hilton Hotels Corporation ......................       3,377,700
    169,500     Starwood Hotels & Resorts Worldwide, Inc. ......       5,574,855
                                                                     -----------
                                                                       8,952,555
                                                                     -----------
 INSURANCE -- 5.9%
     58,880     American International Group, Inc. .............       4,017,382
     77,300     Aon Corporation ................................       2,278,804
     68,300     Chubb Corporation ..............................       4,835,640
     39,900     Lincoln National Corporation ...................       1,675,800
     48,600     Prudential Financial, Inc.+ ....................       1,621,296
    167,000     SAFECO Corporation .............................       5,158,630
     56,800     St. Paul Companies, Inc. .......................       2,210,656
    213,500     UnumProvident Corporation ......................       5,433,575
                                                                     -----------
                                                                      27,231,783
                                                                     -----------
 LEISURE AND ENTERTAINMENT -- 1.1%
    279,600     Walt Disney Company ............................       5,284,440
                                                                     -----------
 MANUFACTURING -- 7.1%
     42,900     3M Company .....................................       5,276,700
     27,500     Armstrong Holdings, Inc.+(e) ...................          49,225
    143,400     Cooper Industries Ltd., Class A ................       5,635,620
     29,900     Eaton Corporation ..............................       2,175,225
    245,800     General Electric Company .......................       7,140,490
    242,300     Honeywell International, Inc. ..................       8,536,229
    195,600     Pall Corporation ...............................       4,058,700
                                                                     -----------
                                                                      32,872,189
                                                                     -----------
 OIL AND GAS -- 12.0%
     76,100     Amerada Hess Corporation .......................       6,278,250
     44,200     Baker Hughes, Inc. .............................       1,471,418
    165,224     BP Plc, ADR ....................................       8,342,160
    133,395     ChevronTexaco Corporation ......................      11,805,457
    131,000     El Paso Corporation ............................       2,699,910
    295,624     Exxon Mobil Corporation ........................      12,096,934
     87,900     Marathon Oil Corporation .......................       2,383,848
     96,000     Royal Dutch Petroleum Company, NY Shares .......       5,305,920
    144,300     Unocal Corporation .............................       5,330,442
                                                                     -----------
                                                                      55,714,339
                                                                     -----------
 PAPER AND FOREST PRODUCTS -- 1.9%
    158,593     International Paper Company ....................       6,911,483
     50,700     MeadWestvaco Corporation .......................       1,701,492
                                                                     -----------
                                                                       8,612,975
                                                                     -----------
 PHARMACEUTICALS -- 6.3%
     57,400     Abbott Laboratories ............................       2,161,110
    274,200     Bristol-Myers Squibb Company ...................       7,046,940
    183,400     Merck & Company, Inc. ..........................       9,287,376
    261,500     Schering-Plough Corporation ....................       6,432,900
     86,500     Wyeth ..........................................       4,428,800
                                                                     -----------
                                                                      29,357,126
                                                                     -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              EQUITY INCOME SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 PRINTING/PUBLISHING -- 3.4%
      92,800    Donnelley (R.R.) & Sons Company ................    $  2,556,640
     108,700    Dow Jones & Company, Inc.(e) ...................       5,266,515
      83,200    Knight-Ridder, Inc. ............................       5,237,440
     141,000    Reader's Digest Association, Inc., Class A .....       2,640,930
                                                                    ------------
                                                                      15,701,525
                                                                    ------------
 REAL ESTATE INVESTMENT TRUSTS -- 1.2%
      39,300    Rouse Company ..................................       1,294,149
     117,500    Simon Property Group, Inc. .....................       4,329,875
                                                                    ------------
                                                                       5,624,024
                                                                    ------------
 RESTAURANTS -- 0.9%
     151,700    McDonald's Corporation .........................       4,315,865
                                                                    ------------
 RETAIL -- 1.8%
      44,200    J.C. Penney Company, Inc. ......................         973,284
     112,600    May Department Stores Company ..................       3,707,918
     217,400    Toys "R" Us, Inc.+ .............................       3,797,978
                                                                    ------------
                                                                       8,479,180
                                                                    ------------
 SEMICONDUCTORS -- 0.8%
     282,188    Agere Systems, Inc., Class A+(e) ...............         395,063
     112,624    Agere Systems, Inc., Class B+ ..................         168,936
     125,600    Texas Instruments, Inc. ........................       2,976,720
                                                                    ------------
                                                                       3,540,719
                                                                    ------------
 SERVICES -- 0.2%
     105,500    Xerox Corporation+(e) ..........................         735,335
                                                                    ------------
 TELECOMMUNICATIONS -- 8.2%
      98,400    ALLTEL Corporation .............................       4,624,800
     523,900    AT&T Corporation ...............................       5,605,730
     163,900    BellSouth Corporation ..........................       5,162,850
     124,200    Corning, Inc.+ .................................         440,910
     425,700    Lucent Technologies, Inc.+(e) ..................         706,662
     268,400    Motorola, Inc. .................................       3,870,328
     782,300    Qwest Communications International, Inc.+ ......       2,190,440
     186,300    SBC Communications, Inc. .......................       5,682,150
     234,000    Sprint Corporation (Fon Group) .................       2,482,740
     174,650    Verizon Communications, Inc. ...................       7,012,198
                                                                    ------------
                                                                      37,778,808
                                                                    ------------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 TRANSPORTATION -- 2.5%
     181,800    Norfolk Southern Corporation ...................    $  4,250,484
     118,800    Union Pacific Corporation ......................       7,517,664
                                                                    ------------
                                                                      11,768,148
                                                                    ------------
 UTILITIES -- 4.0%
     176,700    Constellation Energy Group, Inc. ...............       5,184,378
     135,300    Duke Energy Corporation(e) .....................       4,207,830
      60,837    Exelon Corporation .............................       3,181,775
      76,400    FirstEnergy Corporation ........................       2,550,232
     159,100    NiSource, Inc. .................................       3,473,153
                                                                    ------------
                                                                      18,597,368
                                                                    ------------
 WASTE MANAGEMENT -- 1.1%
     195,700    Waste Management, Inc.(e) ......................       5,097,985
                                                                    ------------
                Total Common Stocks
                  (Cost $472,283,329) ..........................     446,264,740
                                                                    ------------
PREFERRED STOCKS -- 0.5%
 AUTOMOTIVE -- 0.3%
      22,700    Ford Motor Company Capital Trust II,
                Convertible ....................................       1,276,875
                                                                    ------------
 TELECOMMUNICATIONS -- 0.2%
         210    Lucent Technologies, Inc., Convertible**^ ......         102,900
       1,860    Lucent Technologies, Inc., Convertible .........         911,400
                                                                    ------------
                                                                       1,014,300
                                                                    ------------
                Total Preferred Stocks
                  (Cost $2,771,321) ............................       2,291,175
                                                                     -----------
TOTAL INVESTMENTS (COST $475,054,650*) ...................  96.8%   $448,555,915
OTHER ASSETS AND LIABILITIES (NET) .......................    3.2     14,959,190
                                                           ------   ------------
NET ASSETS ............................................... 100.0%   $463,515,105
                                                           ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  +  Non-income producing security.
  ^  Illiquid security.
(e)  Securities in whole or in part on loan at June 30, 2002.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               FOCUS VALUE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 75.1%
 AUTOMOTIVE -- 2.8%
   1,500       DaimlerChrysler AG ...............................       $ 72,345
   2,900       Delphi Corporation ...............................         38,280
                                                                        --------
                                                                         110,625
                                                                        --------
 BANKS -- 4.6%
   1,000       FleetBoston Financial Corporation ................         32,350
     700       PNC Financial Services Group .....................         36,596
   3,000       Wachovia Corporation .............................        114,540
                                                                        --------
                                                                         183,486
                                                                        --------
 BROADCAST, RADIO AND TELEVISION -- 9.9%
   2,800       Fox Entertainment Group, Inc., Class A+ ..........         60,900
  20,400       Liberty Media Corporation, Class A+ ..............        204,000
   1,900       Viacom, Inc., Class B+ ...........................         84,303
   2,000       Vivendi Universal S.A., ADR ......................         43,000
                                                                        --------
                                                                         392,203
                                                                        --------
 CHEMICALS -- 2.5%
   2,200       du Pont (E.I.) de Nemours and Company ............         97,680
                                                                        --------
 COMPUTER INDUSTRY -- 10.4%
  29,200       3Com Corporation+ ................................        128,480
   5,300       Borland Software Corporation+ ....................         54,590
   5,400       Computer Associates International, Inc. ..........         85,806
  23,800       Parametric Technology Corporation+ ...............         81,634
   6,900       Unisys Corporation+ ..............................         62,100
                                                                        --------
                                                                         412,610
                                                                        --------
 CONSUMER PRODUCTS -- 3.9%
   4,200       Hasbro, Inc. .....................................         56,952
   9,700       Topps Company, Inc.+ .............................         97,582
                                                                        --------
                                                                         154,534
                                                                        --------
 ELECTRONICS -- 4.5%
   1,600       Boston Scientific Corporation+ ...................         46,912
   2,300       Koninklijke (Royal) Philips Electronics
               N.V., NY Shares ..................................         63,480
   8,200       Symbol Technologies, Inc. ........................         69,700
                                                                        --------
                                                                         180,092
                                                                        --------
 FINANCIAL SERVICES -- 8.0%
   2,500       Citigroup, Inc. ..................................         96,875
   2,500       J.P. Morgan Chase & Company ......................         84,800
   1,700       Morgan Stanley Dean Witter & Company .............         73,236
   3,500       Stilwell Financial, Inc. .........................         63,700
                                                                        --------
                                                                         318,611
                                                                        --------
 MANUFACTURING -- 1.5%
   1,700       Honeywell International, Inc. ....................         59,891
                                                                        --------
 METALS/MINING -- 5.0%
   4,800       Arch Coal, Inc. ..................................        109,008
   2,200       Phelps Dodge Corporation+ ........................         90,640
                                                                        --------
                                                                         199,648
                                                                        --------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 OIL AND GAS -- 7.1%
   2,400       Diamond Offshore Drilling, Inc. ..................       $ 68,400
   2,000       ENSCO International, Inc. ........................         54,520
   3,900       Grant Prideco, Inc.+ .............................         53,040
   2,900       Unocal Corporation ...............................        107,126
                                                                        --------
                                                                         283,086
                                                                        --------
 PAPER AND FOREST PRODUCTS -- 5.6%
   3,200       Boise Cascade Corporation ........................        110,496
   7,900       Sappi Ltd., ADR ..................................        110,600
                                                                        --------
                                                                         221,096
                                                                        --------
 PHARMACEUTICALS -- 1.3%
   2,000       Schering-Plough Corporation ......................         49,200
                                                                        --------
 PRINTING/PUBLISHING -- 2.7%
   2,500       Tribune Company ..................................        108,750
                                                                        --------
 RETAIL -- 0.9%
   2,100       Toys "R" Us, Inc.+ ...............................         36,687
                                                                        --------
 SEMICONDUCTORS -- 1.4%
   4,800       Advanced Micro Devices, Inc.+ ....................         46,656
     196       Agere Systems, Inc., Class A+ ....................            274
   6,315       Agere Systems, Inc., Class B+ ....................          9,473
                                                                        --------
                                                                          56,403
                                                                        --------
 TELECOMMUNICATIONS -- 3.0%
   2,500       AT&T Corporation .................................         26,750
   5,000       AT&T Wireless Services, Inc.+ ....................         29,250
  37,800       Lucent Technologies, Inc.+ .......................         62,748
  32,800       WorldCom, Inc. - WorldCom Group+ .................          1,640
                                                                        --------
                                                                         120,388
                                                                        --------
               Total Common Stocks
                (Cost $3,283,317) ...............................      2,984,990
                                                                       ---------
   PRINCIPAL
    AMOUNT
   --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE-- 24.8%
   (Cost $985,896)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-- 24.8%
   $986,000   1.900%++ due 07/01/2002 ...........................        985,896
                                                                      ----------
TOTAL INVESTMENTS (COST $4,269,213) ..................      99.9%     $3,970,886
OTHER ASSETS AND LIABILITIES (NET) ...................       0.1           4,309
                                                           ------     ----------
NET ASSETS ...........................................     100.0%     $3,975,195
                                                           ======     ==========
----------------------
  + Non-income producing security. ++ Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              FULLY MANAGED SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 53.3%
 BROADCAST, RADIO AND TELEVISION -- 3.3%
     326,000    AOL Time Warner, Inc.+ .........................    $  4,795,460
     298,000    Meredith Corporation ...........................      11,428,300
      26,800    Washington Post Company, Class B ...............      14,740,000
                                                                    ------------
                                                                      30,963,760
                                                                    ------------
 CHEMICALS -- 5.3%
     500,500    Agrium, Inc. ...................................       4,704,700
     117,000    Cabot Corporation ..............................       3,322,800
      79,000    du Pont (E.I.) de Nemours and Company ..........       3,507,600
     406,000    Great Lakes Chemical Corporation(e) ............      10,779,300
      75,000    Hercules, Inc.+ ................................         894,000
     289,000    Imperial Chemical Industries Plc, ADR ..........       5,563,250
     350,000    Octel Corporation+ .............................       8,809,500
     181,000    Potash Corporation of Saskatchewan, Inc.(e) ....      12,072,700
                                                                    ------------
                                                                      49,653,850
                                                                    ------------
 COMPUTER INDUSTRY -- 0.8%
     503,000    Hewlett-Packard Company ........................       7,685,840
                                                                    ------------
 CONSUMER PRODUCTS -- 3.8%
     253,000    Fortune Brands, Inc. ...........................      14,152,820
     321,000    Hasbro, Inc. ...................................       4,352,760
     142,000    Loews Corporation - Carolina Group .............       3,841,100
      34,000    National Presto Industries, Inc. ...............       1,088,000
     281,000    Philip Morris Companies, Inc. ..................      12,274,080
                                                                    ------------
                                                                      35,708,760
                                                                    ------------
 HOTELS/RESORTS -- 1.1%
     159,000    Mandalay Resort Group+(e) ......................       4,383,630
     152,000    Marriott International, Inc., Class A ..........       5,783,600
                                                                    ------------
                                                                      10,167,230
                                                                    ------------
 INSURANCE -- 4.8%
      73,000    Leucadia National Corporation ..................       2,311,180
     312,000    Loews Corporation ..............................      16,532,880
     183,000    Mutual Risk Management Ltd.(e) .................          18,757
     107,000    Prudential Financial, Inc.+ ....................       3,569,520
     414,000    SAFECO Corporation .............................      12,788,460
      34,000    Unitrin, Inc. ..................................       1,216,180
      25,500    White Mountains Insurance Group Ltd. ...........       8,070,750
                                                                    ------------
                                                                      44,507,727
                                                                    ------------
 MANUFACTURING -- 1.3%
      60,000    3M Company .....................................       7,380,000
       5,000    Dover Corporation ..............................         175,000
     340,000    Tyco International Ltd. ........................       4,593,400
                                                                    ------------
                                                                      12,148,400
                                                                    ------------
 METALS/MINING -- 4.5%
   1,129,800    Newmont Mining Corporation
                Holding Company(e) .............................      29,747,634
     285,000    Phelps Dodge Corporation+(e) ...................      11,742,000
      57,000    Placer Dome, Inc. ..............................         638,970
                                                                    ------------
                                                                      42,128,604
                                                                    ------------
 OIL AND GAS -- 9.3%
     395,000    Amerada Hess Corporation .......................      32,587,500
      73,910    ChevronTexaco Corporation ......................       6,541,035
     106,470    Devon Energy Corporation .......................       5,246,842
     517,000    El Paso Corporation ............................      10,655,370
     262,000    Imperial Oil Ltd. ..............................       8,171,780
     391,000    Marathon Oil Corporation .......................      10,603,920
     152,000    Murphy Oil Corporation .........................      12,540,000
                                                                    ------------
                                                                      86,346,447
                                                                    ------------
 PAPER AND FOREST PRODUCTS -- 1.2%
     107,000    Longview Fibre Company+ ........................    $  1,007,940
      60,000    MeadWestvaco Corporation .......................       2,013,600
     203,000    Potlatch Corporation ...........................       6,906,060
      24,000    Weyerhaeuser Company ...........................       1,532,400
                                                                    ------------
                                                                      11,460,000
                                                                    ------------
 PHARMACEUTICALS -- 3.5%
     312,000    Bristol-Myers Squibb Company ...................       8,018,400
     281,000    Merck & Company, Inc. ..........................      14,229,840
     409,000    Schering-Plough Corporation ....................      10,061,400
                                                                    ------------
                                                                      32,309,640
                                                                    ------------
 PRINTING/PUBLISHING -- 1.9%
     196,000    Donnelley (R.R.) & Sons Company ................       5,399,800
     167,000    New York Times Company, Class A ................       8,600,500
     215,000    Reader's Digest Association, Inc., Class A .....       4,026,950
                                                                    ------------
                                                                      18,027,250
                                                                    ------------
 REAL ESTATE INVESTMENT TRUSTS -- 0.2%
      50,000    Rouse Company ..................................       1,646,500
                                                                    ------------
 RETAIL -- 1.6%
     205,000    CVS Corporation ................................       6,273,000
     435,000    Gap, Inc.(e) ...................................       6,177,000
      76,000    Nordstrom, Inc. ................................       1,721,400
     750,200    Petrie Stores Liquidating Trust+ ...............         671,429
                                                                    ------------
                                                                      14,842,829
                                                                    ------------
 TELECOMMUNICATIONS -- 2.9%
     866,000    AT&T Corporation ...............................       9,266,200
     527,000    Sprint Corporation (Fon Group) .................       5,591,470
     307,000    Verizon Communications, Inc. ...................      12,326,050
                                                                    ------------
                                                                      27,183,720
                                                                    ------------
 TRANSPORTATION -- 3.8%
      56,600    Bergesen d.y. ASA, Class A .....................       1,206,818
     219,000    Burlington Northern Santa Fe Corporation .......       6,570,000
     151,000    Overseas Shipholding Group, Inc. ...............       3,183,080
     897,000    Ryder System, Inc. .............................      24,299,730
                                                                    ------------
                                                                      35,259,628
                                                                    ------------
 UTILITIES -- 2.9%
     462,925    FirstEnergy Corporation ........................      15,452,437
      45,000    Great Plains Energy, Inc. ......................         915,750
     576,000    UniSource Energy Corporation ...................      10,696,320
                                                                    ------------
                                                                      27,064,507
                                                                    ------------
 WASTE MANAGEMENT -- 1.1%
     376,000    Waste Management, Inc.(e) ......................       9,794,800
                                                                    ------------
                Total Common Stocks
                 (Cost $448,905,083) ...........................     496,899,492
                                                                    ------------
PREFERRED STOCKS -- 8.0%
 ADVERTISING -- 0.5%
      50,000    Omnicom Group, Inc., Convertible ...............       4,668,750
                                                                    ------------
 AUTOMOTIVE -- 1.3%
     213,000    Ford Motor Company Capital Trust II,
                Convertible ....................................      11,981,250
                                                                    ------------
 CHEMICALS -- 0.1%
      25,000    Hercules Trust II, Convertible .................       1,316,407
                                                                    ------------
 CONSUMER PRODUCTS -- 0.4%
      86,000    Newell Financial Trust I, Convertible ..........       3,999,000
                                                                    ------------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              FULLY MANAGED SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
PREFERRED STOCKS -- (CONTINUED)
   INSURANCE -- 0.2%
     80,000   Travelers Property Casualty Corporation,
               Convertible ........................................  $ 1,892,000
                                                                     -----------
   MANUFACTURING -- 0.7%
     30,000   Cummins Capital Trust I, Convertible**^ .............    1,462,500
    120,000   Owens-Illinois, Inc., Convertible ...................    2,772,000
     53,500   Sealed Air Corporation, Series A, Convertible .......    2,185,475
                                                                     -----------
                                                                       6,419,975
                                                                     -----------
   OIL AND GAS -- 1.2%
     64,000   El Paso Corporation Capital Trust I, Convertible ....    2,355,200
    182,100   Unocal Capital Trust, Convertible                        9,218,813
                                                                     -----------
                                                                      11,574,013
                                                                     -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.2%
    232,100   Rouse Company, Series B, Convertible ................   10,908,700
                                                                     -----------
   TELECOMMUNICATIONS -- 0.7%
    128,000   Lucent Technologies, Inc., Convertible(e) ...........    6,272,000
                                                                     -----------
   TRANSPORTATION -- 1.6%
    286,000   Union Pacific Capital Trust, Convertible ............   14,979,250
                                                                     -----------
   UTILITIES -- 0.1%
      7,329   Entergy Gulf States, Inc., Series B(e) ..............      365,791
      7,000   Pacific Gas & Electric Corporation(b) ...............      163,485
      2,400   Southern California Edison Company ..................      211,425
                                                                     -----------
                                                                         740,701
                                                                     -----------
              Total Preferred Stocks
                (Cost $74,772,213) ................................   74,752,046
                                                                     -----------
   PRINCIPAL
    AMOUNT
   ---------
CONVERTIBLE BONDS AND NOTES -- 13.3%
   BROADCAST, RADIO AND TELEVISION -- 0.4%
$ 3,900,000   Liberty Media Corporation,
               3.250% due 03/15/2031 ..............................    3,705,000
                                                                     -----------
   COMPUTER INDUSTRY-- 0.7%
  3,700,000   Peregrine Systems, Inc.,
               5.500% due 11/15/2007(e) ...........................    1,345,875
  5,100,000   Siebel Systems, Inc.,
               5.500% due 09/15/2006(e) ...........................    5,023,500
                                                                     -----------
                                                                       6,369,375
                                                                     -----------
   FINANCIAL SERVICES-- 0.8%
 10,000,000   Merrill Lynch & Company, Inc.,
               2.250%(a) due 05/23/2031 ...........................    4,950,000
  3,194,000   USF&G Corporation,
               3.651%(a) due 03/03/2009(e) ........................    2,323,635
                                                                     -----------
                                                                       7,273,635
                                                                     -----------
   HEALTH CARE-- 0.5%
  4,350,000   HealthSouth Corporation,
               3.250% due 04/01/2003(e) ...........................    4,328,250
                                                                     -----------
   HOTELS/RESORTS-- 1.7%
 17,400,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006(e) ...........................   16,421,250
                                                                     -----------
   INSURANCE-- 0.9%
  9,600,000   Loews Corporation,
               3.125% due 09/15/2007 ..............................    8,412,000
                                                                     -----------

   PRINCIPAL                                                             VALUE
    AMOUNT                                                              (NOTE 1)
    ------                                                              --------
   MANUFACTURING -- 0.6%
$ 8,000,000   Tyco International Group S.A.,
               2.258%(a) due 02/12/2021 ...........................  $ 5,560,000
                                                                     -----------
   METALS/MINING -- 2.3% Inco Ltd.:
  1,100,000    3.250%(a) due 03/29/2021**^ ........................      732,875
 13,200,000    5.750% due 07/01/2004(e) ...........................   13,612,500
  8,200,000   Teck Cominco Ltd.,
               3.750% due 07/15/2006 ..............................    7,257,000
                                                                     -----------
                                                                      21,602,375
                                                                     -----------
   PHARMACEUTICALS-- 3.4%
  1,500,000   Allergan, Inc.,
               2.346%(a) due 11/01/2020 ...........................      950,625
              Roche Holdings, Inc.:
 36,750,000    3.622%(a) due 07/25/2021**^ ........................   19,293,750
  2,100,000    6.083%(a) due 05/06/2012**^(e) .....................    1,191,750
 13,500,000    6.179%(a) due 04/20/2010(e) ........................    8,201,250
              Sepracor, Inc.:
  1,700,000    5.000% due 02/15/2007(e) ...........................      981,750
  1,600,000    7.000% due 12/15/2005(e) ...........................    1,104,000
                                                                     -----------
                                                                      31,723,125
                                                                     -----------
   RETAIL-- 0.5%
  2,950,000   Gap, Inc.,
               5.750% due 03/15/2009**^ ...........................    3,374,062
  1,550,000   Lowe's Companies, Inc.,
               2.500%(a) due 02/16/2021**^(e) .....................    1,267,125
                                                                     -----------
                                                                       4,641,187
                                                                     -----------
   TELECOMMUNICATIONS-- 1.2%
              Corning, Inc.:
 10,500,000    4.831%(a) due 11/08/2015(e) ........................    5,302,500
  1,200,000    4.875% due 03/01/2008 ..............................      771,000
  7,265,000   Motorola, Inc.,
               2.808%(a) due 09/27/2013 ...........................    5,485,075
                                                                     -----------
                                                                      11,558,575
                                                                     -----------
   UTILITIES -- 0.3%
    100,000   Covanta Energy Corporation,
               5.750% due 10/20/2002(b) ...........................       30,500
  2,450,000   Orion Power Holdings, Inc.,
               4.500% due 06/01/2008 ..............................    2,450,000
                                                                     -----------
                                                                       2,480,500
                                                                     -----------
              Total Convertible Bonds and Notes
                (Cost $124,132,891) ...............................  124,075,272
                                                                     -----------
CORPORATE BONDS -- 0.5%
   BROADCAST, RADIO AND TELEVISION -- 0.2%
  3,750,000   Paxson Communications,
               6.980%(a) due 01/15/2009 {STEP} ....................    2,146,875
                                                                     -----------
   PAPER AND FOREST PRODUCTS-- 0.2%
  1,160,000   Potlatch Corporation,
               10.000% due 07/15/2011 .............................    1,276,000
                                                                     -----------
   TELECOMMUNICATIONS-- 0.1%
  1,100,000   BellSouth Telecommunications,
               5.850% due 11/15/2045 ..............................      898,366
                                                                     -----------
              Total Corporate Bonds
                (Cost $4,676,695) .................................    4,321,241
                                                                     -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              FULLY MANAGED SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                                            VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
U.S. GOVERNMENT AGENCY OBLIGATIONS-- 1.0%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-- 1.0%
$ 4,500,000   4.750% due 11/14/2003(e) ............................  $ 4,640,575
  4,500,000   5.125% due 02/13/2004 ...............................    4,670,996
                                                                     -----------
              Total U.S. Government Agency Obligations
                (Cost $9,012,648)                                      9,311,571
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 1.8%
   U.S. TREASURY NOTES -- 1.8%
 15,000,000   3.000% due 01/31/2004(e) ............................   15,102,510
  2,205,000   5.875% due 09/30/2002 ...............................    2,229,085
                                                                     -----------
              Total U.S. Treasury Obligations
                (Cost $17,221,520) ................................   17,331,595
                                                                     -----------
TOTAL INVESTMENTS (COST $678,721,050*) ..................   77.9%   $726,691,217
OTHER ASSETS AND LIABILITIES (NET) ......................   22.1     205,750,244
                                                           ------   ------------
NET ASSETS ..............................................  100.0%   $932,441,461
                                                           ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^  Illiquid security.
  +  Non-income producing security.
(a)  The rate shown is the effective yield at date of purchase.
(b)  Security is in default. Represents 0.02% of net assets.
(e)  Securities in whole or in part on loan at June 30, 2002.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                      STEP -- Stepped CouponBond
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                            FUNDAMENTAL GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 90.6%
 ADVERTISING -- 1.1%
     1,080     Interpublic Group of Companies, Inc. .............     $   26,741
                                                                      ----------
 BANKS -- 3.3%
     1,000     Northern Trust Corporation .......................         44,060
       700     Wells Fargo & Company ............................         35,042
                                                                      ----------
                                                                          79,102
                                                                      ----------
 BROADCAST, RADIO AND TELEVISION -- 5.6%
     3,000     AOL Time Warner, Inc.+ ...........................         44,130
     1,050     Clear Channel Communications, Inc.+ ..............         33,621
     1,200     Viacom, Inc., Class B+ ...........................         53,244
                                                                      ----------
                                                                         130,995
                                                                      ----------
 COMPUTER INDUSTRY -- 20.6%
     4,200     Cisco Systems, Inc.+ .............................         58,590
     1,700     Dell Computer Corporation+ .......................         44,438
       200     Electronic Arts, Inc.+ ...........................         13,210
     4,200     Intel Corporation ................................         76,734
       990     International Business Machines Corporation ......         71,280
     2,390     Microsoft Corporation+ ...........................        130,733
     4,000     Oracle Corporation+ ..............................         37,880
     1,200     SAP AG, ADR ......................................         28,956
       550     Siebel Systems, Inc.+ ............................          7,821
     3,200     Sun Microsystems, Inc.+ ..........................         16,032
                                                                      ----------
                                                                         485,674
                                                                      ----------
 CONSUMER PRODUCTS -- 1.7%
       300     Colgate-Palmolive Company ........................         15,015
       300     Mattel, Inc. .....................................          6,303
       300     Unilever N.V., NY Shares .........................         19,440
                                                                      ----------
                                                                          40,758
                                                                      ----------
 FINANCIAL SERVICES -- 10.2%
     1,300     Concord EFS, Inc.+ ...............................         39,182
       300     Fannie Mae .......................................         22,125
       800     First Data Corporation ...........................         30,128
     1,000     H&R Block, Inc. ..................................         46,150
       500     Morgan Stanley Dean Witter & Company .............         21,540
     1,300     State Street Corporation .........................         58,110
       700     T. Rowe Price Group, Inc. ........................         23,016
                                                                      ----------
                                                                         240,251
                                                                      ----------
 FOOD AND BEVERAGES -- 5.0%
       500     Anheuser-Busch Companies, Inc. ...................         25,000
     1,100     Coca-Cola Enterprises, Inc. ......................         24,288
       900     PepsiCo, Inc. ....................................         43,380
       900     Sysco Corporation ................................         24,498
                                                                      ----------
                                                                         117,166
                                                                      ----------
 HEALTH CARE -- 2.2%
       650     Johnson & Johnson ................................         33,969
       200     UnitedHealth Group, Inc. .........................         18,310
                                                                      ----------
                                                                          52,279
                                                                      ----------
 INSURANCE -- 8.4%
     1,100     American International Group, Inc. ...............         75,053
       800     Everest Re Group Ltd. ............................         44,760
       700     Lincoln National Corporation .....................         29,400
       500     Marsh & McLennan Companies, Inc. .................         48,300
                                                                      ----------
                                                                         197,513
                                                                      ----------
 LEISURE AND ENTERTAINMENT -- 2.4%
     3,000     Walt Disney Company ..............................         56,700
                                                                      ----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
MANUFACTURING -- 1.6%
       300     3M Company .......................................     $   36,900
                                                                      ----------
 PHARMACEUTICALS -- 4.8%
     1,300     Amgen, Inc.+ .....................................         54,444
     1,700     Pfizer, Inc. .....................................         59,500
                                                                      ----------
                                                                         113,944
                                                                      ----------
 RESTAURANTS -- 2.4%
       475     Brinker International, Inc.+ .....................         15,081
     1,400     Yum! Brands, Inc.+ ...............................         40,950
                                                                      ----------
                                                                          56,031
                                                                      ----------
 RETAIL -- 14.1%
     1,400     Bed Bath & Beyond, Inc.+ .........................         52,836
       900     Family Dollar Stores, Inc. .......................         31,725
     1,850     Home Depot, Inc. .................................         67,950
       900     Lowe's Companies, Inc. ...........................         40,860
       700     Target Corporation ...............................         25,998
     2,050     Wal-Mart Stores, Inc. ............................        112,771
                                                                      ----------
                                                                         332,140
                                                                      ----------
 SEMICONDUCTORS -- 4.0%
     1,500     Applied Materials, Inc.+ .........................         28,530
       600     KLA-Tencor Corporation+ ..........................         26,394
       400     STMicroelectronics N.V ...........................          9,975
     1,200     Texas Instruments, Inc. ..........................         28,440
                                                                      ----------
                                                                          93,339
                                                                      ----------
 SERVICES -- 0.3%
       200     Manpower, Inc. ...................................          7,350
                                                                      ----------
 TELECOMMUNICATIONS -- 1.9%
     1,160     QUALCOMM, Inc.+ ..................................         31,889
     1,050     Rogers Communications, Inc., Class B+ ............          9,389
       600     Sprint Corporation (PCS Group)+ ..................          2,682
                                                                      ----------
                                                                          43,960
                                                                      ----------
 TRANSPORTATION -- 1.0%
       400     United Parcel Service, Inc., Class B .............         24,700
                                                                      ----------
               Total Common Stocks
                 (Cost $2,366,840) ..............................      2,135,543
                                                                      ----------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 9.4%
   (Cost $220,976)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 9.4%
   $221,000   1.900%++ due 07/01/2002 ...........................       220,976
                                                                     ----------
TOTAL INVESTMENTS (COST $2,587,816*) .................... 100.0%     $2,356,519
OTHER ASSETS AND LIABILITIES (NET) ......................   0.0            (305)
                                                          ------     ----------
NET ASSETS .............................................. 100.0%     $2,356,214
                                                          ======     ==========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
  # Less than 0.01%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             GLOBAL FRANCHISE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 86.1%
 CANADA -- 2.0%
     9,562     Torstar Corporation, Class B ....................      $  151,519
                                                                      ----------
 FINLAND -- 3.9%
     9,752     Kone Corporation, Class B+ ......................         288,940
                                                                      ----------
 FRANCE -- 5.3%
     2,008     Groupe Danone+ ..................................         276,055
     1,193     Pernod-Ricard S.A ...............................         116,881
                                                                      ----------
                                                                         392,936
                                                                      ----------
 ITALY -- 4.7%
    10,679     Davide Campari-Milano S.p.A .....................         353,319
                                                                      ----------
 NETHERLANDS -- 1.7%
     9,229     Reed Elsevier N.V ...............................         125,784
                                                                      ----------
 SPAIN -- 3.6%
    20,540     Zardoya Otis S.A.+ ..............................         271,830
                                                                      ----------
 SWEDEN -- 4.1%
    36,682     Swedish Match AB+ ...............................         303,349
                                                                      ----------
 SWITZERLAND -- 6.1%
     5,383     Compagnie Financiere Richemont AG, Class A ......         122,443
     1,412     Nestle S.A.+ ....................................         329,244
                                                                      ----------
                                                                         451,687
                                                                      ----------
 UNITED KINGDOM -- 37.1%
    55,513     Allied Domecq Plc ...............................         364,076
    35,545     British American Tobacco Plc ....................         381,983
    60,098     Cadbury Schweppes Plc ...........................         450,256
     6,417     Capital Radio Plc ...............................          61,624
    22,169     Diageo Plc ......................................         287,913
    19,238     Imperial Tobacco Group Plc ......................         312,896
    29,362     Reckitt Benckiser Plc ...........................         526,791
    96,308     SMG Plc .........................................         181,303
     5,696     Ulster Television Plc ...........................          32,560
    18,713     WPP Group Plc ...................................         158,026
                                                                      ----------
                                                                       2,757,428
                                                                      ----------
 UNITED STATES -- 17.6%
     4,242     Brown-Forman Corporation, Class B ...............         292,868
     3,121     Fortune Brands, Inc. ............................         174,589
     5,087     Kimberly-Clark Corporation ......................         315,394
     6,244     New York Times Company, Class A .................         321,566
     4,689     Philip Morris Companies, Inc. ...................         204,815
                                                                      ----------
                                                                       1,309,232
                                                                      ----------
               Total Common Stocks
                 (Cost $6,570,774) .............................       6,406,024
                                                                      ----------
TOTAL INVESTMENTS (Cost $6,570,774*)                        86.1%     $6,406,024
OTHER ASSETS AND LIABILITIES (NET)                          13.9       1,029,941
                                                           ------     ----------
NET ASSETS                                                 100.0%     $7,435,965
                                                           ======     ==========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.


The industry classification of the Global Franchise Series at June 30, 2002 was as follows:

                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------            ----------     ----------
Advertising .........................   2.1%      $  158,026
Broadcast, Radio andTelevision ......   3.7          275,487
Consumer Products ...................  29.9        2,219,817
Food and Beverages ..................  33.2        2,470,611
Manufacturing .......................   7.5          560,770
Printing/Publishing .................   8.1          598,869
Retail ..............................   1.6          122,444
                                      ------      ----------
TOTAL INVESTMENTS ...................  86.1%      $6,406,024
OTHER ASSETS AND LIABILITIES (NET) ..  13.9        1,029,941
                                      ------      ----------
NET ASSETS .......................... 100.0%      $7,435,965
                                      ======      ==========


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                  GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 82.2%
   AEROSPACE/DEFENSE -- 1.9%
       6,445     General Dynamics Corporation .................     $    685,426
     345,450     Raytheon Company .............................       14,077,087
                                                                    ------------
                                                                      14,762,513
                                                                    ------------
 BANKS -- 1.7%
     201,977     Fifth Third Bancorp ..........................       13,461,767
                                                                    ------------
 BROADCAST, RADIO AND TELEVISION -- 14.5%
     469,737     AOL Time Warner, Inc.+ .......................        6,909,831
     450,137     Cablevision Systems Corporation-Rainbow
                 Media Group+(e) ..............................        3,938,699
     543,450     Cablevision Systems New York Group,
                 Class A+ .....................................        5,141,037
     597,325     Charter Communications, Inc., Class A+(e) ....        2,437,086
     164,820     Clear Channel Communications, Inc.+ ..........        5,277,537
     565,765     Comcast Corporation, Special Class A+(e) .....       13,255,874
     449,215     Cox Communications, Inc., Class A+(e) ........       12,375,873
     186,700     EchoStar Communications Corporation,
                 Class A+(e) ..................................        3,465,152
   3,393,589     Liberty Media Corporation, Class A+ ..........       33,935,890
     400,425     USA Interactive, Inc.+(e) ....................        9,389,966
     379,973     Viacom, Inc., Class B+ .......................       16,859,402
                                                                    ------------
                                                                     112,986,347
                                                                    ------------
 COMPUTER INDUSTRY -- 5.5%
     890,525     Amazon.com, Inc.+(e) .........................       14,471,031
     218,825     Brocade Communications Systems, Inc.+(e) .....        3,825,061
     326,415     Electronic Arts, Inc.+(e) ....................       21,559,711
      86,390     Electronic Data Systems Corporation ..........        3,209,388
                                                                    ------------
                                                                      43,065,191
                                                                    ------------
 ELECTRONICS -- 1.8%
     475,575     Celestica, Inc.+(e) ..........................       10,800,308
     438,350     Flextronics International Ltd.+ ..............        3,125,436
                                                                    ------------
                                                                      13,925,744
                                                                    ------------
 FINANCIAL SERVICES -- 7.6%
     420,417     Citigroup, Inc. ..............................       16,291,159
     803,790     E*TRADE Group, Inc.+(e) ......................        4,388,693
     244,580     Fannie Mae ...................................       18,037,775
     176,800     Goldman Sachs Group, Inc.(e) .................       12,968,280
     152,220     Household International, Inc. ................        7,565,334
                                                                    ------------
                                                                      59,251,241
                                                                    ------------
 HEALTH CARE -- 9.5%
     142,335     Anthem, Inc.+(e) .............................        9,567,759
     238,495     Guidant Corporation+ .........................        7,209,704
     424,270     Laboratory Corporation of America
                 Holdings+(e) .................................       19,367,926
     229,140     McKesson Corporation .........................        7,492,878
     305,075     Tenet Healthcare Corporation+ ................       21,828,116
      92,835     UnitedHealth Group, Inc. .....................        8,499,044
                                                                    ------------
                                                                      73,965,427
                                                                    ------------
 INSURANCE -- 9.7%
     455,680     AFLAC, Inc. ..................................       14,581,760
     401,365     Allstate Corporation .........................       14,842,478
      10,865     Berkshire Hathaway, Inc., Class B+(e) ........       24,261,545
      98,355     CIGNA Corporation ............................        9,581,744
     152,100     XL Capital Ltd., Class A .....................       12,882,870
                                                                    ------------
                                                                      76,150,397
                                                                    ------------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 LEISURE AND ENTERTAINMENT -- 0.5%
     207,610     Walt Disney Company ..........................     $  3,923,829
                                                                    ------------
 MANUFACTURING -- 2.6%
     466,960     Honeywell International, Inc. ................       16,451,001
      95,525     Stanley Works ................................        3,917,480
                                                                    ------------
                                                                      20,368,481
                                                                    ------------
 OIL AND GAS -- 5.4%
     476,075     BJ Services Company+(e) ......................       16,129,421
      57,705     Murphy Oil Corporation .......................        4,760,663
      65,475     Patterson-UTI Energy, Inc.+ ..................        1,848,359
     394,135     Petroleo Brasileiro S.A., ADR ................        7,433,386
     181,255     Smith International, Inc.+(e) ................       12,359,778
                                                                    ------------
                                                                      42,531,607
                                                                    ------------
 PHARMACEUTICALS -- 10.9%
     111,770     AmerisourceBergen Corporation ................        8,494,520
     154,375     Cardinal Health, Inc. ........................        9,480,169
     149,195     Forest Laboratories, Inc.+ ...................       10,563,006
      72,295     Genentech, Inc.+ .............................        2,421,882
     184,105     Millennium Pharmaceuticals, Inc.+(e) .........        2,236,876
     890,210     Pfizer, Inc. .................................       31,157,350
     337,510     Schering-Plough Corporation ..................        8,302,746
     238,060     Wyeth ........................................       12,188,672
                                                                    ------------
                                                                      84,845,221
                                                                    ------------
 RETAIL -- 3.5%
     367,970     Dollar Tree Stores, Inc.+(e) .................       14,501,698
     208,385     Home Depot, Inc. .............................        7,653,981
     154,645     Tiffany & Company ............................        5,443,504
                                                                    ------------
                                                                      27,599,183
                                                                    ------------
 SEMICONDUCTORS -- 2.0%
     246,820     Analog Devices, Inc.+ ........................        7,330,554
     221,740     ASML Holding N.V.+(e) ........................        3,352,709
     176,420     National Semiconductor Corporation+(e) .......        5,146,171
                                                                    ------------
                                                                      15,829,434
                                                                    ------------
 SERVICES -- 2.7%
     340,910     Accenture Ltd., Class A+ .....................        6,477,290
     173,615     eBay, Inc.+(e) ...............................       10,698,156
     191,685     TMP Worldwide, Inc.+ .........................        4,121,228
                                                                    ------------
  21,296,674
                                                                    ------------
 TELECOMMUNICATIONS -- 2.4%
   1,309,059     Nokia Oyj, ADR ...............................       18,955,174
                                                                    ------------
                 Total Common Stocks
                   (Cost $800,377,481) ........................      642,918,230
                                                                    ------------
   PRINCIPAL
    AMOUNT
   --------
COMMERCIAL PAPER-- 7.9%
$20,000,000   Citigroup, Inc.,
               1.850%++ due 07/01/2002 ........................       19,997,945
 22,200,000   General Electric Capital Corporation,
               1.970%++ due 07/01/2002 ........................       22,197,570
 20,000,000   Prudential Funding Corporation,
               1.850%++ due 07/01/2002 ........................       19,997,944
                                                                     -----------
              Total Commercial Paper
                (Cost $62,193,459) ............................       62,193,459
                                                                     -----------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                  GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.2%
   FEDERAL HOME LOAN BANK (FHLB) -- 1.9%
$15,000,000   1.680%++ due 07/01/2002 ............................. $ 14,998,600
                                                                    ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)-- 5.1%
 15,000,000   1.720%++ due 07/29/2002 .............................   14,978,500
 25,000,000   1.725%++ due 07/16/2002 .............................   24,979,636
                                                                    ------------
                                                                      39,958,136
                                                                    ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-- 1.2%
  9,000,000   1.880%++ due 07/11/2002 .............................    8,994,360
                                                                    ------------
              Total U.S. Government Agency Discount Notes
                (Cost $63,951,096) ................................   63,951,096
                                                                    ------------
TOTAL INVESTMENTS (COST $926,522,036*)                      98.3%   $769,062,785
OTHER ASSETS AND LIABILITIES (NET)                           1.7      13,531,085
                                                           ------   ------------
NET ASSETS                                                 100.0%   $782,593,870
                                                           ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.



                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                CONTRACTS TO RECEIVE
            ---------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN   UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $   APPRECIATION
----------  -------------   ----------  ----------  ------------
10/10/2002  EUR 3,520,000   $3,306,829  $3,470,190   $163,361
10/25/2002  EUR 2,000,000    1,913,840   1,970,338     56,498
11/07/2002  EUR 3,500,000    3,265,570   3,446,306    180,736
                                                     --------
                                                     $400,595
                                                     --------

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO DELIVER
            ---------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN   UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $   DEPRECIATION
----------  -------------   ----------  ----------  ------------
10/10/2002  EUR 7,320,000   $6,609,759  $7,216,417 $  (606,658)
10/25/2002  EUR 4,900,000    4,329,150   4,827,328    (498,178)
11/07/2002  EUR 3,500,000    3,137,750   3,446,306    (308,556)
01/31/2003  EUR 1,600,000    1,516,480   1,569,952     (53,472)
                                                   -----------
                                                   $(1,466,864)
                                                   -----------
Net Unrealized Depreciation of Forward
     Foreign Currency Exchange Contracts .......   $(1,066,269)
                                                   ===========


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 EUR --  Euro
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               HARD ASSETS SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 94.5%
 CHEMICALS -- 7.4%
     40,280     Dow Chemical Company ..........................      $ 1,384,826
     80,100     du Pont (E.I.) de Nemours and Company .........        3,556,440
                                                                     -----------
                                                                       4,941,266
                                                                     -----------
 CONSUMER PRODUCTS -- 3.0%
    374,200     Tate & Lyle Plc ...............................        2,002,106
                                                                     -----------
 DIVERSIFIED MINERALS -- 4.6%
    141,900     Antofagasta Plc ...............................        1,295,643
    183,900     BHP Billiton Ltd. .............................        1,063,340
     25,800     Companhia Vale do Rio Doce ....................          703,286
                                                                     -----------
                                                                       3,062,269
                                                                     -----------
 GOLD/MINING -- 8.8%
     44,700     Agnico Eagle Mines Ltd. .......................          649,534
    446,200     Brazilian Resources, Inc.**+^ .................           17,603
     41,100     Compania de Minas Buenaventura S.A.u.,
                ADR ...........................................        1,043,940
     61,600     Dalrymple Resources NL+ .......................           53,600
    107,300     Gold Fields Ltd. ..............................        1,267,661
     80,300     Harmony Gold Mining Company Ltd. ..............        1,106,012
    156,300     Newcrest Mining Ltd. ..........................          665,091
     27,720     Newmont Mining Corporation Holding
                Company .......................................          729,868
  2,000,000     Sipa Resources International NL+ ..............          348,053
                                                                     -----------
                                                                       5,881,362
                                                                     -----------
 MANUFACTURING -- 3.4%
  1,130,000     Corus Group Plc+ ..............................        1,446,884
    546,000     Nippon Steel Corporation ......................          851,872
                                                                     -----------
                                                                       2,298,756
                                                                     -----------
 METALS/MINING -- 4.5%
     48,900     Mining and Metallurgical Company Norilsk
                Nickel, ADR ...................................        1,020,807
     47,600     Phelps Dodge Corporation+ .....................        1,961,120
                                                                     -----------
                                                                       2,981,927
                                                                     -----------
 OIL/GAS - EQUIPMENT AND SERVICES -- 3.9%
    363,830     Saipem S.p.A ..................................        2,615,905
                                                                     -----------
 OIL/GAS - EXPLORATION -- 12.4%
     52,700     Canadian Natural Resources Ltd. ...............        1,785,207
  1,143,500     CNOOC Ltd. ....................................        1,532,054
     43,100     Penn West Petroleum Ltd.+ .....................        1,191,641
     57,300     Shell Canada Ltd., Class A ....................        2,074,026
     37,600     Talisman Energy, Inc. .........................        1,687,301
                                                                     -----------
                                                                       8,270,229
                                                                     -----------
 OIL/GAS - INTEGRATED -- 36.9%
    218,500     BG Group Plc ..................................          950,897
    280,200     BP Plc ........................................        2,353,401
     49,870     BP Plc, ADR ...................................        2,517,936
     16,148     Encana Corporation ............................          495,836
    148,700     ENI S.p.A .....................................        2,364,444
    155,866     Exxon Mobil Corporation .......................        6,378,037
     18,000     LUKOIL, ADR ...................................        1,167,725
     25,400     OAO Gazprom, ADR ..............................          416,560
    244,390     Shell Transport & Trading Company Plc .........        1,844,016
    158,700     Suncor Energy, Inc. ...........................        2,775,625
     15,700     TotalFinaElf S.A ..............................        2,549,139
      6,350     YUKOS, ADR ....................................          877,614
                                                                     -----------
                                                                      24,691,230
                                                                     -----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
OIL/GAS - REFINING -- 0.0%#
     42,500     InterOil Corporation+ .........................      $         0
                                                                     -----------
 PAPER AND FOREST PRODUCTS -- 3.3%
    109,200     Aracruz Celulose S.A., ADR ....................        2,184,000
                                                                     -----------
 PLATINUM/MINING -- 3.6%
     21,400     Anglo American Platinum Corporation Ltd. ......          840,669
     27,840     Impala Platinum Holdings Ltd. .................        1,544,079
                                                                     -----------
                                                                       2,384,748
                                                                     -----------
 SERVICES -- 2.7%
    231,800     Bunzl Plc .....................................        1,833,821
                                                                     -----------
                Total Common Stocks
                  (Cost $62,223,051) ..........................       63,147,619
                                                                     -----------
TOTAL INVESTMENT                                            94.5%    $63,147,619
OTHER ASSETS AND LIABILITIES (NET)                           5.5       3,705,816
                                                           ------    -----------
NET ASSETS                                                 100.0%    $66,853,435
                                                           ======    ===========
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  ^ Illiquid security.
  # Amount represents less than 0.1%.

The summary of investments by country at June 30, 2002 was as follows:

                                   % OF TOTAL        MARKET
COUNTRY                            INVESTMENTS        VALUE
-------                            -----------    -----------
Australia .........................     3.4%      $ 2,130,083
Brazil ............................     4.6         2,887,286
Canada ............................    16.9        10,676,773
France ............................     4.0         2,549,139
Hong Kong .........................     2.4         1,532,054
Italy .............................     7.9         4,980,349
Japan .............................     1.3           851,872
Peru ..............................     1.7         1,043,940
Russia ............................     3.9         2,461,899
South Africa ......................     7.5         4,758,421
United Kingdom ....................    22.6        14,244,705
United States .....................    23.8        15,031,098
                                      ------      -----------
                                      100.0%      $63,147,619
                                      ======      ===========



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                       INTERNATIONAL ENHANCED EAFE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 97.9%
 AUSTRALIA -- 1.4%
    1,870     National Australia Bank Ltd. .......................     $  37,162
    3,840     News Corporation Ltd. ..............................        20,867
    4,030     Woodside Petroleum Ltd. ............................        30,700
                                                                       ---------
                                                                          88,729
                                                                       ---------
 BELGIUM -- 1.2%
    5,000     Dexia ..............................................        77,381
                                                                       ---------
 BRAZIL -- 0.3%
    1,300     Unibanco-Uniao de Bancos Brasileiros S.A.,
              GDR ................................................        21,450
                                                                       ---------
 FINLAND -- 2.2%
    9,460     Nokia Oyj ..........................................       138,462
                                                                       ---------
 FRANCE -- 12.9%
    1,560     Aventis S.A ........................................       110,545
    4,690     Axa ................................................        85,784
    1,740     BNP Paribas S.A ....................................        96,234
      520     Cap Gemini S.A .....................................        20,671
    2,320     Compagnie de Saint-Gobain ..........................       104,139
      980     Dassault Systemes S.A ..............................        44,764
      440     Imerys S.A .........................................        56,275
    1,910     TotalFinaElf S.A ...................................       310,118
                                                                       ---------
                                                                         828,530
                                                                       ---------
 GERMANY -- 9.5%
    3,650     Bayer AG ...........................................       116,977
    2,930     Bayerische Motoren Werke (BMW) AG ..................       118,962
    2,060     Deutsche Bank AG ...................................       143,229
    3,260     Deutsche Post AG ...................................        42,145
    2,390     Heidelberger Zement AG .............................       117,549
    1,200     Siemens AG .........................................        72,034
                                                                       ---------
                                                                         610,896
                                                                       ---------
 HONG KONG -- 1.4%
    8,000     Cheung Kong (Holdings) Ltd. ........................        66,669
      280     Cheung Kong (Holdings) Ltd.-Rts ....................             0
   18,500     MTR Corporation Ltd. ...............................        23,956
                                                                       ---------
                                                                          90,625
                                                                       ---------
 ITALY -- 5.1%
   16,510     ENI S.p.A ..........................................       262,522
   11,950     Telecom Italia S.p.A ...............................        63,377
                                                                       ---------
                                                                         325,899
                                                                       ---------
 JAPAN -- 20.0%
      660     ACOM Company Ltd. ..................................        45,099
    3,000     Canon, Inc. ........................................       113,386
    4,000     Chugai Pharmaceutical Company Ltd. .................        47,857
    2,000     Fuji Photo Film Company Ltd. .......................        64,578
      500     Hirose Electric Company Ltd. .......................        43,594
    1,500     Honda Motor Company Ltd. ...........................        60,823
      900     Hoya Corporation ...................................        65,479
    5,000     Kaneka Corporation .................................        34,833
    2,000     Kao Corporation ....................................        46,055
    1,100     Murata Manufacturing Company Ltd. ..................        70,668
    1,600     Namco Ltd. .........................................        30,503
   13,000     Nikko Cordial Corporation ..........................        65,620
      500     Nintendo Company Ltd. ..............................        73,630

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
       16     Nippon Telegraph and Telephone (NTT)
              Corporation ........................................     $  65,812
        5     Nippon Unipac Holding ..............................        30,954
       10     NTT DoCoMo, Inc. ...................................        24,613
      500     Rohm Company Ltd. ..................................        74,631
    1,800     Sony Corporation ...................................        95,064
    7,000     Sumitomo Corporation ...............................        42,401
    2,000     Takeda Chemical Industries Ltd. ....................        87,772
      630     Takefuji Corporation ...............................        43,785
    1,500     Terumo Corporation .................................        20,049
    1,600     Yamanouchi Pharmaceutical Company Ltd. .............        41,517
                                                                       ---------
                                                                       1,288,723
                                                                       ---------
 KOREA -- 2.3%
      720     Kookmin Bank, ADR ..................................        35,388
    1,590     KT Corporation, ADR ................................        34,423
    1,170     POSCO, ADR .........................................        31,906
      360     Samsung Electronics Company Ltd., GDR** ............        49,428
                                                                       ---------
                                                                         151,145
                                                                       ---------
 NETHERLANDS -- 6.4%
    3,950     ABN AMRO Holding N.V ...............................        71,742
    1,910     Fortis .............................................        40,896
    4,290     ING Groep N.V ......................................       110,160
    3,280     Koninklijke (Royal) Philips Electronics N.V ........        91,578
    4,850     Reed Elsevier N.V ..................................        66,102
    1,720     Wolters Kluwer N.V .................................        32,649
                                                                       ---------
                                                                         413,127
                                                                       ---------
 PORTUGAL -- 0.8%
    8,830     Brisa-Auto Estradas de Portugal, S.A ...............        49,708
                                                                       ---------
 SPAIN -- 3.2%
    5,800     Altadis S.A ........................................       119,720
    1,940     Banco Popular Espanol S.A ..........................        85,779
                                                                       ---------
                                                                         205,499
                                                                       ---------
 SWEDEN -- 1.3%
   15,670     Nordea AB ..........................................        85,254
                                                                       ---------
 SWITZERLAND -- 6.0%
      490     Nestle S.A.+ .......................................       114,256
    3,160     Novartis AG ........................................       138,979
    1,400     Roche Holding AG ...................................       105,836
      140     Zurich Financial Services AG .......................        28,270
                                                                       ---------
                                                                         387,341
                                                                       ---------
 UNITED KINGDOM -- 23.9%
    2,480     Abbey National Plc .................................        29,184
    5,810     Allied Domecq Plc ..................................        38,104
    3,200     Anglo American Plc .................................        53,217
    9,040     Aviva Plc ..........................................        72,689
   21,750     BAE Systems Plc ....................................       111,066
   14,270     Barclays Plc .......................................       120,071
   20,790     BG Group Plc .......................................        90,477
    5,390     Brambles Industries Plc ............................        26,969
    8,180     British Land Company Plc ...........................        69,452
    6,350     GKN Plc ............................................        29,789
    7,930     GlaxoSmithKline Plc ................................       171,406
   21,580     Lattice Group Plc ..................................        56,250
    3,330     Reckitt Benckiser Plc ..............................        59,744
    6,510     Reuters Group Plc ..................................        34,533


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                       INTERNATIONAL ENHANCED EAFE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
   UNITED KINGDOM -- (CONTINUED)
      7,290   Schroders Plc ........................................  $  61,507
      6,120   Six Continents Plc ...................................     62,177
     34,220   Tesco Plc ............................................    124,407
     10,650   Unilever Plc .........................................     97,079
    116,690   Vodafone Group Plc ...................................    160,086
      6,980   Wolseley Plc .........................................     70,754
                                                                      ---------
                                                                      1,538,961
                                                                      ---------
              Total Common Stocks
                (Cost $6,429,317) ..................................  6,301,730
                                                                      ---------
TOTAL INVESTMENTS (COST $6,429,317*) ....................   97.9%    $6,301,730
OTHER ASSETS AND LIABILITIES (NET) ......................    2.1        137,770
                                                           ------    ----------
NET ASSETS ..............................................  100.0%    $6,439,500
                                                           ======    ==========
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.




The industry classification of the International Enhanced EAFE Series at June 30, 2002 was as follows:

                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------            ----------     ----------
Aerospace/Defense ...................   1.7%      $  111,066
Automotive ..........................   7.0          452,691
Banks ...............................  12.6          814,586
Broadcast, Radio and Television .....   0.3           20,867
Building & Construction .............   2.7          173,824
Chemicals ...........................   2.4          151,810
Computer Industry ...................   1.0           65,435
Consumer Products ...................   4.1          262,855
Diversified Operations ..............   3.7          236,834
Electronics .........................   9.4          602,927
Financial Services ..................   6.0          383,625
Food and Beverages ..................   4.3          276,767
Health Care .........................   1.9          125,223
Insurance ...........................   2.5          158,473
Leisure Entertainment ...............   1.6          104,133
Manufacturing .......................   1.6          103,939
Metals/Mining .......................   1.4           83,917
Oil and Gas .........................  11.2          719,367
Paper and Forest Products ...........   0.5           30,954
Pharmaceuticals .....................   9.1          584,982
Printing/Publishing .................   1.5           98,751
Real Estate .........................   2.1          136,121
Services ............................   0.6           42,145
Telecommunications ..................   7.6          486,774
Transportation ......................   1.1           73,664
                                      ------      -----------
TOTAL INVESTMENTS ...................  97.9%      $6,301,730
OTHER ASSETS AND LIABILITIES (NET) ..   2.1          137,770
                                      ------      ----------
NET ASSETS .......................... 100.0%      $6,439,500
                                      ======      ==========


--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 GDR --  Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 86.3%
 AUSTRALIA -- 1.4%
   684,500     QBE Insurance Group Ltd. .........................     $2,551,494
                                                                      ----------
 BELGIUM -- 1.0%
    40,500     Omega Pharma S.A .................................      1,813,946
                                                                      ----------
 BRAZIL -- 0.8%
    72,600     Banco Bradesco S.A., ADR(e) ......................      1,433,850
                                                                      ----------
 CANADA -- 2.5%
   144,900     Bombardier, Inc., Class B ........................      1,200,442
    46,100     Cameco Corporation(e) ............................      1,182,465
    41,300     Encana Corporation ...............................      1,268,145
    68,400     Placer Dome, Inc. ................................        766,764
                                                                      ----------
                                                                       4,417,816
                                                                      ----------
 DENMARK -- 1.4%
    30,800     Novo Nordisk A/S, Class B+ .......................      1,019,613
    50,400     TDC A/S ..........................................      1,393,731
                                                                      ----------
                                                                       2,413,344
                                                                      ----------
 FINLAND -- 1.1%
   130,600     Nokia Oyj, ADR ...................................      1,891,088
                                                                      ----------
 FRANCE -- 10.6%
     9,900     Aventis S.A ......................................        701,535
    94,900     Credit Agricole S.A ..............................      2,108,826
    42,300     Credit Lyonnais S.A ..............................      1,813,102
   125,950     Havas S.A ........................................        774,958
    40,100     Schneider Electric S.A ...........................      2,156,425
   234,200     Societe Generale, ADR ............................      3,085,562
    30,400     Societe Generale, Class A ........................      2,002,588
     8,200     TotalFinaElf S.A .................................      1,331,398
    26,000     TotalFinaElf S.A., ADR ...........................      2,103,400
    34,200     Valeo S.A ........................................      1,422,002
    75,500     Vivendi Universal S.A ............................      1,631,497
                                                                      ----------
                                                                      19,131,293
                                                                      ----------
 GERMANY -- 4.7%
    10,200     Allianz AG .......................................      2,059,583
    53,600     Deutsche Bank AG .................................      3,726,744
    24,600     E.ON AG, ADR .....................................      1,427,292
    18,800     Henkel KGaA ......................................      1,312,712
                                                                      ----------
                                                                       8,526,331
                                                                      ----------
 GREECE -- 0.6%
   111,700     Greek Organization of Football Prognostics .......      1,025,955
                                                                      ----------
 HONG KONG -- 3.0%
   163,500     Hang Seng Bank Ltd. ..............................      1,750,354
   549,500     Hong Kong Electric Holdings Ltd. .................      2,053,656
   980,000     Hong Kong Exchanges & Clearing Ltd. ..............      1,614,547
                                                                      ----------
                                                                       5,418,557
                                                                      ----------
 IRELAND -- 4.4%
   226,000     Bank of Ireland ..................................      2,807,897
    97,000     CRH Plc ..........................................      1,623,804
   107,100     Irish Life & Permanent Plc .......................      1,549,598
   313,600     Ryanair Holdings Plc+ ............................      1,886,190
                                                                      ----------
                                                                       7,867,489
                                                                      ----------
ISRAEL -- 1.4%
    38,800     Teva Pharmaceutical Industries Ltd., ADR .........      2,591,064
                                                                      ----------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 ITALY -- 0.8%
   219,400     Banca Fideuram S.p.A .............................     $1,367,282
                                                                      ----------
 JAPAN -- 13.2%
    16,400     Drake Beam Morin-Japan, Inc. .....................        519,957
    39,900     FamilyMart Company Ltd. ..........................        965,408
    26,640     Fancl Corporation ................................        977,973
    33,000     Ito-Yokado Company Ltd., ADR .....................      1,633,533
   747,000     Kawasaki Steel Corporation+ ......................        972,266
    11,900     Mabuchi Motor Company Ltd. .......................      1,172,565
   138,000     Nomura Holdings, Inc. ............................      2,026,431
   192,000     NSK Ltd. .........................................        797,757
       635     NTT DoCoMo, Inc. .................................      1,562,916
    29,500     Otsuka Kagu Ltd. .................................      1,132,191
   126,000     Sekisui House Ltd. ...............................        926,161
    69,400     Sony Corporation .................................      3,665,247
    18,400     Takefuji Corporation .............................      1,278,801
   192,000     Toto Ltd. ........................................        897,076
    69,000     Toyota Motor Corporation .........................      1,830,696
    24,200     Toyota Motor Corporation, ADR ....................      1,282,600
   117,000     Yamato Transport Company Ltd. ....................      2,132,933
                                                                      ----------
                                                                      23,774,511
                                                                      ----------
 NETHERLANDS -- 6.3%
    64,900     ASML Holding N.V.+ ...............................      1,027,473
    61,644     Koninklijke (Royal) Philips Electronics N.V ......      1,721,110
    88,800     Koninklijke (Royal) Philips Electronics N.V.,
               NY Shares ........................................      2,450,880
    43,400     Royal Dutch Petroleum Company ....................      2,417,469
    42,600     Royal Dutch Petroleum Company,
               NY Shares ........................................      2,354,502
    62,700     TPG N.V ..........................................      1,416,204
                                                                      ----------
                                                                      11,387,638
                                                                      ----------
 NEW ZEALAND -- 1.0%
   745,000     Telecom Corporation of New Zealand Ltd. ..........      1,783,940
                                                                      ----------
 RUSSIA -- 0.4%
     5,600     YUKOS, ADR .......................................        773,959
                                                                      ----------
 SOUTH AFRICA -- 0.8%
   134,000     Gold Fields Ltd., ADR ............................      1,503,480
                                                                      ----------
 SPAIN -- 2.7%
    67,600     Banco Popular Espanol S.A ........................      2,989,000
    56,800     Sogecable S.A.+ ..................................      1,080,430
    33,150     Telefonica S.A., ADR+ ............................        823,778
                                                                      ----------
                                                                       4,893,208
                                                                      ----------
 SWEDEN -- 2.2%
   167,400     ForeningsSparbanken AB ...........................      2,122,059
   219,600     Swedish Match AB+ ................................      1,816,025
                                                                      ----------
                                                                       3,938,084
                                                                      ----------
 SWITZERLAND -- 7.8%
    31,000     Converium Holding AG+ ............................      1,601,922
     2,300     Givaudan S.A .....................................        927,326
     8,600     Nestle S.A.+ .....................................      2,005,309
    49,100     Novartis AG ......................................      2,159,456
    28,900     Novartis AG, ADR(e) ..............................      1,266,687
    52,300     Roche Holding AG .................................      3,953,734
    42,000     UBS AG+ ..........................................      2,112,489
                                                                      ----------
                                                                      14,026,923
                                                                      ----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 UNITED KINGDOM -- 17.2%
     216,300      Amvescap Plc ...............................      $  1,762,302
       5,600      Amvescap Plc, ADR(e) .......................            92,120
     107,200      Barclays Plc ...............................           902,007
     538,500      BP Plc .....................................         4,522,863
     158,200      British Sky Broadcasting Group Plc+ ........         1,516,817
     332,600      Cadbury Schweppes Plc ......................         2,491,850
      38,200      Cadbury Schweppes Plc, ADR(e) ..............         1,152,876
     125,200      Diageo Plc .................................         1,625,998
      61,000      GlaxoSmithKline Plc ........................         1,318,506
     135,200      Imperial Tobacco Group Plc .................         2,198,960
     151,900      London Stock Exchange Plc ..................           952,804
     172,300      Matalan Plc ................................           819,438
     155,700      Pearson Plc ................................         1,548,622
     156,800      Provident Financial Plc ....................         1,651,583
     145,000      Reed Elsevier Plc ..........................         1,378,100
      58,400      Rio Tinto Plc ..............................         1,070,914
      46,100      Royal Bank of Scotland Group Plc ...........         1,307,043
     120,800      United Business Media Plc ..................           801,000
     703,649      Vodafone Group Plc .........................           965,328
     214,800      Vodafone Group Plc, ADR ....................         2,932,020
                                                                    ------------
                                                                      31,011,151
                                                                    ------------
 UNITED STATES -- 1.0%
      30,700      Newmont Mining Corporation
                  Holding Company ............................           808,331
      20,800      Schlumberger Ltd. ..........................           967,200
                                                                    ------------
                                                                       1,775,531
                                                                    ------------
                  Total Common Stocks
                    (Cost $152,709,231) ......................       155,317,934
                                                                    ------------
   PRINCIPAL
    AMOUNT
   ---------
COMMERCIAL PAPER-- 4.5%
   (Cost $7,999,191)
 $8,000,000   General Electric Capital Corporation,
               1.820%++ due 07/01/2002 .......................         7,999,191
                                                                     -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.9%
   FEDERAL HOME LOAN BANK (FHLB) -- 4.5%
  8,000,000   1.870%++ due 07/01/2002 ........................         7,999,169
                                                                     -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)-- 4.4%
  8,000,000   1.880%++ due 07/01/2002 ........................         7,999,164
                                                                     -----------
              Total U.S. Government Agency Discount Notes
                (Cost $15,998,333) ...........................        15,998,333
                                                                     -----------
TOTAL INVESTMENTS (COST $176,706,755*) ...............      99.7%   $179,315,458
OTHER ASSETS AND LIABILITIES (NET) ...................       0.3         593,786
                                                           ------   ------------
NET ASSETS ...........................................     100.0%   $179,909,244
                                                           ======   ============




The industry classification of the International Equity Series at June 30, 2002 was as follows:

                                      % OF             VALUE
INDUSTRY CLASSIFICATION            NET ASSETS        (NOTE 1)
-----------------------            ----------       ----------
Advertising .........................   0.4%        $  774,958
Airlines ............................   1.0          1,886,190
Automotive ..........................   2.5          4,535,298
Banks ...............................  15.8         28,161,520
Broadcast, Radio and Television .....   2.4          4,228,745
Building/Construction ...............   1.4          2,549,965
Chemicals ...........................   0.5            927,326
Commercial Paper ....................   4.4          7,999,191
Consumer Products ...................   2.1          3,691,074
Electronics .........................   6.2         11,166,227
Financial Services ..................   6.8         12,295,468
Food and Beverages ..................   4.0          7,276,033
Health Care .........................   1.0          1,813,946
Insurance ...........................   3.5          6,213,000
Leisure and Entertainment ...........   0.6          1,025,955
Manufacturing .......................   2.6          4,712,113
Metals/Mining .......................   3.9          7,101,977
Oil and Gas .........................   8.7         15,738,937
Pharmaceuticals .....................   7.2         13,010,595
Printing/Publishing .................   2.1          3,727,721
Retail ..............................   2.5          4,550,570
Semiconductors ......................   0.6          1,027,473
Services ............................   0.3            519,957
Telecommunications ..................   6.3         11,352,801
U.S. Government Agency Discount Notes   9.0         15,998,333
Transportation ......................   2.0          3,549,137
Utilities ...........................   1.9          3,480,948
                                      ------      ------------
TOTAL INVESTMENTS ...................  99.7%      $179,315,458
OTHER ASSETS AND LIABILITIES (NET) ..   0.3            593,786
                                      -----       ------------
NET ASSETS .......................... 100.0%      $179,909,244
                                      =====       ============

----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                          INTERNET TOLLKEEPER[SERVICEMARK] SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 89.4%
 COMPUTER HARDWARE -- 7.4%
   14,720      Cisco Systems, Inc.+ .............................      $ 205,344
   12,250      Dell Computer Corporation+ .......................        320,215
   20,540      EMC Corporation+ .................................        155,077
                                                                       ---------
                                                                         680,636
                                                                       ---------
 COMPUTER SOFTWARE -- 14.6%
    8,120      Intuit, Inc.+ ....................................        403,726
   11,480      Microsoft Corporation+ ...........................        621,298
    8,810      Sabre Holdings Corporation+ ......................        315,398
                                                                       ---------
                                                                       1,340,422
                                                                       ---------
 CONSUMER PRODUCTS -- 1.0%
    3,370      Energizer Holdings, Inc.+ ........................         92,406
                                                                       ---------
 ELECTRICAL EQUIPMENT -- 4.3%
   14,290      QUALCOMM, Inc.+ ..................................        392,832
                                                                       ---------
 FINANCIAL SERVICES -- 10.2%
   33,070      Charles Schwab Corporation .......................        370,384
   14,840      First Data Corporation ...........................        558,874
                                                                       ---------
                                                                         929,258
                                                                       ---------
 INTERNET -- 3.7%
    4,410      Avocent Corporation+ .............................         70,207
    5,850      Check Point Software Technologies Ltd.+ ..........         79,326
    8,430      CheckFree Corporation+ ...........................        131,845
   17,670      Interwoven, Inc.+ ................................         53,894
                                                                       ---------
                                                                         335,272
                                                                       ---------
 LEISURE AND ENTERTAINMENT -- 8.4%
    8,060      Metro-Goldwyn-Mayer, Inc.+ .......................         98,412
   15,040      Viacom, Inc., Class B+ ...........................        667,325
                                                                       ---------
                                                                         765,737
                                                                       ---------
 MEDIA -- 18.9%
   25,210      AOL Time Warner, Inc.+ ...........................        370,839
   14,340      Cablevision Systems Corporation-Rainbow
               Media Group+ .....................................        125,475
    5,940      Cablevision Systems New York Group,
               Class A+ .........................................         56,193
    6,190      Clear Channel Communications, Inc.+ ..............        198,204
    2,180      Comcast Corporation, Special Class A+ ............         51,077
    5,860      Cox Communications, Inc., Class A+ ...............        161,443
    4,640      EchoStar Communications Corporation,
               Class A+ .........................................         86,118
    9,170      Univision Communications, Inc., Class A+ .........        287,938
    5,710      USA Interactive, Inc.+ ...........................        133,900
    7,760      Westwood One, Inc.+ ..............................        259,339
                                                                       ---------
                                                                       1,730,526
                                                                       ---------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 SEMICONDUCTORS -- 7.8%
   12,260      Integrated Circuit Systems, Inc.+ ................      $ 247,529
   11,520      Intersil Corporation, Class A+ ...................        246,298
    4,610      Texas Instruments, Inc. ..........................        109,257
    5,090      Xilinx, Inc.+ ....................................        114,169
                                                                       ---------
                                                                         717,253
                                                                       ---------
 SERVICES -- 5.7%
   25,290      Cendant Corporation+ .............................        401,605
    5,670      TMP Worldwide, Inc.+ .............................        121,905
                                                                       ---------
                                                                         523,510
                                                                       ---------
 TELECOMMUNICATIONS -- 7.4%
   77,880      Crown Castle International Corporation+ ..........        306,068
   28,390      Liberty Media Corporation, Class A+ ..............        283,900
   19,700      Sprint Corporation (PCS Group)+ ..................         88,059
                                                                       ---------
                                                                         678,027
                                                                       ---------
                Total Common Stocks
                  (Cost $11,689,200) ............................      8,185,879
                                                                      ----------
TOTAL INVESTMENTS (COST $11,689,200*) ....................  89.4%     $8,185,879
OTHER ASSETS AND LIABILITIES (NET) .......................  10.6         974,522
                                                           ------     ----------
NET ASSETS ............................................... 100.0%     $9,160,401
                                                           ======     ==========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                  THE GCG TRUST
                                INVESTORS SERIES
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 96.3%
 AEROSPACE/DEFENSE -- 1.1%
    16,900     United Technologies Corporation ..................     $1,147,510
                                                                      ----------
 BANKS -- 9.5%
    20,200     Bank of America Corporation ......................      1,421,272
    41,300     Bank of New York Company, Inc. ...................      1,393,875
    46,900     FleetBoston Financial Corporation ................      1,517,215
    83,900     U.S. Bancorp .....................................      1,959,065
    43,800     Wachovia Corporation .............................      1,672,284
    34,200     Wells Fargo & Company ............................      1,712,052
                                                                      ----------
                                                                       9,675,763
                                                                      ----------
 BROADCAST, RADIO AND TELEVISION -- 1.7%
   170,700     Liberty Media Corporation, Class A+ ..............      1,707,000
       900     News Corporation Ltd., ADR .......................         20,637
                                                                      ----------
                                                                       1,727,637
                                                                      ----------
 CHEMICALS -- 1.3%
    37,900     Dow Chemical Company .............................      1,303,002
                                                                      ----------
 COMPUTER INDUSTRY -- 6.5%
   104,200     3Com Corporation+ ................................        458,480
    20,300     Computer Associates International, Inc. ..........        322,567
    52,500     Dell Computer Corporation+ .......................      1,372,350
     3,685     Genuity, Inc. Class A+ ...........................         14,003
   121,700     Hewlett-Packard Company ..........................      1,859,576
    11,900     Intel Corporation ................................        217,413
    11,100     International Business Machines Corporation ......        799,200
   311,400     Sun Microsystems, Inc.+ ..........................      1,560,114
                                                                      ----------
                                                                       6,603,703
                                                                      ----------
 CONSUMER PRODUCTS -- 4.7%
    31,200     Kimberly-Clark Corporation .......................      1,934,400
    36,700     Philip Morris Companies, Inc. ....................      1,603,056
    23,600     R.J. Reynolds Tobacco Holdings, Inc. .............      1,268,500
                                                                      ----------
                                                                       4,805,956
                                                                      ----------
 ELECTRONICS -- 1.1%
   185,000     Solectron Corporation+ ...........................      1,137,750
                                                                      ----------
 FINANCIAL SERVICES -- 14.5%
    40,000     American Express Company .........................      1,452,800
    21,600     Freddie Mac ......................................      1,321,920
    20,700     Goldman Sachs Group, Inc. ........................      1,518,345
    28,700     Household International, Inc. ....................      1,426,390
    39,000     J.P. Morgan Chase & Company ......................      1,322,880
    41,200     MBNA Corporation .................................      1,362,484
    44,700     Merrill Lynch & Company, Inc. ....................      1,810,350
    31,900     Morgan Stanley Dean Witter & Company .............      1,374,252
    76,800     Waddell & Reed Financial, Inc., Class A ..........      1,760,256
    37,800     Washington Mutual, Inc. ..........................      1,402,758
                                                                      ----------
                                                                      14,752,435
                                                                      ----------
 FOOD AND BEVERAGES -- 0.9%
    19,700     General Mills, Inc. ..............................        868,376
                                                                      ----------
 HEALTH CARE -- 1.6%
    34,200     HCA, Inc. ........................................      1,624,500
                                                                      ----------
 HOTELS/RESORTS -- 0.7%
    21,097     MGM Mirage+ ......................................        712,024
                                                                      ----------
 INSURANCE -- 4.5%
    24,000     American International Group, Inc. ...............      1,637,520
    49,500     Manulife Financial Corporation ...................      1,415,700
    18,100     XL Capital Ltd., Class A .........................      1,533,070
                                                                      ----------
                                                                       4,586,290
                                                                      ----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 MANUFACTURING -- 1.5%
    42,400     Honeywell International, Inc. ....................     $1,493,752
                                                                      ----------
 METALS/MINING -- 2.0%
    63,000     Alcoa, Inc. ......................................      2,088,450
                                                                      ----------
 OIL AND GAS -- 9.8%
     7,500     Anadarko Petroleum Corporation ...................        369,750
    36,700     Burlington Resources, Inc. .......................      1,394,600
    49,500     Conoco, Inc. .....................................      1,376,100
    82,600     El Paso Corporation ..............................      1,702,386
    35,400     Marathon Oil Corporation .........................        960,048
    21,400     Royal Dutch Petroleum Company, NY Shares .........      1,182,778
    19,300     TotalFinaElf S.A., ADR ...........................      1,561,370
    38,100     Transocean, Inc. .................................      1,186,815
    41,156     Williams Companies, Inc. .........................        246,524
                                                                      ----------
                                                                       9,980,371
                                                                      ----------
 PAPER AND FOREST PRODUCTS -- 1.7%
    40,700     International Paper Company ......................      1,773,706
                                                                      ----------
 PHARMACEUTICALS -- 7.9%
    11,300     Eli Lilly and Company ............................        637,320
    12,800     Merck & Company, Inc. ............................        648,192
    34,000     Novartis AG, ADR .................................      1,490,220
    42,200     Pfizer, Inc. .....................................      1,477,000
    48,500     Pharmacia Corporation ............................      1,816,325
    82,100     Schering-Plough Corporation ......................      2,019,660
                                                                      ----------
                                                                       8,088,717
                                                                      ----------
 REAL ESTATE INVESTMENT TRUSTS -- 1.1%
    38,400     Equity Office Properties Trust ...................      1,155,840
                                                                      ----------
 RESTAURANTS -- 1.6%
    56,900     McDonald's Corporation ...........................      1,618,805
                                                                      ----------
 RETAIL -- 5.9%
    28,700     Costco Wholesale Corporation+ ....................      1,108,394
    45,900     Federated Department Stores, Inc.+ ...............      1,822,230
    95,000     Gap, Inc. ........................................      1,349,000
    61,100     Safeway, Inc.+ ...................................      1,783,509
                                                                      ----------
                                                                       6,063,133
                                                                      ----------
 SEMICONDUCTORS -- 1.0%
     3,873     Agere Systems, Inc., Class A+ ....................          5,422
    95,057     Agere Systems, Inc., Class B+ ....................        142,586
    29,500     National Semiconductor Corporation+ ..............        860,515
                                                                      ----------
                                                                       1,008,523
                                                                      ----------
 TELECOMMUNICATIONS -- 13.6%
   149,100     AT&T Corporation .................................      1,595,370
   258,100     AT&T Wireless Services, Inc.+ ....................      1,509,885
         1     Avaya, Inc.+ .....................................              5
   128,100     Comverse Technology, Inc.+ .......................      1,186,206
    61,800     General Motors Corporation, Class H+ .............        671,148
   633,300     Lucent Technologies, Inc.+ .......................      1,051,278
    86,900     Motorola, Inc. ...................................      1,253,098
   134,500     Nokia Oyj, ADR ...................................      1,947,560
   104,500     Qwest Communications International, Inc.+ ........        292,600
    26,600     SBC Communications, Inc. .........................        811,300
   111,200     Sprint Corporation (Fon Group) ...................      1,179,832
    58,600     Verizon Communications, Inc. .....................      2,352,790
                                                                      ----------
                                                                      13,851,072
                                                                      ----------
 TRANSPORTATION -- 0.8%
    16,400     Canadian National Railway Company ................        849,520
                                                                      ----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                INVESTORS SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
   UTILITIES -- 1.3%
     34,000   American Electric Power Company, Inc. ...............  $ 1,360,680
                                                                     -----------
              Total Common Stocks
                (Cost $114,277,310) ...............................   98,277,515
                                                                     -----------
PREFERRED STOCKS -- 2.3%
   AUTOMOTIVE -- 0.7%
     12,900   Ford Motor Company Capital Trust II,
               Convertible ........................................      725,625
                                                                     -----------
   BROADCAST, RADIO AND TELEVISION -- 1.6%
     81,600   News Corporation Ltd., ADR ..........................    1,611,600
                                                                     -----------
              Total Preferred Stocks
                (Cost $2,957,123) .................................    2,337,225
                                                                     -----------



  PRINCIPAL                                                               VALUE
    AMOUNT                                                              (NOTE 1)
  ---------                                                             --------
REPURCHASE AGREEMENT-- 1.6%
   (Cost $1,633,000)
 $1,633,000   Agreement with J.P. Morgan Chase & Company
               1.800% dated 06/28/2002 to be repurchased at
               $1,633,245 on 07/01/2002, collateralized by
               $1,374,000 U.S. Treasury Bonds, 7.500% due
               11/15/2016 (market value $1,665,659) ...............  $ 1,633,000
                                                                     -----------
TOTAL INVESTMENTS (COST $118,867,433*) .................. 100.2%   $102,247,740
OTHER ASSETS AND LIABILITIES (NET) ......................  (0.2)       (203,368)
                                                          ------   ------------
NET ASSETS .............................................. 100.0%   $102,044,372
                                                          ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                   J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 88.5%
 AEROSPACE/DEFENSE -- 3.1%
  1,550       Alliant Techsystems, Inc.+ .........................       $98,890
  3,900       BE Aerospace, Inc.+ ................................        51,402
  2,000       Esterline Technologies Corporation+ ................        45,400
                                                                         -------
                                                                         195,692
                                                                         -------
 AIRLINES -- 0.9%
  1,100       Atlantic Coast Airlines Holdings, Inc.+ ............        23,870
  1,500       SkyWest, Inc. ......................................        35,085
                                                                         -------
                                                                          58,955
                                                                         -------
 APPAREL AND TEXTILES -- 0.4%
    400       Mohawk Industries, Inc.+ ...........................        24,612
                                                                         -------
 AUTOMOTIVE -- 0.9%
  1,000       BorgWarner, Inc. ...................................        57,760
                                                                         -------
 BANKS -- 6.5%
  1,400       City National Corporation ..........................        75,250
  2,600       Colonial BancGroup, Inc. ...........................        39,000
  1,000       Commerce Bancorp, Inc. .............................        44,200
  2,300       East West Bancorp, Inc. ............................        79,396
  1,200       Southwest Bancorporation of Texas, Inc.+ ...........        43,464
  1,600       UCBH Holdings, Inc. ................................        60,816
  2,200       United Bankshares, Inc. ............................        64,636
                                                                         -------
                                                                         406,762
                                                                         -------
 BROADCAST, RADIO AND TELEVISION-- 2.7%
  2,500       Emmis Communications Corporation,
              Class A+ ...........................................        52,975
    900       Entercom Communications Corporation+ ...............        41,310
  5,900       Entravision Communications Corporation,
              Class A+ ...........................................        72,275
                                                                         -------
                                                                         166,560
                                                                         -------
 BUILDING/CONSTRUCTION -- 3.7%
    900       D.R. Horton, Inc. ..................................        23,427
  1,100       Florida Rock Industries, Inc. ......................        39,611
    100       NVR, Inc.+ .........................................        32,300
    900       Texas Industries, Inc. .............................        28,341
  1,700       Toll Brothers, Inc.+ ...............................        49,810
  1,400       Winnebago Industries, Inc. .........................        61,600
                                                                         -------
                                                                         235,089
                                                                         -------
 CHEMICALS -- 2.5%
    400       Cabot Microelectronics Corporation+ ................        17,264
  1,200       OM Group, Inc. .....................................        74,400
  2,400       Spartech Corporation ...............................        65,352
                                                                         -------
                                                                         157,016
                                                                         -------
 COMPUTER INDUSTRY -- 4.3%
  2,000       Avocent Corporation+ ...............................        31,840
    500       BARRA, Inc.+ .......................................        18,590
  2,500       CACI International, Inc., Class A+ .................        95,475
  2,200       JDA Software Group, Inc.+ ..........................        62,172
  2,000       Macromedia, Inc.+ ..................................        17,740
  2,000       Mentor Graphics Corporation+ .......................        28,440
    500       THQ, Inc.+ .........................................        14,910
                                                                         -------
                                                                         269,167
                                                                         -------
 CONSUMER PRODUCTS -- 1.9%
  2,400       Church & Dwight Company, Inc. ......................        75,192
  2,100       Fossil, Inc.+ ......................................        43,176
                                                                         -------
                                                                         118,368
                                                                         -------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 ELECTRONICS -- 3.7%
  1,300       AMETEK, Inc. .......................................       $48,425
  2,200       Gentex Corporation+ ................................        60,434
    900       Molecular Devices Corporation+ .....................        16,020
  2,200       Regal-Beloit Corporation ...........................        52,382
  1,600       Varian, Inc.+ ......................................        52,720
                                                                         -------
                                                                         229,981
                                                                         -------
 FINANCIAL SERVICES -- 2.0%
  1,000       Affiliated Managers Group, Inc.+ ...................        61,500
  2,200       Raymond James Financial, Inc. ......................        63,360
                                                                         -------
                                                                         124,860
                                                                         -------
 FOOD AND BEVERAGES -- 4.0%
  1,200       American Italian Pasta Company, Class A+ ...........        61,188
  2,200       Constellation Brands, Inc., Class A+ ...............        70,400
  2,400       Fleming Companies, Inc. ............................        44,040
  2,300       Performance Food Group Company+ ....................        77,878
                                                                         -------
                                                                         253,506
                                                                         -------
 HEALTH CARE -- 8.6%
    700       Cerner Corporation+ ................................        33,481
  2,800       Community Health Systems, Inc.+ ....................        75,040
  1,500       Cooper Companies, Inc. .............................        70,650
  1,700       Henry Schein, Inc.+ ................................        75,650
  2,000       NDCHealth Corporation ..............................        55,800
  1,400       Ocular Sciences, Inc.+ .............................        37,100
  1,800       Owens & Minor, Inc. ................................        35,568
  1,100       Patterson Dental Company+ ..........................        55,363
  3,600       Province Healthcare Company+ .......................        80,496
    700       Respironics, Inc.+ .................................        23,835
                                                                         -------
                                                                         542,983
                                                                         -------
 HOTELS/RESORTS -- 1.7%
  2,600       Boyd Gaming Corporation+ ...........................        37,336
  4,100       Extended Stay America, Inc.+ .......................        66,502
                                                                         -------
                                                                         103,838
                                                                         -------
 INSURANCE -- 4.1%
  1,000       Brown & Brown, Inc. ................................        31,750
  2,200       HCC Insurance Holdings, Inc. .......................        57,970
  1,500       Hilb, Rogal and Hamilton Company ...................        67,875
    300       Markel Corporation+ ................................        59,100
    900       Oxford Health Plans, Inc.+ .........................        41,814
                                                                         -------
                                                                         258,509
                                                                         -------
 MANUFACTURING -- 3.2%
  1,200       AptarGroup, Inc. ...................................        36,900
  1,600       Furniture Brands International, Inc.+ ..............        48,400
  1,700       IDEX Corporation ...................................        56,950
  1,600       Kennametal, Inc. ...................................        58,400
                                                                         -------
                                                                         200,650
                                                                         -------
 METALS/MINING -- 0.6%
  2,500       Century Aluminum Company ...........................        37,225
                                                                         -------
 OIL AND GAS -- 4.1%
  1,700       Newfield Exploration Company+ ......................        63,189
  4,300       Pride International, Inc.+ .........................        67,338
  2,900       Swift Energy Company+ ..............................        45,240
  1,700       Varco International, Inc.+ .........................        29,818
  1,500       Vintage Petroleum, Inc. ............................        17,850
  1,800       XTO Energy, Inc. ...................................        37,080
                                                                         -------
                                                                         260,515
                                                                         -------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                   J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 PHARMACEUTICALS -- 1.6%
     1,700      CV Therapeutics, Inc.+ ........................       $   31,654
     2,300      Scios, Inc.+ ..................................           70,403
                                                                      ----------
                                                                         102,057
                                                                      ----------
 REAL ESTATE INVESTMENT TRUSTS -- 1.6%
     1,100      Alexandria Real Estate Equities, Inc. .........           54,219
     1,400      Chelsea Property Group, Inc. ..................           46,830
                                                                      ----------
                                                                         101,049
                                                                      ----------
 RESTAURANTS -- 2.9%
     2,500      AFC Enterprises, Inc.+ ........................           78,125
     1,300      Jack in the Box, Inc.+ ........................           41,340
     1,400      Luby's, Inc.+ .................................            8,890
     1,800      Sonic Corporation+ ............................           56,538
                                                                      ----------
                                                                         184,893
                                                                      ----------
 RETAIL -- 6.1%
     1,400      Chico's FAS, Inc.+ ............................           50,848
     3,300      Copart, Inc.+ .................................           53,559
     2,400      Genesco, Inc.+ ................................           58,440
     1,400      Lithia Motors, Inc., Class A+ .................           36,666
     1,700      O'Reilly Automotive, Inc.+ ....................           46,852
     3,300      Pier 1 Imports, Inc. ..........................           68,475
     1,300      Regis Corporation .............................           35,125
       900      Zale Corporation+ .............................           32,940
                                                                      ----------
                                                                         382,905
                                                                      ----------
 SCHOOLS -- 0.7%
     1,100      Education Management Corporation+ .............           44,803
                                                                      ----------
 SEMICONDUCTORS -- 4.1%
     1,900      Asyst Technologies, Inc.+ .....................           38,665
     1,800      Brooks-PRI Automation, Inc.+ ..................           46,008
     1,100      International Rectifier Corporation+ ..........           32,065
     1,900      Microsemi Corporation+ ........................           12,540
     1,600      Semtech Corporation+ ..........................           42,720
     2,200      Therma-Wave, Inc.+ ............................           25,058
     1,700      Varian Semiconductor Equipment
                Associates, Inc.+ .............................           57,681
                                                                      ----------
                                                                         254,737
                                                                      ----------



                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 SERVICES -- 6.1%
       533      ChoicePoint, Inc.+ ............................       $   24,236
     1,000      EMCOR Group, Inc.+ ............................           58,010
     1,350      Fair, Isaac & Company, Inc. ...................           44,374
     1,700      Iron Mountain, Inc.+ ..........................           52,445
     1,400      Jacobs Engineering Group, Inc.+ ...............           48,692
     2,800      On Assignment, Inc.+ ..........................           49,840
     1,500      ProQuest Company+ .............................           53,175
     2,100      School Specialty, Inc.+ .......................           55,776
                                                                      ----------
                                                                         386,548
                                                                      ----------
 TELECOMMUNICATIONS -- 0.8%
     2,400      CommScope, Inc.+ ..............................           30,000
     2,200      Tekelec+ ......................................           17,666
                                                                      ----------
                                                                          47,666
                                                                      ----------
 TRANSPORTATION -- 2.1%
     2,100      C.H. Robinson Worldwide, Inc. .................           70,413
     3,000      Werner Enterprises, Inc. ......................           63,930
                                                                      ----------
                                                                         134,343
                                                                      ----------
 UTILITIES -- 2.6%
     2,300      American States Water Company .................           60,582
     1,600      Laclede Group, Inc. ...........................           37,568
     1,900      Philadelphia Suburban Corporation .............           38,380
     1,100      PNM Resources, Inc. ...........................           26,620
                                                                      ----------
                                                                         163,150
                                                                      ----------
 WASTE MANAGEMENT -- 1.0%
     2,000      Waste Connections, Inc.+ ......................           62,480
                                                                      ----------
                Total Common Stocks
                  (Cost $6,043,949) ...........................        5,566,679
                                                                      ----------
TOTAL INVESTMENT .......................................   88.5%      $5,566,679
OTHER ASSETS AND LIABILITIES (NET) .....................   11.5          720,224
                                                          ------      ----------
NET ASSETS .............................................  100.0%      $6,286,903
                                                          ======      ==========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                         JANUS GROWTH AND INCOME SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 75.6%
 ADVERTISING -- 0.2%
      7,075     Lamar Advertising Company+ .....................     $   263,261
                                                                     -----------
 AEROSPACE/DEFENSE -- 0.5%
      5,335     General Dynamics Corporation ...................         567,377
                                                                     -----------
 AUTOMOTIVE -- 1.6%
     12,245     Bayerische Motoren Werke (BMW) AG ..............         504,298
     79,170     Delphi Corporation .............................       1,045,044
      7,170     Harley-Davidson, Inc. ..........................         367,606
                                                                     -----------
                                                                       1,916,948
                                                                     -----------
 BANKS -- 3.6%
     16,135     Bank of America Corporation ....................       1,135,259
    137,915     U.S. Bancorp ...................................       3,220,315
                                                                     -----------
                                                                       4,355,574
                                                                     -----------
 BROADCAST, RADIO AND TELEVISION -- 9.8%
     30,910     Clear Channel Communications, Inc.+ ............         989,738
      6,795     Comcast Corporation, Class A+(e) ...............         164,439
    100,760     Comcast Corporation, Special Class A+(e) .......       2,402,119
     56,975     Cox Communications, Inc., Class A+ .............       1,569,661
      4,100     Gannett Company, Inc. ..........................         311,190
    300,520     Liberty Media Corporation, Class A+ ............       3,005,200
     41,360     USA Interactive, Inc.+ .........................         969,892
     56,903     Viacom, Inc., Class B+ .........................       2,524,786
                                                                     -----------
                                                                      11,937,025
                                                                     -----------
 CHEMICALS -- 1.9%
     52,715     du Pont (E.I.) de Nemours and Company ..........       2,340,546
                                                                     -----------
 COMPUTER INDUSTRY -- 3.6%
     33,200     Apple Computer, Inc.+ ..........................         588,304
     37,310     Ceridian Corporation+ ..........................         708,144
      8,835     Electronic Arts, Inc.+ .........................         583,552
     46,925     Microsoft Corporation+ .........................       2,539,581
                                                                     -----------
                                                                       4,419,581
                                                                     -----------
 CONSUMER PRODUCTS -- 2.5%
      8,810     Colgate-Palmolive Company ......................         440,940
     63,150     Mattel, Inc. ...................................       1,326,782
     15,080     Procter & Gamble Company .......................       1,346,644
                                                                     -----------
                                                                       3,114,366
                                                                     -----------
 FINANCIAL SERVICES -- 11.2%
     36,455     Charles Schwab Corporation .....................         408,296
    122,149     Citigroup, Inc. ................................       4,733,274
     16,995     Goldman Sachs Group, Inc.(e) ...................       1,246,583
     55,070     Household International, Inc. ..................       2,736,979
     81,200     J.P. Morgan Chase & Company ....................       2,754,304
      2,470     Lehman Brothers Holdings, Inc. .................         154,424
     22,865     Paychex, Inc. ..................................         715,446
     27,185     T. Rowe Price Group, Inc. ......................         893,843
                                                                     -----------
                                                                      13,643,149
                                                                     -----------
 FOOD AND BEVERAGES -- 4.9%
     42,600     Anheuser-Busch Companies, Inc. .................       2,130,000
     52,145     Coca-Cola Enterprises, Inc. ....................       1,151,362
     10,155     Heinz (H.J.) Company ...........................         417,370
     46,710     PepsiCo, Inc. ..................................       2,251,422
                                                                     -----------
                                                                       5,950,154
                                                                     -----------
 HEALTH CARE -- 1.1%
     30,170     Medtronic, Inc. ................................       1,292,784
                                                                     -----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
 HOTELS/RESORTS -- 1.4%
     29,828     Fairmont Hotels & Resorts, Inc. ................     $   768,966
     95,315     Park Place Entertainment Corporation+ ..........         976,979
                                                                     -----------
                                                                       1,745,945
                                                                     -----------
 INSURANCE -- 9.7%
     21,870     AFLAC, Inc. ....................................         699,840
     38,998     American International Group, Inc. .............       2,660,833
        760     Berkshire Hathaway, Inc., Class B+ .............       1,697,080
      1,670     Chubb Corporation ..............................         118,236
      9,490     CIGNA Corporation ..............................         924,516
     27,630     John Hancock Financial Services, Inc. ..........         972,576
     30,885     Marsh & McLennan Companies, Inc. ...............       2,983,491
     16,455     MGIC Investment Corporation ....................       1,115,649
     23,310     Principal Financial Group, Inc.+ ...............         722,610
                                                                     -----------
                                                                      11,894,831
                                                                     -----------
 LEISURE AND ENTERTAINMENT -- 0.6%
     38,925     Walt Disney Company ............................         735,682
                                                                     -----------
 MANUFACTURING -- 5.9%
      8,130     3M Company .....................................         999,990
     86,495     General Electric Company .......................       2,512,680
     78,210     Honeywell International, Inc. ..................       2,755,338
     22,570     Stanley Works ..................................         925,596
                                                                     -----------
                                                                       7,193,604
                                                                     -----------
 OIL AND GAS -- 6.1%
     62,640     Conoco, Inc. ...................................       1,741,392
      6,546     El Paso Corporation ............................         134,913
     44,983     Encana Corporation .............................       1,376,480
     90,350     Exxon Mobil Corporation ........................       3,697,122
     12,880     Kinder Morgan, Inc. ............................         489,697
                                                                     -----------
                                                                       7,439,604
                                                                     -----------
 PHARMACEUTICALS -- 4.1%
     17,885     Allergan, Inc. .................................       1,193,824
     52,950     Pfizer, Inc. ...................................       1,853,250
     37,620     Wyeth ..........................................       1,926,144
                                                                     -----------
                                                                       4,973,218
                                                                     -----------
 PRINTING/PUBLISHING -- 0.6%
     20,470     Valassis Communications, Inc.+ .................         747,155
                                                                     -----------
 RETAIL -- 1.6%
     65,190     Kroger Company+ ................................       1,297,281
     18,900     Target Corporation .............................         701,946
                                                                     -----------
                                                                       1,999,227
                                                                     -----------
 SEMICONDUCTORS -- 1.9%
     21,460     Linear Technology Corporation ..................         674,488
     43,625     Maxim Integrated Products, Inc.+ ...............       1,672,146
                                                                     -----------
                                                                       2,346,634
                                                                     -----------
 SERVICES -- 1.8%
     30,110     Accenture Ltd., Class A+ .......................         572,090
      4,825     Automatic Data Processing, Inc. ................         210,129
     37,580     Fluor Corporation ..............................       1,463,741
                                                                     -----------
                                                                       2,245,960
                                                                     -----------
 TELECOMMUNICATIONS -- 0.1%
      8,260     Nokia Oyj, ADR .................................         119,605
                                                                     -----------
 UTILITIES -- 0.9%
     37,115     Duke Energy Corporation ........................       1,154,276
                                                                     -----------
                Total Common Stocks
                  (Cost $99,843,871) ...........................      92,396,506
                                                                     -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                         JANUS GROWTH AND INCOME SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
    SHARES                                                             (NOTE 1)
    ------                                                             --------
PREFERRED STOCKS -- 3.3%
 AUTOMOTIVE -- 2.8%
     27,985   Ford Motor Company Capital Trust II,
               Convertible ....................................... $  1,574,156
     50,310   General Motors Corporation, Series B,
               Convertible .......................................    1,321,644
      1,057   Porsche AG .........................................      503,691
                                                                   ------------
                                                                      3,399,491
                                                                   ------------
   UTILITIES -- 0.5%
     23,095   Reliant Energy, Inc., Convertible ..................      589,154
                                                                   ------------
              Total Preferred Stocks
                (Cost $4,133,956) ................................    3,988,645
                                                                   ------------
   PRINCIPAL
    AMOUNT
   --------
CORPORATE BONDS -- 2.0%
   FINANCIAL SERVICES -- 0.9%
 $  250,000   General Electric Capital Corporation,
               5.375% due 01/15/2003 .............................      254,308
              Merrill Lynch & Company, Inc.:
    250,000    5.360% due 02/01/2007 .............................      253,054
    520,000    6.150% due 01/26/2006 .............................      545,037
                                                                   ------------
                                                                      1,052,399
                                                                   ------------
   MANUFACTURING-- 0.0%#
              Mattel, Inc.:
     15,000    6.000% due 07/15/2003 .............................       15,108
     26,000    6.125% due 07/15/2005 .............................       25,948
                                                                   ------------
                                                                         41,056
                                                                   ------------
   RETAIL -- 0.8% 900,000 Wal-Mart Stores, Inc.,
               4.375% due 08/01/2003 .............................      919,609
                                                                   ------------
   TELECOMMUNICATIONS-- 0.0%#
      5,000   CenturyTel, Inc.,
               8.375% due 10/15/2010 .............................        5,214
                                                                   ------------
   TRANSPORTATION-- 0.3%
    385,000   Canadian National Railway,
               6.625% due 04/15/2008 .............................      403,593
                                                                   ------------
              Total Corporate Bonds
                (Cost $2,359,562) ................................    2,421,871
                                                                   ------------
CONVERTIBLE BONDS -- 0.1%
   ADVERTISING -- 0.1%
     75,000   Lamar Advertising Company,
               5.250% due 09/15/2006 .............................       76,125
                                                                   ------------
   OIL AND GAS-- 0.0%#
     30,000   Devon Energy Corporation,
               3.820%(a) due 06/27/2020 ..........................      15,000
                                                                   ------------
              Total Convertible Bonds
                (Cost $94,003) ...................................       91,125
                                                                   ------------




U.S. TREASURY OBLIGATIONS -- 1.5%
   U.S. TREASURY NOTES -- 1.5%
 $  705,000   3.000% due 01/31/2004(e) ........................... $    709,818
  1,125,000   5.250% due 05/15/2004(e) ...........................    1,176,184
                                                                   ------------
                                                                      1,886,002
                                                                   ------------
              Total U.S. Treasury Obligations
                (Cost $1,847,952) ................................    1,886,002
                                                                   ------------
COMMERCIAL PAPER -- 6.6%
  2,600,000   General Electric Capital Corporation,
               1.970%++ due 07/01/2002 ...........................    2,599,715
  5,500,000   Prudential Funding Corporation,
               1.850%++ due 07/01/2002 ...........................    5,499,435
                                                                   ------------
              Total Commercial Paper
                (Cost $8,099,150) ................................    8,099,150
                                                                   ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 12.1%
   FEDERAL HOME LOAN BANK (FHLB) -- 12.1%
  5,000,000   1.680%++ due 07/01/2002 ............................    4,999,533
  9,800,000   1.870%++ due 07/01/2002 ............................    9,798,982
                                                                   ------------
                                                                     14,798,515
                                                                   ------------
              Total U.S. Government Agency Discount Notes
                (Cost $14,798,515) ...............................   14,798,515
                                                                   ------------
TOTAL INVESTMENTS (COST $131,177,009*) .................. 101.2%   $123,681,814
OTHER ASSETS AND LIABILITIES (NET) ......................  (1.2)     (1,416,295)
                                                          ------   ------------
NET ASSETS .............................................. 100.0%   $122,265,519
                                                          ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(a) The rate shown is the effective yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.
  # Amount represents less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- 93.0%
 ADVERTISING -- 0.3%
     32,600    Interpublic Group of Companies, Inc. .............    $   807,176
                                                                     -----------
 AEROSPACE/DEFENSE -- 1.5%
     61,200    United Technologies Corporation ..................      4,155,480
                                                                     -----------
 APPAREL AND TEXTILES -- 0.0% #
        600    V.F. Corporation .................................         23,526
                                                                     -----------
 AUTOMOTIVE -- 0.4%
     32,600    Navistar International Corporation+ ..............      1,043,200
                                                                     -----------
 BANKS -- 3.3%
     12,100    Bank of America Corporation ......................        851,356
    155,000    Bank One Corporation .............................      5,964,400
     48,300    Wells Fargo & Company ............................      2,417,898
                                                                     -----------
                                                                       9,233,654
                                                                     -----------
 BROADCAST, RADIO AND TELEVISION -- 5.3%
    153,250    AOL Time Warner, Inc.+ ...........................      2,254,307
     81,350    Cablevision Systems Corporation-Rainbow
               Media Group+(e) ..................................        711,813
     87,300    Cablevision Systems New York Group,
               Class A+(e) ......................................        825,858
    116,600    Charter Communications, Inc., Class A+ ...........        475,728
     66,900    Cox Communications, Inc., Class A+(e) ............      1,843,095
      4,100    Entercom Communications Corporation+ .............        188,190
     20,900    Fox Entertainment Group, Inc., Class A+ ..........        454,575
     11,900    Gannett Company, Inc. ............................        903,210
    251,700    Liberty Media Corporation, Class A+ ..............      2,517,000
     12,000    Radio One, Inc., Class D(e) ......................        178,440
    111,700    USA Interactive, Inc.+(e) ........................      2,619,365
     38,600    Viacom, Inc., Class A+ ...........................      1,716,156
      3,500    Viacom, Inc., Class B+ ...........................        155,295
     13,300    Vivendi Universal S.A., ADR(e) ...................        285,950
                                                                     -----------
                                                                      15,128,982
                                                                     -----------
 CHEMICALS -- 1.7%
     46,100    Air Products and Chemicals, Inc. .................      2,326,667
     22,800    Dow Chemical Company .............................        783,864
     19,500    du Pont (E.I.) de Nemours and Company ............        865,800
     40,000    NOVA Chemicals Corporation .......................        901,600
                                                                     -----------
                                                                       4,877,931
                                                                     -----------
 COMPUTER INDUSTRY -- 5.6%
     80,900    Amazon.com, Inc.+(e) .............................      1,314,625
     78,900    CheckFree Corporation+ ...........................      1,233,996
    289,900    Cisco Systems, Inc.+ .............................      4,044,105
     98,533    Hewlett-Packard Company ..........................      1,505,584
     50,800    Intel Corporation ................................        928,116
     11,600    International Business Machines Corporation ......        835,200
     38,700    Macromedia, Inc.+(e) .............................        343,269
     60,700    Microsoft Corporation+ ...........................      3,320,290
     31,500    Network Associates, Inc.+ ........................        607,005
     18,500    Thomson Corporation ..............................        583,120
    135,200    VeriSign, Inc.+(e) ...............................        972,088
     10,800    VERITAS Software Corporation+ ....................        213,732
                                                                     -----------
                                                                      15,901,130
                                                                     -----------
 CONSUMER PRODUCTS -- 1.5%
     16,000    Avon Products, Inc. ..............................        835,840
     12,900    Clorox Company ...................................        533,415
     27,500    Estee Lauder Companies, Inc., Class A ............        968,000
     32,700    Hasbro, Inc. .....................................        443,412
     34,000    Philip Morris Companies, Inc. ....................      1,485,120
                                                                     -----------
                                                                       4,265,787
                                                                     -----------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
ELECTRONICS -- 3.5%
    109,691    Agilent Technologies, Inc.+ ......................    $ 2,594,192
    199,800    Applera Corporation-Applied
               Biosystems Group .................................      3,894,102
     39,000    Emerson Electric Company .........................      2,086,890
     36,700    Koninklijke (Royal) Philips Electronics N.V.,
               NY Shares ........................................      1,012,920
     36,300    Polycom, Inc.+ ...................................        435,237
                                                                     -----------
                                                                      10,023,341
                                                                     -----------
 FINANCIAL SERVICES -- 10.7%
     44,000    AmeriCredit Corporation+(e) ......................      1,234,200
     28,593    Citigroup, Inc. ..................................      1,107,979
     13,500    Fannie Mae .......................................        995,625
     11,800    Goldman Sachs Group, Inc.(e) .....................        865,530
     43,000    Household International, Inc. ....................      2,137,100
    161,700    J.P. Morgan Chase & Company ......................      5,484,864
    103,500    SLM Corporation ..................................     10,029,150
    224,800    Washington Mutual, Inc. ..........................      8,342,328
                                                                     -----------
                                                                      30,196,776
                                                                     -----------
 FOOD AND BEVERAGES -- 4.6%
     51,700    Anheuser-Busch Companies, Inc. ...................      2,585,000
    102,600    Campbell Soup Company ............................      2,837,916
     30,700    General Mills, Inc. ..............................      1,353,256
     66,400    Heinz (H.J.) Company .............................      2,729,040
     20,300    Kellogg Company ..................................        727,958
     20,600    Kraft Foods, Inc., Class A .......................        843,570
     40,600    PepsiCo, Inc. ....................................      1,956,920
                                                                     -----------
                                                                      13,033,660
                                                                     -----------
 HEALTH CARE -- 3.3%
     53,900    Becton, Dickinson & Company ......................      1,856,855
    126,674    Guidant Corporation+ .............................      3,829,355
     32,800    Lincare Holdings, Inc.+ ..........................      1,059,440
     61,700    Medtronic, Inc. ..................................      2,643,845
        600    PacifiCare Health Systems, Inc.+(e) ..............         16,320
                                                                     -----------
                                                                       9,405,815
                                                                     -----------
 HOTELS/RESORTS -- 0.2%
     21,100    Starwood Hotels & Resorts Worldwide, Inc. ........        693,979
                                                                     -----------
 INSURANCE -- 3.8%
      2,600    Allstate Corporation .............................         96,148
         52    Berkshire Hathaway, Inc., Class A+(e) ............      3,473,600
     28,800    Cincinnati Financial Corporation .................      1,340,064
     19,300    Hartford Financial Services Group, Inc. ..........      1,147,771
     42,000    PMI Group, Inc. ..................................      1,604,400
     11,200    Principal Financial Group, Inc.+ .................        347,200
     30,900    XL Capital Ltd., Class A .........................      2,617,230
                                                                     -----------
                                                                      10,626,413
                                                                     -----------
 LEISURE AND ENTERTAINMENT -- 1.0%
     74,400    Carnival Corporation(e) ..........................      2,060,136
     41,700    Walt Disney Company ..............................        788,130
                                                                     -----------
                                                                       2,848,266
                                                                     -----------
 MANUFACTURING -- 4.0%
     18,700    American Standard Companies, Inc.+ ...............      1,404,370
     19,000    Dover Corporation ................................        665,000
    144,200    General Electric Company .........................      4,189,010
     30,600    Illinois Tool Works, Inc. ........................      2,089,980
     28,300    Ingersoll-Rand Company, Class A ..................      1,292,178
    119,900    Tyco International Ltd. ..........................      1,619,849
                                                                     -----------
                                                                      11,260,387
                                                                     -----------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
COMMON STOCKS -- (CONTINUED)
 METALS/MINING -- 0.1%
       6,300     Newmont Mining Corporation
                 Holding Company .............................      $    165,879
                                                                    ------------
 OIL AND GAS -- 9.5%
     105,100     Baker Hughes, Inc. ..........................         3,498,779
      31,800     BJ Services Company+ ........................         1,077,384
      52,000     El Paso Corporation .........................         1,071,720
     127,100     Exxon Mobil Corporation .....................         5,200,932
      58,119     Kinder Morgan Management, LLC+(e) ...........         1,772,630
      84,700     Royal Dutch Petroleum Company, NY Shares ....         4,681,369
      25,900     Schlumberger Ltd. ...........................         1,204,350
      23,500     Shell Transport & Trading Company Plc,
                 ADR .........................................         1,057,735
      27,000     Transocean, Inc. ............................           841,050
      75,100     Unocal Corporation ..........................         2,774,194
      54,400     Weatherford International Ltd.+(e) ..........         2,350,080
     213,400     Williams Companies, Inc. ....................         1,278,266
                                                                    ------------
                                                                      26,808,489
                                                                    ------------
 PHARMACEUTICALS -- 10.6%
      74,700     Allergan, Inc. ..............................         4,986,225
     240,100     AstraZeneca Plc, ADR ........................         9,844,100
      27,400     Eli Lilly and Company .......................         1,545,360
      69,800     Forest Laboratories, Inc.+ ..................         4,941,840
       9,000     Millennium Pharmaceuticals, Inc.+ ...........           109,350
     240,900     Pfizer, Inc. ................................         8,431,500
                                                                    ------------
                                                                      29,858,375
                                                                    ------------
 PRINTING/PUBLISHING -- 0.2%
      10,400     Knight-Ridder, Inc. .........................           654,680
                                                                    ------------
 RESTAURANTS -- 0.5%
      47,500     McDonald's Corporation ......................         1,351,375
                                                                    ------------
 RETAIL -- 3.0%
     124,500     Lowe's Companies, Inc.(e) ...................         5,652,300
      34,400     RadioShack Corporation ......................         1,034,064
      23,300     Wal-Mart Stores, Inc. .......................         1,281,733
      14,800     Williams-Sonoma, Inc.+ ......................           453,768
                                                                    ------------
                                                                       8,421,865
                                                                    ------------
 SEMICONDUCTORS -- 8.7%
     126,700     Altera Corporation+ .........................         1,723,120
     392,700     Applied Materials, Inc.+ ....................         7,469,154
     201,200     Applied Micro Circuits Corporation+ .........           951,676
      40,000     ASML Holding N.V.+ ..........................           604,800
      42,800     Broadcom Corporation, Class A+(e) ...........           750,712
       9,900     Credence Systems Corporation+ ...............           175,923
     111,300     KLA-Tencor Corporation+ .....................         4,896,087
      32,000     Lam Research Corporation+ ...................           575,360
      26,800     Linear Technology Corporation ...............           842,324
      18,000     Novellus Systems, Inc.+ .....................           612,000
     139,500     PMC-Sierra, Inc.+ ...........................         1,293,165
     139,800     Teradyne, Inc.+ .............................         3,285,300
      57,100     Xilinx, Inc.+ ...............................         1,280,753
                                                                    ------------
                                                                      24,460,374
                                                                    ------------
 SERVICES -- 3.5%
      42,100     Cadence Design Systems, Inc.+ ...............           678,652
      20,100     eBay, Inc.+ .................................         1,238,562
      71,500     Fluor Corporation ...........................         2,784,925
      59,800     Quintiles Transnational Corporation+ ........           746,902
      59,100     Robert Half International, Inc.+ ............         1,377,030
      34,400     Sabre Holdings Corporation+ .................         1,231,520
      85,800     TMP Worldwide, Inc.+(e) .....................         1,844,700
                                                                    ------------
                                                                       9,902,291
                                                                    ------------
 TELECOMMUNICATIONS -- 4.8%
      50,000     Amdocs Ltd.+(e) .............................      $    377,500
     130,200     AT&T Corporation ............................         1,393,140
     122,200     Corning, Inc.+(e) ...........................           433,810
      46,900     General Motors Corporation, Class H+ ........           487,760
      33,600     JDS Uniphase Corporation+ ...................            89,712
     190,900     Nokia Oyj, ADR ..............................         2,764,232
     114,500     Nortel Networks Corporation+(e) .............           166,025
      80,000     QUALCOMM, Inc.+ .............................         2,199,200
      32,400     SBC Communications, Inc. ....................           988,200
     208,400     Sprint Corporation (Fon Group) ..............         2,211,124
     517,500     Sprint Corporation (PCS Group)+(e) ..........         2,313,225
      23,500     Telefonaktiebolaget LM Ericsson, ADR ........            33,840
                                                                    ------------
                                                                      13,457,768
                                                                    ------------
 UTILITIES -- 1.4%
     426,900     AES Corporation+ ............................         2,313,798
      49,900     Edison International+ .......................           848,300
      37,500     NiSource, Inc. ..............................           818,625
                                                                    ------------
                                                                       3,980,723
                                                                    ------------
                 Total Common Stocks
                   (Cost $310,065,817) .......................       262,587,322
                                                                    ------------
PREFERRED STOCKS -- 0.8%
 AUTOMOTIVE -- 0.7%
     36,700    Ford Motor Company Capital Trust II,
                 Convertible .................................         2,064,375
                                                                    ------------
 BROADCAST, RADIO AND TELEVISION -- 0.1%
  13,500       Equity Securities Trust I, Convertible ......           198,450
                                                                    ------------
               Total Preferred Stocks
                 (Cost $2,361,294) .........................         2,262,825
                                                                    ------------
  PRINCIPAL
    AMOUNT
  ---------
CONVERTIBLE BONDS -- 0.3%
 METALS/MINING -- 0.2%
 $350,000      Freeport-McMoRan Copper & Gold, Inc.,
                 8.250% due 01/31/2006** .....................           527,187
                                                                    ------------
 TELECOMMUNICATIONS-- 0.1%
  609,000      Nortel Networks Corporation,
                 4.250% due 09/01/2008**(e) ..................           279,379
                                                                    ------------
               Total Convertible Bonds
                 (Cost $1,010,157) ...........................           806,566
                                                                    ------------
TOTAL INVESTMENTS .....................................   94.1%     $265,656,713
OTHER ASSETS AND LIABILITIES (NET) ....................    5.9        16,679,965
                                                         ------     ------------
NET ASSETS ............................................  100.0%     $282,336,678
                                                         ======     ============
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security. # Amount represents less than 0.1%.
(e) Securities in whole or in part on loan at June 30, 2002.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
ASSET BACKED SECURITIES -- 0.4%
$ 1,054,135   Garanti Trade Payment Rights Master Trust,
               10.810% due 06/15/2004**^ ........................... $ 1,057,979
    483,422   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ...............................     487,946
    506,900   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ...............................     510,483
                                                                     -----------
              Total Asset Backed Securities
                (Cost $2,044,331) ..................................   2,056,408
                                                                     -----------
CORPORATE BONDS -- 44.4%
   AEROSPACE/DEFENSE -- 1.2%
  3,000,000   Northrop Grumman Corporation,
               8.625% due 10/15/2004 ...............................   3,245,493
  2,500,000   Raytheon Company,
               7.900% due 03/01/2003 ...............................   2,564,437
                                                                     -----------
                                                                       5,809,930
                                                                     -----------
   AIRLINES-- 0.4%
  2,000,000   Delta Air Lines, Inc.,
               7.779% due 11/18/2005 ...............................   2,058,842
                                                                     -----------
   AUTOMOTIVE -- 0.9%
  2,000,000   DaimlerChrysler NA Holding Corporation,
               6.400% due 05/15/2006 ...............................   2,078,290
  2,000,000   TRW, Inc.,
               6.625% due 06/01/2004 ...............................   2,089,788
                                                                     -----------
                                                                       4,168,078
                                                                     -----------
   BROADCAST, RADIO AND TELEVISION-- 1.9%
  1,000,000   AOL Time Warner, Inc.,
               6.150% due 05/01/2007 ...............................     956,229
  4,000,000   Clear Channel Communications, Inc.,
               6.000% due 11/01/2006 ...............................   3,934,744
  1,000,000   News America Holdings, Inc.,
               8.500% due 02/15/2005 ...............................   1,082,754
  3,000,000   Time Warner Entertainment Company,
               7.250% due 09/01/2008 ...............................   3,017,421
                                                                     -----------
                                                                       8,991,148
                                                                     -----------
   BUILDING/CONSTRUCTION-- 0.4%
  2,000,000   Masco Corporation,
               6.000% due 05/03/2004 ...............................   2,069,908
                                                                     -----------
   CHEMICALS -- 0.8%
  2,000,000   Chevron Phillips Chemical Company,
               5.375% due 06/15/2007** .............................   1,994,830
  2,000,000   Dow Chemical Corporation,
               5.250% due 05/14/2004 ...............................   2,047,744
                                                                     -----------
                                                                       4,042,574
                                                                     -----------
   COMMUNICATIONS-- 1.8%
    500,000   AT&T Corporation,
               6.500% due 11/15/2006**(e) ..........................     440,478
    500,000   AT&T Wireless Services, Inc.,
               7.500% due 05/01/2007 ...............................     430,498
  1,000,000   Citizens Communications Company,
               6.375% due 08/15/2004 ...............................     957,090
  1,500,000   Comcast Cable Communications, Inc.,
               8.375% due 05/01/2007 ...............................   1,537,805
  1,500,000   Sprint Capital Corporation,
               7.900% due 03/15/2005 ...............................   1,293,090
  2,000,000   Verizon Global Funding Corporation,
               6.125% due 06/15/2007 ...............................   1,992,766
  2,000,000   Verizon Wireless, Inc.,
               5.375% due 12/15/2006** .............................   1,868,060
                                                                     -----------
                                                                       8,519,787
                                                                     -----------
   CONSUMER PRODUCTS -- 1.5%
              Philip Morris Companies, Inc.:
$ 1,000,000    6.375% due 02/01/2006 ............................... $ 1,057,580
  2,000,000    7.200% due 02/01/2007 ...............................   2,169,018
              R.J. Reynolds Tobacco Holdings, Inc.:
  1,000,000    6.500% due 06/01/2007 ...............................   1,024,932
  3,000,000    7.375% due 05/15/2003 ...............................   3,085,914
                                                                     -----------
                                                                       7,337,444
                                                                     -----------
   FINANCE, INSURANCE AND REAL ESTATE-- 20.0%
  3,000,000   AIG SunAmerica Global Financing V,
               5.200% due 05/10/2004** .............................   3,102,450
  2,000,000   Allstate Corporation,
               5.375% due 12/01/2006 ...............................   2,057,542
  2,000,000   Allstate Financial Global Funding,
               7.125% due 09/26/2005** .............................   2,180,954
  2,000,000   Bank of America Corporation,
               5.250% due 02/01/2007 ...............................   2,043,704
  3,000,000   Boeing Capital Corporation,
               5.750% due 02/15/2007 ...............................   3,116,196
  2,000,000   Capital One Bank,
               6.875% due 02/01/2006 ...............................   1,978,382
  1,000,000   CIT Group, Inc.,
               7.375% due 04/02/2007 ...............................   1,001,094
  2,000,000   Citigroup, Inc.,
               5.000% due 03/06/2007 ...............................   2,018,684
  3,000,000   Countrywide Home Loans, Inc.,
               5.625% due 05/15/2007 ...............................   3,070,926
              EOP Operating LP:
    750,000    6.500% due 01/15/2004 ...............................     776,644
  2,000,000    7.375% due 11/15/2003 ...............................   2,093,138
  3,000,000   First Union Corporation,
               7.550% due 08/18/2005 ...............................   3,284,946
  2,000,000   FleetBoston Financial Corporation,
               7.250% due 09/15/2005 ...............................   2,176,498
              Ford Motor Credit Company:
  5,000,000    2.180%+++ due 03/17/2003 ............................   4,968,465
  3,000,000    6.500% due 01/25/2007 ...............................   3,005,667
  3,000,000   General Electric Capital Corporation,
               5.350% due 03/30/2006 ...............................   3,082,305
              General Motors Acceptance Corporation:
  5,000,000    2.200%+++ due 11/07/2003 ............................   4,967,465
  2,000,000    6.125% due 02/01/2007(e) ............................   2,023,886
  3,000,000   Goldman Sachs Group, Inc.,
               7.625% due 08/17/2005 ...............................   3,290,019
  4,000,000   Household Finance Corporation,
               5.750% due 01/30/2007 ...............................   3,960,484
  1,500,000   International Bank for Reconstruction
               and Development,
               4.000% due 01/10/2005 ...............................   1,525,308
  3,000,000   J.P. Morgan Chase & Company,
               5.250% due 05/30/2007 ...............................   3,020,598
  5,000,000   KfW International Finance, Inc.,
               5.250% due 06/28/2006 ...............................   5,160,260
  3,000,000   Marsh & McLennan Companies, Inc.,
               5.375% due 03/15/2007** .............................   3,081,123
  2,000,000   Merrill Lynch & Company,
               7.080% due 10/03/2005 ...............................   2,161,412
  2,000,000   Monumental Global Funding II,
               6.050% due 01/19/2006** .............................   2,109,452
  4,000,000   Morgan Stanley Dean Witter & Company,
               5.800% due 04/01/2007 ...............................   4,106,496
  2,000,000   New Plan Excel Realty Trust,
               5.875% due 06/15/2007 ...............................   2,017,190


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)


    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
CORPORATE BONDS -- (CONTINUED)
 FINANCE, INSURANCE AND REAL ESTATE-- (CONTINUED)
$ 1,500,000   Northern Trust Capital I,
               2.500%+++ due 01/15/2027 .........................  $ 1,365,953
    350,000   Paine Webber Group, Inc.,
               2.635%+++ due 07/24/2003 .........................      351,160
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ............................    3,196,464
  2,000,000   Salomon Smith Barney Holdings, Inc.,
               6.500% due 02/15/2008 ............................    2,139,978
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............................    3,123,864
  2,000,000   Union Planters Bank,
               5.125% due 06/15/2007 ............................    2,019,184
  3,000,000   Washington Mutual, Inc.,
               7.500% due 08/15/2006 ............................    3,247,869
  2,000,000   Wells Fargo & Company,
               5.250% due 12/01/2007 ............................    2,031,560
  2,000,000   Wells Fargo Financial, Inc.,
               4.875% due 06/12/2007(e) .........................    1,999,534
                                                                   -----------
                                                                    96,856,854
                                                                   -----------
 FOOD AND BEVERAGES-- 1.5%
  2,000,000   Kellogg Company,
               6.000% due 04/01/2006 ............................    2,091,922
  2,000,000   Kraft Foods, Inc.,
               5.250% due 06/01/2007 ............................    2,030,508
  3,000,000   Tyson Foods, Inc.,
               7.250% due 10/01/2006 ............................    3,170,118
                                                                   -----------
                                                                     7,292,548
                                                                   -----------
 HEALTH CARE -- 0.6%
  3,000,000   Tenet Healthcare Corporation,
               5.000% due 07/01/2007 ............................    2,978,124
                                                                   -----------
 HOTELS/RESORTS -- 1.1%
  1,000,000   Harrah's Operating Company, Inc.,
               7.125% due 06/01/2007 ............................    1,052,587
  3,000,000   Marriott International,
               8.125% due 04/01/2005 ............................    3,240,057
  1,000,000   MGM Mirage, Inc.,
               6.950% due 02/01/2005 ............................    1,014,748
                                                                   -----------
                                                                     5,307,392
                                                                   -----------
 MANUFACTURING -- 1.1%
  2,000,000   Caterpillar Financial Services
               Corporation,
               6.875% due 08/01/2004 ............................    2,126,408
  3,000,000   Ingersoll-Rand Company,
               5.750% due 02/14/2003 ............................    3,056,817
                                                                   -----------
                                                                     5,183,225
                                                                   -----------
 METALS/MINING-- 1.0%
  5,000,000   Alcoa, Inc.,
               2.200%+++ due 12/06/2004(e) ......................    5,006,700
                                                                   -----------
 OIL AND GAS-- 1.3%
  1,000,000   Conoco Funding Company,
               5.450% due 10/15/2006 ............................    1,025,402
  3,000,000   Louis Dreyfus Natural Gas
               Corporation,
               9.250% due 06/15/2004 ............................    3,272,115
  2,000,000   Northern Border Pipeline Company,
               6.250% due 05/01/2007** ..........................    2,046,072
                                                                   -----------
                                                                     6,343,589
                                                                   -----------
    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
 PAPER AND FOREST PRODUCTS-- 1.1%
$ 2,000,000   Fort James Corporation,
               6.700% due 11/15/2003 ............................  $ 1,972,462
  3,000,000   Weyerhaeuser Company,
               5.500% due 03/15/2005** ..........................    3,084,114
                                                                   -----------
                                                                     5,056,576
                                                                   -----------
 PHARMACEUTICALS-- 0.4%
  2,000,000   Pfizer, Inc.,
               3.625% due 11/01/2004(e) .........................    2,013,982
                                                                   -----------
 RETAIL -- 1.3%
   3,000,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 ............................    3,139,761
  3,000,000   Safeway, Inc.,
               3.625% due 11/05/2003 ............................    3,019,905
                                                                   -----------
                                                                     6,159,666
                                                                   -----------
 SERVICES-- 0.9%
  3,000,000   Canadian Pacific Ltd.,
               6.875% due 04/15/2003 ............................    3,092,328
  1,000,000   FedEx Corporation,
               6.625% due 02/12/2004** ..........................    1,042,098
                                                                   -----------
                                                                     4,134,426
                                                                   -----------
 UTILITIES-- 4.7%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ............................    3,199,767
  2,000,000   Dominion Resources, Inc.,
               7.600% due 07/15/2003 ............................    2,088,462
  3,000,000   FirstEnergy Corporation,
               5.500% due 11/15/2006 ............................    2,939,511
  3,000,000   Kinder Morgan, Inc.,
               6.650% due 03/01/2005 ............................    3,149,127
  2,000,000   Niagara Mohawk Power Corporation,
               5.375% due 10/01/2004 ............................    2,041,466
  2,000,000   PPL Electric Utilities,
               5.875% due 08/15/2007 ............................    2,052,706
  2,000,000   Progress Energy, Inc.,
               6.550% due 03/01/2004 ............................    2,084,118
  3,000,000   Sempra Energy,
               6.800% due 07/01/2004 ............................    3,124,380
  2,000,000   Williams Companies, Inc.,
               6.500% due 11/15/2002 ............................    1,923,306
                                                                   -----------
                                                                    22,602,843
                                                                   -----------
 WASTE MANAGEMENT-- 0.5%
  2,500,000   Waste Management, Inc.,
               7.000% due 10/01/2004 ............................    2,594,360
                                                                   -----------
              Total Corporate Bonds
                (Cost $211,126,015) .............................  214,527,996
                                                                   -----------
SOVEREIGN ISSUES -- 0.4%
 FINLAND -- 0.4%
  2,000,000   Republic of Finland,
               4.750% due 03/06/2007 ............................    2,041,032
                                                                   -----------
              Total Sovereign Issues
                (Cost $1,998,509) ...............................    2,041,032
                                                                   -----------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.6%
 FEDERAL HOME LOAN BANK (FHLB) -- 2.8%
$ 5,000,000     4.125% due 01/14/2005(e) .......................     $ 5,085,560
  3,000,000     4.875% due 04/16/2004 ..........................       3,102,861
  5,000,000     5.250% due 02/13/2004 ..........................       5,184,510
                                                                     -----------
                                                                      13,372,931
                                                                     -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 8.8%
  7,500,000     3.250% due 01/15/2004 ..........................       7,580,377
  5,000,000     4.500% due 08/15/2004(e) .......................       5,147,255
  5,000,000     4.625% due 04/15/2005 ..........................       5,140,655
  8,000,000     5.250% due 02/15/2004 to 01/15/2006 ............       8,340,619
     50,361     5.559%+++ due 07/01/2024 .......................          52,177
     57,135     5.859%+++ due 12/01/2017 .......................          58,690
      2,036     5.875%+++ due 01/01/2017 .......................           2,113
  2,000,000     6.375% due 11/15/2003 ..........................       2,105,922
  5,000,000     6.875% due 01/15/2005 ..........................       5,424,705
  5,000,000     7.000% due 07/15/2005 ..........................       5,479,010
  3,000,000     7.375% due 05/15/2003 ..........................       3,134,703
                                                                     -----------
                                                                      42,466,226
                                                                     -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD) (FGLMC) -- 0.5%
  1,096,131     6.000% due 06/01/2011 to 04/01/2013 ............       1,131,770
    486,078     6.500% due 11/01/2010 to 03/01/2013 ............         508,184
    202,341     7.000% due 10/01/2010 ..........................         213,689
    129,279     7.500% due 04/01/2011 ..........................         137,218
     70,094     8.000% due 09/01/2026 ..........................          74,968
    206,256     9.000% due 09/01/2024 to 01/01/2025 ............         226,037
                                                                     -----------
                                                                       2,291,866
                                                                     -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 12.1%
  5,000,000     3.500% due 09/15/2004(e) .......................       5,035,785
  2,000,000     3.875% due 03/15/2005(e) .......................       2,019,530
  4,000,000     4.000% due 08/15/2003(e) .......................       4,079,676
 18,500,000     4.750% due 03/15/2004 to 01/02/2007(e) .........      19,003,869
 10,000,000     5.500% due 02/15/2006 to 05/02/2006 ............      10,511,628
  8,644,243     6.000% due 12/15/2005 to 10/01/2016(e) .........       8,982,658
    932,590     6.500% due 04/01/2011 to 04/01/2013 ............         973,365
  7,000,000     7.000% due 07/15/2005(e) .......................       7,660,457
    184,686     7.500% due 08/01/2027 ..........................         194,624
     42,588     8.000% due 04/01/2025 ..........................          45,635
     50,826     8.500% due 03/01/2004 to 12/01/2025 ............          54,062
                                                                     -----------
                                                                      58,561,289
                                                                     -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.4%
    694,969     6.000% due 12/15/2008 to 04/15/2013 ............         721,233
    238,033     6.500% due 02/15/2013 ..........................         249,555
    335,908     7.500% due 01/15/2024 to 07/15/2027 ............         356,504
    386,915     8.000% due 05/15/2017 to 07/15/2017 ............         418,009
     81,274     8.500% due 07/15/2026 ..........................          87,747
     32,622     9.000% due 12/15/2026 ..........................          35,650
     76,208     9.500% due 03/15/2020 to 07/15/2021 ............          85,507
      5,747     10.000% due 02/15/2016 to 04/15/2020 ...........           6,484
                                                                     -----------
                                                                       1,960,689
                                                                     -----------
                Total U.S. Government Agency Obligations
                  (Cost $116,049,366) ..........................     118,653,001
                                                                     -----------


    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
U.S. TREASURY OBLIGATIONS -- 26.4%
   U.S. TREASURY NOTES -- 26.4%
$  6,000,000     2.750% due 09/30/2003 to 10/31/2003(e) .......     $  6,036,201
   1,450,000     3.250% due 05/31/2004(e) .....................        1,461,555
   7,860,000     3.375% due 04/30/2004(e) .....................        7,945,391
   3,000,000     3.625% due 08/31/2003 ........................        3,050,043
   6,770,000     4.250% due 03/31/2003 to 11/15/2003(e) .......        6,920,258
   6,002,000     4.375% due 05/15/2007(e) .....................        6,086,406
  13,000,000     4.625% due 05/15/2006(e) .....................       13,394,069
   4,000,000     4.750% due 02/15/2004 ........................        4,139,204
  11,600,000     5.250% due 08/15/2003 to 05/15/2004(e) .......       12,070,660
   1,000,000     5.375% due 06/30/2003 ........................        1,033,950
   9,000,000     5.625% due 02/15/2006(e) .....................        9,589,869
  21,020,000     5.750% due 11/15/2005(e) .....................       22,438,871
   5,000,000     5.875% due 02/15/2004 to 11/15/2004(e) .......        5,273,466
   7,945,000     6.000% due 08/15/2004(e) .....................        8,442,993
   2,500,000     6.250% due 02/15/2007(e) .....................        2,736,372
   2,000,000     6.500% due 08/15/2005(e) .....................        2,178,752
   8,510,000     6.750% due 05/15/2005(e) .....................        9,290,529
   5,000,000     7.500% due 02/15/2005(e) .....................        5,536,720
                                                                    ------------
                                                                     127,625,309
                                                                    ------------
                Total U.S. Treasury Obligations
                  (Cost $126,020,521) .........................      127,625,309
                                                                    ------------
REPURCHASE AGREEMENT -- 3.0%
   (Cost $14,577,000)
 14,577,000   Agreement with J.P. Morgan Chase & Company
               1.930% dated 06/28/2002 to be repurchased at
               $14,579,344 on 7/01/2002, collateralized by
               $14,810,000 Federal National Mortgage
               Association, 5.000% due 5/14/2007
               (market value $15,004,381) .....................       14,577,000
                                                                     -----------
TOTAL INVESTMENTS (COST $471,815,742*) ..................    99.2%  $479,480,746
OTHER ASSETS AND LIABILITIES (NET) ......................     0.8      3,927,925
                                                            ------  ------------
NET ASSETS ..............................................   100.0%  $483,408,671
                                                            ======  ============
----------------------
  *  Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^  Illiquid security.
+++  Floating rate security. Rate shown is in effect at June 30, 2002.
(e)  Securities in whole or in part on loan at June 30, 2002.



                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               LIQUID ASSET SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
CERTIFICATES OF DEPOSIT -- 21.4%
$ 15,000,000    Abbey National Treasury Service,
                  2.010% due 07/25/2002 ......................      $ 15,000,107
                ABN Amro Bank N.V. Chicago:
  15,000,000      1.945% due 11/14/2002 ......................        15,000,570
  10,000,000      1.990% due 12/31/2002 ......................        10,000,000
                Bank of America, NA:
  10,000,000      1.950% due 12/09/2002 ......................        10,000,000
  10,000,000      2.000% due 11/13/2002 ......................        10,000,000
  10,000,000      2.250% due 01/31/2003 ......................        10,000,000
  10,000,000    Barclays Bank Plc, NY,
                  1.830% due 07/15/2002 ......................        10,000,704
  10,000,000    Lloyds TSB Bank Plc, NY,
                  2.525% due 04/02/2003 ......................        10,000,749
                Rabobank Nederland N.V., NY:
  15,000,000      1.835% due 07/05/2002 ......................        15,000,012
  10,000,000      2.000% due 09/03/2002 ......................        10,000,704
  10,000,000      2.850% due 03/24/2003 ......................         9,997,107
                Royal Bank of Scotland, NY:
  17,000,000      1.680% due 07/15/2002 ......................        17,000,075
  18,000,000      2.700% due 04/22/2003 ......................        18,020,785
  13,000,000      3.610% due 09/06/2002 ......................        13,038,812
  10,000,000    Southtrust Bank, NA,
                  1.860% due 07/16/2002 ......................        10,000,000
                State Street Bank and Trust:
  10,000,000      1.950% due 08/06/2002 ......................        10,000,000
  10,000,000      2.010% due 07/19/2002 ......................        10,000,000
   7,000,000    Toronto Dominion Bank, NY,
                  3.655% due 10/04/2002 ......................         7,000,091
                UBS AG Stamford, CT:
  13,000,000      1.790% due 07/22/2002 ......................        13,000,000
  10,000,000      1.860% due 07/31/2002 ......................        10,000,000
   9,000,000      3.638% due 09/27/2002 ......................         8,999,890
                                                                    ------------
                Total Certificates Of Deposit
                  (Cost $242,059,606) ........................       242,059,606
                                                                    ------------
CORPORATE DEBT SECURITIES -- 17.8%
 COMMUNICATIONS -- 1.3%
  10,000,000    BellSouth Corporation,
                  4.105%+++ due 04/26/2003** .................        10,115,996
   5,000,000    BellSouth Telecommunications, Inc.,
                  1.908%+++ due 04/04/2003 ...................         5,000,000
                                                                    ------------
                                                                      15,115,996
                                                                    ------------
 DEPOSITORY INSTITUTIONS -- 13.5%
   5,000,000    Bank of America Corporation,
                  2.129%+++ due 08/23/2002 ...................         5,002,418
                Bank One NA Illinois:
  10,000,000      1.760%+++ due 06/10/2003 ...................         9,997,147
  10,000,000      1.944%+++ due 04/07/2003 ...................        10,009,969
   6,000,000      2.050%+++ due 04/28/2003 ...................         6,008,472
                Chase Manhattan Corporation:
  15,000,000      1.950%+++ due 09/11/2002 ...................        15,004,489
   6,000,000      1.954%+++ due 09/06/2002 ...................         6,001,707
  15,000,000      2.113%+++ due 07/08/2002 ...................        15,000,576
   9,000,000    Citigroup, Inc.,
                  1.810%+++ due 07/12/2002 ...................         9,000,032
                Fleet National Bank:
  10,000,000      1.969%+++ due 09/03/2002 ...................        10,002,781
  13,000,000      2.036%+++ due 03/06/2003 ...................        13,015,922
                Wells Fargo & Company:
  17,000,000      1.780%+++ due 01/21/2003 ...................        17,000,000
  21,000,000      1.990%+++ due 10/30/2002 ...................        21,011,122
  15,000,000      6.500% due 09/03/2002 ......................        15,075,034
                                                                    ------------
                                                                     152,129,669
                                                                    ============
    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
PERSONAL CREDIT INSTITUTIONS -- 2.5%
 General Electric Capital Corporation:
$ 10,000,000      1.864%+++ due 11/06/2002 ...................      $ 10,001,983
   6,000,000      1.869%+++ due 08/08/2003 ...................         6,000,000
   2,500,000      5.350% due 11/18/2002 ......................         2,530,174
  10,000,000    Sallie Mae,
                  1.772%+++ due 08/15/2002 ...................        10,000,000
                                                                    ------------
                                                                      28,532,157
                                                                    ------------
 SECURITY BROKERS -- 0.5%
   5,000,000    Merrill Lynch & Company,
                  7.250% due 07/26/2002 ......................         5,012,259
                                                                    ------------
                Total Corporate Debt Securities
                  (Cost $200,790,081) ........................       200,790,081
                                                                    ------------
COMMERCIAL PAPER -- 46.3%
 ASSET BACKED SECURITIES -- 25.2%
                Ciesco LP:
  10,000,000      1.770%++ due 08/09/2002** ..................         9,979,842
  10,000,000      1.780%++ due 07/24/2002** ..................         9,987,639
                Corporation Asset Funding Company:
  10,000,000      1.780%++ due 07/01/2002** ..................         9,999,011
  10,000,000      1.780%++ due 07/23/2002** ..................         9,988,133
  20,000,000      1.780%++ due 08/02/2002** ..................        19,966,378
                Delaware Funding Corporation:
  10,000,000      1.790%++ due 09/09/2002** ..................         9,964,200
  10,000,000      1.790%++ due 09/13/2002** ..................         9,962,211
                Edison Asset Securitization, LLC:
  10,000,000      1.830%++ due 10/07/2002** ..................         9,949,167
  10,000,000      1.870%++ due 11/07/2002** ..................         9,931,953
  10,000,000      1.940%++ due 08/12/2002** ..................         9,976,289
  10,000,000      2.030%++ due 10/17/2002** ..................         9,937,972
                Enterprise Funding Corporation:
  10,000,000      1.790%++ due 08/16/2002** ..................         9,976,133
  10,000,000      1.800%++ due 07/17/2002** ..................         9,991,000
  10,000,000      1.800%++ due 07/29/2002** ..................         9,985,000
  10,000,000      1.810%++ due 07/30/2002** ..................         9,984,414
                Park Avenue Receivables:
  10,000,000      1.780%++ due 07/10/2002** ..................         9,994,561
  10,000,000      1.780%++ due 07/11/2002** ..................         9,994,067
  10,000,000      1.780%++ due 08/22/2002** ..................         9,973,300
  10,000,000      1.800%++ due 08/02/2002** ..................         9,983,000
                Preferred Receivables Funding Corporation:
  10,000,000      1.780%++ due 07/08/2002** ..................         9,995,550
  10,000,000      1.780%++ due 08/01/2002** ..................         9,983,683
  10,000,000      1.780%++ due 09/18/2002** ..................         9,959,950
  10,000,000      1.790%++ due 07/01/2002** ..................         9,999,005
                Windmill Funding Corporation:
  10,000,000      1.770%++ due 07/11/2002** ..................         9,994,100
   6,950,000      1.780%++ due 07/12/2002** ..................         6,945,533
   9,000,000      1.780%++ due 08/14/2002** ..................         8,979,530
  10,000,000      1.910%++ due 07/10/2002** ..................         9,994,164
  10,000,000      1.920%++ due 07/09/2002** ..................         9,994,667
                                                                    ------------
                                                                     285,370,452
                                                                    ------------
 COMMUNICATIONS -- 1.7%
  10,000,000    SBC Communications, Inc.,
                  1.780%++ due 08/05/2002** ..................         9,981,705
  10,000,000    Verizon Global Funding,
                  2.080%++ due 09/04/2002(f) .................         9,961,289
                                                                    ------------
                                                                      19,942,994
                                                                    ------------
 CONSUMER PRODUCTS -- 0.9%
  10,000,000    Gillette Company,
                  2.060%++ due 10/15/2002 ....................         9,938,200
                                                                    ------------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               LIQUID ASSET SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
COMMERCIAL PAPER -- (CONTINUED)
   DEPOSITORY INSTITUTIONS -- 5.3%
               B-One Australia Ltd.:
$ 10,000,000     1.850%++ due 07/11/2002 ......................     $  9,993,834
  10,000,000     1.790%++ due 09/17/2002 ......................        9,960,222
  10,000,000     1.800%++ due 08/07/2002 ......................        9,980,500
  10,500,000   Dexia Delaware, LLC,
                 1.800%++ due 07/09/2002 ......................       10,494,750
  10,000,000   UBS Finance (DE) LLC,
                 1.770%++ due 08/29/2002 ......................        9,970,008
  10,000,000   UBS Finance (DE), LLC,
                 1.980%++ due 10/28/2002 ......................        9,933,450
                                                                    ------------
                                                                      60,332,764
                                                                    ------------
 FINANCIAL SERVICES -- 2.8%
  10,000,000   Aegon Funding Corporation,
                 2.240%++ due 10/02/2002** ....................        9,940,889
               Transamerica Finance Corporation:
  10,000,000     1.900%++ due 07/02/2002 ......................        9,998,417
   3,900,000     1.920%++ due 11/20/2002 ......................        3,870,048
   8,000,000     1.930%++ due 09/19/2002 ......................        7,964,831
                                                                    ------------
                                                                      31,774,185
                                                                    ------------
 FOOD AND KINDRED PRODUCTS -- 2.5%
               Archer Daniels Midland:
   8,000,000     1.830%++ due 08/13/2002** ....................        7,981,700
  10,000,000     1.850%++ due 08/20/2002(f) ...................        9,973,278
  10,000,000   Nestle Capital Corporation,
                 1.940%++ due 08/15/2002** ....................        9,974,672
                                                                    ------------
                                                                      27,929,650
                                                                    ------------
 PERSONAL CREDIT INSTITUTIONS -- 6.1%
               General Electric Capital Corporation:
   9,350,000     1.850%++ due 12/13/2002 ......................        9,269,759
  10,000,000     1.920%++ due 12/10/2002 ......................        9,912,533
  10,000,000     1.990%++ due 07/11/2002 ......................        9,993,367
               Household Finance Corporation:
  10,000,000     1.830%++ due 09/05/2002 ......................        9,965,433
  10,000,000     1.960%++ due 09/17/2002 ......................        9,956,444
  10,000,000     1.970%++ due 10/16/2002 ......................        9,940,353
  10,000,000   Toyota Motor Credit Corporation,
                 2.060%++ due 10/08/2002** ....................        9,942,206
                                                                    ------------
                                                                      68,980,095
                                                                    ------------
 SECURITY BROKERS -- 1.8%
  10,000,000   Goldman Sachs Group, Inc.,
                 1.870%++ due 07/08/2002 ......................        9,995,325
  10,000,000   Morgan Stanley Dean Witter & Company,
                 1.810%++ due 08/19/2002 ......................        9,974,358
                                                                    ------------
                                                                      19,969,683
                                                                    ------------
               Total Commercial Paper
                 (Cost $524,238,023) ..........................      524,238,023
                                                                    ------------


    PRINCIPAL                                                           VALUE
     AMOUNT                                                            (NOTE 1)
    ---------                                                          --------
REPURCHASE AGREEMENTS -- 14.4%
$85,000,000    Agreement with Goldman Sachs Group, Inc.
                1.960% dated 06/28/2002 to be
                repurchased at $85,013,883 on
                07/01/2002, collateralized by $110,746,000
                U.S. Treasury Strips, Federal National
                Mortgage Association, Federal Home
                Loan Bank, and Federal Home Loan
                Mortgage Corporation, 4.625% to
                9.875% due 08/08/2002 to 11/15/2015
                (market value $86,278,466) ....................    $  85,000,000
 77,932,000     Agreement with Morgan Stanley Dean
                Witter & Company 1.930% dated 06/28/2002 to be
                repurchased at $77,944,534 on 07/01/2002,
                collateralized by $76,770,000 Federal Home Loan
                Mortgage Corporation Notes, 3.750% to 5.000%
                due 04/15/2004 to 05/15/2004
                (market value $79,424,117) ....................       77,932,000
                                                                    ------------
              Total Repurchase Agreements
                (Cost $162,932,000) ...........................      162,932,000
                                                                    ------------
TOTAL INVESTMENTS (COST $1,130,019,710*) ................   99.9% $1,130,019,710
OTHER ASSETS AND LIABILITIES (NET) ......................    0.1       1,220,146
                                                           ------ --------------
NET ASSETS ..............................................  100.0% $1,131,239,856
                                                           ====== ==============
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ++ Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is in effect at June 30, 2002.
(f) Security is restricted as to the resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 1.76% of net assets.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- 96.3%
 AUSTRALIA -- 2.9%
    62,800     Australia & New Zealand Banking
               Group Ltd. .......................................     $  680,056
   288,151     BHP Billiton Ltd. ................................      1,666,136
   105,000     Brambles Industries Ltd. .........................        556,435
    24,200     CSL Ltd. .........................................        437,174
    39,318     National Australia Bank Ltd. .....................        781,354
    70,088     News Corporation Ltd. ............................        380,866
   107,500     Publishing & Broadcasting Ltd. ...................        546,148
   208,036     Qantas Airways Ltd.** ............................        537,217
   137,600     QBE Insurance Group Ltd. .........................        512,908
   139,600     Woolworths Ltd. ..................................      1,030,538
                                                                      ----------
                                                                       7,128,832
                                                                      ----------
 BERMUDA -- 0.8%
    45,900     Tyco International Ltd. ..........................        620,109
    16,000     XL Capital Ltd., Class A .........................      1,355,200
                                                                      ----------
                                                                       1,975,309
                                                                      ----------
 BRAZIL -- 0.3%
    19,000     Companhia Vale do Rio Doce, ADR+ .................        525,730
     8,000     Companhia Vale do Rio Doce, Class A,
               ADR(e) ...........................................        207,600
                                                                      ----------
                                                                         733,330
                                                                      ----------
 CANADA -- 2.2%
    35,800     Abitibi-Consolidated, Inc. .......................        330,015
    19,100     Bank of Nova Scotia ..............................        627,796
    99,782     Bombardier, Inc., Class B ........................        826,656
    21,200     Exfo Electro-Optical Engineering, Inc.+(e) .......         47,912
     9,000     Four Seasons Hotels, Inc.(e) .....................        422,100
    56,100     Investors Group, Inc. ............................      1,023,595
    57,600     Nortel Networks Corporation+(e) ..................         83,520
    38,000     NOVA Chemicals Corporation .......................        842,257
    39,200     Thomson Corporation ..............................      1,236,139
                                                                      ----------
                                                                       5,439,990
                                                                      ----------
 DENMARK -- 0.4%
    18,900     H. Lundbeck A/S ..................................        500,035
    14,500     Novo Nordisk A/S, Class B+ .......................        480,012
                                                                      ----------
                                                                         980,047
                                                                      ----------
 FINLAND -- 1.6%
    10,700     Nokia Corporation, ADR ...........................        154,936
   226,556     Nokia Oyj ........................................      3,316,010
    12,100     UPM-Kymmene Oyj+ .................................        476,338
                                                                      ----------
                                                                       3,947,284
                                                                      ----------
 FRANCE -- 4.0%
    50,260     Bouygues S.A .....................................      1,404,260
    17,900     Essilor International S.A ........................        727,823
     3,938     L'Air Liquide S.A.+ ..............................        605,871
    18,000     Renault S.A.+ ....................................        841,753
    62,005     Sanofi-Synthelabo S.A ............................      3,772,242
     9,300     Schneider Electric S.A ...........................        500,118
    22,380     Societe Television Francaise 1 ...................        599,214
    21,000     STMicroelectronics N.V ...........................        523,688
    36,500     Vivendi Universal S.A ............................        788,737
                                                                      ----------
                                                                       9,763,706
                                                                      ----------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 GERMANY -- 1.3%
    10,400     Aixtron AG .......................................     $  130,548
    17,500     DaimlerChrysler AG(e) ............................        849,308
    15,600     DaimlerChrysler AG ...............................        752,388
     8,300     Epcos AG+ ........................................        271,330
    13,150     Infineon Technologies AG+(e) .....................        207,537
    10,300     Infineon Technologies AG, ADR+ ...................        159,547
     8,900     Siemens AG .......................................        534,248
    24,500     ThyssenKrupp AG ..................................        370,211
                                                                      ----------
                                                                       3,275,117
                                                                      ----------
 HONG KONG -- 2.4%
   160,000     Cheung Kong (Holdings) Ltd. ......................      1,333,383
 1,367,087     First Pacific Company Ltd.+ ......................        255,900
   527,500     Hang Lung Properties Ltd. ........................        601,913
    68,000     Hang Seng Bank Ltd. ..............................        727,976
    80,500     Hutchison Whampoa Ltd. ...........................        601,192
   353,000     Johnson Electric Holdings Ltd. ...................        418,637
   378,000     Li & Fung Ltd. ...................................        508,865
   378,000     New World Development Company Ltd. ...............        300,473
   102,000     Sun Hung Kai Properties Ltd. .....................        774,837
    69,500     Swire Pacific Ltd., Class A ......................        355,533
                                                                      ----------
                                                                       5,878,709
                                                                      ----------
 IRELAND -- 0.2%
    34,000     CRH Plc ..........................................        569,168
                                                                      ----------
 ITALY -- 0.4%
    22,500     Assicurazioni Generali S.p.A .....................        533,317
    34,850     ENI S.p.A ........................................        554,142
                                                                      ----------
                                                                       1,087,459
                                                                      ----------
 JAPAN -- 11.8%
     9,900     ACOM Company Ltd.** ..............................        676,487
    10,600     Advantest Corporation ............................        659,758
    57,000     AEON Company Ltd. ................................      1,521,825
     4,700     AIFUL Corporation** ..............................        308,220
    41,000     Chugai Pharmaceutical Company Ltd. ...............        490,538
     9,000     Disco Corporation ................................        481,327
     9,700     Enplas Corporation ...............................        289,731
     5,000     Hirose Electric Company Ltd. .....................        435,940
    79,000     Hitachi Ltd. .....................................        510,821
    14,500     Honda Motor Company Ltd. .........................        587,955
     8,300     Hoya Corporation .................................        603,858
       180     Japan Telecom Company Ltd. .......................        515,118
     2,400     Keyence Corporation ..............................        508,410
    90,000     Mitsubishi Estate Company Ltd. ...................        735,883
   141,000     Mitsubishi Heavy Industries Ltd. .................        427,037
   308,000     Mitsubishi Motors Corporation+ ...................        817,180
   170,670     Mitsui Sumitomo Insurance Company Ltd. ...........        918,453
    72,000     Mori Seiki Company Ltd. ..........................        658,390
     8,700     Murata Manufacturing Company Ltd. ................        558,920
    74,000     NEC Corporation ..................................        514,918
   218,000     Nikko Cordial Corporation ........................      1,100,403
     8,900     Nintendo Company Ltd. ............................      1,310,614
   329,000     Nissan Motor Company Ltd. ........................      2,278,316
    62,000     Nomura Holdings, Inc. ............................        910,425
       555     NTT DoCoMo, Inc. .................................      1,366,014
     2,100     OBIC Company Ltd. ................................        455,546
     8,600     Orix Corporation .................................        693,849
     4,900     Rohm Company Ltd. ................................        731,386
    14,000     Shin-Etsu Chemical Company Ltd. ..................        601,555


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- (CONTINUED)
 JAPAN -- (CONTINUED)
    57,000     Shionogi & Company Ltd. ..........................   $    727,147
    20,800     Sony Corporation .................................      1,098,518
    89,000     Suzuki Motor Corporation .........................      1,098,242
    11,000     TDK Corporation ..................................        519,456
    27,700     Tokyo Electric Power Company, Inc. ...............        569,688
    28,400     Tokyo Electron Ltd. ..............................      1,850,586
   191,000     Tokyu Corporation ................................        739,420
   237,000     Toray Industries, Inc. ...........................        634,736
        38     UFJ Holdings, Inc.+ ..............................         91,944
                                                                    ------------
                                                                      28,998,614
                                                                    ------------
 KOREA -- 0.7%
    11,720     Samsung Electronics Company Ltd., GDR** ..........      1,609,156
                                                                    ------------
 MEXICO -- 0.6%
    44,800     America Movil S.A. de C.V., Class L, ADR .........        600,320
    25,800     Telefonos de Mexico S.A. de C.V., Class L,
                 ADR ............................................        827,664
                                                                    ------------
                                                                       1,427,984
                                                                    ------------
 NETHERLANDS -- 4.4%
    24,142     Aegon N.V ........................................        503,331
    59,715     ASML Holding N.V.+ ...............................        945,386
    46,425     Heineken N.V .....................................      2,037,596
    25,100     Koninklijke (Royal) Philips Electronics N.V ......        700,796
     9,500     Koninklijke (Royal) Philips Electronics N.V.,
                 NY Shares ......................................        262,200
    73,700     Royal Dutch Petroleum Company ....................      4,105,241
    28,800     Royal Dutch Petroleum Company, NY Shares .........      1,591,776
    46,500     Vedior N.V .......................................        642,944
                                                                    ------------
                                                                      10,789,270
                                                                    ------------
 NORWAY -- 0.8%
    12,500     Norsk Hydro ASA ..................................        596,346
   148,000     Statoil ASA ......................................      1,321,423
                                                                    ------------
                                                                       1,917,769
                                                                    ------------
 RUSSIA -- 0.5%
    17,000     LUKOIL, ADR(e) ...................................      1,102,851
                                                                    ------------
 SINGAPORE -- 1.0%
    66,000     DBS Group Holdings Ltd. ..........................        463,234
    16,000     DBS Group Holdings Ltd., ADR** ...................        112,299
   370,000     Singapore Technologies Engineering Ltd. ..........        404,198
 1,675,000     Singapore Telecommunications Ltd** ...............      1,298,883
   200,800     Singapore Telecommunications Ltd., CDR+ ..........        152,178
                                                                    ------------
                                                                       2,430,792
                                                                    ------------
 SPAIN -- 0.9%
    59,100     Banco Bilbao Vizcaya Argentaria S.A ..............        668,321
    56,000     Industria de Diseno Textil S.A.+ .................      1,182,464
    37,884     Telefonica S.A.+ .................................        318,029
     5,412     Telefonica S.A., ADR+ ............................        134,488
                                                                    ------------
                                                                       2,303,302
                                                                    ------------
 SWEDEN -- 0.6%
    37,900     Assa Abloy AB, Class B ...........................        534,054
    64,500     ForeningsSparbanken AB ...........................        817,639
   115,000     Telefonaktiebolaget LM Ericsson, Class B+ ........        173,935
                                                                    ------------
                                                                       1,525,628
                                                                    ------------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 SWITZERLAND -- 5.0%
    52,684     Compagnie Financiere Richemont AG,
                 Class A ........................................   $  1,198,369
    22,026     Credit Suisse Group ..............................        699,344
     8,666     Holcim Ltd., Class B .............................      1,988,670
     4,913     Nestle S.A.+ .....................................      1,145,591
    61,219     Novartis AG ......................................      2,692,459
    24,195     Swiss Re .........................................      2,365,603
     6,033     Swisscom AG ......................................      1,755,394
       800     Synthes-Stratec, Inc. ............................        489,198
                                                                    ------------
                                                                      12,334,628
                                                                    ------------
 TAIWAN -- 0.6%
   120,441     Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ...............................      1,565,736
                                                                    ------------
 UNITED KINGDOM -- 9.1%
   133,900     AstraZeneca Plc ..................................      5,565,702
    52,500     AstraZeneca Plc, ADR .............................      2,152,500
   155,916     BAE Systems Plc ..................................        796,181
    66,000     Barclays Plc .....................................        555,340
    38,300     BOC Group Plc ....................................        594,907
   686,000     Corus Group Plc+ .................................        878,374
    41,100     HBOS Plc .........................................        444,812
    73,261     Marks & Spencer Group Plc ........................        416,262
    91,000     Pearson Plc ......................................        905,103
    60,300     Reuters Group Plc ................................        319,870
    68,100     Royal Bank of Scotland Group Plc .................      1,930,795
    43,000     Shire Pharmaceuticals Group Plc+ .................        380,165
   104,200     Smiths Group Plc .................................      1,353,267
    47,000     Standard Chartered Plc ...........................        501,501
   108,000     Unilever Plc .....................................        984,467
 3,301,336     Vodafone Group Plc ...............................      4,529,063
     3,400     Vodafone Group Plc, ADR ..........................         46,410
                                                                    ------------
                                                                      22,354,719
                                                                    ------------
 UNITED STATES -- 43.8%
   108,300     AES Corporation+ .................................        586,986
    54,999     Agilent Technologies, Inc.+ ......................      1,313,376
    25,100     Air Products and Chemicals, Inc. .................      1,266,797
    20,800     Allergan, Inc. ...................................      1,388,400
    15,900     Allstate Corporation .............................        587,982
    65,000     Altera Corporation+ ..............................        884,000
    15,500     Amazon.com, Inc.+(e) .............................        251,875
    40,700     American Greetings Corporation, Class A+(e) ......        678,062
    23,975     American International Group, Inc. ...............      1,635,814
     9,500     American Standard Companies, Inc.+ ...............        713,450
    15,500     AmeriCredit Corporation+(e) ......................        434,775
    29,300     Anheuser-Busch Companies, Inc. ...................      1,465,000
   111,500     AOL Time Warner, Inc.+ ...........................      1,640,165
    51,800     Applera Corporation-Applied Biosystems
                 Group ..........................................      1,009,582
   188,100     Applied Materials, Inc.+ .........................      3,577,662
    98,300     Applied Micro Circuits Corporation+ ..............        464,959
    50,300     AT&T Corporation .................................        538,210
    59,100     Baker Hughes, Inc. ...............................      1,967,439
     6,800     Bank of America Corporation ......................        478,448
    25,600     Bank One Corporation .............................        985,088
        24     Berkshire Hathaway, Inc., Class A+(e) ............      1,603,200
    15,000     Broadcom Corporation, Class A+(e) ................        263,100
    55,650     Cablevision Systems Corporation-Rainbow
                 Media Group+(e) ................................        486,938

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- (CONTINUED)
 UNITED STATES -- (CONTINUED)
      35,500     Cablevision Systems New York Group,
                   Class A+(e) ................................     $    335,830
      26,400     Cadence Design Systems, Inc.+ ................          425,568
      44,000     Campbell Soup Company ........................        1,217,040
      31,900     Carnival Corporation(e) ......................          883,311
      62,000     Charter Communications, Inc., Class A+ .......          252,960
      26,000     CheckFree Corporation+ .......................          406,640
      16,400     ChevronTexaco Corporation ....................        1,451,400
      11,000     Cincinnati Financial Corporation .............          511,830
     249,300     Cisco Systems, Inc.+ .........................        3,477,735
      25,627     Citigroup, Inc. ..............................          993,046
      11,900     Clorox Company ...............................          492,065
      28,200     Cox Communications, Inc., Class A+(e) ........          776,910
      21,000     Credence Systems Corporation+ ................          373,170
      22,100     Dover Corporation ............................          773,500
      11,100     eBay, Inc.+ ..................................          683,982
      32,600     Edison International+ ........................          554,200
      12,600     Eli Lilly and Company ........................          710,640
      17,000     Estee Lauder Companies, Inc., Class A ........          598,400
      49,600     Exxon Mobil Corporation ......................        2,029,632
       6,400     Fannie Mae ...................................          472,000
      15,000     FleetBoston Financial Corporation ............          485,250
      39,800     Fluor Corporation ............................        1,550,210
      19,400     Forest Laboratories, Inc.+ ...................        1,373,520
       8,200     Gannett Company, Inc. ........................          622,380
      17,100     General Electric Company .....................          496,755
      17,000     General Mills, Inc. ..........................          749,360
      17,300     General Motors Corporation ...................          924,685
      88,400     General Motors Corporation, Class H+ .........          960,024
      44,500     Guidant Corporation+ .........................        1,345,235
      76,000     Hasbro, Inc. .................................        1,030,560
      28,600     Heinz (H.J.) Company .........................        1,175,460
      91,740     Hewlett-Packard Company ......................        1,401,787
      36,800     Household International, Inc. ................        1,828,960
      12,300     Illinois Tool Works, Inc. ....................          847,716
      44,400     IMC Global, Inc. .............................          555,000
      21,300     Intel Corporation ............................          389,151
      55,800     J.P. Morgan Chase & Company ..................        1,892,736
      18,200     Kellogg Company ..............................          652,652
       7,500     Kimberly-Clark Corporation ...................          465,000
      63,900     KLA-Tencor Corporation+ ......................        2,810,961
      20,000     Kraft Foods, Inc., Class A ...................          819,000
      23,700     Lam Research Corporation+ ....................          426,126
     150,252     Liberty Media Corporation, Class A+ ..........        1,502,520
      16,600     Linear Technology Corporation ................          521,738
      56,800     Lowe's Companies, Inc. .......................        2,578,720
      60,400     Macromedia, Inc.+(e) .........................          535,748
      16,400     McDonald's Corporation .......................          466,580
      10,500     Medtronic, Inc. ..............................          449,925
      38,500     Microsoft Corporation+ .......................        2,083,620
      16,400     Motorola, Inc. ...............................          236,488
      17,700     Navistar International Corporation+ ..........          566,400
      25,300     NiSource, Inc. ...............................          552,299
      25,500     PepsiCo, Inc. ................................        1,229,100
      86,375     Pfizer, Inc. .................................        3,023,125
      14,000     Philip Morris Companies, Inc. ................          611,520
      55,200     PMC-Sierra, Inc.+ ............................          511,704
      32,000     PMI Group, Inc. ..............................        1,222,400
      38,000     Polycom, Inc.+ ...............................          455,620
       3,900     Principal Financial Group, Inc.+ .............          120,900
      27,000     QUALCOMM, Inc.+ ..............................          742,230

                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
      19,500     Robert Half International, Inc.+ .............     $    454,350
      17,000     Ryanair Holdings Plc, ADR+(e) ................          592,807
       9,500     Schlumberger Ltd. ............................          441,750
      29,200     SLM Corporation ..............................        2,829,480
      53,200     Sprint Corporation (Fon Group) ...............          564,452
     271,900     Sprint Corporation (PCS Group)+(e) ...........        1,215,393
      54,000     Teradyne, Inc.+ ..............................        1,269,000
      12,300     Thomson Corporation ..........................          387,696
      31,400     TMP Worldwide, Inc.+(e) ......................          675,100
      15,500     Transocean, Inc. .............................          482,825
      17,000     UAL Corporation+(e) ..........................          194,480
      13,300     United Parcel Service, Inc., Class B .........          821,275
      18,500     United Technologies Corporation ..............        1,256,150
      44,400     Unocal Corporation ...........................        1,640,136
      41,900     USA Interactive, Inc.+(e) ....................          982,555
       8,800     V.F. Corporation .............................          345,048
      84,500     VeriSign, Inc.+ ..............................          607,555
       4,500     VERITAS Software Corporation+ ................           89,055
      11,700     Viacom, Inc., Class B+ .......................          519,129
      23,100     Wal-Mart Stores, Inc. ........................        1,270,731
      24,600     Walt Disney Company ..........................          464,940
     143,350     Washington Mutual, Inc. ......................        5,319,719
      11,200     Weatherford International Ltd.+ ..............          483,840
      26,000     Wells Fargo & Company ........................        1,301,560
      64,500     Williams Companies, Inc. .....................          386,355
      33,200     Xilinx, Inc.+ ................................          744,676
      29,100     Yahoo!, Inc.+(e) .............................          429,516
                                                                    ------------
                                                                     107,623,905
                                                                    ------------
                 Total Common Stocks
                   (Cost $286,142,733) ........................      236,763,305
                                                                    ------------
PREFERRED STOCKS -- 0.3%
 AUSTRALIA -- 0.0%#
         125     News Corporation Ltd. ........................              574
                                                                    ------------
 UNITED STATES -- 0.3%
      12,300     Ford Motor Company Capital Trust II,
                 Convertible ..................................          691,875
                                                                    ------------
                 Total Preferred Stocks
                   (Cost $626,766) ............................          692,449
                                                                    ------------
   PRINCIPAL
    AMOUNT
   ---------
CORPORATE BONDS -- 0.6%
   (Cost $1,429,084)
   UNITED STATES -- 0.6%
 $2,159,000   Amazon.com, Inc.,
               4.750% due 02/01/2009(e) .......................        1,419,543
                                                                     -----------
TOTAL INVESTMENTS (COST $288,198,583*) ...................  97.2%   $238,875,297
OTHER ASSETS AND LIABILITIES (NET) .......................   2.8       6,848,791
                                                           ------   ------------
NET ASSETS ............................................... 100.0%   $245,724,088
                                                           ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security. # Amount represents less than 0.1%.
(e) Securities in whole or in part on loan at June 30, 2002.


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES
                            JUNE 30, 2002 (UNAUDITED)

The industry classification of the Managed Global Series at June 30, 2002 was as follows:

                                     % OF             VALUE
INDUSTRY CLASSIFICATION           NET ASSETS        (NOTE 1)
-----------------------           ----------       ----------
Aerospace/Defense                      0.8%        $2,052,331
Airlines                               0.5          1,324,504
Apparel and Textiles                   0.4            979,784
Automotive                             3.6          8,841,703
Banks                                  4.2         10,437,607
Broadcast, Radio and Television        3.7          9,132,414
Building/Construction                  1.7          4,262,571
Chemicals                              1.3          3,265,609
ComputerIndustry                       4.7         11,536,606
Consumer Products                      2.8          6,752,015
Diversified Operations                 1.4          3,504,086
Electronics                            5.0         12,170,315
Energy                                 0.2            569,688
Financial Services                     8.4         20,519,744
Food andBeverages                      4.5         11,102,319
Health Care                            1.8          4,400,581
Hotels/Resorts                         0.2            422,100
Insurance                              4.8         11,750,039
Leisure and Entertainment              0.6          1,348,251
Manufacturing                          4.6         11,203,070
Metals/Mining                          1.0          2,399,466
Oil and Gas                            7.1         17,558,810
Paper and Forest Products              0.3            806,352
Pharmaceuticals                        9.1         22,305,260
Printing/Publishing                    0.6          1,527,483
RealEstate                             1.1          2,710,133
Real Estate Investment Trust           0.3            735,883
Restaurants                            0.2            466,580
Retail                                 3.8          9,450,785
Semiconductors                         7.1         17,362,013
Services                               2.4          5,967,619
Telecommunications                     8.0         19,576,671
Transportation                         0.3            739,420
Utilities                              0.7          1,693,485
                                    ------       ------------
TOTAL INVESTMENTS                     97.2%      $238,875,297
OTHER ASSETS AND LIABILITIES (NET)     2.8          6,848,791
                                    ------       ------------
NET ASSETS                           100.0%      $245,724,088
                                    =======      ============





                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 CDR --  Canadian Depository Receipt
                 GDR --  Global Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- 92.3%
 ADVERTISING -- 0.0%#
      2,200    Catalina Marketing Corporation+(e) ...............    $    62,084
                                                                     -----------
 AEROSPACE/DEFENSE -- 0.0%#
      1,600    Northrop Grumman Corporation(e) ..................        200,000
                                                                     -----------
 APPAREL AND TEXTILES -- 1.5%
    180,100    NIKE, Inc., Class B ..............................      9,662,365
                                                                     -----------
 AUTOMOTIVE -- 0.6%
     76,600    Harley-Davidson, Inc. ............................      3,927,282
                                                                     -----------
 BANKS -- 1.6%
     57,700    Comerica, Inc. ...................................      3,542,780
     82,700    First Tennessee National Corporation .............      3,167,410
        800    New York Community Bancorp, Inc. .................         21,680
    134,700    SouthTrust Corporation ...........................      3,518,364
                                                                     -----------
                                                                      10,250,234
                                                                     -----------
 BROADCAST, RADIO AND TELEVISION-- 7.6%
    903,263    EchoStar Communications Corporation,
                 Class A+(e) ....................................     16,764,561
      4,800    Emmis Communications Corporation,
                 Class A+ .......................................        101,712
     40,900    Entercom Communications Corporation+ .............      1,877,310
     52,500    Hearst-Argyle Television, Inc.+ ..................      1,183,875
      8,600    Hispanic Broadcasting Corporation+ ...............        224,460
     53,100    Lin TV Corporation, Class A+ .....................      1,435,824
    590,100    Macrovision Corporation+ .........................      7,736,211
    185,200    McGraw-Hill Companies, Inc. ......................     11,056,440
      5,800    Meredith Corporation .............................        222,430
      9,000    Scripps (E.W.) Company, Class A ..................        693,000
    236,300    Univision Communications, Inc., Class A+(e) ......      7,419,820
        900    USA Interactive, Inc.+(e) ........................         21,105
     40,800    Westwood One, Inc.+ ..............................      1,363,536
                                                                     -----------
                                                                      50,100,284
                                                                     -----------
 COMPUTER INDUSTRY -- 16.8%
      4,000    Adobe Systems, Inc. ..............................        114,000
        600    Affiliated Computer Services, Inc., Class A+ .....         28,488
    440,400    Brocade Communications Systems, Inc.+(e) .........      7,698,192
      6,700    Check Point Software Technologies Ltd.+(e) .......         90,852
    731,050    CheckFree Corporation+(e) ........................     11,433,622
  2,275,990    Citrix Systems, Inc.+(e) .........................     13,746,980
    165,130    Computer Network Technology
                 orporation+(e) ................................      1,012,247
    405,500    Emulex Corporation+(e) ...........................      9,127,805
    305,620    ePresence, Inc.+ .................................      1,146,075
    300,115    Internet Security Systems, Inc.+ .................      3,937,509
    247,300    Jack Henry & Associates, Inc.(e) .................      4,127,437
    428,800    Juniper Networks, Inc.+(e) .......................      2,422,720
      8,000    Legato Systems, Inc.+ ............................         28,800
    661,600    McDATA Corporation, Class A+ .....................      5,828,696
     38,300    McDATA Corporation, Class B+(e) ..................        340,870
    276,300    Network Appliance, Inc.+(e) ......................      3,437,172
    219,200    PeopleSoft, Inc.+(e) .............................      3,261,696
    813,550    Rational Software Corporation+ ...................      6,679,245
      5,900    Retek, Inc.+ .....................................        143,370
    342,041    RSA Security, Inc.+ ..............................      1,645,217
    182,100    Siebel Systems, Inc.+ ............................      2,589,462
  2,514,101    VeriSign, Inc.+(e) ...............................     18,076,386
    706,500    VERITAS Software Corporation+(e) .................     13,981,635
                                                                     -----------
                                                                     110,898,476
                                                                     -----------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 CONSUMER PRODUCTS -- 0.0%#
      1,700    R.J. Reynolds Tobacco Holdings, Inc.(e) ..........    $    91,375
                                                                     -----------
 DIVERSIFIED MINERALS -- 0.0%#
    466,100    Southern Africa Minerals Corporation+ ............         56,696
                                                                     -----------
 EDUCATION -- 0.4%
        740    Computer Learning Centers, Inc.+ .................              1
    815,700    SmartForce Plc, ADR+(e) ..........................      2,773,380
                                                                     -----------
                                                                       2,773,381
                                                                     -----------
 ELECTRONICS -- 1.4%
    474,790    Applera Corporation-Applied
                 Biosystems Group(e) ............................      9,253,657
      3,200    L-3 Communications Holdings, Inc.+(e) ............        172,800
                                                                     -----------
                                                                       9,426,457
                                                                     -----------
 FINANCIAL SERVICES -- 6.3%
    169,200    BISYS Group, Inc.+(e) ............................      5,634,360
    138,200    Concord EFS, Inc.+ ...............................      4,165,348
    181,900    DST Systems, Inc.+ ...............................      8,314,649
     10,900    Federal Agricultural Mortgage Corporation,
                 Class C+(e) ....................................        291,030
     51,300    Fiserv, Inc.+ ....................................      1,883,223
     11,400    Investment Technology Group, Inc.+ ...............        372,780
      6,400    National Commerce Financial Corporation ..........        168,320
  1,557,082    S1 Corporation+ ..................................     11,506,836
    362,600    SunGard Data Systems, Inc.+ ......................      9,601,648
                                                                     -----------
                                                                      41,938,194
                                                                     -----------
 HEALTH CARE -- 8.9%
        800    AdvancePCS+ ......................................         19,152
      1,800    AHT Corporation+ .................................              6
    475,200    Caremark Rx, Inc.+(e) ............................      7,840,800
  2,332,940    Cytyc Corporation+(e) ............................     17,777,003
      1,300    DENTSPLY International, Inc. .....................         47,983
      3,400    Fresenius Medical Care AG ........................        114,808
  1,060,100    HEALTHSOUTH Corporation+ .........................     13,558,679
    322,400    IMPATH, Inc.+(e) .................................      5,787,080
    160,400    Lincare Holdings, Inc.+(e) .......................      5,180,920
     55,800    Stryker Corporation ..............................      2,985,858
    533,380    VISX, Inc.+ ......................................      5,813,842
                                                                     -----------
                                                                      59,126,131
                                                                     -----------
 INSURANCE -- 7.7%
    367,500    ACE Ltd. .........................................     11,613,000
    259,500    Arthur J. Gallagher & Company ....................      8,991,675
    119,220    Principal Financial Group, Inc.+ .................      3,695,820
      5,500    SAFECO Corporation ...............................        169,895
    547,600    Willis Group Holdings Ltd.+(e) ...................     18,021,516
     97,900    XL Capital Ltd., Class A(e) ......................      8,292,130
                                                                     -----------
                                                                      50,784,036
                                                                     -----------
 MANUFACTURING -- 0.1%
      5,400    Danaher Corporation(e) ...........................        358,290
                                                                     -----------
 OIL AND GAS -- 4.3%
    212,200    Baker Hughes, Inc. ...............................      7,064,138
      5,800    Cooper Cameron Corporation+(e) ...................        280,836
    267,565    Devon Energy Corporation(e) ......................     13,185,603
    122,300    Diamond Offshore Drilling, Inc.(e) ...............      3,485,550
      1,300    GlobalSantaFe Corporation ........................         35,555
      2,800    Newfield Exploration Company+ ....................        104,076
    106,100    Noble Corporation+(e) ............................      4,095,460
      1,600    Transocean, Inc. .................................         49,840
                                                                     -----------
                                                                      28,301,058
                                                                     -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                       VALUE
     SHARES                                                           (NOTE 1)
     ------                                                           --------
COMMON STOCKS -- (CONTINUED)
 PHARMACEUTICALS -- 7.6%
     107,200    Allergan, Inc.(e) ..............................   $  7,155,600
       1,900    Barr Laboratories, Inc.+ .......................        120,707
     128,800    Biovail Corporation+ ...........................      3,730,048
       6,500    Digene Corporation+ ............................         76,452
     353,400    Genzyme Corporation+ ...........................      6,799,416
     898,200    IMS Health, Inc. ...............................     16,122,690
       9,950    IVAX Corporation+ ..............................        107,460
       2,100    King Pharmaceuticals, Inc.+ ....................         46,725
     187,171    Martek Biosciences Corporation+**^ .............      3,915,617
       4,500    MedImmune, Inc.+(e) ............................        118,800
      93,300    Mylan Laboratories, Inc. .......................      2,924,955
     360,100    Shire Pharmaceuticals Group Plc, ADR+ ..........      9,294,181
                                                                   ------------
                                                                     50,412,651
                                                                   ------------
 PRINTING/PUBLISHING -- 3.0%
       1,200    Lee Enterprises, Inc. ..........................         42,000
       2,400    McClatchy Company, Class A .....................        154,200
      39,000    New York Times Company, Class A ................      2,008,500
      18,100    Reed Elsevier Plc ..............................        172,025
     311,350    Scholastic Corporation+ ........................     11,800,165
     123,400    Tribune Company ................................      5,367,900
                                                                   ------------
                                                                     19,544,790
                                                                   ------------
 RESTAURANTS -- 1.5%
     137,100    Brinker International, Inc.+ ...................      4,352,925
       1,500    CEC Entertainment, Inc.+(e) ....................         61,950
       2,300    Jack in the Box, Inc.+ .........................         73,140
     153,500    Outback Steakhouse, Inc.+(e) ...................      5,387,850
       2,000    Sonic Corporation+ .............................         62,820
      10,900    Starbucks Corporation+(e) ......................        270,865
                                                                   ------------
                                                                     10,209,550
                                                                   ------------
 RETAIL -- 6.9%
     103,600    Best Buy Company, Inc.+ ........................      3,760,680
      95,200    BJ's Wholesale Club, Inc.+ .....................      3,665,200
         900    CDW Computer Centers, Inc.+ ....................         42,129
       2,400    Cost Plus, Inc.+ ...............................         73,101
     238,800    CVS Corporation ................................      7,307,280
     101,600    Dollar Tree Stores, Inc.+(e) ...................      4,004,056
       2,200    Family Dollar Stores, Inc. .....................         77,550
     571,954    Kroger Company+ ................................     11,381,885
     241,700    Talbots, Inc.(e) ...............................      8,459,500
     191,100    Tiffany & Company ..............................      6,726,720
       6,300    Williams-Sonoma, Inc.+ .........................        193,158
                                                                   ------------
                                                                     45,691,259
                                                                   ------------
 SEMICONDUCTORS -- 2.1%
       4,300    Alpha Industries, Inc.+ ........................         23,865
       4,300    Analog Devices, Inc.+ ..........................        127,710
       7,400    ASM International N.V.+(e) .....................        127,724
     217,000    Broadcom Corporation, Class A+(e) ..............      3,806,180
     397,400    GlobespanVirata, Inc.+ .........................      1,537,938
     174,804    Intersil Corporation, Class A+(e) ..............      3,737,310
       1,600    Linear Technology Corporation ..................         50,288
       6,400    LTX Corporation+ ...............................         91,392
       5,400    Micrel, Inc.+ ..................................         77,652
      50,900    Novellus Systems, Inc.+ ........................      1,730,600
      69,500    QLogic Corporation+ ............................      2,647,950
       3,200    Teradyne, Inc.+ ................................         75,200
      19,500    Zarlink Semiconductor, Inc. ....................         99,255
                                                                   ------------
                                                                     14,133,064
                                                                   ------------



                                                                       VALUE
     SHARES                                                           (NOTE 1)
     ------                                                           --------
 SERVICES -- 6.6%
      36,040    ARAMARK Corporation, Class B+ ..................   $    901,000
     586,500    BEA Systems, Inc.+ .............................      5,577,615
   1,412,690    CSG Systems International, Inc.+(e) ............     27,038,887
      41,990    Global Payments, Inc. ..........................      1,249,202
         800    Manpower, Inc. .................................         29,400
     169,900    Sabre Holdings Corporation+ ....................      6,082,420
     710,050    Switchboard, Inc.+ .............................      2,399,969
      13,010    Weight Watchers International, Inc.+(e) ........        565,154
                                                                   ------------
                                                                     43,843,647
                                                                   ------------
 TELECOMMUNICATIONS -- 7.4%
     594,880    Advanced Fibre Communications, Inc.+ ...........      9,839,315
   2,536,450    American Tower Corporation, Class A+(e) ........      8,750,753
     108,530    Aware, Inc.+ ...................................        412,414
     254,612    Cable Design Technologies Corporation+ .........      2,609,773
     840,189    CIENA Corporation+(e) ..........................      3,520,393
   3,033,900    Crown Castle International Corporation+(e) .....     11,923,227
     698,300    General Motors Corporation, Class H+ ...........      7,262,320
     875,800    JDS Uniphase Corporation+ ......................      2,338,386
     139,820    SBA Communications Corporation+(e) .............        197,146
       7,400    Tandberg A.S.A.+ ...............................         87,273
     216,020    Tekelec+ .......................................      1,734,641
                                                                   ------------
                                                                     48,675,641
                                                                   ------------
 TRANSPORTATION -- 0.0%#
         800    Expeditors International of
                Washington, Inc.(e) ............................         26,528
                                                                   ------------
                Total Common Stocks
                  (Cost $1,035,477,963) .......................     610,493,473
                                                                   ------------
   PRINCIPAL
    AMOUNT
   --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 9.5%
   (Cost $62,575,394)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 9.5%
$62,582,000   1.900%++ due 07/01/2002                                62,575,394
                                                                   ------------
TOTAL INVESTMENTS (COST $1,098,053,357*)                  101.8%   $673,068,867
OTHER ASSETS AND LIABILITIES (NET)                         (1.8)    (12,089,292)
                                                          ------   ------------
NET ASSETS                                                100.0%   $660,979,575
                                                          ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
  # Amount represents less than 0.1%.
(e) Securities in whole or in part on loan at June 30, 2002.




                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               REAL ESTATE SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- 93.0%
 APARTMENTS -- 19.0%
      40,100    Amli Residential Properties Trust .............     $  1,042,600
     125,600    Apartment Investment & Management
                Company, Class A ..............................        6,179,520
     213,700    Archstone-Smith Trust .........................        5,705,790
     209,164    Avalonbay Communities, Inc. ...................        9,767,959
     322,574    Equity Residential ............................        9,274,002
      38,300    Essex Property Trust, Inc. ....................        2,095,010
     112,800    Post Properties, Inc. .........................        3,402,048
      81,800    Summit Properties, Inc. .......................        1,910,030
                                                                    ------------
                                                                      39,376,959
                                                                    ------------
 DIVERSIFIED OPERATIONS -- 6.0%
     407,100    Brookfield Properties Corporation .............        8,182,710
      21,100    Forest City Enterprises, Inc., Class A ........          733,225
       1,700    U.S. Restaurant Properties, Inc. ..............           28,169
      75,500    Vornado Realty Trust ..........................        3,488,100
                                                                    ------------
                                                                      12,432,204
                                                                    ------------
 HOTELS/RESORTS -- 11.8%
     254,800    Hilton Hotels Corporation .....................        3,541,720
     750,500    Host Marriott Corporation+ ....................        8,480,650
     101,100    Innkeepers USA Trust ..........................          968,538
     349,092    Starwood Hotels & Resorts Worldwide, Inc. .....       11,481,636
                                                                    ------------
                                                                      24,472,544
                                                                    ------------
 MANUFACTURED HOUSING -- 2.6%
      48,550    Chateau Communities, Inc. .....................        1,485,630
     113,100    Manufactured Home Communities, Inc. ...........        3,969,810
                                                                    ------------
                                                                       5,455,440
                                                                    ------------
 OFFICE/INDUSTRIAL -- 30.2%
     189,200    AMB Property Corporation ......................        5,865,200
     240,600    Arden Realty, Inc. ............................        6,845,070
     148,100    Boston Properties, Inc. .......................        5,916,595
     121,600    CarrAmerica Realty Corporation ................        3,751,360
      97,500    Crescent Real Estate Equities Company .........        1,823,250
     470,541    Equity Office Properties Trust ................       14,163,284
       9,900    Great Lakes REIT, Inc. ........................          187,902
      97,100    Kilroy Realty Corporation .....................        2,597,425
     107,500    Mack-Cali Realty Corporation ..................        3,778,625
      11,100    Prime Group Realty Trust+ .....................           72,261
     320,890    ProLogis ......................................        8,343,140
      98,700    Reckson Associates Realty Corporation .........        2,457,630
      88,300    SL Green Realty Corporation ...................        3,147,895
     207,600    Trizec Properties, Inc. .......................        3,500,136
                                                                    ------------
                                                                      62,449,773
                                                                    ------------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 REGIONAL MALLS -- 14.8%
      15,200    CBL & Associates Properties, Inc. .............     $    615,600
     110,900    General Growth Properties, Inc. ...............        5,655,900
      44,800    Macerich Company ..............................        1,388,800
     216,200    Rouse Company .................................        7,134,600
     381,800    Simon Property Group, Inc. ....................       14,065,512
     125,000    Taubman Centers, Inc. .........................        1,906,250
                                                                    ------------
                                                                      30,766,662
                                                                    ------------
 SELF STORAGE -- 6.0%
     249,362    Public Storage, Inc. ..........................        9,251,330
      89,100    Shurgard Storage Centers, Inc., Class A .......        3,091,770
                                                                    ------------
                                                                      12,343,100
                                                                    ------------
 SHOPPING CENTERS -- 2.6%
     112,100    Federal Realty Investment Trust ...............        3,106,291
      13,500    JDN Realty Corporation ........................          168,750
       2,000    Kimco Realty Corporation ......................           66,980
      48,000    Pan Pacific Retail Properties, Inc. ...........        1,640,640
      11,500    Regency Centers Corporation ...................          340,975
                                                                    ------------
                                                                       5,323,636
                                                                    ------------
                Total Common Stocks
                  (Cost $176,226,225) .........................      192,620,318
                                                                    ------------
TOTAL INVESTMENT ........................................  93.0%    $192,620,318
OTHER ASSETS AND LIABILITIES (NET) ......................   7.0       14,393,400
                                                          ------    ------------
NET ASSETS .............................................. 100.0%    $207,013,718
                                                          ======    ============
----------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                 RESEARCH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- 96.9%
 AEROSPACE/DEFENSE -- 1.4%
     76,400     Northrop Grumman Corporation(e) ................     $ 9,550,000
                                                                     -----------
 APPAREL AND TEXTILES -- 0.6%
     74,500     NIKE, Inc., Class B ............................       3,996,925
                                                                     -----------
 AUTOMOTIVE -- 1.6%
    172,500     Harley-Davidson, Inc. ..........................       8,844,075
    314,000     Nissan Motor Company Ltd. ......................       2,174,442
                                                                     -----------
                                                                      11,018,517
                                                                     -----------
 BANKS -- 7.9%
    292,020     Bank of America Corporation ....................      20,546,527
     81,200     Comerica, Inc.(e) ..............................       4,985,680
    425,040     FleetBoston Financial Corporation ..............      13,750,044
    183,400     Mellon Financial Corporation ...................       5,764,262
    129,880     SouthTrust Corporation .........................       3,392,466
    104,100     SunTrust Banks, Inc. ...........................       7,049,652
                                                                     -----------
                                                                      55,488,631
                                                                     -----------
 BROADCAST, RADIO AND TELEVISION -- 6.1%
    203,100     AOL Time Warner, Inc.+ .........................       2,987,601
    161,580     Clear Channel Communications, Inc.+(e) .........       5,173,792
    113,640     Comcast Corporation, Special Class A+(e) .......       2,662,585
    279,100     EchoStar Communications Corporation,
                Class A+(e) ....................................       5,180,096
     27,600     Fox Entertainment Group, Inc., Class A+ ........         600,300
     22,800     Gannett Company, Inc. ..........................       1,730,520
     22,600     USA Interactive, Inc.+(e) ......................         529,970
    530,088     Viacom, Inc., Class B+ .........................      23,520,004
                                                                     -----------
                                                                      42,384,868
                                                                     -----------
 BUILDING/CONSTRUCTION -- 0.7%
     81,600     Lennar Corporation(e) ..........................       4,993,920
                                                                     -----------
 CHEMICALS -- 1.0%
     24,750     Air Products and Chemicals, Inc. ...............       1,249,133
     99,310     Syngenta AG ....................................       5,969,344
                                                                     -----------
                                                                       7,218,477
                                                                     -----------
 COMPUTER INDUSTRY -- 5.9%
    147,500     Check Point Software Technologies Ltd.+(e) .....       2,000,100
    809,000     Cisco Systems, Inc.+ ...........................      11,285,550
    397,700     Citrix Systems, Inc.+ ..........................       2,402,108
    270,000     Dell Computer Corporation+ .....................       7,057,800
    166,400     Emulex Corporation+ ............................       3,745,664
    908,860     Oracle Corporation+ ............................       8,606,904
    167,900     PeopleSoft, Inc.+(e) ...........................       2,498,352
    171,790     Rational Software Corporation+ .................       1,410,396
    108,964     VERITAS Software Corporation+ ..................       2,156,398
                                                                     -----------
                                                                      41,163,272
                                                                     -----------
 CONSUMER PRODUCTS -- 3.6%
     11,000     Avon Products, Inc. ............................         574,640
      4,800     Estee Lauder Companies, Inc., Class A ..........         168,960
     84,600     Gillette Company ...............................       2,865,402
     42,000     Kimberly-Clark Corporation .....................       2,604,000
    177,200     Philip Morris Companies, Inc. ..................       7,740,096
    123,000     Procter & Gamble Company .......................      10,983,900
                                                                     -----------
                                                                      24,936,998
                                                                     -----------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 ELECTRONICS -- 0.5%
    189,600     Applera Corporation-Applied
                Biosystems Group ...............................     $ 3,695,304
                                                                     -----------
 FINANCIAL SERVICES -- 9.7%
    228,680     Capital One Financial Corporation(e) ...........      13,960,914
     90,700     Charles Schwab Corporation .....................       1,015,840
    266,603     Citigroup, Inc. ................................      10,330,866
    121,950     Fannie Mae .....................................       8,993,813
    125,800     First Data Corporation .........................       4,737,628
    159,680     Freddie Mac ....................................       9,772,416
    104,900     Goldman Sachs Group, Inc.(e) ...................       7,694,415
    168,000     Merrill Lynch & Company, Inc. ..................       6,804,000
    161,600     SunGard Data Systems, Inc.+ ....................       4,279,168
                                                                     -----------
                                                                      67,589,060
                                                                     -----------
 FOOD AND BEVERAGES -- 2.3%
    158,700     Anheuser-Busch Companies, Inc. .................       7,935,000
    186,874     Diageo Plc .....................................       2,426,971
     52,800     Kellogg Company ................................       1,893,408
     59,600     Unilever N.V ...................................       3,902,581
                                                                     -----------
                                                                      16,157,960
                                                                     -----------
 HEALTH CARE -- 2.7%
    148,000     Baxter International, Inc. .....................       6,577,120
    323,900     HEALTHSOUTH Corporation+ .......................       4,142,681
     78,000     Laboratory Corporation of America Holdings+ ....       3,560,700
     65,700     Lincare Holdings, Inc.+ ........................       2,122,110
     34,700     Tenet Healthcare Corporation+ ..................       2,482,785
                                                                     -----------
                                                                      18,885,396
                                                                     -----------
 HOTELS/RESORTS -- 0.3%
     71,000     Starwood Hotels & Resorts Worldwide, Inc. ......       2,335,190
                                                                     -----------
 INSURANCE -- 11.1%
    296,800     ACE Ltd. .......................................       9,378,880
    177,090     AFLAC, Inc. ....................................       5,666,880
    131,200     Allstate Corporation ...........................       4,851,776
     68,237     American International Group, Inc. .............       4,655,810
    144,000     Chubb Corporation ..............................      10,195,200
     20,010     CIGNA Corporation ..............................       1,949,374
     67,900     Hartford Financial Services Group, Inc. ........       4,038,013
    378,600     MetLife, Inc.(e) ...............................      10,903,680
    118,840     St. Paul Companies, Inc. .......................       4,625,253
    493,100     Travelers Property Casualty Corporation,
                Class A+ .......................................       8,727,870
    102,800     Willis Group Holdings Ltd.+ ....................       3,383,148
    105,700     XL Capital Ltd., Class A .......................       8,952,790
                                                                     -----------
                                                                      77,328,674
                                                                     -----------
 MANUFACTURING -- 4.8%
     81,030     3M Company .....................................       9,966,690
    125,500     Danaher Corporation(e) .........................       8,326,925
    117,400     Illinois Tool Works, Inc. ......................       8,091,208
        500     ITT Industries, Inc.+ ..........................          35,300
     57,570     SPX Corporation+ ...............................       6,764,475
     24,150     Tyco International Ltd. ........................         326,266
                                                                     -----------
                                                                      33,510,864
                                                                     -----------
 METALS/MINING -- 0.7%
    143,340     Alcoa, Inc. ....................................       4,751,721
                                                                     -----------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                 RESEARCH SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- (CONTINUED)
 OIL AND GAS -- 8.1%
      33,100     Anadarko Petroleum Corporation ...............     $  1,631,830
      66,920     Apache Corporation ...........................        3,846,562
      59,500     Baker Hughes, Inc. ...........................        1,980,755
     505,476     BP Plc .......................................        4,245,494
      90,170     Devon Energy Corporation .....................        4,443,578
      92,300     Encana Corporation ...........................        2,834,137
      42,700     Equitable Resources, Inc. ....................        1,464,610
     588,268     Exxon Mobil Corporation ......................       24,071,926
     134,691     GlobalSantaFe Corporation ....................        3,683,799
      44,100     Praxair, Inc. ................................        2,512,377
      38,240     TotalFinaElf S.A .............................        6,208,859
                                                                    ------------
                                                                      56,923,927
                                                                    ------------
 PAPER AND FOREST PRODUCTS -- 1.2%
     136,900     International Paper Company ..................        5,966,102
     159,700     Smurfit-Stone Container Corporation+ .........        2,462,574
                                                                    ------------
                                                                       8,428,676
                                                                    ------------
 PHARMACEUTICALS -- 7.6%
     168,000     Eli Lilly and Company ........................        9,475,200
     319,900     Genzyme Corporation+ .........................        6,154,876
     709,600     Pfizer, Inc. .................................       24,836,000
     250,860     Wyeth ........................................       12,844,032
                                                                    ------------
                                                                      53,310,108
                                                                    ------------
 PRINTING/PUBLISHING -- 0.2%
      38,900     Tribune Company ..............................        1,692,150
                                                                    ------------
 RETAIL -- 10.0%
     357,400     Home Depot, Inc. .............................       13,127,302
      65,200     Lowe's Companies, Inc.(e) ....................        2,960,080
     253,150     Safeway, Inc.+ ...............................        7,389,449
     185,400     Sears, Roebuck and Company ...................       10,067,220
     255,200     Target Corporation ...........................        9,478,128
     482,730     Wal-Mart Stores, Inc. ........................       26,554,977
                                                                    ------------
                                                                      69,577,156
                                                                    ------------
 SEMICONDUCTORS -- 3.7%
     297,720     Analog Devices, Inc.+ ........................        8,842,284
     274,160     Atmel Corporation+(e) ........................        1,716,242
     190,200     Linear Technology Corporation ................        5,977,986
      92,600     Maxim Integrated Products, Inc.+(e) ..........        3,549,358
      75,702     QLogic Corporation+ ..........................        2,884,246
     125,500     Teradyne, Inc.+ ..............................        2,949,250
                                                                    ------------
                                                                      25,919,366
                                                                    ------------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 SERVICES -- 1.8%
     149,800     Accenture Ltd., Class A+ .....................     $  2,846,200
     133,590     Automatic Data Processing, Inc. ..............        5,817,844
     105,500     Sabre Holdings Corporation+ ..................        3,776,900
                                                                    ------------
                                                                      12,440,944
                                                                    ------------
 TELECOMMUNICATIONS -- 2.2%
     328,300     AT&T Corporation .............................        3,512,810
     302,300     AT&T Corporation Ex-Distribution+ ............        1,163,855
     262,800     BellSouth Corporation ........................        8,278,200
     179,000     Motorola, Inc. ...............................        2,581,180
                                                                    ------------
                                                                      15,536,045
                                                                    ------------
 TRANSPORTATION -- 1.2%
     132,800     United Parcel Service, Inc., Class B(e) ......        8,200,400
                                                                    ------------
                 Total Common Stocks
                   (Cost $748,538,186) ........................      677,034,549
                                                                    ------------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.8%
   (Cost $19,613,929)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.8%
$19,616,000   1.900%++ due 07/01/2002 .........................       19,613,929
                                                                     -----------
TOTAL INVESTMENTS (COST $768,152,115*) ...................  99.7%   $696,648,478
OTHER ASSETS AND LIABILITIES (NET) .......................   0.3       2,416,174
                                                           ------   ------------
NET ASSETS ............................................... 100.0%   $699,064,652
                                                           ======   ============
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.




                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                       VALUE
     SHARES                                                           (NOTE 1)
     ------                                                           --------
COMMON STOCKS -- 94.5%
 ADVERTISING -- 2.2%
     13,945     Interpublic Group of Companies, Inc. ...........    $   345,278
      6,515     Lamar Advertising Company+ .....................        242,423
                                                                    -----------
                                                                        587,701
                                                                    -----------
 AEROSPACE/DEFENSE -- 0.9%
      3,652     Alliant Techsystems, Inc.+ .....................        232,998
                                                                    -----------
 APPAREL AND TEXTILES -- 2.4%
     20,190     Liz Claiborne, Inc. ............................        642,042
                                                                    -----------
 AUTOMOTIVE -- 2.6%
     10,735     Delphi Corporation .............................        141,702
     12,295     Lear Corporation+ ..............................        568,644
                                                                    -----------
                                                                        710,346
                                                                    -----------
 BROADCAST, RADIO AND TELEVISION -- 15.8%
     28,370     EchoStar Communications Corporation,
                Class A+ .......................................        526,547
        485     Grupo Televisa S.A., ADR+ ......................         18,129
    197,885     Liberty Media Corporation, Class A+ ............      1,978,850
     19,695     Viacom, Inc., Class B+ .........................        873,867
     26,495     Westwood One, Inc.+ ............................        885,463
                                                                    -----------
                                                                      4,282,856
                                                                    -----------
 BUILDING/CONSTRUCTION -- 1.6%
     16,720     Cemex S.A. de C.V., ADR ........................        440,739
                                                                    -----------
 CHEMICALS -- 2.4%
      4,180     Cytec Industries, Inc.+ ........................        131,419
     16,315     International Flavors & Fragrances, Inc. .......        530,075
                                                                    -----------
                                                                        661,494
                                                                    -----------
 COMPUTER INDUSTRY -- 12.4%
     53,040     Apple Computer, Inc.+ ..........................        939,869
     56,585     Ceridian Corporation+ ..........................      1,073,983
     40,255     Computer Associates International, Inc.(e) .....        639,652
     26,415     EarthLink, Inc.+ ...............................        177,509
     21,880     Keane, Inc.+ ...................................        278,970
      8,065     Symantec Corporation+(e) .......................        264,935
                                                                    -----------
                                                                      3,374,918
                                                                    -----------
 CONSUMER PRODUCTS -- 2.8%
     17,495     Mattel, Inc. ...................................        367,570
     10,370     Monsanto Company ...............................        184,586
     11,780     Vector Group Ltd.(e) ...........................        209,684
                                                                    -----------
                                                                        761,840
                                                                    -----------
 FINANCIAL SERVICES -- 13.6%
     18,350     Capital One Financial Corporation(e) ...........      1,120,267
      2,955     Citigroup, Inc. ................................        114,506
    112,975     E*TRADE Group, Inc.+ ...........................        616,844
      8,735     Fannie Mae .....................................        644,206
     23,900     Moody's Corporation ............................      1,189,025
                                                                    -----------
                                                                      3,684,848
                                                                    -----------
 HOTELS/RESORTS -- 2.1%
     31,905     Station Casinos, Inc.+(e) ......................        569,504
                                                                    -----------
 INSURANCE -- 1.1%
        135     Berkshire Hathaway, Inc., Class B+ .............        301,455
                                                                    -----------
 MANUFACTURING -- 5.5%
      8,335     Brady Corporation, Class A .....................        287,308
     14,565     Honeywell International, Inc. ..................        513,125
     51,665     Tyco International Ltd. ........................        697,994
                                                                    -----------
                                                                      1,498,427
                                                                    -----------
 OIL AND GAS -- 11.7%
     28,164     El Paso Corporation ............................    $   580,460
     18,805     Kinder Morgan Management, LLC+ .................        580,134
    200,000     Magnum Hunter Resources, Inc.+ .................      1,578,000
     25,400     SK Corporation .................................        437,072
                                                                    -----------
                                                                      3,175,666
                                                                    -----------
 PHARMACEUTICALS -- 3.4%
     51,300     IMS Health, Inc. ...............................        920,835
                                                                    -----------
 PRINTING/PUBLISHING -- 1.5%
     32,265     Playboy Enterprises, Inc., Class B+ ............        411,379
                                                                    -----------
 RETAIL -- 4.6%
     14,355     Blockbuster, Inc., Class A .....................        386,149
      4,360     CVS Corporation ................................        133,416
     40,865     Toys "R" Us, Inc.+ .............................        713,912
                                                                    -----------
                                                                      1,233,477
                                                                    -----------
 SEMICONDUCTORS -- 1.0%
     28,040     Advanced Micro Devices, Inc.+(e) ...............        272,549
                                                                    -----------
 SERVICES -- 6.9%
     17,175     Arbitron, Inc.+ ................................        535,860
     12,855     Bally Total Fitness Holding Corporation+(e) ....        240,517
     68,505     Cadence Design Systems, Inc.+ ..................      1,104,301
                                                                    -----------
                                                                      1,880,678
                                                                    -----------
                Total Common Stocks
                  (Cost $26,723,105) ...........................     25,643,752
                                                                    -----------
 WARRANTS -- 0.1%
  (Cost $0)
     40,000     Magnum Hunter Resources, Inc.+ .................         33,200
                                                                    -----------
  PRINCIPAL
    AMOUNT
  ---------
CORPORATE BONDS -- 0.0%#
   (Cost $11,112)
   RETAIL -- 0.0%#
 $   25,000   Ames Department Stores, Inc.,
               10.000% due 04/15/2006(b) .......................            375
                                                                    -----------
COMMERCIAL PAPER -- 3.7%
   (Cost $999,897)
  1,000,000   Prudential Funding Corporation,
               1.850%++ due 07/01/2002 .........................        999,897
                                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 1.8%
   (Cost $499,947)
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.8%
    500,000   1.900%++ due 07/01/2002 ..........................        499,947
                                                                    -----------
TOTAL INVESTMENTS (COST $28,234,061*)                      100.1%   $27,177,171
OTHER ASSETS AND LIABILITIES (NET)                          (0.1)       (24,610)
                                                           ------   -----------
NET ASSETS                                                 100.0%   $27,152,561
                                                           ======   ===========
----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(b) Security is in default. Represents 0.00% of net assets.
(e) Securities in whole or in part on loan at June 30, 2002.
  # Amount represents less than 0.1%.

                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)


                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
COMMON STOCKS -- 93.8%
 ADVERTISING -- 2.7%
    78,000     Interpublic Group of Companies, Inc. .............     $1,931,280
    69,000     Lamar Advertising Company+(e) ....................      2,567,490
    20,900     Omnicom Group, Inc. ..............................        957,220
                                                                      ----------
                                                                       5,455,990
                                                                      ----------
 AEROSPACE/DEFENSE -- 1.8%
    27,000     Alliant Techsystems, Inc.+ .......................      1,722,600
   106,600     Titan Corporation+(e) ............................      1,949,714
                                                                      ----------
                                                                       3,672,314
                                                                      ----------
 AIRLINES -- 0.5%
    65,400     Southwest Airlines Company .......................      1,056,864
                                                                      ----------
 AUTOMOTIVE -- 0.4%
    16,000     Lear Corporation+ ................................        740,000
                                                                      ----------
 BROADCAST, RADIO AND TELEVISION-- 3.8%
    80,000     Cablevision Systems New York Group,
               Class A+(e) ......................................        756,800
    31,500     Cox Communications, Inc., Class A+(e) ............        867,825
    43,000     Cox Radio, Inc., Class A+ ........................      1,036,300
    83,200     Hispanic Broadcasting Corporation+ ...............      2,171,520
    55,500     Macrovision Corporation+ .........................        727,605
    69,500     Univision Communications, Inc., Class A+(e) ......      2,182,300
                                                                      ----------
                                                                       7,742,350
                                                                      ----------
 CHEMICALS -- 1.7%
    38,200     Cabot Microelectronics Corporation+(e) ...........      1,648,712
    30,300     OM Group, Inc. ...................................      1,878,600
                                                                      ----------
                                                                       3,527,312
                                                                      ----------
 COMPUTER INDUSTRY -- 4.4%
    21,000     Affiliated Computer Services, Inc.,
               Class A+(e) ......................................        997,080
    92,300     Brocade Communications Systems, Inc.+ ............      1,613,404
   148,000     Computer Associates International, Inc.(e) .......      2,351,720
    80,000     PeopleSoft, Inc.+ ................................      1,190,400
    77,500     Siebel Systems, Inc.+ ............................      1,102,050
    84,200     VERITAS Software Corporation+ ....................      1,666,318
                                                                      ----------
                                                                       8,920,972
                                                                      ----------
 CONSUMER PRODUCTS -- 0.9%
    54,000     Estee Lauder Companies, Inc., Class A ............      1,900,800
                                                                      ----------
 ELECTRONICS -- 6.3%
    80,000     Celestica, Inc.+ .................................      1,816,800
    80,000     Flextronics International Ltd.+ ..................        570,400
    54,000     Gentex Corporation+ ..............................      1,483,380
    27,800     Millipore Corporation+ ...........................        889,044
    64,000     Molex, Inc., Class A .............................      1,755,520
   137,100     Sanmina-SCI Corporation+ .........................        865,101
   218,400     Solectron Corporation+(e) ........................      1,343,160
    91,000     Vishay Intertechnology, Inc.+(e) .................      2,002,000
    80,000     Waters Corporation+ ..............................      2,136,000
                                                                      ----------
                                                                      12,861,405
                                                                      ----------



                                                                        VALUE
     SHARES                                                            (NOTE 1)
     ------                                                            --------
 FINANCIAL SERVICES -- 9.4%
    48,000     Allied Capital Corporation(e) ....................     $1,087,200
    91,000     AmeriCredit Corporation+(e) ......................      2,552,550
    32,000     Capital One Financial Corporation(e) .............      1,953,600
   159,700     Charles Schwab Corporation(e) ....................      1,788,640
    16,800     Concord EFS, Inc.+ ...............................        506,352
    59,100     DST Systems, Inc.+ ...............................      2,701,461
    52,900     Fiserv, Inc.+ ....................................      1,941,959
    80,300     Paychex, Inc. ....................................      2,512,587
    61,700     SEI Investments Company ..........................      1,738,089
    90,300     SunGard Data Systems, Inc.+ ......................      2,391,144
                                                                      ----------
                                                                      19,173,582
                                                                      ----------
 FOOD AND BEVERAGES -- 0.5%
    32,000     Pepsi Bottling Group, Inc. .......................        985,600
                                                                      ----------
 HEALTH CARE -- 7.8%
    39,000     Anthem, Inc.+(e) .................................      2,621,580
    36,700     Beckman Coulter, Inc. ............................      1,831,330
   107,000     Caremark Rx, Inc.+ ...............................      1,765,500
    80,000     Community Health Systems, Inc.+ ..................      2,144,000
    43,200     Laboratory Corporation of
               America Holdings+ ................................      1,972,080
    75,000     Lincare Holdings, Inc.+ ..........................      2,422,500
    42,200     McKesson Corporation .............................      1,379,940
    43,000     Triad Hospitals, Inc.+(e) ........................      1,836,960
                                                                      ----------
                                                                      15,973,890
                                                                      ----------
 HOTELS/RESORTS -- 0.9%
    52,900     Starwood Hotels & Resorts Worldwide, Inc. ........      1,739,881
                                                                      ----------
 INSURANCE -- 4.4%
    75,000     ACE Ltd. .........................................      2,370,000
    76,000     Principal Financial Group, Inc.+ .................      2,356,000
    32,000     Radian Group, Inc. ...............................      1,557,760
    80,000     Willis Group Holdings Ltd.+ ......................      2,632,800
                                                                      ----------
                                                                       8,916,560
                                                                      ----------
 MANUFACTURING -- 2.7%
    82,000     Apogent Technologies, Inc.+ ......................      1,686,740
    13,000     SPX Corporation+ .................................      1,527,500
    58,000     Stanley Works ....................................      2,378,580
                                                                      ----------
                                                                       5,592,820
                                                                      ----------
 METALS/MINING -- 2.5%
   133,400     Arch Coal, Inc. ..................................      3,029,514
    69,600     Peabody Energy Corporation .......................      1,971,072
                                                                      ----------
                                                                       5,000,586
                                                                      ----------
 OIL AND GAS -- 6.1%
    80,400     El Paso Corporation ..............................      1,657,044
   106,400     ENSCO International, Inc. ........................      2,900,464
    80,300     National-Oilwell, Inc.+ ..........................      1,690,315
    75,000     Rowan Companies, Inc. ............................      1,608,750
    44,200     Smith International, Inc.+(e) ....................      3,013,998
    35,900     Weatherford International Ltd.+(e) ...............      1,550,880
                                                                      ----------
                                                                      12,421,451
                                                                      ----------
 PAPER AND FOREST PRODUCTS -- 0.8%
   110,000     Sappi Ltd., ADR ..................................      1,540,000
                                                                      ----------
                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 8.2%
     38,600   Alcon, Inc.+ ....................... $  1,314,716
     16,500   Cephalon, Inc.+ ....................      745,800
     66,000   Express Scripts, Inc.+ .............    3,307,260
     75,000   ICN Pharmaceuticals, Inc.(e) .......    1,815,750
     57,600   IDEC Pharmaceuticals Corporation+(e)    2,041,920
    106,900   King Pharmaceuticals, Inc.+ ........    2,378,525
     53,500   Medicis Pharmaceutical Corporation,
               Class A+(e) .......................    2,287,660
     48,500   MedImmune, Inc.+ ...................    1,280,400
     21,200   Teva Pharmaceutical Industries Ltd.,
               ADR(e) ............................    1,415,736
                                                   ------------
                                                     16,587,767
                                                   ------------
   RETAIL -- 10.9%
     96,000   Abercrombie & Fitch Company, Class A+   2,315,520
     75,000   American Eagle Outfitters, Inc.+ ...    1,585,500
     71,000   Barnes & Noble, Inc.+ ..............    1,876,530
     33,300   Bed Bath & Beyond, Inc.+ ...........    1,256,742
     39,000   Best Buy Company, Inc.+ ............    1,415,700
     27,600   CDW Computer Centers, Inc.+(e) .....    1,291,956
     64,000   CVS Corporation ....................    1,958,400
     22,000   Dollar Tree Stores, Inc.+ ..........      867,020
     28,000   Family Dollar Stores, Inc. .........      987,000
     48,000   Fastenal Company(e) ................    1,848,480
    109,000   Foot Locker, Inc.+ .................    1,575,050
    162,000   Gap, Inc.(e) .......................    2,300,400
     21,000   Krispy Kreme Doughnuts, Inc.+(e) ...      675,990
     43,000   Safeway, Inc.+ .....................    1,255,170
     53,000   TJX Companies, Inc. ................    1,039,330
                                                   ------------
                                                     22,248,788
                                                   ------------
   SEMICONDUCTORS -- 5.5%
    100,000   Advanced Micro Devices, Inc.+ ......      972,000
     74,400   Altera Corporation+ ................    1,011,840
     68,500   Broadcom Corporation, Class A+(e) ..    1,201,490
     38,000   KLA-Tencor Corporation+ ............    1,671,620
     35,000   Linear Technology Corporation ......    1,100,050
    110,000   Micron Technology, Inc.+(e) ........    2,224,200
     65,600   Novellus Systems, Inc.+ ............    2,230,400
     26,800   Semtech Corporation+ ...............      715,560
                                                   ------------
                                                     11,127,160
                                                   ------------
   SERVICES -- 6.2%
     27,200   Accenture Ltd., Class A+ ...........      516,800
     49,000   AMN Healthcare Services, Inc.+ .....    1,715,490
     54,000   Cadence Design Systems, Inc.+ ......      870,480
     64,450   Iron Mountain, Inc.+ ...............    1,988,282
     81,000   Jacobs Engineering Group, Inc.+ ....    2,817,180
     37,000   Manpower, Inc. .....................    1,359,750
    107,900   Robert Half International, Inc.+ ...    2,514,070
     26,000   Sabre Holdings Corporation+ ........      930,800
                                                   ------------
                                                     12,712,852
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   TELECOMMUNICATIONS -- 2.3%
    161,000   Harmonic, Inc.+ .................... $    589,099
    106,900   RF Micro Devices, Inc.+(e) .........      814,578
    160,000   UTStarcom, Inc.+ ...................    3,227,200
                                                   ------------
                                                      4,630,877
                                                   ------------
   TRANSPORTATION -- 1.6%
     43,000   CSX Corporation ....................    1,496,830
     54,800   Expeditors International of Washington,
               Inc.(e) ...........................    1,817,168
                                                   ------------
                                                      3,313,998
                                                   ------------
   UTILITIES -- 1.5%
    128,900   Aquila, Inc. .......................    1,031,200
    266,400   Mirant Corporation+ ................    1,944,720
                                                   ------------
                                                      2,975,920
                                                   ------------
              Total Common Stocks
                (Cost $205,997,397) ..............  190,819,739
                                                   ------------

   PRINCIPAL
    AMOUNT
   --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 7.7%
   (Cost $15,788,360)
   FEDERAL HOME LOAN BANK (FHLB) -- 7.7%
$15,790,000   1.870%++ due 07/01/2002 ............   15,788,360
                                                   ------------
TOTAL INVESTMENTS (COST $221,785,757*) ... 101.5%  $206,608,099
OTHER ASSETS AND LIABILITIES (NET) .......  (1.5)    (3,089,537)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $203,518,562
                                           =====   ============

----------------------
  * Aggregate cost for Federal tax purposes. + Non-income producing security. ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               TOTAL RETURN SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 52.0%
   AEROSPACE/DEFENSE -- 0.2%
     25,000   United Technologies Corporation ... $   1,697,500
                                                  -------------
   AUTOMOTIVE -- 0.4%
    317,579   Delphi Corporation ................     4,192,043
                                                  -------------
   BANKS -- 4.2%
    112,400   Bank of America Corporation .......     7,908,464
     25,400   Comerica, Inc. ....................     1,559,560
    364,260   FleetBoston Financial Corporation .    11,783,811
    241,700   Mellon Financial Corporation ......     7,596,631
     62,920   PNC Financial Services Group ......     3,289,458
    100,600   SouthTrust Corporation ............     2,627,672
     69,700   SunTrust Banks, Inc. ..............     4,720,084
     34,697   U.S. Bancorp ......................       810,175
    110,100   Wachovia Corporation ..............     4,203,618
                                                  -------------
                                                     44,499,473
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
    325,940   Comcast Corporation, Special
                Class A+(e) .....................     7,636,774
     65,700   Gannett Company, Inc. .............     4,986,630
    394,353   Viacom, Inc., Class B+ ............    17,497,443
                                                  -------------
                                                     30,120,847
                                                  -------------
   CHEMICALS -- 2.0%
     91,640   Air Products and Chemicals, Inc. ..     4,625,071
    264,340   Akzo Nobel N.V. ...................    11,510,524
     51,700   Dow Chemical Company ..............     1,777,446
     65,000   Georgia Gulf Corporation ..........     1,718,600
     33,600   PPG Industries, Inc. ..............     2,079,840
                                                  -------------
                                                     21,711,481
                                                  -------------
   COMPUTER INDUSTRY -- 1.0%
    117,100   Hewlett-Packard Company ...........     1,789,288
     15,720   International Business Machines
               Corporation ......................     1,131,840
    753,700   Oracle Corporation+ ...............     7,137,539
                                                  -------------
                                                     10,058,667
                                                  -------------
   CONSUMER PRODUCTS -- 1.3%
     15,100   Fortune Brands, Inc. ..............       844,694
    111,300   Gillette Company ..................     3,769,731
     70,520   Kimberly-Clark Corporation ........     4,372,240
     15,100   Philip Morris Companies, Inc. .....       659,568
     40,320   Procter & Gamble Company ..........     3,600,576
                                                  -------------
                                                     13,246,809
                                                  -------------
   ELECTRONICS -- 0.2%
     75,300   Eastman Kodak Company(e) ..........     2,196,501
                                                  -------------
   FINANCIAL SERVICES -- 3.6%
     43,500   American Express Company ..........     1,579,920
    286,576   Citigroup, Inc. ...................    11,104,820
     27,100   Fannie Mae ........................     1,998,625
    144,840   Freddie Mac .......................     8,864,208
    194,150   Merrill Lynch & Company, Inc. .....     7,863,075
    151,680   Morgan Stanley Dean Witter & Company    6,534,374
                                                  -------------
                                                     37,945,022
                                                  -------------
   FOOD AND BEVERAGES -- 1.3%
    247,717   Archer-Daniels-Midland Company ....     3,168,300
    142,446   Diageo Plc ........................     1,849,976
    129,300   Kellogg Company ...................     4,636,698
      7,861   Nestle S.A.+ ......................     1,832,992
     48,847   PepsiCo, Inc. .....................     2,354,425
                                                  -------------
                                                     13,842,391
                                                  -------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   HEALTH CARE -- 0.2%
     33,959   HCA, Inc. ......................... $   1,613,053
          1   LifePoint Hospitals, Inc.+(e) .....            36
                                                  -------------
                                                      1,613,089
                                                  -------------
   HOTELS/RESORTS -- 0.2%
     47,430   Harrah's Entertainment, Inc.+ .....     2,103,520
                                                  -------------
   INSURANCE -- 3.7%
    208,070   Allstate Corporation ..............     7,694,429
     85,600   Chubb Corporation .................     6,060,480
     72,850   CIGNA Corporation .................     7,097,047
     77,100   Hartford Financial Services
               Group, Inc. ......................     4,585,137
    155,590   MetLife, Inc.(e) ..................     4,480,992
     80,700   Nationwide Financial Services, Inc.,
               Class A ..........................     3,187,650
    160,010   St. Paul Companies, Inc. ..........     6,227,589
                                                  -------------
                                                     39,333,324
                                                  -------------
   LEISURE AND ENTERTAINMENT -- 0.1%
     74,520   Walt Disney Company ...............     1,408,428
                                                  -------------
   MANUFACTURING -- 1.6%
    220,080   Deere & Company ...................    10,541,832
     29,600   General Electric Company ..........       859,880
      5,300   Illinois Tool Works, Inc. .........       365,276
    132,500   Owens-Illinois, Inc.+ .............     1,820,550
    245,700   Tyco International Ltd. ...........     3,319,407
                                                  -------------
                                                     16,906,945
                                                  -------------
   METALS/MINING -- 1.1%
     40,000   Alcan, Inc. .......................     1,500,800
    306,760   Alcoa, Inc. .......................    10,169,094
                                                  -------------
                                                     11,669,894
                                                  -------------
   OIL AND GAS -- 10.1%
    165,656   Apache Corporation ................     9,521,907
     75,200   BJ Services Company+ ..............     2,547,776
    169,242   BP Plc, ADR .......................     8,545,029
     78,000   Cooper Cameron Corporation+ .......     3,776,760
    272,640   Devon Energy Corporation(e) .......    13,435,699
    190,800   El Paso Corporation ...............     3,932,388
    287,654   Exxon Mobil Corporation ...........    11,770,802
     33,700   Kerr-McGee Corporation ............     1,804,635
    232,340   National Fuel Gas Company .........     5,229,973
    259,760   Noble Corporation+ ................    10,026,736
    352,860   Occidental Petroleum Corporation ..    10,582,271
    139,000   Praxair, Inc. .....................     7,918,830
     68,690   Royal Dutch Petroleum Company,
               NY Shares ........................     3,796,496
    135,600   Schlumberger Ltd. .................     6,305,400
    128,300   Transocean, Inc.(e) ...............     3,996,545
    102,940   Unocal Corporation ................     3,802,604
                                                  -------------
                                                    106,993,851
                                                  -------------
   PAPER AND FOREST PRODUCTS -- 1.2%
     13,900   Aracruz Celulose S.A., ADR ........       278,000
     65,400   Bowater, Inc.(e) ..................     3,555,798
    210,300   International Paper Company .......     9,164,874
                                                  -------------
                                                     12,998,672
                                                  -------------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 4.1%
     24,080   Abbott Laboratories ............... $     906,612
    260,460   Bristol-Myers Squibb Company ......     6,693,822
     44,800   Eli Lilly and Company .............     2,526,720
    157,700   Genzyme Corporation+ ..............     3,034,148
    183,100   Merck & Company, Inc. .............     9,272,184
    303,600   Pfizer, Inc. ......................    10,626,000
     65,450   Pharmacia Corporation .............     2,451,102
    231,110   Schering-Plough Corporation .......     5,685,306
     56,040   Wyeth .............................     2,869,248
                                                  -------------
                                                     44,065,142
                                                  -------------
   PRINTING/PUBLISHING -- 0.9%
     20,100   New York Times Company, Class A ...     1,035,150
    457,200   Reed Elsevier Plc .................     4,345,291
    106,400   Tribune Company ...................     4,628,400
                                                  -------------
                                                     10,008,841
                                                  -------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     80,100   Equity Office Properties Trust ....     2,411,010
    141,460   Equity Residential ................     4,066,975
     11,200   Healthcare Realty Trust, Inc. .....       358,400
                                                  -------------
                                                      6,836,385
                                                  -------------
   RESTAURANTS -- 0.2%
     69,300   McDonald's Corporation ............     1,971,585
                                                  -------------
   RETAIL -- 2.5%
    321,700   Kroger Company+ ...................     6,401,830
     34,530   Safeway, Inc.+ ....................     1,007,931
    349,300   Sears, Roebuck and Company ........    18,966,990
                                                  -------------
                                                     26,376,751
                                                  -------------
   SEMICONDUCTORS -- 0.2%
     86,930   Texas Instruments, Inc. ...........     2,060,241
                                                  -------------
   TELECOMMUNICATIONS -- 4.4%
    126,800   Advanced Fibre Communications, Inc.+    2,097,272
      5,610   ALLTEL Corporation ................       263,670
    516,020   AT&T Corporation ..................     5,521,414
  1,305,406   AT&T Wireless Services, Inc.+(e) ..     7,636,625
    114,900   BellSouth Corporation .............     3,619,350
    313,040   Motorola, Inc. ....................     4,514,037
     99,396   SBC Communications, Inc. ..........     3,031,578
    109,540   Sprint Corporation (Fon Group) ....     1,162,220
    158,900   Telephone and Data Systems, Inc. ..     9,621,395
    185,994   Verizon Communications, Inc. ......     7,467,659
    139,519   Vodafone Group Plc, ADR(e) ........     1,904,434
                                                  -------------
                                                     46,839,654
                                                  -------------
   TRANSPORTATION -- 1.1%
    174,230   Burlington Northern Santa Fe
               Corporation ......................     5,226,900
     46,600   Norfolk Southern Corporation ......     1,089,508
     94,300   United Parcel Service, Inc., Class B    5,823,025
                                                  -------------
                                                     12,139,433
                                                  -------------
   UTILITIES -- 2.8%
    667,200   Calpine Corporation+(e) ...........     4,690,416
     31,120   Exelon Corporation ................     1,627,576
     53,000   FirstEnergy Corporation ...........     1,769,140
     40,850   FPL Group, Inc. ...................     2,450,591
    488,451   NiSource, Inc. ....................    10,662,885
     94,620   Pinnacle West Capital Corporation .     3,737,490

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

     12,100   Progress Energy, Inc. ............. $     629,321
     43,344   TXU Corporation(e) ................     2,227,882
     78,260   WGL Holdings, Inc. ................     2,034,760
                                                  -------------
                                                     29,830,061
                                                  -------------
              Total Common Stocks
                (Cost $579,720,602) .............   552,666,550
                                                  -------------
PREFERRED STOCKS -- 1.2%
   AUTOMOTIVE -- 0.1%
     38,800   General Motors Corporation, Series B,
               Convertible ......................     1,019,276
                                                  -------------
   OIL AND GAS -- 0.2%
    163,220   Williams Companies, Inc.,
               Convertible ......................     2,053,308
                                                  -------------
   TELECOMMUNICATIONS -- 0.3%
     77,200   Motorola, Inc.+ ...................     3,541,164
                                                  -------------
   UTILITIES -- 0.6%
     34,000   Dominion Resources, Inc. ..........     2,063,800
     91,300   Duke Energy Corporation ...........     1,985,775
     26,680   NiSource, Inc., Convertible .......     1,125,629
     21,300   TXU Corporation, Convertible ......       571,692
                                                  -------------
                                                      5,746,896
                                                  -------------
              Total Preferred Stocks
                (Cost $14,685,996) ..............    12,360,644
                                                  -------------

   PRINCIPAL
    AMOUNT

   --------
ASSET BACKED SECURITIES -- 1.1%
 $  825,000   American Express Credit Account
               Master Trust,
               5.600% due 11/15/2006 ............       861,805
    201,064   Beneficial Mortgage Corporation,
               1.960%+++ due 09/28/2037 .........       199,847
  2,200,000   Capital One Auto Finance Trust,
               4.790% due 01/15/2009 ............     2,249,325
  2,359,000   Citibank Credit Card Issuance Trust,
               6.650% due 05/15/2008 ............     2,503,956
    817,000   Ford Credit Auto Owner Trust,
               6.420% due 10/15/2003 ............       825,403
              Residential Funding Mortgage
               Securities I:
  4,160,440    6.000% due 12/25/2016 ............     4,221,036
      4,874    7.660% due 09/25/2012 ............         4,873
    800,000   Summit Acceptance Auto Receivables
               Trust,
               7.510% due 02/15/2007** ..........       841,875
                                                  -------------
              Total Asset Backed Securities
                (Cost $11,388,670) ..............    11,708,120
                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
  1,102,768   Bear Stearns Commercial
               Mortgage Securities,
               6.800% due 09/15/2008 ............     1,173,324
     89,052   BlackRock Capital Finance LP,
               7.750% due 09/25/2026** ..........        61,808
  2,917,321   Certificates Funding Corporation,
               6.716% due 12/19/2004** ..........     3,096,867
              Chase Commercial Mortgage Securities
               Corporation:
  1,699,000    6.390% due 11/18/2030 ............     1,806,768
    360,092    7.543% due 07/15/2032 ............       391,936
  1,863,130   Chase Mortgage Finance Corporation,
               6.000% due 02/25/2017 ............     1,896,824
              COMM 2000:
    704,610    2.060%+++ due 04/15/2011** .......       704,912


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
 $   78,406    2.140%+++ due 12/16/2011** ....... $      78,452
              Countrywide Alternative Loan Trust:
    919,000    5.500% due 08/01/2006 ............       940,239
  2,058,000    8.000% due 07/25/2030 ............     2,195,911
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 06/20/2030** ..........       467,726
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 06/02/2033** ..........     1,302,298
    841,332   GMAC Commercial Mortgage
               Securities, Inc.,
               3.898% due 07/05/2013 ............       846,755
  1,419,959   GS Mortgage Securities Corporation II,
               6.060% due 10/18/2030 ............     1,469,178
    982,910   Independent National Mortgage
                Corporation,
               7.000% due 05/25/2026 ............     1,010,270
    426,000   J.P. Morgan Commercial Mortgage
               Finance Corporation,
               6.613% due 01/15/2030 ............       455,063
 48,453,894   Morgan Stanley Capital I {IO},
               0.890%+++ due 11/15/2030** .......     1,674,881
  1,742,523   Morgan Stanley Dean Witter Capital I,
               3.360%+++ due 10/07/2013**^ ......     1,742,335
              Residential Accredit Loans, Inc.:
  1,625,000    6.750% due 10/25/2028 ............     1,694,639
  1,000,000    7.000% due 03/25/2028 ............     1,037,082
    940,000   Wells Fargo Mortgage Backed
               Securities Trust,
               6.000% due 03/25/2017 ............       924,307
                                                  -------------
              Total Collateralized Mortgage
                Obligations
                (Cost $23,919,442) ..............    24,971,575
                                                  -------------
CONVERTIBLE BONDS AND NOTES -- 0.6%
   HOTELS/RESORTS -- 0.2%
  2,230,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006(e) .........     2,104,562
                                                  -------------
   INSURANCE -- 0.1%
  1,734,000   Loews Corporation,
               3.125% due 09/15/2007 ............     1,519,418
                                                  -------------
   SEMICONDUCTORS -- 0.3%
  3,290,000   Analog Devices, Inc.,
               4.750% due 10/01/2005(e) .........     3,158,400
                                                  -------------
              Total Convertible Bonds and Notes
                (Cost $6,659,670) ...............     6,782,380
                                                  -------------
CORPORATE BONDS -- 17.3%
   AEROSPACE/DEFENSE -- 0.6%
  1,474,000   Northrop Grumman Corporation,
               7.750% due 02/15/2031 ............     1,612,625
              Raytheon Company:
  1,342,000    6.150% due 11/01/2008 ............     1,379,251
  3,255,000    6.450% due 08/15/2002 ............     3,272,372
    535,000    7.000% due 11/01/2028 ............       534,608
                                                  -------------
                                                      6,798,856
                                                  -------------
   AIRLINES -- 0.2%
    382,565   American Airlines, Inc.,
               6.855% due 10/15/2010 ............       400,539
              Continental Airlines, Inc.:
    277,585    6.648% due 09/15/2017 ............       272,668
    973,461    7.256% due 03/15/2020 ............       978,440
                                                  -------------
                                                      1,651,647
                                                  -------------

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

   AUTOMOTIVE -- 0.5%
 $2,482,000   Ford Motor Company,
               7.450% due 07/16/2031 ............ $   2,316,897
              TRW, Inc.:
  1,500,000    6.625% due 06/01/2004 ............     1,567,341
  1,012,000    7.750% due 06/01/2029 ............     1,060,915
                                                  -------------
                                                      4,945,153
                                                  -------------
   BANKS -- 0.9%
  2,158,000   Bank of America Corporation,
               7.400% due 01/15/2011 ............     2,367,225
  2,238,000   Dime Bancorp, Inc.,
               9.000% due 12/19/2002 ............     2,301,794
  3,600,000   KFW International Finance,
               4.250% due 04/18/2005(e) .........     3,662,377
  1,501,000   Unicredito Italian Capital Trust,
               9.200%+++ due 10/01/2049**(e) ....     1,751,814
                                                  -------------
                                                     10,083,210
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 1.0%
  1,850,000   AOL Time Warner, Inc.,
               6.150% due 05/01/2007 ............     1,769,024
    944,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 ............       880,711
              Clear Channel Communications, Inc.:
    633,000    7.250% due 09/15/2003 ............       649,758
    397,000    7.875% due 06/15/2005 ............       417,970
              Comcast Cable Communications, Inc.:
    816,000    6.750% due 01/30/2011(e) .........       729,981
  1,296,000    6.875% due 06/15/2009 ............     1,207,702
  2,035,000   Fox Sports Networks LLC,
               8.875% due 08/15/2007 ............     2,106,225
              News America Holdings, Inc.:
    357,000    6.703%+++ due 05/21/2034 .........       371,971
    380,000    8.500% due 02/15/2005 ............       411,446
  1,554,000   Time Warner Entertainment,
               10.150% due 05/01/2012 ...........     1,777,521
    526,000   Time Warner, Inc.,
               6.875% due 06/15/2018 ............       453,274
                                                  -------------
                                                     10,775,583
                                                  -------------
   BUILDING/CONSTRUCTION -- 0.2%
  1,595,000   Hanson Plc,
               7.875% due 09/27/2010 ............     1,787,402
                                                  -------------
   FINANCIAL SERVICES -- 4.5%
  1,243,000   AIG SunAmerica Global Financing II,
               7.600% due 06/15/2005** ..........     1,373,907
  1,879,000   AIG SunAmerica Global Financing IV,
               5.850% due 02/01/2006**(e) .......     1,986,706
    793,000   AIG SunAmerica Institutional
               Funding II,
               5.750% due 02/16/2009 ............       811,545
  1,537,000   Associates Corporation of
               North America,
               5.500% due 02/15/2004 ............     1,598,800
  2,177,000   Citigroup, Inc.,
               7.250% due 10/01/2010 ............     2,373,357
  2,286,000   Countrywide Home Loans, Inc.,
               6.850% due 06/15/2004 ............     2,419,162
  3,027,000   Credit Suisse First Boston USA, Inc.,
               6.500% due 01/15/2012 ............     3,056,102
              Ford Motor Credit Company:
  3,535,000    6.875% due 02/01/2006 ............     3,619,380
  1,636,000    7.375% due 10/28/2009 ............     1,696,455
              General Electric Capital Corporation:
  2,609,000    6.750% due 03/15/2032 ............     2,570,859


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

CORPORATE BONDS -- (CONTINUED)
   FINANCIAL SERVICES -- (CONTINUED)
 $1,320,000    7.500% due 05/15/2005 ............ $   1,447,247
    665,000    8.700% due 03/01/2007 ............       772,219
    336,000    8.750% due 05/21/2007 ............       391,719
    457,000    8.850% due 03/01/2007 ............       529,382
              General Motors Acceptance Corporation:
  2,400,000    5.360% due 07/27/2004 ............     2,445,187
  1,172,000    6.875% due 09/15/2011 ............     1,165,541
    717,000    7.000% due 02/01/2012 ............       719,173
  1,268,000    7.250% due 03/02/2011 ............     1,296,683
    720,000    8.000% due 11/01/2031 ............       738,487
              Household Finance Corporation:
    800,000    7.000% due 05/15/2012 ............       796,883
    593,000    7.875% due 03/01/2007 ............       633,093
              Lehman Brothers Holdings, Inc.:
    808,000    7.750% due 01/15/2005 ............       869,106
  2,285,000    8.250% due 06/15/2007 ............     2,578,965
    350,000   MidAmerican Funding LLC,
               6.927% due 03/01/2029(e) .........       333,728
    196,761   Midland Funding Corporation I,
               Series C-91,
               10.330% due 07/23/2002 ...........       196,761
     79,498   Midland Funding Corporation I,
               Series C-94,
               10.330% due 07/23/2002 ...........        79,498
  2,210,000   Morgan Stanley Dean Witter & Company,
               6.100% due 04/15/2006 ............     2,305,092
    719,000   Natexis Ambs Company LLC,
               8.440%+++ due 12/29/2049** .......       799,340
  1,416,000   Pemex Project Funding Master Trust,
               9.125% due 10/13/2010 ............     1,490,340
  1,734,000   Prudential Funding LLC,
               6.600% due 05/15/2008 ............     1,832,162
  3,631,000   Socgen Real Estate LLC,
               7.640%+++ due 12/29/2049** .......     3,897,472
  1,000,000   St. Paul Companies, Inc.,
               5.750% due 03/15/2007 ............     1,007,536
                                                  -------------
                                                     47,831,887
                                                  -------------
   FOOD AND BEVERAGES -- 0.5%
  1,982,000   Delhaize America, Inc.,
               9.000% due 04/15/2031 ............     2,145,315
  1,251,000   Dole Foods Company,
               7.250% due 05/01/2009** ..........     1,280,830
  1,100,000   Kellogg Company,
               6.000% due 04/01/2006 ............     1,150,557
  1,118,000   Tyson Foods, Inc.,
               8.250% due 10/01/2011** ..........     1,235,466
                                                  -------------
                                                      5,812,168
                                                  -------------
   HEALTH CARE -- 0.6% 1,862,000 HCA, Inc.,
               6.950% due 05/01/2012 ............     1,900,886
              HEALTHSOUTH Corporation:
    950,000    6.875% due 06/15/2005 ............       947,925
    952,000    7.375% due 10/01/2006 ............       956,760
  2,960,000   Tenet Healthcare Corporation,
               6.375% due 12/01/2011 ............     3,001,570
                                                  -------------
                                                      6,807,141
                                                  -------------
   HOTELS/RESORTS -- 0.3%
    745,000   Harrah's Operating Company, Inc.,
               7.125% due 06/01/2007 ............       784,178
  2,793,000   MGM Mirage, Inc.,
               8.500% due 09/15/2010 ............     2,916,995
                                                  -------------
                                                      3,701,173
                                                  -------------
   MANUFACTURING -- 0.1%
 $1,171,000   Kennametal, Inc.,
               7.200% due 06/15/2012 ............ $   1,172,197
                                                  -------------
   OIL AND GAS  -- 1.1%
  1,136,000   Amerada Hess Corporation,
               7.300% due 08/15/2031 ............     1,155,916
  1,258,000   Coastal Corporation,
               6.200% due 05/15/2004 ............     1,250,127
  1,452,000   Conoco Funding Company,
               6.350% due 10/15/2011 ............     1,508,017
    519,000   Consolidated Natural Gas,
               6.250% due 11/01/2011 ............       521,309
  3,221,000   Devon Financing Corporation ULC,
               6.875% due 09/30/2011 ............     3,360,202
    948,000   Occidental Petroleum Corporation,
               6.400%+++ due 04/01/2013 .........       972,449
  1,862,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 ............     2,082,526
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ............        84,202
    376,000   Williams Gas Pipelines,
               7.375% due 11/15/2006** ..........       313,265
                                                  -------------
                                                     11,248,013
                                                  -------------
   PAPER AND FOREST PRODUCTS -- 0.3%
  1,908,000   Abitibi-Consolidated, Inc.,
               8.850% due 08/01/2030 ............     1,871,004
    682,000   MeadWestvaco Corporation,
               6.850% due 04/01/2012 ............       717,285
              Weyerhaeuser Company:
    463,000    6.750% due 03/15/2012** ..........       480,296
    624,000    7.375% due 03/15/2032** ..........       635,278
                                                  -------------
                                                      3,703,863
                                                  -------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
  1,105,000   EOP Operating LP,
               7.750% due 11/15/2007 ............     1,211,815
  2,472,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............     2,574,064
  1,925,000   Vornado Realty,
               5.625% due 06/15/2007 ............     1,916,281
                                                  -------------
                                                      5,702,160
                                                  -------------
   RETAIL -- 0.2%
  1,535,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 ............     1,606,511
                                                  -------------
   SERVICES -- 0.2%
  2,112,000   Cendant Corporation,
               6.875% due 08/15/2006 ............     2,126,022
                                                  -------------
   TELECOMMUNICATIONS -- 2.0%
              AT&T Corporation:
    246,000    6.500% due 03/15/2029 ............       170,252
  3,445,000    9.650% due 03/31/2027 ............     3,446,809
  1,402,000   AT&T Wireless Services, Inc.,
               7.350% due 03/01/2006 ............     1,220,863
              Citizens Communications Company:
  1,824,000    7.625% due 08/15/2008 ............     1,669,106
  1,346,000    8.500% due 05/15/2006 ............     1,303,857
  1,854,000   Cox Communications, Inc.,
               7.750% due 11/01/2010(e) .........     1,766,043
    983,000   France Telecom,
               3.637%+++ due 03/14/2003 .........       984,706




                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)

              Sprint Capital Corporation:
 $1,338,000    5.700% due 11/15/2003 ............ $   1,189,341
  1,278,000    6.000% due 01/15/2007 ............       996,656
  2,220,000    7.125% due 01/30/2006 ............     1,777,738
    804,000    8.375% due 03/15/2012**(e) .......       667,106
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ............       491,930
  4,606,000   Verizon New York, Inc.,
               6.875% due 04/01/2012 ............     4,592,422
              WorldCom, Inc.:
  2,444,000    6.400% due 08/15/2005(e) .........       378,820
    759,000    6.500% due 05/15/2004(e) .........       125,235
    552,000    8.250% due 05/15/2031(e) .........        85,560
                                                  -------------
                                                     20,866,444
                                                  -------------
   TRANSPORTATION -- 0.1%
    721,000   Union Pacific Corporation,
               6.340% due 11/25/2003 ............       750,247
                                                  -------------
   UTILITIES -- 2.9%
  1,038,000   Allegheny Energy Supply,
               7.800% due 03/15/2011 ............     1,063,111
    362,000   Cleveland Electric Illuminating Company,
               9.000% due 07/01/2023 ............       380,248
    768,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ............       799,559
              Dominion Resources, Inc.:
    487,000    7.600% due 07/15/2003 ............       508,541
  1,542,000    8.125% due 06/15/2010(e) .........     1,734,779
    864,000   DTE Energy Company,
               7.050% due 06/01/2011 ............       915,761
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ............       468,597
    228,000   Gulf States Utilities Company,
               8.250% due 04/01/2004 ............       240,709
  2,069,000   Hydro-Quebec,
               6.300% due 05/11/2011 ............     2,197,785
              Kinder Morgan Energy Partners LP:
  1,331,000    6.750% due 03/15/2011 ............     1,371,828
    850,000    7.400% due 03/15/2031 ............       870,900
    583,000    7.750% due 03/15/2032 ............       616,408
              Niagara Mohawk Power Corporation:
    821,121    7.250% due 10/01/2002 ............       830,333
  2,005,000    7.750% due 05/15/2006 ............     2,188,012
    670,000    8.770% due 01/01/2018 ............       760,827
              NiSource Finance Corporation:
  2,921,000    7.500% due 11/15/2003 ............     2,919,826
  3,010,000    7.875% due 11/15/2010 ............     3,115,591
    457,627   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ............       482,786
    737,000   Northwestern Corporation,
               8.750% due 03/15/2012**(e) .......       665,882
    632,000   NSTAR,
               8.000% due 02/15/2010 ............       701,445
              PSEG Power LLC:
    586,000    6.950% due 06/01/2012**^ .........       590,326
  1,182,000    7.750% due 04/15/2011 ............     1,251,560
  1,236,000    8.625% due 04/15/2031 ............     1,368,908
    800,000   Salton Sea Funding Corporation,
               7.840% due 05/30/2010 ............       811,122
    181,778   System Energy Resources,
               7.430% due 01/15/2011 ............       186,883

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

 $  873,000   Toledo Edison Company,
               7.875% due 08/01/2004 ............ $     927,614
    352,000   UtiliCorp United, Inc.,
               7.000% due 07/15/2004 ............       330,796
    955,657   Waterford 3 Funding,
               8.090% due 01/02/2017 ............       965,246
  1,500,000   Wisconsin Energy Corporation,
               5.875% due 04/01/2006 ............     1,564,766
                                                  -------------
                                                     30,830,149
                                                  -------------
   WASTE MANAGEMENT -- 0.6%
              Waste Management, Inc.:
    457,000    6.375% due 12/01/2003 ............       467,653
  1,700,000    6.625% due 07/15/2002 ............     1,702,693
  2,147,000    7.000% due 10/01/2004 ............     2,228,036
  1,668,000    7.375% due 08/01/2010 ............     1,734,598
                                                  -------------
                                                      6,132,980
                                                  -------------
              Total Corporate Bonds
                (Cost $185,392,049) .............   184,332,806
                                                  -------------
SOVEREIGN ISSUES -- 0.3%
   ITALY -- 0.2%
  2,376,000   Republic of Italy,
               4.625% due 06/15/2005(e) .........     2,433,105
                                                  -------------
   MEXICO -- 0.1%
    738,000   United Mexican States,
               8.375% due 01/14/2011 ............       767,520
                                                  -------------
              Total Sovereign Issues
                (Cost $3,132,926) ...............     3,200,625
                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.8%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.1%
  2,424,000   4.250% due 06/15/2005(e) ..........     2,474,868
  6,996,000   5.500% due 07/15/2006(e) ..........     7,344,646
  1,500,000   6.000% due 06/15/2011 .............     1,573,012
                                                  -------------
                                                     11,392,526
                                                  -------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 0.1%
    810,902   6.500% due 12/01/2015 .............       842,678
                                                  -------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 9.3%
  3,500,000   5.250% due 04/15/2007(e) ..........     3,632,664
  4,619,000   5.500% due 02/15/2006 .............     4,853,400
  1,270,000   5.722% due 02/01/2009 .............     1,307,595
 21,727,419   6.000% due 12/15/2005 to
                04/01/2031(e) ...................    22,153,433
 46,343,949   6.500% due 06/01/2031 to 01/01/2032    47,335,810
  2,892,000   6.625% due 11/15/2010(e) ..........     3,152,523
  2,250,225   7.000% due 06/01/2032 .............     2,333,685
 13,903,004   7.500% due 02/01/2030 to 01/01/2032    14,603,070
                                                  -------------
                                                     99,372,180
                                                  -------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 3.1% 4,563,078 6.500% due 03/15/2028 to 12/15/2028 4,680,977
 23,882,536   7.000% due 03/15/2028 to 03/15/2032    24,857,535
  3,242,000   7.500% due 12/15/2023 to 02/15/2028     3,439,862
                                                  -------------
                                                     32,978,374
                                                  -------------
   STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.2%
  1,700,000   5.000% due 06/30/2004(e) ..........     1,762,456
                                                  -------------
              Total U.S. Government Agency
                Obligations
                (Cost $142,861,131) .............   146,348,214
                                                  -------------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES
                            JUNE 30, 2002 (UNAUDITED)

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

U.S. TREASURY OBLIGATIONS -- 5.0%
   U.S. TREASURY BONDS -- 2.5%

$ 5,140,000   5.375% due 02/15/2031(e) .......... $    5,034,795
 12,132,000   6.250% due 05/15/2030(e) ..........     13,145,689
  4,491,000   9.875% due 11/15/2015 .............      6,443,597
  1,926,000   11.875% due 11/15/2003(e) .........      2,172,563
                                                  --------------
                                                      26,796,644
                                                  --------------
   U.S. TREASURY NOTES -- 2.5%
  2,864,000   3.500% due 11/15/2006(e) ..........      2,813,883
    731,000   3.625% due 03/31/2004(e) ..........        742,530
  4,228,000   4.375% due 05/15/2007(e) ..........      4,287,458
  5,029,000   4.875% due 02/15/2012(e) ..........      5,049,433
  1,558,000   5.000% due 08/15/2011(e) ..........      1,580,127
    885,000   5.500% due 05/15/2009(e) ..........        936,579
  9,725,000   6.875% due 05/15/2006(e) ..........     10,799,710
                                                  --------------
                                                      26,209,720
                                                  --------------
              Total U.S. Treasury Obligations
                (Cost $51,771,272) ..............     53,006,364
                                                  --------------

    PRINCIPAL                                           VALUE
     AMOUNT                                           (NOTE 1)
    ---------                                         --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 5.6%
   FEDERAL HOME LOAN BANK (FHLB) -- 4.3%

$45,131,000   1.500%++ due 07/01/2002 ........... $   45,127,239
                                                  --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) -- 1.3%
 13,924,000   1.900%++ due 07/01/2002 ...........     13,922,530
                                                  --------------
              Total U.S. Government Agency
                Discount Notes
                (Cost $59,049,769) ..............     59,049,769
                                                  --------------
TOTAL INVESTMENTS (COST $1,078,581,527*) .  99.2% $1,054,427,047
OTHER ASSETS AND LIABILITIES (NET) .......   0.8       8,570,708
                                           -----  --------------
NET ASSETS ............................... 100.0% $1,062,997,755
                                           =====  ==============

----------------------
  *  Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^  Illiquid security.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
+++  Floating rate security. Rate shown is in effect at June 30, 2002.
(e)  Securities in whole or in part on loan at June 30, 2002.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                 ADR --  American Depository Receipt
                 IO  --  Interest Only
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               VALUE EQUITY SERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 98.0%
   AIRLINES -- 1.2%
    150,000   Southwest Airlines Company ......... $  2,424,000
                                                   ------------
   AUTOMOTIVE -- 2.1%
    321,500   Delphi Corporation .................    4,243,800
                                                   ------------
   BANKS -- 13.2%
     63,000   Bank of America Corporation ........    4,432,680
     60,000   Bank of New York Company, Inc. .....    2,025,000
     95,825   Charter One Financial, Inc. ........    3,294,464
    145,500   Compass Bancshares, Inc. ...........    4,888,800
    112,500   Synovus Financial Corporation ......    3,096,000
    100,275   U.S. Bancorp .......................    2,341,421
    134,100   Wells Fargo & Company ..............    6,713,046
                                                   ------------
                                                     26,791,411
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 5.4%
     60,000   Gannett Company, Inc. ..............    4,554,000
    147,000   Viacom, Inc., Class A+ .............    6,534,150
                                                   ------------
                                                     11,088,150
                                                   ------------
   CHEMICALS -- 5.1%
     84,926   du Pont (E.I.) de Nemours and Company   3,770,714
    161,000   Rohm and Haas Company ..............    6,518,890
                                                   ------------
                                                     10,289,604
                                                   ------------
   COMPUTER INDUSTRY -- 1.6%
     46,750   International Business Machines
                Corporation ......................    3,366,000
                                                   ------------
   ELECTRONICS -- 1.2%
     92,150   Koninklijke (Royal) Philips Electronics
               N.V., NY Shares ...................    2,543,340
                                                   ------------
   FINANCIAL SERVICES -- 9.5%
    199,999   Citigroup, Inc. ....................    7,749,961
    176,225   J.P. Morgan Chase & Company ........    5,977,552
     89,000   Lehman Brothers Holdings, Inc. .....    5,564,280
                                                   ------------
                                                     19,291,793
                                                   ------------
   FOOD AND BEVERAGES -- 1.4%
    151,300   Smithfield Foods, Inc.+ ............    2,806,615
                                                   ------------
   HEALTH CARE -- 3.6%
    152,500   HCA, Inc. ..........................    7,243,750
                                                   ------------
   INSURANCE -- 4.1%
    100,000   Hartford Financial Services Group, Inc. 5,947,000
     80,000   MetLife, Inc. ......................    2,304,000
                                                   ------------
                                                      8,251,000
                                                   ------------
   MANUFACTURING -- 9.1%
     62,000   Caterpillar, Inc. ..................    3,034,900
     82,300   Cooper Industries Ltd., Class A ....    3,234,390
    170,000   Dover Corporation ..................    5,950,000
     53,525   SPX Corporation+ ...................    6,289,188
                                                   ------------
                                                     18,508,478
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   OIL AND GAS -- 22.7%
    116,040   BP Plc, ADR .......................  $  5,858,860
    159,933   Conoco, Inc. ......................     4,446,137
    317,486   El Paso Corporation ...............     6,543,386
    152,000   GlobalSantaFe Corporation .........     4,157,200
    372,100   Hanover Compressor Company+(e) ....     5,023,350
    196,000   Ocean Energy, Inc. ................     4,247,320
    100,000   Praxair, Inc. .....................     5,697,000
    126,000   Royal Dutch Petroleum Company,
                NY Shares .......................     6,964,020
    100,000   Transocean, Inc. ..................     3,115,000
                                                   ------------
                                                     46,052,273
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 3.1%
    143,500   International Paper Company .......     6,253,730
                                                   ------------
   PHARMACEUTICALS -- 2.1%
    116,720   Pharmacia Corporation .............     4,371,164
                                                   ------------
   RETAIL -- 4.1%
    112,000   American Eagle Outfitters, Inc.+ ..     2,367,680
    151,925   Federated Department Stores, Inc.+      6,031,423
                                                   ------------
                                                      8,399,103
                                                   ------------
   TELECOMMUNICATIONS -- 6.9%
     75,000   BellSouth Corporation .............     2,362,500
    300,000   Nextel Communications, Inc., Class A+     963,000
    119,200   SBC Communications, Inc. ..........     3,635,600
    178,000   Verizon Communications, Inc. ......     7,146,700
                                                   ------------
                                                     14,107,800
                                                   ------------
   UTILITIES -- 1.6%
    131,000   TECO Energy, Inc. .................     3,209,500
                                                   ------------
              Total Common Stocks
                (Cost $206,853,839) .............   199,241,511
                                                   ------------
   PRINCIPAL
    AMOUNT
   --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.0%
   (Cost $3,975,697)
   FEDERAL HOME LOAN BANK (FHLB) -- 2.0%
 $3,976,000   1.370%++ due 07/01/2002 ...........     3,975,697
                                                   ------------
TOTAL INVESTMENTS (COST $210,829,536*) ... 100.0%  $203,217,208
OTHER ASSETS AND LIABILITIES (NET) .......   0.0#        28,662
                                           -----   ------------
NET ASSETS ............................... 100.0%  $203,245,870
                                           =====   ============
----------------------
  *  Aggregate cost for Federal tax purposes.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at June 30, 2002.
  #  Less than 0.01%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                       VAN KAMPEN GROWTH AND INCOMESERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 95.5%
   ADVERTISING -- 1.2%
    348,700   Interpublic Group of Companies,
               Inc.(e) ........................... $  8,633,812
                                                   ------------
   AEROSPACE/DEFENSE -- 1.1%
    197,100   Raytheon Company ...................    8,031,825
                                                   ------------
   AUTOMOTIVE -- 2.4%
    130,460   Dana Corporation ...................    2,417,424
    466,100   Ford Motor Company(e) ..............    7,457,600
    115,000   Magna International, Inc., Class A .    7,917,750
                                                   ------------
                                                     17,792,774
                                                   ------------
   BANKS -- 7.2%
    347,150   Bank of America Corporation ........   24,425,474
    143,000   PNC Financial Services Group .......    7,476,040
    121,490   SunTrust Banks, Inc. ...............    8,227,303
    128,540   Wachovia Corporation ...............    4,907,657
    141,600   Wells Fargo & Company ..............    7,088,496
                                                   ------------
                                                     52,124,970
                                                   ------------
   CHEMICALS -- 2.8%
    257,800   Dow Chemical Company ...............    8,863,164
    177,200   du Pont (E.I.) de Nemours and Company   7,867,680
     96,770   Rohm and Haas Company ..............    3,918,217
                                                   ------------
                                                     20,649,061
                                                   ------------
   COMPUTER INDUSTRY -- 5.0%
    237,540   Computer Sciences Corporation+ .....   11,354,412
    250,900   Electronic Data Systems Corporation     9,320,935
    204,350   Microsoft Corporation+ .............   11,177,945
    477,530   Oracle Corporation+ ................    4,522,209
                                                   ------------
                                                     36,375,501
                                                   ------------
   CONSUMER PRODUCTS -- 2.8%
    138,330   Gillette Company ...................    4,685,237
    153,320   Philip Morris Companies, Inc. ......    6,697,018
    101,490   Procter & Gamble Company ...........    9,063,057
                                                   ------------
                                                     20,445,312
                                                   ------------
   ELECTRONICS -- 1.5%
    407,670   Koninklijke (Royal) Philips
               Electronics N.V.,
               NY Shares(e) ......................   11,251,692
                                                   ------------
   FINANCIAL SERVICES -- 5.0%
    340,390   A.G. Edwards, Inc.(e) ..............   13,230,959
    345,290   Equifax, Inc.(e) ...................    9,322,830
     83,900   Fannie Mae .........................    6,187,625
    218,040   J.P. Morgan Chase & Company ........    7,395,917
                                                   ------------
                                                     36,137,331
                                                   ------------
   FOOD AND BEVERAGES -- 3.3%
    222,190   Coca-Cola Company ..................   12,442,640
    235,740   PepsiCo, Inc. ......................   11,362,668
                                                   ------------
                                                     23,805,308
                                                   ------------
   HEALTH CARE -- 4.6%
    216,990   Aetna, Inc.(e) .....................   10,409,010
     61,510   Anthem, Inc.+(e) ...................    4,150,695
    172,720   Bausch & Lomb, Inc.(e) .............    5,846,572
    135,920   Beckman Coulter, Inc.(e) ...........    6,782,408
    122,100   Johnson & Johnson ..................    6,380,946
                                                   ------------
                                                     33,569,631
                                                   ------------
   HOTELS/RESORTS -- 0.8%
    415,710   Hilton Hotels Corporation ..........    5,778,369
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   INSURANCE -- 12.2%
    722,130   Allstate Corporation ............... $ 26,704,367
    305,060   Hartford Financial Services Group,
               Inc. ..............................   18,141,918
    177,240   Jefferson-Pilot Corporation ........    8,330,280
     88,800   John Hancock Financial Services, Inc.   3,125,760
    103,350   Lincoln National Corporation .......    4,340,700
    245,660   MetLife, Inc.(e) ...................    7,075,008
     88,250   Principal Financial Group, Inc.+ ...    2,735,750
    257,160   Prudential Financial, Inc.+ ........    8,578,858
    173,790   SAFECO Corporation(e) ..............    5,368,373
    223,510   Travelers Property Casualty
               Corporation, Class A+ .............    3,956,127
                                                   ------------
                                                     88,357,141
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 1.2%
     18,600   Regal Entertainment Group, Class A+       433,752
    420,030   Walt Disney Company ................    7,938,567
                                                   ------------
                                                      8,372,319
                                                   ------------
   MANUFACTURING -- 4.5%
    139,370   3M Company .........................   17,142,510
    217,670   Ingersoll-Rand Company, Class A ....    9,938,812
    111,520   Textron, Inc. ......................    5,230,288
                                                   ------------
                                                     32,311,610
                                                   ------------
   METALS/MINING -- 2.5%
    381,410   Newmont Mining Corporation Holding
               Company(e) ........................   10,042,525
    189,920   Phelps Dodge Corporation+(e) .......    7,824,704
                                                   ------------
                                                     17,867,229
                                                   ------------
   OIL AND GAS -- 14.5%
    118,280   Anadarko Petroleum Corporation .....    5,831,204
     90,630   Apache Corporation .................    5,209,412
    307,310   BP Plc, ADR ........................   15,516,082
    195,980   Burlington Resources, Inc. .........    7,447,240
    236,500   ENSCO International, Inc.(e) .......    6,446,990
    142,590   EOG Resources, Inc. ................    5,660,823
    573,210   Exxon Mobil Corporation ............   23,455,753
    135,890   Noble Energy, Inc. .................    4,898,835
    142,900   Phillips Petroleum Company .........    8,413,952
    278,620   Schlumberger Ltd. ..................   12,955,830
    149,910   Transocean, Inc. ...................    4,669,697
    121,560   Valero Energy Corporation(e) .......    4,548,775
                                                   ------------
                                                    105,054,593
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.2%
    145,820   Temple-Inland, Inc.(e) .............    8,437,145
                                                   ------------
   PHARMACEUTICALS -- 4.5%
    301,550   Bristol-Myers Squibb Company .......    7,749,835
    148,810   Mylan Laboratories, Inc. ...........    4,665,193
    235,270   Pharmacia Corporation ..............    8,810,862
     77,490   Roche Holding AG, ADR ..............    5,857,988
    233,310   Schering-Plough Corporation ........    5,739,426
                                                   ------------
                                                     32,823,304
                                                   ------------
   RESTAURANTS -- 1.1%
    270,600   McDonald's Corporation .............    7,698,570
                                                   ------------
   RETAIL -- 2.8%
    269,290   CVS Corporation ....................    8,240,274
    106,640   Federated Department Stores, Inc.+ .    4,233,608
     15,400   Grainger (W.W.), Inc. ..............      771,540
    190,090   Target Corporation .................    7,242,429
                                                   ------------
                                                     20,487,851
                                                   ------------


                       See Notes to Financial Statements.

                                  THE GCG TRUST
                       VAN KAMPEN GROWTH AND INCOMESERIES
                            JUNE 30, 2002 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMONSTOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 5.2%
    426,800   AT&T Corporation ..................  $  4,566,760
    488,810   Avaya, Inc.+ ......................     2,419,610
  1,021,140   Lucent Technologies, Inc.+(e) .....     1,695,093
    530,470   Motorola, Inc. ....................     7,649,377
  1,587,900   Qwest Communications International,
               Inc.+ ............................     4,446,120
  1,077,030   Sprint Corporation (Fon Group) ....    11,427,288
    132,660   Verizon Communications, Inc. ......     5,326,299
                                                   ------------
                                                     37,530,547
                                                   ------------
   TRANSPORTATION -- 3.0%
    469,270   Norfolk Southern Corporation ......    10,971,533
    175,800   Union Pacific Corporation .........    11,124,624
                                                   ------------
                                                     22,096,157
                                                   ------------
   UTILITIES -- 5.1%
    140,650   Allegheny Energy, Inc.(e) .........     3,621,737
    198,200   American Electric Power Company,
               Inc.(e) ..........................     7,931,964
    301,500   Aquila, Inc. ......................     2,412,000
    266,800   Exelon Corporation ................    13,953,640
    344,500   Reliant Energy, Inc. ..............     5,822,050
    411,500   Reliant Resources, Inc.+(e) .......     3,600,625
                                                   ------------
                                                     37,342,016
                                                   ------------
              Total Common Stocks
                (Cost $712,108,718) .............   692,974,068
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

PREFERRED STOCKS -- 0.8%
   (Cost $5,496,573)
   AUTOMOTIVE -- 0.8%
    104,600   Ford Motor Company Capital Trust II,
               Convertible ......................  $  5,883,750
                                                   ------------
   PRINCIPAL
    AMOUNT
   --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.1%
   (Cost $29,981,835)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) -- 4.1%
$29,985,000   1.900%++ due 07/01/2002 ...........    29,981,835
                                                   ------------
TOTAL INVESTMENTS (COST $747,587,126*) ... 100.4%  $728,839,653
OTHER ASSETS AND LIABILITIES (NET) .......  (0.4)    (3,205,462)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $725,634,191
                                           =====   ============

----------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
(e) Securities in whole or in part on loan at June 30, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                  THE GCG TRUST
                                  JUNE 30, 2002

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2002 the Trust had 35 operational portfolios (the "Series"). All of the Series are diversified except for All Cap Series, Global Franchise Series, Hard Assets Series, International Enhanced EAFE Series, Managed Global Series, Mid-Cap Growth Series, Real Estate Series and Special Situations Series which are non-diversified. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly owned subsidiary of ING, Reliastar Life
Insurance Company, an indirect wholly owned subsidiary of ING, United Life and Annuities, a wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by Liquid Assets Series), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of 60 days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of Liquid Assets Series are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on investments.

The option activity for Capital Appreciation Series for the six months ended June 30, 2002 was as follows:

                                                    NUMBER OF
                                                    CONTRACTS      PREMIUMS
                                                   -----------   -------------
Options outstanding at December 31, 2001 .........     ---               --
Options written during the period ................     275          $54,313
Options closed during the period .................    (100)         (17,214)
Options expired during the period ................    (100)         (25,699)
                                                       ---          -------
Options outstanding at June 30, 2002 .............      75          $11,400
                                                       ===          =======

                                  THE GCG TRUST
                                  JUNE 30, 2002

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-- (CONTINUED)
The option activity for Core Bond Series for the six months ended June 30, 2002 was as follows:

                                                    NUMBER OF
                                                    CONTRACTS       PREMIUMS
                                                   ------------   -------------
Options outstanding at December 31, 2001 .........      134         $502,670
Options written during the period ................      241          356,333
Options closed during the period .................      (24)         (96,360)
Options expired during the period ................     (128)         (35,765)
                                                        ---         --------
Options outstanding at June 30, 2002 .............      223         $726,878
                                                        ===         ========

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the six months ended June 30, 2002, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at June 30, 2002 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at June 30, 2002 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) SWAP AGREEMENTS: Certain of the Series may enter into swap agreements. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged are "swapped" between the parties and are calculated based on a "notional amount," which, each business day, is valued to determine each party's obligation under the contract. Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

(F) LOANS OF PORTFOLIO SECURITIES: Certain of the Series loaned securities during the period to certain brokers, with The Bank of New York acting as lending agent. Upon such loans, the Series receives collateral which is maintained by the custodian and earned income in the form of negotiated lenders' fees, which are included in other income in the Statements of Operations. On a daily basis, the Series monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount at least equal to the market value of securities on loan. The risks in lending portfolio securities, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

                                  THE GCG TRUST
                                  JUNE 30, 2002

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-- (CONTINUED)
The value of loaned securities, related collateral and securities lending income at June 30, 2002 were as follows:

                                                             VALUE OF SECURITIES            VALUE OF              SECURITIES
SERIES                                                              LOANED                 COLLATERAL           LENDING INCOME
--------                                                    ---------------------      ---------------         ----------------
All Cap Series                                                  $ 23,098,741             $ 25,786,535             $ 67,664
Capital Appreciation Series                                       25,518,809               25,700,120                3,009
Capital Growth Series                                            101,501,916              103,929,045               12,930
Capital Guardian Small Cap Series                                 51,031,230               54,583,694              137,640
Equity Income Series                                              17,750,890               19,627,387                1,315
Fully Managed Series                                              97,545,613               96,449,730               26,946
Growth Series                                                    146,280,759              147,941,465               65,182
International Equity Series                                        5,122,837                5,213,306                  206
Janus Growth and Income Series                                     5,458,639                5,443,297                1,329
Large Cap Value Series                                            22,104,810               25,805,176                8,542
Limited Maturity Bond Series                                     124,911,324              127,448,259               59,307
Managed Global Series                                             12,666,931               14,387,588                6,357
Mid-Cap Growth Series                                            132,871,930              139,148,860               33,125
Research Series                                                   68,946,608               70,178,599               10,541
Special Situations Series                                          3,095,571                3,161,532                  493
Strategic Equity Series                                           37,370,900               40,143,664                5,937
Total Return Series                                              111,166,825              113,295,259               57,992
Value Equity Series                                                4,942,472                5,137,199                2,416
Van Kampen Growth and Income Series                               90,865,411               93,563,411               20,617

(G) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(H) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(I) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of Liquid Assets Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that Limited
Maturity Bond Series may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

                                  THE GCG TRUST
                                  JUNE 30, 2002

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES-- (CONTINUED)

SERIES                                                           FEE
------                                                          -----
                                                                (based on combined assets of the indicated Groups of Series)

All Cap Series and Investors Series                             1.00% of the first $500 million in combined assets of
                                                                these Series;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Asset Allocation Growth Series and Diversified Mid-Cap Series   1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Capital Appreciation Series, Capital Guardian Small Cap         1.00% of the first $750 million in combined assets of these Series;
Series, Equity Income Series, Fully Managed Series, Hard        0.95% of the next $1.25 billion;
Assets Series, Real Estate Series, Strategic Equity Series,     0.90% of the next $1.5 billion;
Value Equity Series and and Van Kampen Growth and Income        0.85% of the amount in excess of $3.5 billion
Series

Capital Growth Series and Growth Series                         1.10% of the first $250 million;
                                                                1.05% of the next $400 million;
                                                                1.00% of the next $450 million; and
                                                                0.95% of the amount in excess of $1.1 billion

Core Bond Series                                                1.00% of the first $100 million;
                                                                0.90% of the next $100 million; and
                                                                0.80% of the amount in excess of $200 million

Developing World Series                                         1.75%

Equity Growth Series                                            0.75% of the first $250 million;
                                                                0.70% of the next $250 million;
                                                                0.65% of the next $500 million; and
                                                                0.60% thereafter

Focus Value Series and Fundamental Growth Series                0.80% of the first $500 million;
                                                                0.75% of the next $250 million;
                                                                0.70% of the next $500 million;
                                                                0.65% of the next $750 million; and
                                                                0.60% thereafter

Global Franchise Series                                         1.00% of the first $250 million;
                                                                0.90% of the next $250 million; and
                                                                0.75% thereafter

International Enhanced EAFE Series                              1.00% of the first $50 million;
                                                                0.95% of the next $200 million;
                                                                0.90% of the next $250 million; and
                                                                0.85% thereafter

International Equity Series                                     1.25% of the first $500 million; and
                                                                1.05% of the amount in excess of $500 million

Internet Tollkeeper[SERVICEMARK] Series                         1.85% of the first $1 billion; and
                                                                1.75% of the amount in excess of $1 billion

J.P. Morgan Fleming Small Cap Series                            0.90% of the first $200 million;
                                                                0.85% of the next $300 million;
                                                                0.80% of the next $250 million; and
                                                                0.75% thereafter

                                  THE GCG TRUST
                                  JUNE 30, 2002

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES-- (CONTINUED)

SERIES                                                           FEE
------                                                          -----
Janus Growth and Income Series and Special Situations Series    1.10% of the first $250 million;
                                                                1.05% of the next $400 million;
                                                                1.00% of the next $450 million; and
                                                                0.95% of the amount in excess of $1.1 billion

Large Cap Value Series                                          1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Limited Maturity Bond Series and Liquid Asset Series            0.60% of the first $200 million in combined assets
                                                                of these Series;
                                                                0.55% of the next $300 million; and
                                                                0.50% of the amount in excess of $500 million

Managed Global Series                                           1.25% of the first $500 million; and
                                                                1.05% of the amount in excess of $500 million



Mid-Cap Growth Series, Research Series and Total Return Series  1.00% of the first $250 million in combined assets of these Series;
                                                                0.95% of the next $400 million;
                                                                0.90% of the next $450 million; and
                                                                0.85% of the amount in excess of $1.1 billion

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                                                          PORTFOLIO MANAGER
------                                                          -----------------
All Cap Series                                                  Salomon Brothers Asset Management, Inc.
Asset Allocation Growth Series                                  Fidelity Management & Research Company
Capital Appreciation Series                                     A I M Capital Management, Inc.
Capital Growth Series                                           Alliance Capital Management L.P.
Capital Guardian Small Cap Series                               Capital Guardian Trust Company
Core Bond Series                                                Pacific Investment Management Company, LLC
Developing World Series                                         Baring International Investment Limited*
Diversified Mid-Cap Series                                      Fidelity Management & Research Company
Equity Growth Series                                            Van Kampen
Equity Income Series                                            T. Rowe Price Associates, Inc.
Focus Value Series                                              Mercury Advisors
Fully Managed Series                                            T. Rowe Price Associates, Inc.
Fundamental Growth Series                                       Mercury Advisors
Global Franchise Series                                         Van Kampen
Growth Series                                                   Janus Capital Management LLC
Hard Assets Series                                              Baring International Investment Limited*
International Enhanced EAFE Series                              J.P. Morgan Fleming Asset Management (London) Limited
International Equity Series                                     ING Investments, LLC*
Internet TollkeeperSM Series                                    Goldman Sachs Asset Management
Investors Series                                                Salomon Brothers Asset Management, Inc.
J.P. Morgan Fleming Small Cap Series                            J.P. Morgan Fleming Asset Management (USA), Inc.
Janus Growth and Income Series                                  Janus Capital Management LLC
Large Cap Value Series                                          Capital Guardian Trust Company
Limited Maturity Bond Series                                    ING Investment Management, LLC*
Liquid Asset Series                                             ING Investment Management, LLC*
Managed Global Series                                           Capital Guardian Trust Company
Mid-Cap Growth Series                                           Massachusetts Financial Services Company
Real Estate Series                                              Van Kampen
Research Series                                                 Massachusetts Financial Services Company
Special Situations Series                                       Janus Capital Management LLC
Strategic Equity Series                                         A I M Capital Management, Inc.
Total Return Series                                             Massachusetts Financial Services Company
Value Equity Series                                             Eagle Asset Management, Inc.
Van Kampen Growth and Income Series                             Van Kampen

                        THE GCG TRUST
                        JUNE 30, 2002

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES-- (CONTINUED)
During the six months ended June 30, 2002, in the ordinary course of business, the following Series paid commissions to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

SERIES                                                 AMOUNT OF COMMISSIONS
------                                                 ---------------------
All Cap Series                                                 $7,557
Asset Allocation Growth Series                                    788
Capital Appreciation Series                                       395
Diversified Mid-Cap Series                                      1,337
Focus Value Series                                                516
Fundamental Growth Series                                         613
Investors Series                                                3,069

Effective March 1, 2002, the Manager may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate up to 25% of a Series' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the Series) to pay certain expenses of that Series. Any amounts credited to the Series are reflected as a reimbursement of expenses in the Statements of Operations.

DSI has entered into a new sub-advisory agreement with Massachusetts Financial Services Company ("MFS"), the investment sub-advisor of the Mid-Cap Growth, Research and Total Return Series, which became effective on January 1, 2002. The new sub-advisory agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the three Series managed by MFS which has resulted in lower total management fees. As a consequence of the savings realized by DSIunder the new agreement with MFS, DSIhas voluntarily agreed to reimburse the Series' managed by MFS for a portion of the management fees previously paid to DSI which otherwise would have been paid to MFS. For the six months ended June 30, 2002, DSI reimbursed $30,255, $35,371 and $28,454 to the Mid-Cap Growth, Research and Total Return Series, respectively. DSI is not obligated to reimburse these amounts and may choose not to do so in the future.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, ING and Equitable of Iowa Companies. Each Trustee of the Trust who is not an interested person of the Trust or Manager or a Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $35,000 plus $5,500 for each regular quarterly Board Meeting attended in person, as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays its Trustees $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephone meeting. The Trustees designated by the Board as Lead Trustees also receive additional compensation.

Effective May 1, 2002, the Trust offers investors Class S, Class I and Class A shares of each Series, subject to shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's multiple class plan. At June 30, 2002, there were no additional class shares issued, therefore there is no class designation listed in the report. Upon the funding of new class shares, all existing shares will be known as Class
S. The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each Series of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares. Under the Agreement, each portfolio makes payments to the Distributor at an annual rate of 0.25% of the Series' average daily net assets attributable to its Class S shares. The Series that commenced operations on or after May 1, 2002 have accrued the 0.25% service fee, listed in their Statements of Operations.

3.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 2002 were as follows:

                                                    PURCHASES          SALES
                                                  ------------     ------------
All Cap Series ................................   $304,696,142     $299,690,544
Asset Allocation Growth Series ................     29,514,702       19,282,799
Capital Appreciation Series ...................    108,425,322      102,613,745
Capital Growth Series .........................    344,040,826      380,540,192
Capital Guardian Small Cap Series .............    104,873,422       82,823,364
Core Bond Series ..............................     70,391,128       60,399,403
Developing World Series .......................     94,925,076       89,154,100
Diversified Mid-Cap Series ....................     64,749,534       29,974,727
Equity Growth Series ..........................      3,493,515          479,349
Equity Income Series ..........................    103,402,487       50,184,851
Focus Value Series ............................      3,738,041          392,803
Fully Managed Series ..........................    256,495,132       85,270,027
Fundamental Growth Series .....................      2,528,247          151,817
Global Franchise Series .......................      6,718,325          156,148
Growth Series .................................    462,826,596      596,820,004
Hard Assets Series ............................     68,402,910       43,617,645
International Enhanced EAFE Series ............      6,959,955          487,575
International Equity Series ...................     97,097,319       95,442,220

                                  THE GCG TRUST
                                  JUNE 30, 2002

3.   PURCHASES AND SALES OF SECURITIES-- (CONTINUED)

                                                      PURCHASES         SALES
                                                   -------------   -------------
Internet Tollkeeper[SERVICEMARK] Series .........  $   6,074,566   $   2,393,460
Investors Series ................................     49,173,800      20,395,919
J.P. Morgan Fleming Small Cap Series ............      6,149,550          63,542
Janus Growth and Income Series ..................     52,318,927      14,770,737
Large Cap Value Series ..........................    100,327,534      39,394,350
Limited Maturity Bond Series ....................    192,660,438     141,545,738
Managed Global Series ...........................     60,345,819      40,319,189
Mid-Cap Growth Series ...........................    632,206,072     677,509,043
Real Estate Series ..............................     73,729,407      16,050,412
Research Series .................................    417,589,991     445,274,473
Special Situations Series .......................     17,506,878       8,369,124
Strategic Equity Series .........................    240,538,114     271,555,479
Total Return Series .............................    398,417,484     270,456,396
Value Equity Series .............................     48,960,957      29,876,572
Van Kampen Growth and Income Series .............    841,323,870     880,766,831

At June 30, 2002, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                                NET TAX
                                                         TAX BASIS          TAX BASIS            BASIS
                                                           GROSS              GROSS           UNREALIZED
                                                        UNREALIZED         UNREALIZED        APPRECIATION/
                                                       APPRECIATION       DEPRECIATION      (DEPRECIATION)
                                                       ------------       ------------      --------------

All Cap Series ......................................  $ 5,755,193        $ 48,338,951       $ (42,583,758)
Asset Allocation Growth Series ......................    1,658,321           5,484,870          (3,826,549)
Capital Appreciation Series .........................   10,154,673         105,849,347         (95,694,674)
Capital Growth Series ...............................   21,867,415          64,710,333         (42,842,918)
Capital Guardian Small Cap Series ...................   64,731,513         176,503,109        (111,771,596)
Core Bond Series ....................................    2,356,992           2,835,593            (478,601)
Developing World Series .............................    5,213,694           6,861,400          (1,647,706)
Diversified Mid-Cap Series ..........................    5,508,921           8,588,743          (3,079,822)
Equity Growth Series ................................       18,386             263,415            (245,029)
Equity Income Series ................................   28,843,942          55,342,677         (26,498,735)
Focus Value Series ..................................       30,832             329,159            (298,327)
Fully Managed Series ................................   88,047,644          40,077,451          47,970,193
Fundamental Growth Series ...........................       11,720             243,017            (231,297)
Global Franchise Series .............................       87,876             251,649            (163,773)
Growth Series .......................................   31,906,080         190,431,747        (158,525,667)
Hard Assets Series ..................................    3,012,187           2,080,942             931,245
International Enhanced EAFE Series ..................       87,576             214,855            (127,279)
International Equity Series .........................   12,140,662           9,488,749           2,651,913
Internet Tollkeeper[SERVICEMARK] Series .............      165,087           3,668,408          (3,503,321)
Investors Series ....................................    3,967,972          20,587,665         (16,619,693)
J.P. Morgan Fleming Small Cap Series ................       86,768             564,038            (477,270)
Janus Growth and Income Series ......................    2,873,797          10,368,703          (7,494,906)
Large Cap Value Series ..............................   14,892,035          62,672,590         (47,780,555)
Limited Maturity Bond Series ........................    8,620,686             955,682           7,665,004
Managed Global Series ...............................   19,609,776          68,916,117         (49,306,341)
Mid-Cap Growth Series ...............................   20,322,764         445,307,241        (424,984,477)
Real Estate Series ..................................   17,243,404             849,311          16,394,093
Research Series .....................................   28,828,371         100,311,377         (71,483,006)
Special Situations Series ...........................    2,381,565           3,438,455          (1,056,890)
Strategic Equity Series .............................    9,827,232          25,004,890         (15,177,658)
Total Return Series .................................   41,346,832          65,491,554         (24,144,722)
Value Equity Series .................................   15,481,970          23,094,298          (7,612,328)
Van Kampen Growth and Income Series .................   36,605,789          55,353,262         (18,747,473)

                                  THE GCG TRUST
                                  JUNE 30, 2002

4.   RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

Total restricted and/or illiquid securities at June 30, 2002 were as follows:

                                                                                            FAIR VALUE      % OF NET ASSETS
                                                                                           -----------      ---------------
Capital Growth Series ..................................................................   $ 1,351,761             0.40%
Core Bond Series .......................................................................     1,765,824             0.81
Developing World Series ................................................................     3,128,184             3.68
Equity Income Series ...................................................................       102,900             0.02
Fully Managed Series ...................................................................    27,322,062             2.93
Hard Assets Series .....................................................................        17,603             0.03
Limited Maturity Bond Series ...........................................................     1,057,979             0.22
Mid-Cap Growth Series ..................................................................     3,915,617             0.59
Total Return Series ....................................................................     2,332,661             0.22

5.   CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2001 which are available to offset future capital gains, if any:

                                                      LOSSES           LOSSES            LOSSES          LOSSES            LOSSES
                                                     DEFERRED         DEFERRED          DEFERRED        DEFERRED          DEFERRED
                                                     EXPIRING         EXPIRING          EXPIRING        EXPIRING          EXPIRING
SERIES                                                IN 2005          IN 2006           IN 2007         IN 2008           IN 2009
------                                               --------         --------          --------        --------          ---------
Asset Allocation Growth Series. ................          --               --                --        $   11,212      $    624,905
Capital Appreciation Series ....................          --               --                --         7,592,381        41,053,079
Capital Growth Series ..........................          --               --                --                --       155,640,955
Capital Guardian Small Cap Series ..............          --               --                --                --       110,543,626
Developing World Series ........................  $7,562,744               --        $1,923,834                --        17,836,279
Diversified Mid-Cap Series .....................          --               --                --           143,532         1,895,632
Growth Series ..................................          --               --                --                --       412,672,966
Hard Assets Series .............................          --       $5,310,830           986,485         1,395,577         4,330,530
Internet Tollkeeper[SERVICEMARK] Series ........          --               --                --                --           438,899
Investors Series ...............................          --               --                --                --         1,093,173
Janus Growth and Income Series .................          --               --                --               380         2,240,377
Large Cap Value Series .........................          --               --                --                --         1,483,131
Managed Global Series ..........................          --               --                --                --        12,734,557
Mid-Cap Growth Series ..........................          --               --                --                --       135,297,611
Research Series ................................          --               --                --                --       164,297,908
Special Situations Series ......................          --               --                --                --         2,756,100
Strategic Equity Series ........................          --               --                --                --       112,083,285
Van Kampen Growth and Income Series ............          --               --                --                --        64,231,765

6.   SUBSEQUENT EVENT

Effective August 1, 2002, Jennison Associates LLC became the Portfolio Manager of the Equity Opportunity Series (previously known as Capital Appreciation Series).

                                                                   THE GCG TRUST

                                                                   JUNE 30, 2002

SPECIAL MEETINGS OF SHAREHOLDERS

At a special meeting of shareholders of the Real Estate Series of the GCG Trust (the "Trust") held on April 22, 2002, the following actions were taken:

(1) The new portfolio management agreement by and among the Trust, Directed Services Inc. ("DSI") and Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") with regard to the Real Estate Series of the Trust was approved by the shareholders of the Real Estate Series as follows:

                            AGAINST OR
            FOR              WITHHELD           ABSTAINED             TOTAL
           -----            ----------          ---------             -----
         8,109,570            173,615             318,717           8,601,902

(2) A change in the Real Estate Series' sub-classification under the Investment Company Act of 1940, as amended, from diversified to non-diversified, was approved by shareholders of the Real Estate Series as follows:

                            AGAINST OR
            FOR              WITHHELD           ABSTAINED             TOTAL
           -----            ----------          ---------             -----
         7,886,337            307,763             407,802           8,601,902

At a special meeting of shareholders of the Van Kampen Growth and Income Series of the Trust held on April 22, 2002, the following actions were taken:

(1) The new portfolio management agreement among the Trust, DSI and Van Kampen with regard to the Van Kampen Growth and Income Series was approved by the shareholders of the Van Kampen Growth and Income Series as follows:

                            AGAINST OR
            FOR              WITHHELD           ABSTAINED             TOTAL
           -----            ----------          ---------             -----
         35,922,450           746,814           1,666,885          38,336,148

(2) A change in the fundamental investment objective of the Van Kampen Growth and Income Series was approved by shareholders of the Van Kampen Growth and Income Series as follows:

                             AGAINST OR
            FOR              WITHHELD           ABSTAINED             TOTAL
           -----            ----------          ---------             -----
         35,460,572         1,033,914           1,841,662          38,336,148

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                                  THE GCG TRUST

                                ----------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                            Paul S. Doherty, TRUSTEE
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           R. Glenn Hilliard, TRUSTEE*
                             Walter H. May, TRUSTEE
                          Thomas J. McInerney, TRUSTEE*
                              Jock Patton, TRUSTEE
                           David W.C. Putnam, TRUSTEE
                            Blaine E. Rieke, TRUSTEE
                            John G. Turner, TRUSTEE*
                            Roger B. Vincent, TRUSTEE
                          Richard A. Wedemeyer, TRUSTEE
                          Mary Bea Wilkinson, PRESIDENT
                       Stephen J. Preston, VICE PRESIDENT
                        Antonio M. Muniz, VICE PRESIDENT
        Christopher W. Smythe, TREASURER AND PRINCIPAL ACCOUNTING OFFICER
                          Kimberly J. Smith, SECRETARY
                               *INTERESTED TRUSTEE

                                ----------------

                             Dechert, LEGAL COUNSEL
                Directed Services, Inc., MANAGER AND DISTRIBUTOR
                     Ernst & Young LLP, INDEPENDENT AUDITORS